--------------------------------------------------------------------------------

       MERRILL LYNCH VARIABLE
       -------------------------------------------------------------------------
       SERIES FUNDS, INC.
       -------------------------------------------------------------------------

                                                                                                      PAGE
                                                                                                      ----
                                                              American Balanced Fund................    1
                                                              Basic Value Focus Fund................   14
                                                              Capital Focus Fund....................   28
                                                              Developing Capital Markets Focus
                                                                Fund................................   43
                                                              Domestic Money Market Fund............   64
                                                              Global Bond Focus Fund................   75
                                                              Global Growth Focus Fund..............   89
                                                              Global Strategy Focus Fund............  104
                                                              Global Utility Focus Fund.............  122
                                                              Government Bond Fund..................  136
                                                              High Current Income Fund..............  148
                                                              Index 500 Fund........................  165
                                                              International Equity Focus Fund.......  180
                                                              Natural Resources Focus Fund..........  202
                                                              Prime Bond Fund.......................  215
                                                              Quality Equity Fund...................  230
                                                              Reserve Assets Fund...................
                                                              Special Value Focus Fund..............  243

Annual Report
December 31, 1999

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--AMERICAN BALANCED FUND
DECEMBER 31, 1999--ANNUAL REPORT
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

  The US economy finished 1999 with strong growth, low inflation, accelerating productivity, strong earnings and rising real wages. At its meeting on November 16, 1999, the Federal Reserve Board announced its move to tighten interest rates by 25 basis points (0.25%), essentially putting short-term interest rates back to where they were before the three quarter-point cuts that were made in the fall of 1998. Monetary policy was kept steady at the central bank's last meeting in 1999 on December 21 over Year 2000 concerns, but indications point to further tightening in early 2000. (The Federal Reserve Board did raise the Federal Funds rate by 0.25% on February 2, 2000.)

  US stock markets rebounded in October and advanced on a technology-driven rally in November. Significant strength in small-capitalization stocks also emerged in November, particularly in the small cap growth sector. Overall, US stock markets ended the year at new highs. In the fixed-income area, the 30-year Treasury bond yield hit a two-year high over concerns of the continued strength of the economy and potential future action by the Federal Reserve Board.

FISCAL YEAR IN REVIEW

  For the year ended December 31, 1999, the Fund's Class A Shares had a total return of +8.73%. This compares to the +21.04% total return for the Standard & Poor's 500 Index for the same 12-month period.

  As was the case in 1998, the US equity sector had a positive impact on Fund returns during the fiscal year ended December 31, 1999. The stock market again was characterized by the significant outperformance of a narrow group of equities, specifically the shares of technology companies. The Fund benefited because we had allocated the largest portion of its equity assets to the technology sector during the year. However, the Fund's return was held down by the negative overall return produced by US fixed-income securities for the year as a whole.

PORTFOLIO MATTERS

  As of December 31, 1999, the Fund's asset allocation was: US stocks, 55% of net assets; US bonds, 39%; and cash reserves, 6%.

  We increased the Fund's US equity representation slightly from 52% of net assets to 55% during the six months ended December 31, 1999. Technology remained the largest single group represented in the portfolio, accounting for nearly one-third of the Fund's US equity assets. This commitment reflects our continuing emphasis on the shares of companies where we believe a consistent and above-average rate of earnings growth will be extended over the next several years and where valuations appear reasonable relative to earnings growth potential. Consistent with this focus are the Fund's significant commitments in consumer staples, communication services, financials and health care.

  We reduced the Fund's commitment to US bonds from 44% of net assets to 39% during the six months ended December 31, 1999. Late in 1999, we took advantage of an interest rate rise to extend the Fund's average duration to 6.7 years, after reducing the duration earlier in the second half of 1999. In our opinion, the Federal Reserve Board is likely to tighten monetary policy in 2000 until the US economy slows down. Such a slowdown will ease fears of a resurgence of inflation and enable intermediate-term--long-term US interest rates to decline, in our view.

IN CONCLUSION

  We appreciate your investment in American Balanced Fund of Merrill Lynch Variable Series Funds, Inc., and we look forward to sharing our investment outlook and strategies with you in our next report to shareholders.

Sincerely,

/s/ Terry K. Glenn
Terry K. Glenn
President and Director

/s/ Thomas R. Robinson
Thomas R. Robinson
Senior Vice President and Portfolio Manager

February 7, 2000

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--AMERICAN BALANCED FUND
TOTAL RETURN BASED ON A $10,000 INVESTMENT--CLASS A SHARES
--------------------------------------------------------------------------------

A line graph depicting the growth of an investment in the Fund's Class A Shares compared to growth of an investment in the Standard & Poor's 500 Index and a Weighted Index. Beginning and ending values are:

                                                   12/89          12/99
American Balanced Fund+--
Class A Shares*                                   $10,000        $26,910

Standard & Poor's 500 Index++                     $10,000        $53,277

Weighted Index+++                                 $10,000        $27,062

*Assuming transaction costs and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses.
+American Balanced Fund invests in a balanced portfolio of fixed-income and equity securities.
++This unmanaged broad-based Index is comprised of US common stocks.
+++This unmanaged Index, which is an equally weighted blend of the Three-Month Treasury Bill Index, the Merrill Lynch US Corporate and Government Master Index and the S&P 500 Index, is comprised of US Treasury bills maturing in up to three months, investment-grade bonds and common stocks.
Past performance is not predictive of future performance.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--AMERICAN BALANCED FUND
AVERAGE ANNUAL TOTAL RETURN--CLASS A SHARES
--------------------------------------------------------------------------------
PERIOD COVERED                                                          % RETURN
--------------------------------------------------------------------------------
Year Ended 12/31/99                                                      + 8.73%
--------------------------------------------------------------------------------
Five Years Ended 12/31/99                                                 +13.90
--------------------------------------------------------------------------------
Ten Years Ended 12/31/99                                                  +10.41
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--AMERICAN BALANCED FUND
RECENT PERFORMANCE RESULTS*
--------------------------------------------------------------------------------

                                                                6 MONTH        12 MONTH
                                                              TOTAL RETURN   TOTAL RETURN
-----------------------------------------------------------------------------------------
Class A Shares                                                    +3.98%        +8.73%
-----------------------------------------------------------------------------------------

* Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--AMERICAN BALANCED FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                SHARES                                                                      PERCENT OF
INDUSTRY                         HELD                        COMMON STOCKS                      VALUE       NET ASSETS
----------------------------------------------------------------------------------------------------------------------
AEROSPACE                          13,645      United Technologies Corporation...........    $    886,925       0.5%
----------------------------------------------------------------------------------------------------------------------
APPLICATION DEVELOPMENT            13,700      +Siebel Systems, Inc. ....................       1,154,225       0.7
  SOFTWARE
----------------------------------------------------------------------------------------------------------------------
BANKING                            12,871      Bank of America Corporation...............         645,963       0.4
                                   17,800      The Bank of New York Company, Inc. .......         712,000       0.4
                                    5,200      The Chase Manhattan Corporation...........         403,975       0.3
                                                                                             ------------     -----
                                                                                                1,761,938       1.1
----------------------------------------------------------------------------------------------------------------------
BEVERAGES                          19,900      The Coca-Cola Company.....................       1,159,175       0.7
                                   38,000      PepsiCo, Inc. ............................       1,339,500       0.8
                                                                                             ------------     -----
                                                                                                2,498,675       1.5
----------------------------------------------------------------------------------------------------------------------
BROADCASTING--CABLE                50,018      +AT&T Corp.--Liberty Media Group (Class
                                                 A)......................................       2,838,521       1.7
                                    6,900      +UnitedGlobalCom Inc. (Class A)...........         484,725       0.3
                                                                                             ------------     -----
                                                                                                3,323,246       2.0
----------------------------------------------------------------------------------------------------------------------
BUILDING PRODUCTS                  13,600      +American Tower Corporation (Class A).....         415,650       0.2
----------------------------------------------------------------------------------------------------------------------
BUSINESS SERVICES                   3,100      +Oracle Corporation.......................         347,200       0.2
----------------------------------------------------------------------------------------------------------------------
CABLE                              73,800      +Charter Communications, Inc. (Class A)...       1,614,375       1.0
----------------------------------------------------------------------------------------------------------------------
CHEMICALS                          12,550      E.I. du Pont de Nemours and Company.......         826,731       0.5
                                   27,000      Rohm and Haas Company.....................       1,098,563       0.7
                                                                                             ------------     -----
                                                                                                1,925,294       1.2
----------------------------------------------------------------------------------------------------------------------
COMMERCIAL SERVICES                 9,350      +Convergys Corporation....................         287,512       0.2
----------------------------------------------------------------------------------------------------------------------
COMMUNICATIONS                     40,575      +MCI WorldCom Inc. .......................       2,150,475       1.3
----------------------------------------------------------------------------------------------------------------------
COMPUTER SERVICES                   5,400      +America Online, Inc. ....................         407,362       0.2
                                   38,150      +Cisco Systems, Inc. .....................       4,084,434       2.5
                                                                                             ------------     -----
                                                                                                4,491,796       2.7
----------------------------------------------------------------------------------------------------------------------
COMPUTER SOFTWARE                   1,700      +i2 Technologies, Inc. ...................         330,863       0.2
                                    5,400      +Symantec Corporation.....................         316,575       0.2
                                    1,000      +Yahoo! Inc. .............................         432,688       0.2
                                                                                             ------------     -----
                                                                                                1,080,126       0.6
----------------------------------------------------------------------------------------------------------------------
COMPUTERS                           9,400      Compaq Computer Corporation...............         254,387       0.1
                                    7,400      +EMC Corporation..........................         808,450       0.5
                                    3,000      +Gateway Inc. ............................         216,187       0.1
                                   12,485      International Business Machines
                                                 Corporation.............................       1,348,380       0.8
                                   16,200      +Sun Microsystems, Inc. ..................       1,253,475       0.8
                                   22,900      Tandy Corporation.........................       1,126,394       0.7
                                                                                             ------------     -----
                                                                                                5,007,273       3.0
----------------------------------------------------------------------------------------------------------------------
CONGLOMERATES                      22,900      The Dial Corporation......................         556,756       0.4
                                   12,300      Honeywell International Inc. .............         709,556       0.4
                                                                                             ------------     -----
                                                                                                1,266,312       0.8
----------------------------------------------------------------------------------------------------------------------
COSMETICS                          17,700      The Gillette Company......................         729,019       0.4
----------------------------------------------------------------------------------------------------------------------
ELECTRIC & GAS                     22,400      +Calpine Corporation......................       1,433,600       0.9
----------------------------------------------------------------------------------------------------------------------
ELECTRICAL & ELECTRONICS            6,800      +The AES Corporation......................         508,300       0.3
----------------------------------------------------------------------------------------------------------------------
ELECTRONIC COMPONENTS              18,170      General Electric Company..................       2,811,808       1.7
                                   13,150      Intel Corporation.........................       1,081,588       0.7
                                   12,790      Motorola, Inc. ...........................       1,883,328       1.1
                                                                                             ------------     -----
                                                                                                5,776,724       3.5
----------------------------------------------------------------------------------------------------------------------
ELECTRONICS                         1,200      +Broadcom Corporation (Class A)...........         326,775       0.2
                                    4,700      Texas Instruments Incorporated............         455,313       0.3
                                                                                             ------------     -----
                                                                                                  782,088       0.5
----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--AMERICAN BALANCED FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1999 (CONTINUED)
--------------------------------------------------------------------------------

                                SHARES                                                                      PERCENT OF
INDUSTRY                         HELD                        COMMON STOCKS                      VALUE       NET ASSETS
----------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES                 10,400      Associates First Capital Corporation
                                                 (Class A)...............................    $    285,350       0.2%
                                   29,400      Citigroup Inc. ...........................       1,633,537       1.0
                                   22,200      Wells Fargo Company.......................         897,713       0.5
                                                                                             ------------     -----
                                                                                                2,816,600       1.7
----------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES--CONSUMER       14,400      Household International, Inc. ............         536,400       0.3
----------------------------------------------------------------------------------------------------------------------
FOOD                               32,900      +Keebler Foods Company....................         925,313       0.6
----------------------------------------------------------------------------------------------------------------------
HEALTHCARE--PRODUCTS &             19,700      Columbia/HCA Healthcare Corporation.......         577,456       0.3
  SERVICES
----------------------------------------------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS                 16,600      Colgate-Palmolive Company.................       1,079,000       0.6
                                    7,100      The Procter & Gamble Company..............         777,894       0.5
                                                                                             ------------     -----
                                                                                                1,856,894       1.1
----------------------------------------------------------------------------------------------------------------------
INFORMATION PROCESSING             16,800      +Unisys Corporation.......................         536,550       0.3
----------------------------------------------------------------------------------------------------------------------
INSURANCE                          14,200      AXA Financial, Inc. ......................         481,025       0.3
                                    6,000      American International Group, Inc. .......         648,750       0.4
                                    6,800      +Clear Channel Communications, Inc. ......         606,900       0.3
                                                                                             ------------     -----
                                                                                                1,736,675       1.0
----------------------------------------------------------------------------------------------------------------------
INTERNETWORKING                     1,100      +InfoSpace.com, Inc. .....................         235,331       0.1
                                    3,200      +Inktomi Corporation......................         283,600       0.2
                                    1,900      +Internet Capital Group, Inc. ............         322,169       0.2
                                                                                             ------------     -----
                                                                                                  841,100       0.5
----------------------------------------------------------------------------------------------------------------------
LASER SYSTEMS & COMPONENTS         22,600      +JDS Uniphase Corporation.................       3,644,250       2.2
----------------------------------------------------------------------------------------------------------------------
MACHINERY                           4,400      Caterpillar Inc. .........................         207,075       0.1
----------------------------------------------------------------------------------------------------------------------
MEDICAL TECHNOLOGY                 13,550      Johnson & Johnson.........................       1,261,844       0.8
----------------------------------------------------------------------------------------------------------------------
METAL                              21,400      Alcoa Inc. ...............................       1,776,200       1.1
----------------------------------------------------------------------------------------------------------------------
NATURAL GAS                        30,700      Enron Corp. ..............................       1,362,312       0.8
----------------------------------------------------------------------------------------------------------------------
NATURAL RESOURCES                  19,300      Burlington Resources Inc. ................         638,106       0.4
----------------------------------------------------------------------------------------------------------------------
OIL--INTEGRATED                    15,974      Exxon Mobil Corporation...................       1,286,890       0.8
                                   34,000      Shell Transport & Trading Company
                                                 (ADR)(a)................................       1,674,500       1.0
                                                                                             ------------     -----
                                                                                                2,961,390       1.8
----------------------------------------------------------------------------------------------------------------------
OIL SERVICES                       15,900      Schlumberger Limited......................         894,375       0.5
                                    3,078      Transocean Sedco Forex Inc. ..............         103,698       0.1
                                                                                             ------------     -----
                                                                                                  998,073       0.6
----------------------------------------------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS            18,600      International Paper Company...............       1,049,738       0.6
----------------------------------------------------------------------------------------------------------------------
PETROLEUM                          20,700      Unocal Corporation........................         694,744       0.4
----------------------------------------------------------------------------------------------------------------------
PHARMACEUTICALS                     7,950      American Home Products Corporation........         313,528       0.2
                                   24,150      Bristol-Myers Squibb Company..............       1,550,128       0.9
                                   16,300      Cardinal Health, Inc. ....................         780,362       0.5
                                    2,700      Eli Lilly and Company.....................         179,550       0.1
                                   19,200      Merck & Co., Inc. ........................       1,287,600       0.8
                                   25,100      Pfizer Inc. ..............................         814,181       0.5
                                    7,600      Pharmacia & Upjohn, Inc. .................         342,000       0.2
                                                                                             ------------     -----
                                                                                                5,267,349       3.2
----------------------------------------------------------------------------------------------------------------------
RADIO & TELEVISION                 31,100      +AMFM Inc. ...............................       2,433,575       1.5
----------------------------------------------------------------------------------------------------------------------
RESTAURANTS                        22,800      McDonald's Corporation....................         919,125       0.6
----------------------------------------------------------------------------------------------------------------------
RETAIL                             12,400      +Federated Department Stores, Inc. .......         626,975       0.4
                                   19,800      Lowe's Companies, Inc. ...................       1,183,050       0.7
                                   28,400      +Safeway Inc. ............................       1,009,975       0.6
                                   24,800      Wal-Mart Stores, Inc. ....................       1,714,300       1.0
                                                                                             ------------     -----
                                                                                                4,534,300       2.7
----------------------------------------------------------------------------------------------------------------------
SCIENTIFIC EQUIPMENT               14,100      Millipore Corporation.....................         544,613       0.3
----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--AMERICAN BALANCED FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1999 (CONTINUED)
--------------------------------------------------------------------------------

                                SHARES                                                                      PERCENT OF
INDUSTRY                         HELD                        COMMON STOCKS                      VALUE       NET ASSETS
----------------------------------------------------------------------------------------------------------------------
SOFTWARE                           30,950      +Microsoft Corporation....................    $  3,611,478       2.2%
                                    9,000      +Network Associates, Inc. ................         239,625       0.1
                                                                                             ------------     -----
                                                                                                3,851,103       2.3
----------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS                 11,000      +3Com Corporation.........................         516,313       0.3
                                   45,107      AT&T Corp. ...............................       2,289,180       1.4
                                    7,400      +Adelphia Business Solutions, Inc. .......         350,112       0.2
                                   11,900      +Amdocs Limited...........................         410,550       0.2
                                   34,000      GTE Corporation...........................       2,399,125       1.4
                                   13,200      +Global TeleSystems Group, Inc. ..........         457,050       0.3
                                   10,150      Lucent Technologies Inc. .................         759,347       0.4
                                                                                             ------------     -----
                                                                                                7,181,677       4.2
----------------------------------------------------------------------------------------------------------------------
TRANSPORTATION SERVICES             4,400      United Parcel Service, Inc. (Class B).....         303,600       0.2
----------------------------------------------------------------------------------------------------------------------
UTILITIES--COMMUNICATION           40,928      SBC Communications Inc. ..................       1,995,221       1.2
----------------------------------------------------------------------------------------------------------------------
UTILITIES--ELECTRIC                21,500      Public Service Enterprise Group
                                                 Incorporated............................         748,469       0.4
----------------------------------------------------------------------------------------------------------------------
WIRELESS COMMUNICATION--            8,000      +Nextel Communications, Inc. (Class A)....         824,500       0.5
DOMESTIC PAGING & CELLULAR
                                    6,400      +Sprint Corp. (PCS Group).................         656,000       0.4
                                                                                             ------------     -----
                                                                                                1,480,500       0.9
----------------------------------------------------------------------------------------------------------------------
                                               TOTAL COMMON STOCKS (COST--$65,531,737)         91,121,005      54.7
----------------------------------------------------------------------------------------------------------------------
                                 FACE
                                AMOUNT                  FIXED-INCOME INVESTMENTS
----------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES            $ 3,000,000      General Electric Capital Corp., 8.75% due
                                                 5/21/2007...............................       3,240,720       2.0
----------------------------------------------------------------------------------------------------------------------
US GOVERNMENT AGENCY            1,384,103      Federal Home Loan Mortgage Corporation
MORTGAGE-BACKED OBLIGATIONS*                     Participation Certificates--
                                                 Gold Program #10036, 7.50%
                                                 due 6/01/2007...........................       1,399,289       0.8
----------------------------------------------------------------------------------------------------------------------
US GOVERNMENT & AGENCY                         Federal National Mortgage Association:
OBLIGATIONS
                                7,760,000      5.625% due 3/15/2001......................       7,688,453       4.6
                                5,550,000      5.25% due 1/15/2009.......................       4,895,267       2.9
                               24,000,000      6.375% due 6/15/2009......................      22,916,160      13.8
                                               US Treasury Bonds:
                                2,500,000      5.25% due 11/15/2028......................       2,059,375       1.2
                               14,700,000      6.125% due 8/15/2029......................      14,013,216       8.4
                                               US Treasury Notes:
                                4,800,000      5% due 4/30/2001..........................       4,729,488       2.9
                                3,800,000      5.75% due 6/30/2001.......................       3,776,250       2.3
                                                                                             ------------     -----
                                                                                               60,078,209      36.1
----------------------------------------------------------------------------------------------------------------------
                                               TOTAL FIXED-INCOME INVESTMENTS
                                               (COST--$66,589,689)                             64,718,218      38.9
----------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--AMERICAN BALANCED FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1999 (CONCLUDED)
--------------------------------------------------------------------------------

                                                                                                            Percent of
                                     Face
                                   AMOUNT      SHORT-TERM SECURITIES                                VALUE   NET ASSETS
----------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER**            $ 4,284,000      General Motors Acceptance Corp., 5% due
                                                 1/03/2000...............................    $  4,282,215       2.6%
----------------------------------------------------------------------------------------------------------------------
US GOVERNMENT AGENCY            5,500,000      Federal Home Loan Mortgage Corporation,
OBLIGATIONS**                                    5.70% due 1/14/2000.....................       5,487,808       3.3
----------------------------------------------------------------------------------------------------------------------
                                               TOTAL SHORT-TERM SECURITIES
                                               (COST--$9,770,023)                               9,770,023       5.9
----------------------------------------------------------------------------------------------------------------------
                                               TOTAL INVESTMENTS (COST--$141,891,449)....     165,609,246      99.5
                                               OTHER ASSETS LESS LIABILITIES.............         796,133       0.5
                                                                                             ------------     -----
                                               NET ASSETS................................    $166,405,379     100.0%
                                                                                             ============     =====
----------------------------------------------------------------------------------------------------------------------

* Mortgage-Backed Obligations are subject to principal paydowns as a result of prepayments or refinancing of the underlying mortgage instrument. As a result, the average life may be substantially less than the original maturity.

** Commercial Paper and certain US Government Agency Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Fund.

+ Non-income producing security.

(a) American Depositary Receipts (ADR).

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--AMERICAN BALANCED FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 1999
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (identified cost--$141,891,449).......               $165,609,246
Cash........................................................                      1,758
Receivables:
  Securities sold...........................................  $8,649,748
  Interest..................................................     760,893
  Dividends.................................................      57,371      9,468,012
                                                              ----------
Prepaid expenses and other assets...........................                     12,561
                                                                           ------------
Total assets................................................                175,091,577
                                                                           ------------
---------------------------------------------------------------------------------------
LIABILITIES:
Payables:
  Securities purchased......................................   8,522,867
  Investment adviser........................................      86,330
  Capital shares redeemed...................................      49,810      8,659,007
                                                              ----------
Accrued expenses and other liabilities......................                     27,191
                                                                           ------------
Total liabilities...........................................                  8,686,198
                                                                           ------------
---------------------------------------------------------------------------------------
NET ASSETS..................................................               $166,405,379
                                                                           ============
---------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class A Shares of Common Stock, $.10 par value, 100,000,000
  shares authorized+........................................               $  1,124,124
Paid-in capital in excess of par............................                140,283,134
Undistributed investment income--net........................                      2,043
Undistributed realized capital gains on investments--net....                  1,278,281
Unrealized appreciation on investments--net.................                 23,717,797
                                                                           ------------
NET ASSETS..................................................               $166,405,379
                                                                           ============
---------------------------------------------------------------------------------------
NET ASSET VALUE:
Class A--Based on net assets of $166,405,379 and 11,241,243
  shares outstanding........................................               $      14.80
                                                                           ============
---------------------------------------------------------------------------------------

   + The Fund is also authorized to issue 100,000,000 Class B Shares.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--AMERICAN BALANCED FUND
STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 1999
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest and discount earned................................              $ 4,892,065
Dividends (net of $4,600 foreign withholding tax)...........                  830,242
                                                                          -----------
Total income................................................                5,722,307
                                                                          -----------
-------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees....................................  $951,542
Accounting services.........................................    31,530
Custodian fees..............................................    24,602
Professional fees...........................................    24,347
Printing and shareholder reports............................    14,198
Transfer agent fees.........................................     5,011
Directors' fees and expenses................................     4,001
Pricing services............................................     1,012
Other.......................................................     2,985
                                                              --------
Total expenses..............................................                1,059,228
                                                                          -----------
Investment income--net......................................                4,663,079
                                                                          -----------
-------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS--NET:
Realized gain on investments--net...........................               11,119,754
Change in unrealized appreciation on investments--net.......               (1,634,882)
                                                                          -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........              $14,147,951
                                                                          ===========
-------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--AMERICAN BALANCED FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                   FOR THE YEAR ENDED
                                                                      DECEMBER 31,
                                                              ----------------------------
INCREASE (DECREASE) IN NET ASSETS:                                1999            1998
------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................  $  4,663,079    $  4,504,403
Realized gain on investments--net...........................    11,119,754      16,072,309
Change in unrealized appreciation on investments--net.......    (1,634,882)      3,510,679
                                                              ------------    ------------
Net increase in net assets resulting from operations........    14,147,951      24,087,391
                                                              ------------    ------------
------------------------------------------------------------------------------------------
DIVIDENDS & DISTRIBUTIONS TO SHAREHOLDERS:
Investment income--net:
  Class A...................................................    (9,159,666)     (6,345,486)
Realized gain on investments--net:
  Class A...................................................   (25,700,159)    (15,410,418)
                                                              ------------    ------------
Net decrease in net assets resulting from dividends and
  distributions to shareholders.............................   (34,859,825)    (21,755,904)
                                                              ------------    ------------
------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net assets derived from capital
  share transactions........................................        32,782      (9,994,020)
                                                              ------------    ------------
------------------------------------------------------------------------------------------
NET ASSETS:
Total decrease in net assets................................   (20,679,092)     (7,662,533)
Beginning of year...........................................   187,084,471     194,747,004
                                                              ------------    ------------
End of year*................................................  $166,405,379    $187,084,471
                                                              ============    ============
------------------------------------------------------------------------------------------
   * Undistributed investment income--net...................  $      2,043    $  4,504,394
                                                              ============    ============
------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--AMERICAN BALANCED FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

THE FOLLOWING PER SHARE DATA AND RATIOS HAVE
BEEN DERIVED FROM INFORMATION PROVIDED IN THE                                       CLASS A
FINANCIAL STATEMENTS.                                       --------------------------------------------------------
                                                                        FOR THE YEAR ENDED DECEMBER 31,
                                                            --------------------------------------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:                       1999        1998        1997        1996        1995
--------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year.......................   $  16.74    $  16.59    $  16.01    $  15.17    $  13.08
                                                            --------    --------    --------    --------    --------
Investment income--net...................................        .45         .40         .54         .53         .59
Realized and unrealized gain on investments--net.........        .83        1.60        1.87         .89        2.06
                                                            --------    --------    --------    --------    --------
Total from investment operations.........................       1.28        2.00        2.41        1.42        2.65
                                                            --------    --------    --------    --------    --------
Less dividends and distributions:
  Investment income--net.................................       (.85)       (.54)       (.27)       (.56)       (.56)
  Realized gain on investments--net......................      (2.37)      (1.31)      (1.56)       (.02)         --
                                                            --------    --------    --------    --------    --------
Total dividends and distributions........................      (3.22)      (1.85)      (1.83)       (.58)       (.56)
                                                            --------    --------    --------    --------    --------
Net asset value, end of year.............................   $  14.80    $  16.74    $  16.59    $  16.01    $  15.17
                                                            ========    ========    ========    ========    ========
--------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:*
Based on net asset value per share.......................      8.73%      13.56%      17.11%       9.73%      20.81%
                                                            ========    ========    ========    ========    ========
--------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses.................................................       .61%        .62%        .60%        .60%        .61%
                                                            ========    ========    ========    ========    ========
Investment income--net...................................      2.70%       2.37%       3.17%       3.39%       4.22%
                                                            ========    ========    ========    ========    ========
--------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of year (in thousands)...................   $166,405    $187,084    $194,747    $212,047    $212,912
                                                            ========    ========    ========    ========    ========
Portfolio turnover.......................................    105.48%     102.47%     136.71%     236.50%      38.40%
                                                            ========    ========    ========    ========    ========
--------------------------------------------------------------------------------------------------------------------

   * Total investment returns exclude insurance-related fees and expenses.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--AMERICAN BALANCED FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 18 separate funds. Each fund offers two classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Class A and Class B Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class and Class B Shares bear certain expenses related to the distribution of such shares. American Balanced Fund (the "Fund") is classified as "diversified," as defined in the Investment Company Act of 1940. The Fund's financial statements are prepared in accordance with generally accepted accounting principles, which may require the use of management accruals and estimates. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the closing bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. Portfolio securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company.

  (b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity and debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- Options--The Fund may write covered call options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

  Written options are non-income producing investments.

  (c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

  (d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

  (e) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

  (f) Reclassification--Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, current year's permanent book/tax differences of $5,764 have been reclassified between undistributed net realized capital gains and undistributed net investment income. These reclassifications have no effect on net assets or net asset value per share.

--------------------------------------------------------------------------------

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner.

  MLAM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the funds. For such services, the Fund pays a monthly fee at the annual rate of .55% of the average daily value of the Fund's net assets.
  MLAM and Merrill Lynch Life Agency, Inc. ("MLLA") have entered into an agreement that limits the operating expenses paid by the Fund, exclusive of any distribution fees imposed on Class B Shares, to 1.25% of its average daily net assets. Any such expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by MLAM which, in turn, will be reimbursed by MLLA.

  For the year ended December 31, 1999, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., earned $16,293 in commissions on the execution of portfolio security transactions

  For the year ended December 31, 1999, Merrill Lynch Security Pricing Service, an affiliate of MLPF&S, earned $500 for providing security price quotations to compute the Fund's net asset value.

  Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  Merrill Lynch Funds Distributor, a division of Princeton Funds Distributor, Inc. ("PFD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc., is the Fund's distributor.
  Accounting services are provided to the Fund by MLAM at cost.

  Certain officers and/or directors of the Company are officers and/or directors of MLAM, PSI, FDS, PFD, and/or ML & Co.

3. INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 1999 were $174,637,275 and $205,824,078, respectively.

  Net realized gains for the year ended December 31, 1999 and net unrealized gains as of December 31, 1999 were as follows:

------------------------------------------------------------------
                                          Realized     Unrealized
                                            Gains         Gains
------------------------------------------------------------------
Long-term investments..................  $11,119,754   $23,717,797
                                         -----------   -----------
Total..................................  $11,119,754   $23,717,797
                                         ===========   ===========
------------------------------------------------------------------

  At December 31, 1999, net unrealized appreciation for Federal income tax purposes aggregated $23,613,687, of which $27,855,267 related to appreciated securities and $4,241,580 related to depreciated securities. At December 31, 1999, the aggregate cost of investments for Federal income tax purposes was $141,995,559.

4. CAPITAL SHARE TRANSACTIONS:

Transactions in capital shares were as follows:

------------------------------------------------------------------
Class A Shares for the Year Ended                        Dollar
December 31, 1999                          Shares        Amount
------------------------------------------------------------------
Shares sold............................      86,550   $  1,314,138
Shares issued to shareholders in
 reinvestment of dividends and
 distributions.........................   2,357,608     34,859,825
                                         ----------   ------------
Total issued...........................   2,444,158     36,173,963
Shares redeemed........................  (2,378,305)   (36,141,181)
                                         ----------   ------------
Net increase...........................      65,853   $     32,782
                                         ==========   ============
------------------------------------------------------------------

------------------------------------------------------------------
Class A Shares for the Year Ended                        Dollar
December 31, 1998                          Shares        Amount
------------------------------------------------------------------
Shares sold............................     107,140   $  1,675,752
Shares issued to shareholders in
 reinvestment of dividends and
 distributions.........................   1,472,980     21,755,904
                                         ----------   ------------
Total issued...........................   1,580,120     23,431,656
Shares redeemed........................  (2,146,975)   (33,425,676)
                                         ----------   ------------
Net decrease...........................    (566,855)  $ (9,994,020)
                                         ==========   ============
------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--AMERICAN BALANCED FUND
INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------
THE BOARD OF DIRECTORS AND SHAREHOLDERS,
AMERICAN BALANCED FUND OF
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of American Balanced Fund of Merrill Lynch Variable Series Funds, Inc. as of December 31, 1999, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1999 by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of American Balanced Fund of Merrill Lynch Variable Series Funds, Inc. as of December 31, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
February 10, 2000

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--BASIC VALUE FOCUS FUND
DECEMBER 31, 1999--ANNUAL REPORT
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

  The US economy finished 1999 with strong growth, low inflation, accelerating productivity, strong earnings and rising real wages. At its meeting on November 16, 1999, the Federal Reserve Board announced its move to tighten interest rates by 25 basis points (0.25%), essentially putting short-term interest rates back to where they were before the three quarter-point cuts that were made in the fall of 1998. Monetary policy was kept steady at the central bank's last meeting in 1999 on December 21 over Year 2000 concerns, but indications point to further tightening in early 2000. (The Federal Reserve Board did raise the Federal Funds rate by 0.25% on February 2, 2000.)

  US stock markets rebounded in October and advanced on a technology-driven rally in November. Significant strength in small-capitalization stocks also emerged in November, particularly in the small cap growth sector. Overall, US stock markets ended the year at new highs. In the fixed-income area, the 30-year Treasury bond yield hit a two-year high over concerns of the continued strength of the economy and potential future action by the Federal Reserve Board.

FISCAL YEAR IN REVIEW

  Basic Value Focus Fund enjoyed a particularly good year in terms of performance, especially in light of the continued challenging environment for value investing. During the fiscal year ended December 31, 1999, the Fund's Class A and Class B Shares had total returns of +21.12% and +20.97%, respectively, matching the total return of 21.04% for the unmanaged Standard & Poor's 500 Index. The Fund outperformed the average total return of +14.79% of the Lipper Variable Annuity Growth and Income group for the same period. We achieved this performance as a result of a substantial positive impact from our holdings in select technology stocks. For example, Integrated Device Technology, Inc., a leading semiconductor communication maker, posted a 383% stock price gain in 1999. Motorola, Inc.'s stock advanced 141% in response to the boom in sales of wireless handsets. Our longstanding Novell, Inc. holding appreciated 117% following the company's continued turnaround. Our ownership of Hewlett-Packard Company, International Business Machines Corporation and 3Com Corporation also aided performance.

  Financials, including both banks and insurance companies, were poor performers as a result of rising interest rates and company-specific earning shortfalls. We carried an underweight position in the group for most of the year, but began to significantly add to our holdings in the fourth quarter. We believe the stage is set for accelerated bank and insurance company consolidation in 2000 following recent Government deregulation and the expiration of pooling accounting on December 31, 2000. Positions in financials that we either added to or initiated during the period included Bank One Corporation, First Union Corporation, Ace Limited, The Allstate Corporation, Mellon Financial Corporation, UnumProvident Corporation, The CIT Group, Inc., Associates First Capital Corporation and The St. Paul Companies Inc. All of these companies were trading at attractive valuations, and we expect a more favorable environment for financials in 2000. Other new positions included Crown Cork & Seal Company, Inc., Sara Lee Corporation, Columbia/HCA Healthcare Corporation, Burlington Resources Inc., Sunoco, Inc., Unisys Corporation, SBC Communications Inc., American National Insurance Company, Becton, Dickinson and Company and American Home Products Corporation. In addition, we bought and sold United Parcel Services Inc. and Agilent Technologies Inc. during the period.

IN CONCLUSION

  Thank you for your investment in Basic Value Focus Fund of Merrill Lynch Variable Series Funds, Inc., and we look forward to serving your investment needs in the months and years ahead.

Sincerely,

/s/ Terry K. Glenn
Terry K. Glenn
President and Director

/s/ Kevin M. Rendino
Kevin Rendino
Senior Vice President and Portfolio Manager

February 7, 2000

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--BASIC VALUE FOCUS FUND
TOTAL RETURN BASED ON A $10,000 INVESTMENT--CLASS A AND CLASS B SHARES
--------------------------------------------------------------------------------
[VARIABLE SERIES BASIC VALUE FOCUS GRAPH]

A line graph depicting the growth of an investment in the Fund's Class A Shares compared to growth of an investment in the Standard & Poor's 500 Index and the Lipper Multi-Cap Value Average. Beginning and ending values are:

                                                  7/01/93**         12/99
Basic Value Focus Fund+--
Class A Shares*                                   $10,000          $27,142
Standard & Poor's 500 Index++                     $10,000          $37,465
Lipper Multi-Cap Value Average                    $10,000          $25,045

A line graph depicting the growth of an investment in the Fund's Class B Shares compared to growth of an investment in the Standard & Poor's 500 Index and the Lipper Multi-Cap Value Average. Beginning and ending values are:

                                                 11/03/97**         12/99
Basic Value Focus Fund+--
Class B Shares*                                   $10,000          $13,178
Standard & Poor's 500 Index++                     $10,000          $16,133
Lipper Multi-Cap Value Average                    $10,000          $12,010


*Assuming transaction costs and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses.
**Commencement of operations.
+Basic Value Focus Fund invests primarily in equities that Fund management believes are undervalued.
++This unmanaged broad-based Index is comprised of common stocks.
+++This average is comprised of funds that seek long-term growth of capital by investing in companies that are considered to be undervalued relative to a major unmanaged stock index based on price/current earnings, book value, asset value, or other factors.
Past performance is not predictive of future performance.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--BASIC VALUE FOCUS FUND
AVERAGE ANNUAL TOTAL RETURN--CLASS A SHARES
--------------------------------------------------------------------------------
PERIOD COVERED                                                          % RETURN
--------------------------------------------------------------------------------
Year Ended 12/31/99                                                      +21.12%
--------------------------------------------------------------------------------
Five Years Ended 12/31/99                                                 +19.35
--------------------------------------------------------------------------------
Inception (7/01/93) to 12/31/99                                           +16.60
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--BASIC VALUE FOCUS FUND
AVERAGE ANNUAL TOTAL RETURN--CLASS B SHARES
--------------------------------------------------------------------------------
PERIOD COVERED                                                          % RETURN
--------------------------------------------------------------------------------
Year Ended 12/31/99                                                      +20.97%
--------------------------------------------------------------------------------
Inception (11/03/97) to 12/31/99                                          +13.64
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--BASIC VALUE FOCUS FUND
RECENT PERFORMANCE RESULTS*
--------------------------------------------------------------------------------

                                                                6 MONTH        12 MONTH
                                                              TOTAL RETURN   TOTAL RETURN
-----------------------------------------------------------------------------------------
Class A Shares                                                    -0.87%        +21.12%
-----------------------------------------------------------------------------------------
Class B Shares                                                    -0.94         +20.97
-----------------------------------------------------------------------------------------

* Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--BASIC VALUE FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                SHARES                                                                      PERCENT OF
INDUSTRY                         HELD                            STOCKS                        VALUE        NET ASSETS
----------------------------------------------------------------------------------------------------------------------
LOW PRICE TO BOOK VALUE
----------------------------------------------------------------------------------------------------------------------
INSURANCE                       1,450,000      Ace Limited...............................  $   24,196,875       2.3%
BANKING & FINANCIALS              750,000      The Bank of Tokyo Mitsubishi, Ltd.
                                                 (ADR)*..................................      10,453,125       1.0
ENERGY                            600,000      Burlington Resources Inc. ................      19,837,500       1.9
BANKING & FINANCIALS              900,000      The CIT Group, Inc. (Class A).............      19,012,500       1.8
PAPER & FOREST PRODUCTS           300,000      Champion International Corporation........      18,581,250       1.7
HEALTHCARE                        660,000      Columbia/HCA Healthcare Corporation.......      19,346,250       1.8
SEMICONDUCTORS                    600,000      +Integrated Device Technology, Inc. ......      17,362,500       1.6
AEROSPACE & DEFENSE               760,000      Lockheed Martin Corporation...............      16,625,000       1.6
BASIC INDUSTRIES                  500,000      Newmont Mining Corporation................      12,250,000       1.2
AEROSPACE & DEFENSE               300,000      Northrop Grumman Corporation..............      16,218,750       1.5
COMPUTER SERVICES               1,500,000      +Scitex Corporation Ltd. (Ordinary).......      21,562,500       2.0
BEVERAGE & ENTERTAINMENT          350,000      The Seagram Company Ltd. .................      15,728,125       1.5
INSURANCE                         800,000      The St. Paul Companies, Inc. .............      26,950,000       2.5
ENERGY                            500,000      Sunoco, Inc. .............................      11,750,000       1.1
                                                                                           --------------     -----
                                                                                              249,874,375      23.5
----------------------------------------------------------------------------------------------------------------------
BELOW-AVERAGE PRICE/EARNINGS RATIO
----------------------------------------------------------------------------------------------------------------------
INSURANCE                       1,000,000      The Allstate Corporation..................      24,000,000       2.3
BANKING & FINANCIALS              700,000      Bank One Corporation......................      22,443,750       2.1
HEALTHCARE                        400,260      Becton, Dickinson and Company.............      10,706,955       1.0
BANKING & FINANCIALS              200,000      The Chase Manhattan Corporation...........      15,537,500       1.5
INFORMATION PROCESSING            900,000      Compaq Computer Corporation...............      24,356,250       2.3
CONTAINERS                      1,400,000      Crown Cork & Seal Company, Inc. ..........      31,325,000       3.0
FARMING & CONSTRUCTION            400,000      Deere & Company...........................      17,350,000       1.6
  EQUIPMENT
AUTOMOTIVE                      1,000,000      Delphi Automotive Systems Corporation.....      15,750,000       1.5
OIL SERVICES                      700,000      Diamond Offshore Drilling, Inc. ..........      21,393,750       2.0
CHEMICALS                         275,000      E.I. du Pont de Nemours and Company.......      18,115,625       1.7
CAPITAL EQUIPMENT                 200,000      Eaton Corporation.........................      14,525,000       1.4
ELECTRICAL EQUIPMENT              300,000      Emerson Electric Co. .....................      17,212,500       1.6
AUTOMOTIVE                        200,000      General Motors Corporation................      14,537,500       1.4
OIL SERVICES                      400,000      Halliburton Company.......................      16,100,000       1.5
CHEMICALS                         700,000      Hercules Incorporated.....................      19,512,500       1.8
PUBLISHING                        400,000      Knight-Ridder, Inc. ......................      23,800,000       2.2
ELECTRICAL EQUIPMENT              138,000      Koninklijke (Royal) Philips Electronics NV
                                                 (NY Registered Shares)..................      18,630,000       1.8
BANKING & FINANCIALS              500,000      Mellon Financial Corporation..............      17,031,250       1.6
TOBACCO                           600,000      Philip Morris Companies Inc. .............      13,912,500       1.3
FARMING & CONSTRUCTION            400,000      Potash Corporation of Saskatchewan
  EQUIPMENT                                      Inc. ...................................      19,275,000       1.8
OIL SERVICES                    1,000,000      +Rowan Companies, Inc. ...................      21,687,500       2.0
CONSUMER STAPLES                  800,000      Sara Lee Corporation......................      17,650,000       1.7
TECHNOLOGY                        300,000      +Unisys Corporation.......................       9,581,250       0.9
INSURANCE                         395,890      UnumProvident Corporation.................      12,693,223       1.2
                                                                                           --------------     -----
                                                                                              437,127,053      41.2
----------------------------------------------------------------------------------------------------------------------
ABOVE-AVERAGE YIELD
----------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS                300,000      AT&T Corp. ...............................      15,225,000       1.4
TELECOMMUNICATIONS                450,000      Alcatel (ADR)*............................      20,250,000       1.9
HEALTHCARE                         68,200      American Home Products Corporation........       2,689,637       0.2
INSURANCE                         200,000      American National Insurance Company.......      12,725,000       1.2
UTILITIES                         600,000      Cinergy Corp. ............................      14,475,000       1.4
BANKING & FINANCIALS              600,000      First Union Corporation...................      19,687,500       1.9
TELECOMMUNICATIONS                250,000      GTE Corporation...........................      17,640,625       1.7
FOODS                             400,000      General Mills, Inc. ......................      14,300,000       1.3
BANKING & FINANCIALS              901,064      National City Corporation.................      21,343,953       2.0
COMMUNICATIONS                    200,000      SBC Communications Inc. ..................       9,750,000       0.9

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--BASIC VALUE FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1999 (CONCLUDED)
--------------------------------------------------------------------------------

                                SHARES                                                                      PERCENT OF
INDUSTRY                         HELD                            STOCKS                        VALUE        NET ASSETS
----------------------------------------------------------------------------------------------------------------------
ABOVE-AVERAGE YIELD (CONCLUDED)
----------------------------------------------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUST      601,694      Simon Property Group, Inc. ...............  $   13,801,356       1.3%
ELECTRICAL EQUIPMENT              900,000      Thomas & Betts Corporation................      28,687,500       2.7
OIL--DOMESTIC                     791,000      Unocal Corporation........................      26,547,938       2.5
                                                                                           --------------     -----
                                                                                              217,123,509      20.4
----------------------------------------------------------------------------------------------------------------------
SPECIAL SITUATIONS
----------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS                279,400      +3Com Corporation.........................      13,114,338       1.2
BANKING & FINANCIALS              600,000      Associates First Capital Corporation
                                                 (Class A)...............................      16,462,500       1.6
AEROSPACE & DEFENSE               400,000      The Boeing Company........................      16,625,000       1.6
COMPUTER SERVICES                 200,000      Hewlett-Packard Company...................      22,787,500       2.1
INFORMATION PROCESSING            150,378      International Business Machines
                                                 Corporation.............................      16,240,824       1.5
TELECOMMUNICATIONS                150,000      Motorola, Inc. ...........................      22,087,500       2.1
SOFTWARE                          600,000      +Novell, Inc. ............................      23,925,000       2.3
                                                                                           --------------     -----
                                                                                              131,242,662      12.4
----------------------------------------------------------------------------------------------------------------------
                                               TOTAL STOCKS (COST--$1,016,343,611)          1,035,367,599      97.5
----------------------------------------------------------------------------------------------------------------------

                                 FACE
                                AMOUNT                   SHORT-TERM SECURITIES
----------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER **           $24,890,000      General Motors Acceptance Corp.,
                                                 5% due 1/03/2000........................      24,879,629       2.3
----------------------------------------------------------------------------------------------------------------------
                                               TOTAL SHORT-TERM SECURITIES
                                               (COST--$24,879,629)                             24,879,629       2.3
----------------------------------------------------------------------------------------------------------------------
                                               TOTAL INVESTMENTS
                                                 (COST--$1,041,223,240)..................   1,060,247,228      99.8
                                               OTHER ASSETS LESS LIABILITIES.............       1,688,683       0.2
                                                                                           --------------     -----
                                               NET ASSETS................................  $1,061,935,911     100.0%
                                                                                           ==============     =====
----------------------------------------------------------------------------------------------------------------------

+ Non-income producing security.

* American Depositary Receipts (ADR).

** Commercial Paper is traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Fund.

   Categories of companies shown have not been audited by Deloitte & Touche LLP.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--BASIC VALUE FOCUS FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 1999
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (identified cost--$1,041,223,240).....               $1,060,247,228
Cash........................................................                          288
Receivables:
  Dividends.................................................  $2,051,292
  Capital shares sold.......................................     659,308        2,710,600
                                                              ----------
Prepaid expenses and other assets...........................                       72,109
                                                                           --------------
Total assets................................................                1,063,030,225
                                                                           --------------
-----------------------------------------------------------------------------------------
LIABILITIES:
Payables:
  Investment adviser........................................     594,390
  Capital shares redeemed...................................     283,574
  Securities purchased......................................       7,475
  Distributor...............................................       2,222          887,661
                                                              ----------
Accrued expenses and other liabilities......................                      206,653
                                                                           --------------
Total liabilities...........................................                    1,094,314
                                                                           --------------
-----------------------------------------------------------------------------------------
NET ASSETS..................................................               $1,061,935,911
                                                                           ==============
-----------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class A Shares of Common Stock, $.10 par value, 100,000,000
  shares authorized.........................................               $    7,666,773
Class B Shares of Common Stock, $.10 par value, 100,000,000
  shares authorized.........................................                      140,286
Paid-in capital in excess of par............................                1,011,814,057
Undistributed investment income--net........................                        2,980
Undistributed realized capital gains on investments--net....                   23,287,827
Unrealized appreciation on investments--net.................                   19,023,988
                                                                           --------------
NET ASSETS..................................................               $1,061,935,911
                                                                           ==============
-----------------------------------------------------------------------------------------
NET ASSET VALUE:
Class A--Based on net assets of $1,042,884,583 and
  76,667,730 shares outstanding.............................               $        13.60
                                                                           ==============
Class B--Based on net assets of $19,051,328 and 1,402,863
  shares outstanding........................................               $        13.58
                                                                           ==============
-----------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--BASIC VALUE FOCUS FUND
STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 1999
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends (net of $208,679 foreign withholding tax).........              $ 15,544,111
Interest and discount earned................................                 4,610,714
                                                                          ------------
Total income................................................                20,154,825
                                                                          ------------
--------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees....................................  $5,383,645
Accounting services.........................................     162,285
Printing and shareholder reports............................      85,921
Professional fees...........................................      85,485
Custodian fees..............................................      79,426
Registration fees...........................................      71,947
Directors' fees and expenses................................      17,401
Distribution fees--Class B..................................      13,945
Transfer agent fees.........................................       4,907
Pricing services............................................       4,126
Other.......................................................      11,202
                                                              ----------
Expenses....................................................                 5,920,290
                                                                          ------------
Investment income--net......................................                14,234,535
                                                                          ------------
--------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN ON INVESTMENTS--NET:
Realized gain on investments--net...........................                94,705,059
Change in unrealized appreciation/depreciation on
  investments--net..........................................                45,817,385
                                                                          ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........              $154,756,979
                                                                          ============
--------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--BASIC VALUE FOCUS FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                    FOR THE YEAR ENDED
                                                                       DECEMBER 31,
                                                              ------------------------------
INCREASE (DECREASE) IN NET ASSETS:                                 1999            1998
--------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................  $   14,234,535   $   9,493,627
Realized gain on investments--net...........................      94,705,059     118,772,730
Change in unrealized appreciation/depreciation on
  investments--net..........................................      45,817,385     (68,783,241)
                                                              --------------   -------------
Net increase in net assets resulting from operations........     154,756,979      59,483,116
                                                              --------------   -------------
--------------------------------------------------------------------------------------------
DIVIDENDS & DISTRIBUTIONS TO SHAREHOLDERS:
Investment income--net:
  Class A...................................................     (23,452,307)     (7,893,414)
  Class B...................................................        (272,872)         (4,057)
Realized gain on investments--net:
  Class A...................................................    (187,394,822)    (96,299,982)
  Class B...................................................      (1,741,999)        (49,914)
                                                              --------------   -------------
Net decrease in net assets resulting from dividends and
  distributions to shareholders.............................    (212,862,000)   (104,247,367)
                                                              --------------   -------------
--------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Net increase in net assets derived from capital share
  transactions..............................................     362,136,699     130,995,545
                                                              --------------   -------------
--------------------------------------------------------------------------------------------
NET ASSETS:
Total increase in net assets................................     304,031,678      86,231,294
Beginning of year...........................................     757,904,233     671,672,939
                                                              --------------   -------------
End of year*................................................  $1,061,935,911   $ 757,904,233
                                                              ==============   =============
--------------------------------------------------------------------------------------------
* Undistributed investment income--net......................  $        2,980   $   9,493,624
                                                              ==============   =============
--------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--BASIC VALUE FOCUS FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

THE FOLLOWING PER SHARE DATA AND RATIOS HAVE
BEEN DERIVED FROM INFORMATION PROVIDED IN THE                                        CLASS A
FINANCIAL STATEMENTS.                                   ------------------------------------------------------------------
                                                                         FOR THE YEAR ENDED DECEMBER 31,
                                                        ------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:                    1999+         1998+         1997          1996          1995
--------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year...................    $    14.67    $  15.84      $  14.74      $  13.10      $  11.10
                                                         ----------    --------      --------      --------      --------
Investment income--net...............................           .22         .19           .19           .17           .18
Realized and unrealized gain on investments--net.....          2.37        1.10          2.52          2.37          2.49
                                                         ----------    --------      --------      --------      --------
Total from investment operations.....................          2.59        1.29          2.71          2.54          2.67
                                                         ----------    --------      --------      --------      --------
Less dividends and distributions:
  Investment income--net.............................          (.38)       (.19)         (.09)         (.18)         (.19)
  Realized gain on investments--net..................         (3.28)      (2.27)        (1.52)         (.72)         (.48)
                                                         ----------    --------      --------      --------      --------
Total dividends and distributions....................         (3.66)      (2.46)        (1.61)         (.90)         (.67)
                                                         ----------    --------      --------      --------      --------
Net asset value, end of year.........................    $    13.60    $  14.67      $  15.84      $  14.74      $  13.10
                                                         ==========    ========      ========      ========      ========
--------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:*
Based on net asset value per share...................        21.12%       9.44%        20.62%        20.69%        25.49%
                                                         ==========    ========      ========      ========      ========
--------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses.............................................          .66%        .66%          .65%          .66%          .66%
                                                         ==========    ========      ========      ========      ========
Investment income--net...............................         1.59%       1.26%         1.36%         1.37%         1.68%
                                                         ==========    ========      ========      ========      ========
--------------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of year (in thousands)...............    $1,042,885    $754,519      $671,325      $524,930      $306,463
                                                         ==========    ========      ========      ========      ========
Portfolio turnover...................................        86.46%     113.44%        95.52%        68.41%        74.10%
                                                         ==========    ========      ========      ========      ========
--------------------------------------------------------------------------------------------------------------------------

* Total investment returns exclude insurance-related fees and expenses. + Based on average shares outstanding.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--BASIC VALUE FOCUS FUND
FINANCIAL HIGHLIGHTS (CONCLUDED)
--------------------------------------------------------------------------------

                                                                                                   CLASS B
                                                                               -----------------------------------------------
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE BEEN DERIVED FROM INFORMATION          FOR THE YEAR
PROVIDED IN THE FINANCIAL STATEMENTS.                                                   ENDED               FOR THE PERIOD
                                                                                   DECEMBER 31,++          NOVEMBER 3, 1997+
                                                                               -----------------------      TO DECEMBER 31,
INCREASE (DECREASE) IN NET ASSET VALUE:                                         1999            1998             1997
------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period...............................            $ 14.65          $15.84          $15.89
                                                                               -------         -------          ------
Investment income--net.............................................                .21             .16             .01
Realized and unrealized gain (loss) on investments--net............               2.36            1.10            (.06)
                                                                               -------         -------          ------
Total from investment operations...................................               2.57            1.26            (.05)
                                                                               -------         -------          ------
Less dividends and distributions:
  Investment income--net...........................................               (.36)           (.18)             --
  Realized gain on investments--net................................              (3.28)          (2.27)             --
                                                                               -------         -------          ------
Total dividends and distributions..................................              (3.64)          (2.45)             --
                                                                               -------         -------          ------
Net asset value, end of period.....................................            $ 13.58          $14.65          $15.84
                                                                               =======         =======          ======
------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share.................................             20.97%           9.28%          (0.31%)++
                                                                               =======         =======          ======
------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses...........................................................               .81%            .82%            .82%*
                                                                               =======         =======          ======
Investment income--net.............................................              1.49%           1.12%           1.27%*
                                                                               =======         =======          ======
------------------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)...........................            $19,051          $3,385            $348
                                                                               =======         =======          ======
Portfolio turnover.................................................             86.46%         113.44%          95.52%
                                                                               =======         =======          ======
------------------------------------------------------------------------------------------------------------------------------

* Annualized.
** Total investment returns exclude insurance-related fees and expenses. + Commencement of operations.
++ Aggregate total investment return.
++ Based on average shares outstanding.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--BASIC VALUE FOCUS FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 18 separate funds. Each fund offers two classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Class A and Class B Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class and Class B Shares bear certain expenses related to the distribution of such shares. Basic Value Focus Fund (the "Fund") is classified as "diversified," as defined in the Investment Company Act of 1940. The Fund's financial statements are prepared in accordance with generally accepted accounting principles, which may require the use of management accruals and estimates. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the closing bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. Portfolio securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Options written are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price. Short-term securities are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company.

  (b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity and debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- Options--The Fund may write covered call options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium received is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received (or gain or loss to the extent the cost of the closing transaction exceeds the premium received).

  Written options are non-income producing investments.

  (c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

  (d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

  (e) Dividends and distributions to shareholders--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner. The

--------------------------------------------------------------------------------

Company has also entered into a Distribution Agreement and Distribution Plan with Merrill Lynch Funds Distributor ("MLFD" or the "Distributor"), a division of Princeton Funds Distributor, Inc. ("PFD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.
  MLAM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the funds. For such services, the Fund pays a monthly fee at the annual rate of .60% of the average daily value of the Fund's net assets.

  Pursuant to the Distribution Plan adopted by the Company, pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor an ongoing distribution fee each month at the annual rate of .15% of the average daily value of the Fund's Class B net assets.

  MLAM and Merrill Lynch Life Agency, Inc. ("MLLA") have entered into an agreement that limits the operating expenses paid by the Fund, exclusive of any distribution fees imposed on Class B Shares, to 1.25% of its average daily net assets. Any expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by MLAM which, in turn, will be reimbursed by MLLA.

  For the year ended December 31, 1999, Merrill Lynch, Pierce, Fenner & Smith Incorporated, a subsidiary of ML & Co., earned $99,074 in commissions on the execution of portfolio security transactions.
  Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  Accounting services are provided to the Fund by MLAM at cost.
  Certain officers and/or directors of the Company are officers and/or directors of MLAM, PSI, FDS, PFD, and/or ML & Co.

3. INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 1999 were $940,489,981 and $695,769,340, respectively.

  Net realized gains for the year ended December 31, 1999 and net unrealized gains as of December 31, 1999 were as follows:

------------------------------------------------------------------
                                          Realized     Unrealized
                                            Gains         Gains
------------------------------------------------------------------
Long-term investments..................  $94,704,482   $19,023,988
Short-term investments.................          577            --
                                         -----------   -----------
Total..................................  $94,705,059   $19,023,988
                                         ===========   ===========
------------------------------------------------------------------

  At December 31, 1999, net unrealized appreciation for Federal income tax purposes aggregated $16,977,379, of which $124,251,868 related to appreciated securities and $107,274,489 related to depreciated securities. At December 31, 1999, the aggregate cost of investments for Federal income tax purposes was $1,043,269,849.

4. CAPITAL SHARE TRANSACTIONS:

Net increase in net assets derived from capital share transactions was $362,136,699 and $130,995,545 for the years ended December 31, 1999 and December 31, 1998, respectively.

  Transactions in capital shares for each class were as follows:

-----------------------------------------------------------------
Class A Shares for the Year                             Dollar
Ended December 31, 1999                  Shares         Amount
-----------------------------------------------------------------
Shares sold..........................  14,232,382    $208,442,472
Shares issued to shareholders in
 reinvestment of dividends and
 distributions.......................  16,528,814     210,847,138
                                       ----------    ------------
Total issued.........................  30,761,196     419,289,610
Shares redeemed......................  (5,518,194)    (73,688,238)
                                       ----------    ------------
Net increase.........................  25,243,002    $345,601,372
                                       ==========    ============
-----------------------------------------------------------------

-----------------------------------------------------------------
Class A Shares for the Year                             Dollar
Ended December 31, 1998                  Shares         Amount
-----------------------------------------------------------------
Shares sold..........................   7,186,093    $105,551,625
Shares issued to shareholders in
 reinvestment of dividends and
 distributions.......................   7,700,916     104,193,396
                                       ----------    ------------
Total issued.........................  14,887,009     209,745,021
Shares redeemed......................  (5,839,387)    (81,723,213)
                                       ----------    ------------
Net increase.........................   9,047,622    $128,021,808
                                       ==========    ============
-----------------------------------------------------------------

------------------------------------------------------------------
Class B Shares for the Year                              Dollar
Ended December 31, 1999                Shares            Amount
------------------------------------------------------------------
Shares sold.........................  1,060,559        $15,129,101
Shares issued to shareholders in
 reinvestment of dividends and
 distributions......................    154,375          2,014,871
                                      ---------        -----------
Total issued........................  1,214,934         17,143,972
Shares redeemed.....................    (43,045)          (608,645)
                                      ---------        -----------
Net increase........................  1,171,889        $16,535,327
                                      =========        ===========
------------------------------------------------------------------

--------------------------------------------------------------------------------

-----------------------------------------------------------------
Class B Shares for the Year                              Dollar
Ended December 31, 1998                     Shares       Amount
-----------------------------------------------------------------
Shares sold...............................  215,927    $3,077,684
Shares issued to shareholders in
 reinvestment of dividends and
 distributions............................    3,989        53,970
                                            -------    ----------
Total issued..............................  219,916     3,131,654
Shares redeemed...........................  (10,907)     (157,917)
                                            -------    ----------
Net increase..............................  209,009    $2,973,737
                                            =======    ==========
-----------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--BASIC VALUE FOCUS FUND
INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------
THE BOARD OF DIRECTORS AND SHAREHOLDERS,
BASIC VALUE FOCUS FUND OF
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Basic Value Focus Fund of Merrill Lynch Variable Series Funds, Inc. as of December 31, 1999, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1999 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Basic Value Focus Fund of Merrill Lynch Variable Series Funds, Inc. as of December 31, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
February 10, 2000

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--CAPITAL FOCUS FUND
DECEMBER 31, 1999--ANNUAL REPORT
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

FISCAL YEAR IN REVIEW

  The fiscal year ended December 31, 1999 proved to be a challenging one for Capital Focus Fund. While each individual asset class within the Fund performed respectably against its benchmark, the value style of investing that we espouse significantly underperformed the growth style of investing as positive equity performance remained heavily concentrated in the large-capitalization technology sector of the market. Outside the technology sector, the broader equity market struggled. The unmanaged Russell 1000 Value Index rose a mere 7.3% in 1999, while the unmanaged Russell 1000 Growth Index recorded a +33.2% return and the technology-laden National Association of Securities Dealers Automated Quotations Composite Index (NASDAQ) appreciated over 85%. Excluding technology, the average stock in the Standard & Poor's 500 (S&P 500) Index gained just 2% for the year. Furthermore, the average stock on the New York Stock Exchange and NASDAQ fell 24% from its 52-week high. While we admire many of these leading technology companies whose stocks performed so handsomely in 1999, the dauntingly high valuation levels they commanded in the marketplace largely precluded us from owning them in the Capital Focus Fund and consequently impaired our relative performance results for the year. Within the fixed-income portion of the portfolio, the relatively short average duration we maintained proved beneficial, as intermediate-term domestic interest rates rose throughout the year.

MARKET REVIEW

  The performance of the US financial markets during the last half of the six-month period ended December 31, 1999 continued to be dictated by investors' changing perceptions about the pace of economic growth, the future rate of inflation and the associated course of action by the Federal Reserve Board. In early fall, the US equity market continued its summer-long decline as a weakening of the US dollar against the Japanese yen, a significant widening of both the trade and current account deficits and a number of high profile earnings disappointments kept stock prices under pressure. The weak dollar prompted concerns over threats to Japan's fragile economic recovery and the potential for accelerated repatriation of US investments. The bulging trade deficit coupled with rising commodity prices and still robust US economic activity suggested the Federal Reserve Board could increase short-term interest rates for the third time this year. Finally, announced earnings shortfalls for many prominent companies, particularly in the consumer arena, raised concerns over the sustainability of corporate earnings growth. However, by late fall evidence of a slowdown in the interest rate-sensitive housing sector, coupled with declines in durable goods orders and moderate labor cost growth, suggested inflation remained well-contained and the Federal Reserve Board was unlikely to increase interest rates again, driving the stock market to a solid advance. Stocks provided a strong finish to a strong year with a powerful rally in November and December, driven by a select group of large-capitalization technology companies whose share prices continued to benefit from expectations of rapid growth, a cessation of Year 2000-related concerns and the impact of momentum-driven investors.

  While many market indexes approached or exceeded new highs at the end of December, the broader equity market continued to struggle. Resuscitated global economies and a doubling in oil prices precipitated inflationary fears and drove bond yields higher. In addition, the Federal Reserve Board gave clear indication of its intent to further increase interest rates to moderate economic growth. Rising interest rates typically compress stock valuations, creating a difficult condition for the average equity. In addition, the value style of investing continued to dramatically underperform the growth style of investing. For the December quarter, the S&P 500 Index generated a +14.88% total return. The US bond market continued to struggle between the positive implications of consistently benign inflationary measures and the perceived negative implication of continued rapid economic growth. Despite record oil price increases and employment levels, the US gross domestic product deflator did not even muster a 1.5% gain. Investors continued to believe strong economic growth would prove inflationary, and bid the yield on long-term Treasury bonds to a 27-month high. As a result, for the six-month period the unmanaged Merrill Lynch Domestic Bond Master Index recorded a +0.55% total return. The Fund's Class A Shares generated a total return of -1.92% for the six months ended December 31, 1999.

PORTFOLIO MATTERS

  We continued to maintain a conservative asset allocation posture within the Fund, with 60.2% of net assets invested in equities, 32.9% in fixed-income securities and 6.9% in cash equivalents

--------------------------------------------------------------------------------

at December 31, 1999. This reflected our view that the strong performance of many stock market indexes masks a significant deterioration in underlying fundamental trends, which is likely to impair the market's ability to sustain this recent advance. Many of the factors that have propelled the market higher over the past several years have begun to abate. For example, interest rates, commodity prices and the Japanese yen have all risen, the liquidity condition has deteriorated, and non-US markets offer attractive investment alternatives. Meanwhile, valuations remain near record high levels. This combination of deteriorating fundamentals and high valuations does not represent a formula for further significant advances in share prices, in our view. We continued to take advantage of the significant volatility in many individual stocks and industry groups to enhance the return potential of the equity portfolio. Meanwhile, bonds continued to represent good value with inflation adjusted interest rates at historically high levels and inflationary pressures remaining moderate.

  Within the equity component of the Fund, during the six-month period we continued to adjust our holdings to seek to enhance quality and limit any risk. We added six new investments, increased positions in 11 holdings, reduced positions in 13 holdings and eliminated six stocks from the portfolio. Notable among the new positions was Alcatel, a global manufacturer of telecommunications equipment, which enjoys strong market shares in some of this industry's fastest growth segments. Alcatel sells at a discount to its peers on virtually all valuation measures. While this has been justified in the past by the company's inconsistent financial performance, we believe this valuation disparity is likely to narrow going forward as revenue growth accelerates and margins improve, driven by business divestitures and cost reduction measures. With the global telecommunications equipment market expected to grow at a double digit pace over the next three years, driven by deregulation and rapid growth in data demand and Internet usage, Alcatel now possesses the means to participate in this advance. We also established a position in E.I. du Pont de Nemours and Company, the global chemical and life sciences company, which maintains a powerful portfolio of high-quality, high-market share proprietary products and businesses. The company enjoys significant earnings leverage to rising global economic activity in its cyclical businesses in addition to an accelerating earnings and productivity program, which should begin to show tangible bottom line benefits in 2000. In our view, the company's financial condition is sound, subsequent to the divestiture of its energy business. The company generates free cash flow and is repurchasing its own stock. Selling at less than 20 times year 2000 estimated earnings per share, yielding 2.5%, down 20% from its recent stock price high with improving fundamentals and enhanced earnings quality, we believe DuPont represents excellent value and is an attractive addition to the portfolio.

  We sold our position in Federal Mogul Corporation, the auto parts concern. The original investment thesis on Federal Mogul anticipated significant value creation from the company's strategy of acquiring other auto parts companies in order to provide complete engine systems to auto manufacturers. Enhanced revenue growth opportunities and significant cost reduction benefits from the implementation of this strategy were expected to produce above-average earnings growth and significant free cash flow. Unfortunately, intense pricing pressures from the company's customer base and continued weakness in the important auto after market resulted in stagnant revenues and earnings disappointments. While the stock remains inexpensively valued, we believe this lack of top line growth will impair the company's ability to improve shareholder returns. We decided to eliminate our position in the stock. We also sold our position in General Electric Company, the diversified conglomerate. After a greater-than 40% advance in 1999, we viewed the company's shares as fairly valued at a multiple of about 40 times estimated earnings per share. We believe the company's superior business and financial strengths are more than adequately reflected in this valuation level, so we decided to eliminate the position.

  Within the fixed-income portion of the portfolio, the relatively short duration of our bonds continued to produce performance benefits as domestic interest rates rose sharply during the period. We were also rewarded with a substantial premium tender offer for one our holdings. We maintained the average quality rating of our bonds at A2/A as rated by the major rating agencies. We increased our position in investment-grade corporate bonds from 61.6% of fixed-income assets at September 30, 1999 to 63.3% while we increased our US Treasury position from 26.8% of fixed-income assets to 28.2%. High-yield corporate bonds were unchanged at 8.5% of fixed-income assets. The average yield to maturity of our bonds at December 31, 1999 was 7.57%, virtually unchanged from September 30, 1999. Going forward, we anticipate further extending the average maturity of our bonds from the current 5.4 years to take advantage of the recent rise in interest rates.

--------------------------------------------------------------------------------

  Capital Focus Fund invests in quality companies whose stocks are undervalued in the view of Fund management. On average, the stocks in the Fund have generated comparable returns on shareholder equity and have stronger balance sheets while offering faster earnings growth than the average company as measured by the S&P 500 Index. However, these same stocks sell at an average price/earnings ratio of 20.8 times estimated year 2000 earnings per share as compared to 29.7 times for the S&P 500 Index, at 5 times current book value per share as compared to 7.2 times for the S&P 500 Index, and provide a 1.4% dividend yield as compared to 1.1% for the S&P 500 Index.

IN CONCLUSION

  We appreciate your investment in Capital Focus Fund of Merrill Lynch Variable Series Funds, Inc., and we look forward to sharing our investment outlook and strategies with you in our next report to shareholders.

Sincerely,

/s/ Terry K. Glenn
Terry K. Glenn
President and Director

/s/ Kurt Schansinger
Kurt Schansinger
Senior Vice President and Portfolio Manager

February 7, 2000

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--CAPITAL FOCUS FUND
TOTAL RETURN BASED ON A $10,000 INVESTMENT--CLASS A SHARES
--------------------------------------------------------------------------------

A line graph depicting the growth of an investment in the Fund's Class A Shares compared to growth of an investment in the Standard & Poor's 500 Index and the Merrill Lynch Domestic Fixed-Income Master Index. Beginning and ending values are:

                                                  6/05/98**       12/99
Capital Focus Fund+--
Class A Shares*                                   $10,000        $10,526

Standard & Poor's 500 Index++                     $10,000        $13,469

Merrill Lynch Domestic
Fixed-Income Master Index+++                      $10,000        $10,455

*Assuming transaction costs and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses.
**Commencement of operations.
+The Fund utilizes a fully managed investment policy through investments in equity, debt (including money market) and convertible securities.
++This unmanaged broad-based Index is comprised of common stocks.
+++This unmanaged Index is comprised of the entire universe of domestic investment-grade bonds, including US Treasury bonds, corporate bonds and mortgages.
Past performance is not predictive of future performance.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--CAPITAL FOCUS FUND
AVERAGE ANNUAL TOTAL RETURN--CLASS A SHARES
--------------------------------------------------------------------------------
PERIOD COVERED                                                          % RETURN
--------------------------------------------------------------------------------
Year Ended 12/31/99                                                       +7.85%
--------------------------------------------------------------------------------
Inception (6/05/98) through 12/31/99                                       +3.31
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--CAPITAL FOCUS FUND
RECENT PERFORMANCE RESULTS*
--------------------------------------------------------------------------------

                                                                  6 MONTH         12 MONTH
                                                                TOTAL RETURN    TOTAL RETURN
--------------------------------------------------------------------------------------------
Class A Shares                                                     -1.92%          +7.85%

--------------------------------------------------------------------------------
* Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--CAPITAL FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                 FACE                                                                        PERCENT OF
INDUSTRY                        AMOUNT                            BONDS                           VALUE      NET ASSETS
-----------------------------------------------------------------------------------------------------------------------
AEROSPACE & DEFENSE           $  500,000      Lockheed Martin Corporation, 7.95% due
                                                12/01/2005.................................    $   492,795       1.5%
-----------------------------------------------------------------------------------------------------------------------
CHEMICALS                        500,000      Airgas Inc., 7.14% due 3/08/2004.............        451,706       1.4
                                 500,000      Monsanto Company, 5.75% due 12/01/2005(a)....        460,205       1.4
                                                                                               -----------     -----
                                                                                                   911,911       2.8
-----------------------------------------------------------------------------------------------------------------------
DIVERSIFIED COMPANIES            335,000      Kansas City Southern Industries, Inc., 7% due
                                                12/15/2025.................................        316,964       1.0
-----------------------------------------------------------------------------------------------------------------------
FINANCE                          500,000      General Motors Acceptance Corp., 5.75% due
                                                11/10/2003.................................        476,080       1.5
                                 500,000      Household Finance Corporation, 6% due
                                                5/01/2004..................................        474,769       1.4
                               1,000,000      International Lease Finance Corp., 5.64% due
                                                4/01/2002..................................        970,700       2.9
                                                                                               -----------     -----
                                                                                                 1,921,549       5.8
-----------------------------------------------------------------------------------------------------------------------
HOME--BUILDERS                   500,000      Champion Enterprises, Inc., 7.625% due
                                                5/15/2009..................................        448,890       1.3
-----------------------------------------------------------------------------------------------------------------------
NATURAL GAS SUPPLIERS            500,000      The Coastal Corporation, 6.50% due
                                                6/01/2008..................................        461,250       1.4
-----------------------------------------------------------------------------------------------------------------------
OIL FIELD EQUIPMENT              250,000      R & B Falcon Corporation, 6.75% due
                                                4/15/2005..................................        224,375       0.7
-----------------------------------------------------------------------------------------------------------------------
OIL--INTEGRATED                  500,000      Occidental Petroleum Corp., 6.50% due
                                                4/01/2005..................................        477,245       1.4
-----------------------------------------------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS          500,000      Champion International Corp., 6.65% due
                                                12/15/2037.................................        463,720       1.4
-----------------------------------------------------------------------------------------------------------------------
TRANSPORTATION                   250,000      Northwest Airlines, Inc., 7.875% due
                                                3/15/2008..................................        210,922       0.6
-----------------------------------------------------------------------------------------------------------------------
TRAVEL & LODGING                 500,000      Royal Caribbean Cruises Ltd., 7.25% due
                                                8/15/2006..................................        482,045       1.4
-----------------------------------------------------------------------------------------------------------------------
US GOVERNMENT OBLIGATIONS                     US Treasury Notes & Bonds:
                               1,000,000      5.875% due 11/15/2005........................        970,780       2.9
                               1,000,000      5.625% due 2/15/2006.........................        956,720       2.9
                                 500,000      3.625% due 1/15/2008.........................        495,810       1.5
                                 250,000      6% due 2/15/2026.............................        228,710       0.7
                                 500,000      5.50% due 8/15/2028..........................        426,405       1.3
                                                                                               -----------     -----
                                                                                                 3,078,425       9.3
-----------------------------------------------------------------------------------------------------------------------
UTILITIES--COMMUNICATIONS        500,000      Sprint Capital Corporation, 6.90% due
                                                5/01/2019..................................        454,740       1.4
-----------------------------------------------------------------------------------------------------------------------
WIRELESS COMMUNICATIONS--        500,000      Nextel Communications, Inc., 9.375% due
DOMESTIC PAGING & CELLULAR                      11/15/2009(a)..............................        490,000       1.5
-----------------------------------------------------------------------------------------------------------------------
YANKEE CORPORATES***             500,000      Enersis SA, 6.60% due 12/01/2026(1)..........        475,435       1.4
-----------------------------------------------------------------------------------------------------------------------
                                              TOTAL BONDS (COST--$11,449,941)                   10,910,266      32.9
-----------------------------------------------------------------------------------------------------------------------
                                SHARES
                                 HELD                         COMMON STOCKS
-----------------------------------------------------------------------------------------------------------------------
BANKING                            5,500      The Chase Manhattan Corporation..............        427,281       1.3
                                  10,000      Citigroup Inc. ..............................        555,625       1.7
                                  15,000      Mellon Financial Corporation.................        510,938       1.5
                                                                                               -----------     -----
                                                                                                 1,493,844       4.5
-----------------------------------------------------------------------------------------------------------------------
BUILDING MATERIALS                17,500      Masco Corporation............................        444,063       1.3
-----------------------------------------------------------------------------------------------------------------------
CHEMICALS                          8,000      E.I. du Pont de Nemours and Company..........        527,000       1.6
                                  12,000      Monsanto Company.............................        427,500       1.3
                                                                                               -----------     -----
                                                                                                   954,500       2.9
-----------------------------------------------------------------------------------------------------------------------
COMPUTER SERVICES/SOFTWARE         3,000      International Business Machines
                                                Corporation................................        324,000       1.0
-----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--CAPITAL FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1999 (CONTINUED)
--------------------------------------------------------------------------------

                                SHARES                                                                       PERCENT OF
          INDUSTRY               HELD                         COMMON STOCKS                       VALUE      NET ASSETS
-----------------------------------------------------------------------------------------------------------------------
COMPUTERS                         21,000      Compaq Computer Corporation..................    $   568,312       1.7%
-----------------------------------------------------------------------------------------------------------------------
CONGLOMERATES                      9,500      Honeywell International Inc. ................        548,031       1.7
-----------------------------------------------------------------------------------------------------------------------
DIVERSIFIED COMPANIES              8,500      Kansas City Southern Industries, Inc. .......        634,313       1.9
                                   9,000      Rockwell International Corporation...........        430,875       1.3
                                   9,500      United Technologies Corporation..............        617,500       1.9
                                                                                               -----------     -----
                                                                                                 1,682,688       5.1
-----------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES                 7,500      Federal National Mortgage Association........        468,281       1.4
-----------------------------------------------------------------------------------------------------------------------
FOOD & BEVERAGE                   14,000      Diageo PLC (ADR)*............................        448,000       1.3
-----------------------------------------------------------------------------------------------------------------------
FOOTWEAR                          10,000      Nike, Inc. (Class B).........................        495,625       1.5
-----------------------------------------------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS                15,000      Fortune Brands, Inc. ........................        495,937       1.5
                                   9,000      Kimberly-Clark Corporation...................        587,250       1.8
                                                                                               -----------     -----
                                                                                                 1,083,187       3.3
-----------------------------------------------------------------------------------------------------------------------
INSURANCE                          5,000      American International Group, Inc. ..........        540,625       1.6
                                  15,000      ITT Industries, Inc. ........................        501,562       1.5
                                  10,000      UnumProvident Corporation....................        320,625       1.0
                                   9,000      XL Capital Ltd. (Class A)....................        466,875       1.4
                                                                                               -----------     -----
                                                                                                 1,829,687       5.5
-----------------------------------------------------------------------------------------------------------------------
LEISURE/HOTELS                    10,000      Carnival Corporation.........................        478,125       1.5
                                  20,000      +Harrah's Entertainment, Inc. ...............        528,750       1.6
                                                                                               -----------     -----
                                                                                                 1,006,875       3.1
-----------------------------------------------------------------------------------------------------------------------
NATURAL GAS SUPPLIERS             16,000      The Coastal Corporation......................        567,000       1.7
                                  14,000      El Paso Energy Corporation...................        543,375       1.7
                                  18,500      The Williams Companies, Inc. ................        565,406       1.7
                                                                                               -----------     -----
                                                                                                 1,675,781       5.1
-----------------------------------------------------------------------------------------------------------------------
OIL FIELD EQUIPMENT               12,500      Halliburton Company..........................        503,125       1.5
-----------------------------------------------------------------------------------------------------------------------
OIL--INTEGRATED                   16,000      Unocal Corporation...........................        537,000       1.6
-----------------------------------------------------------------------------------------------------------------------
PHARMACEUTICALS                    7,500      Glaxo Wellcome PLC (ADR)*....................        419,063       1.3
-----------------------------------------------------------------------------------------------------------------------
PHOTOGRAPHY                        8,000      Eastman Kodak Company........................        530,000       1.6
-----------------------------------------------------------------------------------------------------------------------
PUBLISHING                        12,000      The New York Times Company (Class A).........        589,500       1.8
-----------------------------------------------------------------------------------------------------------------------
RAILROADS                         10,000      Union Pacific Corporation....................        436,250       1.3
-----------------------------------------------------------------------------------------------------------------------
RESTAURANTS                       11,000      McDonald's Corporation.......................        443,438       1.3
-----------------------------------------------------------------------------------------------------------------------
SEMICONDUCTORS                     4,000      Motorola, Inc. ..............................        589,000       1.8
-----------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS                 9,000      Bell Atlantic Corporation....................        554,062       1.7
                                   9,750      +MCI WorldCom Inc. ..........................        516,750       1.5
                                   9,500      Telefonaktiebolaget LM Ericsson (ADR)*.......        623,438       1.9
                                                                                               -----------     -----
                                                                                                 1,694,250       5.1
-----------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS &              13,000      Alcatel (ADR)*...............................        585,000       1.8
EQUIPMENT
-----------------------------------------------------------------------------------------------------------------------
WIRELESS COMMUNICATIONS--          5,500      +Nextel Communications, Inc. (Class A).......        566,844       1.7
DOMESTIC PAGING & CELLULAR
-----------------------------------------------------------------------------------------------------------------------
                                              TOTAL COMMON STOCKS (COST--$17,753,040)           19,916,344      60.2
-----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--CAPITAL FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1999 (CONCLUDED)
--------------------------------------------------------------------------------

                                 FACE                                                                        PERCENT OF
                                AMOUNT                    SHORT-TERM SECURITIES                   VALUE      NET ASSETS
-----------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER**            $  677,000      General Motors Acceptance Corp., 5% due
                                                1/03/2000..................................    $   676,718       2.1%
-----------------------------------------------------------------------------------------------------------------------
US GOVERNMENT AGENCY                          Federal Home Loan Mortgage Corporation:
OBLIGATIONS**                    500,000        5.67% due 1/11/2000........................        499,134       1.5
                               1,000,000      5.67% due 1/13/2000..........................        997,953       3.0
                                                                                               -----------     -----
                                                                                                 1,497,087       4.5
-----------------------------------------------------------------------------------------------------------------------
                                              TOTAL SHORT-TERM SECURITIES
                                              (COST--$2,173,805)                                 2,173,805       6.6
-----------------------------------------------------------------------------------------------------------------------
                                              TOTAL INVESTMENTS (COST--$31,376,786)........     33,000,415      99.7
                                              OTHER ASSETS LESS LIABILITIES................         83,807       0.3
                                                                                               -----------     -----
                                              NET ASSETS...................................    $33,084,222     100.0%
                                                                                               ===========     =====
-----------------------------------------------------------------------------------------------------------------------

   * American Depositary Receipts (ADR).

  ** Commercial Paper and certain US Government Agency Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Fund.

 *** Corresponding industry groups for foreign securities:
     (1) Industrial.

   + Non-income producing security.

 (a) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--CAPITAL FOCUS FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 1999
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (identified cost -- $31,376,786)......             $33,000,415
Cash........................................................                     587
Receivables:
  Securities sold...........................................  $487,862
  Interest..................................................   152,486
  Dividends.................................................    16,486
  Capital shares sold.......................................     6,016       662,850
                                                              --------
Deferred organization expenses..............................                   5,467
Prepaid expenses and other assets...........................                   2,482
                                                                         -----------
Total assets................................................              33,671,801
                                                                         -----------
------------------------------------------------------------------------------------
LIABILITIES:
Payables:
  Capital shares redeemed...................................   555,376
  Investment adviser........................................    19,677       575,053
                                                              --------
Accrued expenses and other liabilities......................                  12,526
                                                                         -----------
Total liabilities...........................................                 587,579
                                                                         -----------
------------------------------------------------------------------------------------
NET ASSETS..................................................             $33,084,222
                                                                         ===========
------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class A Shares of Common Stock, $.10 par value, 100,000,000
  shares authorized+........................................             $   325,161
Paid-in capital in excess of par............................              31,008,799
Accumulated distributions in excess of investment
  income--net...............................................                 (13,952)
Undistributed realized capital gains on investments--net....                 140,519
Unrealized appreciation on investments and foreign currency
  transactions--net.........................................               1,623,695
                                                                         -----------
NET ASSETS..................................................             $33,084,222
                                                                         ===========
------------------------------------------------------------------------------------
NET ASSET VALUE:
Class A--Based on net assets of $33,084,222 and 3,251,609
  shares outstanding........................................             $     10.17
                                                                         ===========
------------------------------------------------------------------------------------

   + The Fund is also authorized to issue 100,000,000 Class B Shares.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--CAPITAL FOCUS FUND
STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 1999
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest and discount earned................................             $  789,965
Dividends (net of $3,036 foreign withholding tax)...........                251,593
                                                                         ----------
Total income................................................              1,041,558
                                                                         ----------
-----------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees....................................  $189,315
Custodian fees..............................................    14,148
Accounting services.........................................     6,764
Professional fees...........................................     5,475
Transfer agent fees.........................................     4,884
Printing and shareholders reports...........................     2,249
Amortization of organization expenses.......................     1,600
Directors' fees and expenses................................       555
                                                              --------
Total expenses..............................................                224,990
                                                                         ----------
Investment income--net......................................                816,568
                                                                         ----------
-----------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN ON INVESTMENTS & FOREIGN CURRENCY
  TRANSACTIONS--NET:
Realized gain on investments--net...........................                578,626
Change in unrealized appreciation on:
  Investments--net..........................................   844,827
  Foreign currency transactions--net........................        52      844,879
                                                              --------   ----------
Net realized and unrealized gain on investments and foreign
  currency transactions.....................................              1,423,505
                                                                         ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........             $2,240,073
                                                                         ==========
-----------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--CAPITAL FOCUS FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                    FOR THE          FOR THE PERIOD
                                                                   YEAR ENDED        JUNE 5, 1998+
INCREASE (DECREASE) IN NET ASSETS:                               DEC. 31, 1999      TO DEC. 31, 1998
----------------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................      $   816,568         $   259,215
Realized gain (loss) on investments--net....................          578,626            (435,558)
Change in unrealized appreciation on investments and foreign
  currency transactions--net................................          844,879             778,816
                                                                  -----------         -----------
Net increase in net assets resulting from operations........        2,240,073             602,473
                                                                  -----------         -----------
----------------------------------------------------------------------------------------------------
DIVIDENDS TO SHAREHOLDERS:
Investment income--net:
  Class A...................................................       (1,076,650)                 --
In excess of investment income--net:
  Class A...................................................          (15,634)                 --
                                                                  -----------         -----------
Net decrease in net assets resulting from dividends to
  shareholders..............................................       (1,092,284)                 --
                                                                  -----------         -----------
----------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Net increase in net assets derived from capital share
  transactions..............................................        4,871,704          17,462,256
                                                                  -----------         -----------
----------------------------------------------------------------------------------------------------
NET ASSETS:
Total increase in net assets................................        6,019,493          18,064,729
Beginning of period.........................................       27,064,729           9,000,000
                                                                  -----------         -----------
End of period*..............................................      $33,084,222         $27,064,729
                                                                  ===========         ===========
----------------------------------------------------------------------------------------------------
* Undistributed (accumulated distributions in excess of)
  investment income--net....................................      $   (13,952)        $   259,215
                                                                  ===========         ===========
----------------------------------------------------------------------------------------------------

   + Commencement of operations.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--CAPITAL FOCUS FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                             CLASS A
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE                    ---------------------------------
BEEN DERIVED FROM INFORMATION PROVIDED IN THE                      FOR THE        FOR THE PERIOD
FINANCIAL STATEMENTS.                                            YEAR ENDED       JUNE 5, 1998+
INCREASE (DECREASE) IN NET ASSET VALUE:                         DEC. 31, 1999    TO DEC. 31, 1998
-------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period........................       $  9.76           $ 10.00
                                                                   -------           -------
Investment income--net......................................           .26               .09
Realized and unrealized gain(loss) on investments and
  foreign currency transactions--net........................           .50              (.33)
                                                                   -------           -------
Total from investment operations............................           .76              (.24)
                                                                   -------           -------
Less dividends:
  Investment income--net....................................          (.34)               --
  In excess of investment income--net.......................          (.01)               --
                                                                   -------           -------
Total dividends.............................................          (.35)               --
                                                                   -------           -------
Net asset value, end of period..............................       $ 10.17           $  9.76
                                                                   =======           =======
-------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share..........................         7.85%            (2.40%)++
                                                                   =======           =======
-------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses....................................................          .71%              .86%*
                                                                   =======           =======
Investment income--net......................................         2.59%             2.54%*
                                                                   =======           =======
-------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)....................       $33,084           $27,065
                                                                   =======           =======
Portfolio turnover..........................................        63.88%            29.48%
                                                                   =======           =======
-------------------------------------------------------------------------------------------------

   * Annualized
  ** Total investment returns exclude insurance-related fees and expenses.
   + Commencement of operations.
   ++ Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--CAPITAL FOCUS FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 18 separate funds. Each fund offers two classes of shares to the Merrill Lynch Life Insurance Company ("MLLIC"), ML Life Insurance Company of New York (indirect wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Class A and Class B Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class and Class B Shares bear certain expenses related to the distribution of such shares. Capital Focus Fund (the "Fund") is classified as "diversified," as defined in the Investment Company Act of 1940. The Fund's financial statements are prepared in accordance with generally accepted accounting principles, which may require the use of management accruals and estimates. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the closing bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. Portfolio securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Short-term securities are valued at amortized cost, which approximates market value. Futures contracts are valued at the settlement price at the close of the applicable exchange. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company.

  (b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- Options--The Fund may write covered call options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid or received is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received (or gain or loss to the extent the cost of the closing transaction exceeds the premium received).

  Written options are non-income producing investments.

- Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts.

  (c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

  (d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a

--------------------------------------------------------------------------------

withholding tax may be imposed on interest, dividends and capital gains at various rates.

  (e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

  (f) Deferred organization expenses--Deferred organization expenses are charged to expense on a straight-line basis over a period not exceeding five years.

  (g) Dividends and distributions to shareholders--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Distributions in excess of investment income are due primarily to differing tax treatments for foreign currency transactions.

  (h) Reclassification--Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, current year's permanent book/tax differences of $2,549 have been reclassified between undistributed net realized capital gains and accumulated distributions in excess of net investment income. These reclassifications have no effect on net assets or net asset value per share.

2. INVESTMENT ADVISORY AGREEMENT AND
TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner.
  MLAM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the funds. For such services, the Fund pays a monthly fee at the annual rate of .60% of the average daily value of the Fund's net assets.

  MLAM and Merrill Lynch Life Agency, Inc. ("MLLA") have entered into an agreement that limits the operating expenses paid by the Fund, exclusive of any distribution fees imposed on Class B Shares, to 1.25% of its average daily net assets. Any such expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by MLAM which, in turn, will be reimbursed by MLLA.

  For the year ended December 31, 1999, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., earned $1,920 in commissions on the execution of portfolio security transactions.

  During the year ended December 31, 1999, Merrill Lynch Security Pricing Service, an affiliate of MLPF&S, earned $1,010 for providing security price quotations to compute the Fund's net asset value.

  Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  Merrill Lynch Funds Distributor, a division of Princeton Funds Distributor, Inc. ("PFD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc., is the Fund's distributor.

  Accounting services are provided to the Fund by MLAM at cost.

  Certain officers and/or directors of the Company are officers and/or directors of MLAM, PSI, FDS, PFD, and/or ML & Co.

3. INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 1999 were $23,035,239 and $18,900,382, respectively.

  Net realized gains (losses) for the year ended December 31, 1999 and net unrealized gains as of December 31, 1999 were as follows:

-------------------------------------------------------------------
                                          Realized       Unrealized
                                       Gains (Losses)      Gains
-------------------------------------------------------------------
Long-term investments................     $578,652       $1,623,629
Short-term investments...............          (26)              --
Foreign currency transactions........           --               66
                                          --------       ----------
Total................................     $578,626       $1,623,695
                                          ========       ==========
-------------------------------------------------------------------

  At December 31, 1999, net unrealized appreciation for Federal income tax purposes aggregated $1,572,521, of which $3,188,177 related to appreciated securities and $1,615,656 related to depreciated securities. At December 31, 1999, the aggregate cost of investments for Federal income tax purposes was $31,427,894.

--------------------------------------------------------------------------------

4. CAPITAL SHARE TRANSACTIONS:

Transactions in capital shares were as follows:

-----------------------------------------------------------------
  Class A Shares for the Year Ended                     Dollar
          December 31, 1999              Shares         Amount
-----------------------------------------------------------------
Shares sold..........................   1,588,743    $ 16,190,590
Shares issued to shareholders in
 reinvestment of dividends...........     109,615       1,092,284
                                       ----------    ------------
Total issued.........................   1,698,358      17,282,874
Shares redeemed......................  (1,218,373)    (12,411,170)
                                       ----------    ------------
Net increase.........................     479,985    $  4,871,704
                                       ==========    ============
-----------------------------------------------------------------

-----------------------------------------------------------------
     Class A Shares for the Period                      Dollar
  June 5, 1998+ to December 31, 1998      Shares        Amount
-----------------------------------------------------------------
Shares sold............................  1,915,432    $17,861,244
Shares redeemed........................    (43,808)      (398,988)
                                         ---------    -----------
Net increase...........................  1,871,624    $17,462,256
                                         =========    ===========
-----------------------------------------------------------------

+ Prior to June 5, 1998 (commencement of operations), the Fund issued 900,000 shares to MLLIC for $9,000,000.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--CAPITAL FOCUS FUND
INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------
THE BOARD OF DIRECTORS AND SHAREHOLDERS,
CAPITAL FOCUS FUND OF
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Capital Focus Fund of Merrill Lynch Variable Series Funds, Inc. as of December 31, 1999, the related statements of operations for the year then ended and changes in net assets and the financial highlights for the year then ended and for the period June 5, 1998 (commencement of operations) to December 31, 1998. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1999 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Capital Focus Fund of Merrill Lynch Variable Series Funds, Inc. as of December 31, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
February 10, 2000

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DEVELOPING CAPITAL MARKETS FOCUS FUND DECEMBER 31, 1999--ANNUAL REPORT
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

FISCAL YEAR IN REVIEW

  During the 12-month period ended December 31, 1999, total returns for Merrill Lynch Developing Capital Markets Focus Fund, Inc.'s Class A and Class B Shares were +65.52% and +65.38%, respectively. The unmanaged Morgan Stanley Capital International Emerging Markets Free (MSCI EMF) Index rose 66.41% during the same period. There were several positive influences on performance during the fiscal year ended December 31, 1999. Prominent among these was the Fund's large weighting in South Korea (14.02% of net assets on average) during the year, and the strong performance of our stock holdings in that market. Likewise, our weighting of 11.85% of net assets on average in Mexico and the outperformance of our holdings in that market were beneficial to performance. On the other hand, the Fund's small position (0.73% of net assets on average) in the Russian market was somewhat detrimental because it limited our participation in this market's strong recovery. The Russian market rose 247.06% during the period as measured by that country's component in the MSCI EMF Index.

INVESTMENT OVERVIEW

  Emerging stock markets rose 66.41% in 1999. This increase more than reversed two years of declines in these markets. We believe this rally was based on fundamental factors, and we believe it can continue. These factors include: the strength of US demand for goods, an upturn in the commodity cycle, the recovery of several of the countries that were in crisis, the improved perception of risk in emerging markets, and a revaluation of the companies involved in technology and Internet-related businesses.

  A factor that was an important impetus early in 1999 was the growth policy bias in the world's major economies. Most notably, the monetary policy of the US Federal Reserve Board was relatively easy and US demand was strong. This reflationary bias was also pervasive in Europe and in Japan. Prices of some commodities recovered and this was beneficial to producers and exporters. This recovery supported portfolio holdings such as Companhia Vale do Rio Doce in Brazil and Impala Platinum Holdings Limited in South Africa. The strength of US demand for electronics goods benefited semiconductor makers such as Samsung Electronics, the largest holding in our portfolio, and Taiwan Semiconductor Manufacturing Company, an integrated circuit foundry.

  A clear beneficiary of reflation has been Mexico because of its trading relationship with the United States and its exports of oil. Mexican economic growth projections were raised throughout 1999, supported by a recovery in indicators such as industrial production, exports and retail sales. As these came through, corporate earnings estimates were revised upward as well.

  An example of a company whose earnings outlook has improved is Tubos de Acero de Mexico SA (Tamsa), a Mexican seamless pipe producer. We believe it may benefit from the cycle upswing of two commodities: oil and steel. For most of 1999, the stock had languished at all-time lows given the poor outlook for both of these sectors. However, the recent surge in oil prices has prompted oil companies to expand their rig drilling projects for 2000. This bodes well for Tamsa as it dominates the deep well pipe market. We also like the fact that each of a few producers affects the market in the seamless pipe industry, but does not control it. This prevented the huge price declines witnessed earlier in 1999 for other more commodity-like steels. Tamsa is a subsidiary of the Italian DST group, which controls more than 30% of the global market and therefore enjoys a certain amount of price protection. Tamsa stock has begun to move given the turnaround in sentiment, and we expect more positive news on the company in 2000 earnings.

  During the period, another driving factor was evidence that the economies in Asia were recovering and that critical reforms were being undertaken to prevent a recurrence of the crises. The greatest progress in recovery was made by South Korea at the same time that its banking sector is undergoing reforms. Furthermore, important companies throughout the region were restructuring by disposing of non-core assets. The Siam Cement Public Company Limited, one of our holdings in Thailand, is an example.

  At the same time, the perception of risk by international investors in the emerging markets improved. This was evident in the successful issuances of securities by entities from Brazil, Malaysia, South Korea and Thailand in foreign markets. This allowed interest rates and the cost of capital to decline and stocks to rally.

  Finally, a unique factor in 1999 was the positive reassessment and revaluation by investors of the telecommunications and technology companies in emerging markets. The stocks of companies in related businesses -- including

--------------------------------------------------------------------------------

Internet service providers, software developers and cellular phone operators--rallied strongly in 1999. Nearly every initial public offering in this area was extremely successful. We expect the revaluation of these companies to sustain their rallies, and we have positioned our Fund to participate in several of them, including Videsh Sanchar Nigam Ltd. (VSNL).

  VSNL is an Indian company whose core business is to provide international long distance services. The company's monopoly position enables it to dominate access to the Internet and to sell international bandwidth to Internet service providers. The potential for VSNL to develop its Internet businesses is extremely attractive to us, but its basic telephony business is compelling on its own as it upgrades its network and as the Indian telephone traffic volume expands. Furthermore, its valuation implies that is it one of the least expensive telecommunications companies in the world.

IN CONCLUSION

  We thank you for your ongoing interest in Developing Capital Markets Focus Fund of Merrill Lynch Variable Series Funds, Inc., and we look forward to reviewing our strategy with you in our next report to shareholders.

Sincerely,

/s/ Terry K. Glenn
Terry K. Glenn
President and Director

/s/ Grace Pineda
Grace Pineda
Senior Vice President and Portfolio Manager
February 7, 2000

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DEVELOPING CAPITAL MARKETS FOCUS FUND TOTAL RETURN BASED ON A $10,000 INVESTMENT--CLASS A & CLASS B SHARES
--------------------------------------------------------------------------------
[DEVELOPING CAPITAL MARKETS FOCUS FUND GRAPH]

A line graph depicting the growth of an investment in the Fund's Class A Shares compared to growth of an investment in the Morgan Stanley Capital International EAFE Index and the Morgan Stanley Capital International Emerging Markets Free Index. Beginning and ending values are:

                                                  5/02/94**        12/99
Developing Capital Markets
Focus Fund+--Class A Shares*                      $10,000         $11,365
Morgan Stanley Capital
International EAFE Index++                        $10,000         $18,268
Morgan Stanley Capital
International Emerging Markets
Free Index+++                                     $10,000         $11,480


A line graph depicting the growth of an investment in the Fund's Class B Shares compared to growth of an investment in the Morgan Stanley Capital International EAFE Index and the Morgan Stanley Capital International Emerging Markets Free Index. Beginning and ending values are:

                                                  11/3/97**        12/99
Developing Capital Markets
Focus Fund+--Class B Shares*                      $10,000         $11,557
Morgan Stanley Capital
International EAFE Index++                        $10,000         $15,212
Morgan Stanley Capital
International Emerging Markets
Free Index+++                                     $10,000         $12,348


*Assuming transaction costs and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses.
**Commencement of operations.
+Developing Capital Markets Focus Fund primarily invests in securities, principally equities, of issuers in countries having smaller capital markets. ++This unmanaged Index measures the total returns of developed foreign stock markets in Europe, Asia and the Far East, calculated in US dollars. The starting date for the Index in the Class A Shares graph is from 4/30/94 and in the Class B Shares graph from 10/31/97.
+++This unmanaged Index measures the total returns of emerging foreign stock markets in Europe, Asia and the Far East. The starting date for the Index in the Class A Shares' graph is from 4/30/94 and in the Class B Shares' graph is from 10/31/97.
Past performance is not predictive of future performance.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DEVELOPING CAPITAL MARKETS FOCUS FUND AVERAGE ANNUAL TOTAL RETURN--CLASS A SHARES
--------------------------------------------------------------------------------
PERIOD COVERED                                                          % RETURN
--------------------------------------------------------------------------------
Year Ended 12/31/99                                                      +65.52%
--------------------------------------------------------------------------------
Five Years ended 12/31/99                                                 + 3.63
--------------------------------------------------------------------------------
Inception (5/02/94) through 12/31/99                                      + 2.28
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DEVELOPING CAPITAL MARKETS FOCUS FUND AVERAGE ANNUAL TOTAL RETURN--CLASS B SHARES
--------------------------------------------------------------------------------
PERIOD COVERED                                                          % RETURN
--------------------------------------------------------------------------------
Year Ended 12/31/99                                                      +65.38%
--------------------------------------------------------------------------------
Inception (11/03/97) through 12/31/99                                     + 6.93
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DEVELOPING CAPITAL MARKETS FOCUS FUND RECENT PERFORMANCE RESULTS*
--------------------------------------------------------------------------------

                                                                6 MONTH         12 MONTH
                                                              TOTAL RETURN    TOTAL RETURN
------------------------------------------------------------------------------------------
Class A Shares                                                   +21.63%         +65.52%
------------------------------------------------------------------------------------------
Class B Shares                                                   +21.44          +65.38
------------------------------------------------------------------------------------------

* Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DEVELOPING CAPITAL MARKETS FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1999                  (IN US DOLLARS)
--------------------------------------------------------------------------------

                                         SHARES                                                                 PERCENT OF
AFRICA            INDUSTRY                HELD                       INVESTMENTS                    VALUE       NET ASSETS
---------------------------------------------------------------------------------------------------------------------------
SOUTH AFRICA      BANKING                     45,705   Nedcor Limited..........................  $  1,018,144        0.9%
                  -----------------------------------------------------------------------------------------------------
                  BEVERAGE &                  54,300   Rembrandt Group Limited.................       517,395        0.5
                  TOBACCO                     60,015   South African Breweries PLC.............       610,884        0.5
                                                  16   South African Breweries PLC (ADR)(a)....           163        0.0
                                                                                                 ------------      -----
                                                                                                    1,128,442        1.0
                  -----------------------------------------------------------------------------------------------------
                  COMPUTERS                   51,950   +Dimension Data Holdings Limited........       326,060        0.3
                  -----------------------------------------------------------------------------------------------------
                  FOREST PRODUCTS            249,722   Nampak Limited..........................       751,196        0.7
                  -----------------------------------------------------------------------------------------------------
                  GOLD MINES                  22,777   AngloGold Limited (ADR)(a)..............       585,084        0.5
                  -----------------------------------------------------------------------------------------------------
                  HEALTH INSURANCE           146,932   +Sanlam Limited.........................       205,466        0.2
                  -----------------------------------------------------------------------------------------------------
                  HOLDING COMPANY             26,021   Impala Platinum Holdings Limited........     1,053,533        1.0
                  -----------------------------------------------------------------------------------------------------
                  INSURANCE                   24,599   De Beers (ADR)(a).......................       711,834        0.7
                                             732,574   FirstRand Limited.......................     1,048,236        1.0
                                              13,932   Liberty Life Association of Africa
                                                         Limited...............................       160,841        0.1
                                              13,503   Standard Bank Investment
                                                         Corporation Limited...................        56,098        0.0
                                                                                                 ------------      -----
                                                                                                    1,977,009        1.8
                  -----------------------------------------------------------------------------------------------------
                  METALS-- NON-              268,775   Gencor Limited..........................     1,169,062        1.1
                  FERROUS
                  -----------------------------------------------------------------------------------------------------
                  MINING                      23,610   +Anglo American PLC.....................     1,520,254        1.4
                  -----------------------------------------------------------------------------------------------------
                  RETAIL                       8,527   Edgars Consolidated Stores Limited......       108,979        0.1
                                             530,604   Metro Cash and Carry Limited............       603,939        0.6
                                              95,167   Pepkor Limited..........................       448,755        0.4
                                                                                                 ------------      -----
                                                                                                    1,161,673        1.1
                  -----------------------------------------------------------------------------------------------------
                  STEEL                          155   Iscor Limited...........................           586        0.0
---------------------------------------------------------------------------------------------------------------------------
                                                       TOTAL INVESTMENTS IN AFRICA
                                                       (COST--$8,322,164)                          10,896,509       10.0
---------------------------------------------------------------------------------------------------------------------------
EUROPE
---------------------------------------------------------------------------------------------------------------------------
CZECH             BANKING                      9,947   +Komercni Banka AS......................       161,475        0.1
REPUBLIC          -----------------------------------------------------------------------------------------------------
                  TELEPHONE                   18,309   +SPT Telecom AS.........................       295,686        0.3
                  NETWORKS
                  -----------------------------------------------------------------------------------------------------
                                                       TOTAL INVESTMENTS IN THE CZECH REPUBLIC        457,161        0.4
---------------------------------------------------------------------------------------------------------------------------
GREECE            BANKING                      4,029   Alpha Credit Bank.......................       315,600        0.3
                  -----------------------------------------------------------------------------------------------------
                  BEVERAGE                     8,007   Hellenic Bottling Co. ..................       184,055        0.2
                  -----------------------------------------------------------------------------------------------------
                  BUILDING &                   3,280   Titan Cement Company....................       195,751        0.2
                  CONSTRUCTION
                  -----------------------------------------------------------------------------------------------------
                  CELLULAR                     8,457   +Panafon Hellenic Telecom Co. ..........       113,593        0.1
                  TELEPHONES
                  -----------------------------------------------------------------------------------------------------
                  TELECOMMUNICATIONS          73,769   +Hellenic Telecommunication Organization
                                                         SA (OTE)(ADR)(a)......................       880,617        0.8
                                              15,350   +STET Hellas Telecommunications SA
                                                         (ADR)(a)..............................       464,337        0.4
                                                                                                 ------------      -----
                                                                                                    1,344,954        1.2
                  -----------------------------------------------------------------------------------------------------
                                                       TOTAL INVESTMENTS IN GREECE                  2,153,953        2.0
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DEVELOPING CAPITAL MARKETS FOCUS FUND SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1999 (CONTINUED) (IN US DOLLARS)
--------------------------------------------------------------------------------

EUROPE                                   SHARES                                                                 PERCENT OF
(CONCLUDED)       INDUSTRY                HELD                       INVESTMENTS                    VALUE       NET ASSETS
---------------------------------------------------------------------------------------------------------------------------
HUNGARY           BANKING                      9,256   OTP Bank Rt. (GDR)(b)...................  $    534,534        0.5%
                  -----------------------------------------------------------------------------------------------------
                  OIL & GAS                   27,036   +MOL Magyar Olaj-es Gazipari Rt.
                  PRODUCERS                              (GDR)(b)..............................       554,238        0.5
                  -----------------------------------------------------------------------------------------------------
                  TELECOMMUNICATIONS           1,803   Magyar Tavkozlesi Rt. (ADR)(a)..........        64,908        0.1
                                             217,468   Magyar Tavkozlesi Rt.--Matav............     1,524,067        1.4
                                                                                                 ------------      -----
                                                                                                    1,588,975        1.5
                  -----------------------------------------------------------------------------------------------------
                                                       TOTAL INVESTMENTS IN HUNGARY                 2,677,747        2.5
---------------------------------------------------------------------------------------------------------------------------
POLAND            BANKING                      7,872   +Bank Polska Kasa Opieki Grupa Pekao
                                                         SA....................................       102,355        0.1
                                              24,449   Wielkopolski Bank Kredytowy SA..........       165,756        0.2
                                                                                                 ------------      -----
                                                                                                      268,111        0.3
                  -----------------------------------------------------------------------------------------------------
                  ELECTRICAL & ELECTRONICS          10,667 +Elektrim Spolka Akcyjna SA.............      105,895      0.1
                  -----------------------------------------------------------------------------------------------------
                  FINANCIAL                    7,700   Bank Rozwoju Eksportu SA (BRE)..........       244,237        0.2
                  SERVICES
                  -----------------------------------------------------------------------------------------------------
                  TELEPHONE                   27,812   Telekomunikacja Polska SA...............       182,495        0.2
                  COMMUNICATIONS              23,300   Telekomunikacja Polska SA (GDR)(b)......       145,625        0.1
                                                                                                 ------------      -----
                                                                                                      328,120        0.3
                  -----------------------------------------------------------------------------------------------------
                                                       TOTAL INVESTMENTS IN POLAND                    946,363        0.9
---------------------------------------------------------------------------------------------------------------------------
RUSSIA            ELECTRICAL                  32,000   +Lenenergo..............................         3,680        0.0
                  COMPONENTS &
                  DISTRIBUTION
                  -----------------------------------------------------------------------------------------------------
                  ENERGY SOURCES             275,000   Irkutskenergo...........................        20,625        0.0
                  -----------------------------------------------------------------------------------------------------
                  OIL & RELATED               15,743   LUKoil Holding (ADR)(a).................       818,636        0.8
                                              51,761   Surgutneftegaz (ADR)(a).................       743,257        0.7
                                                                                                 ------------      -----
                                                                                                    1,561,893        1.5
                  -----------------------------------------------------------------------------------------------------
                  TELECOMMUNICATIONS         493,800   +Bashinformsvyaz........................        20,740        0.0
                                              49,457   Nizhnovsvyazinform......................        42,038        0.0
                                               6,000   +Tyumentelecom..........................         3,600        0.0
                                                                                                 ------------      -----
                                                                                                       66,378        0.0
                  -----------------------------------------------------------------------------------------------------
                  UTILITIES--                199,692   Bashkirenergo...........................        11,183        0.0
                  ELECTRICAL & GAS
                  -----------------------------------------------------------------------------------------------------
                                                       TOTAL INVESTMENTS IN RUSSIA                  1,663,759        1.5
---------------------------------------------------------------------------------------------------------------------------
SPAIN             INTERNET CONTENT             1,100   +Terra Networks, SA.....................        60,093        0.0
                  -----------------------------------------------------------------------------------------------------
                                                       TOTAL INVESTMENTS IN SPAIN                      60,093        0.0
---------------------------------------------------------------------------------------------------------------------------
TURKEY            BANKING                 47,708,275   +Turkiye Garanti Bankasi AS.............       721,652        0.7
                                          44,939,829   Yapi ve Kredi Bankasi AS................     1,388,567        1.3
                                                                                                 ------------      -----
                                                                                                    2,110,219        2.0
                  -----------------------------------------------------------------------------------------------------
                  BEVERAGE                 3,415,043   Ege Biracilik Ve Malt Sanayii AS........       261,436        0.2
                  -----------------------------------------------------------------------------------------------------
                  ELECTRONICS              1,058,000   +Vestel Elektronik Sanayi ve Ticaret
                                                         AS....................................       253,717        0.2
                  -----------------------------------------------------------------------------------------------------
                  RETAIL STORES              635,038   Migros Turk TAS ........................       410,004        0.4
                  -----------------------------------------------------------------------------------------------------
                                                       TOTAL INVESTMENTS IN TURKEY                  3,035,376        2.8
---------------------------------------------------------------------------------------------------------------------------
                                                       TOTAL INVESTMENTS IN EUROPE
                                                       (COST--$9,243,774)                          10,994,452       10.1
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DEVELOPING CAPITAL MARKETS FOCUS FUND SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1999 (CONTINUED) (IN US DOLLARS)
--------------------------------------------------------------------------------

LATIN                                    SHARES                                                                 PERCENT OF
AMERICA           INDUSTRY                HELD                       INVESTMENTS                    VALUE       NET ASSETS
---------------------------------------------------------------------------------------------------------------------------
ARGENTINA         OIL & RELATED               88,883   Perez Companc SA 'B'....................  $    455,081        0.4%
                  -----------------------------------------------------------------------------------------------------
                  REAL ESTATE                  8,111   IRSA Inversiones y Representaciones SA
                                                         (GDR)(b)..............................       261,582        0.3
                  -----------------------------------------------------------------------------------------------------
                  TELECOMMUNICATIONS           3,881   Telecom Argentina Stet-France Telecom SA
                                                         (ADR)(a)..............................       132,924        0.1
                                               3,490   Telefonica de Argentina SA (ADR)(a).....       107,754        0.1
                                                                                                 ------------      -----
                                                                                                      240,678        0.2
                  -----------------------------------------------------------------------------------------------------
                                                       TOTAL INVESTMENTS IN ARGENTINA                 957,341        0.9
---------------------------------------------------------------------------------------------------------------------------
BRAZIL            BANKING                  6,404,600   Banco Itau SA (Preferred)...............       550,284        0.5
                                              16,833   Uniao de Bancos Brasileiros SA
                                                         (Unibanco) (GDR)(b)...................       507,094        0.5
                                                                                                 ------------      -----
                                                                                                    1,057,378        1.0
                  -----------------------------------------------------------------------------------------------------
                  BEVERAGE                 1,143,959   Companhia Cervejaria Brahma
                                                         (Preferred)...........................       837,043        0.8
                                               2,553   Companhia Cervejaria Brahma (Preferred)
                                                         (ADR)(a)..............................        35,742        0.0
                                                                                                 ------------      -----
                                                                                                      872,785        0.8
                  -----------------------------------------------------------------------------------------------------
                  METALS--STEEL               63,389   +Companhia Vale do Rio Doce 'A'
                                                         (Preferred)...........................     1,756,901        1.6
                                     Brl       10,296  Companhia Vale do Rio Doce, 0% due
                                                         12/31/2049(d).........................             0        0.0
                                                                                                 ------------      -----
                                                                                                    1,756,901        1.6
                  -----------------------------------------------------------------------------------------------------
                  OIL & RELATED            4,118,308   Petroleo Brasileiro SA--
                                                         Petrobras (Preferred).................     1,050,123        1.0
                  -----------------------------------------------------------------------------------------------------
                  RETAIL                      16,679   Companhia Brasileira de Distribuicao
                                                         Grupo Pao de Acucar (ADR)(a)..........       538,940        0.5
                  -----------------------------------------------------------------------------------------------------
                  TELECOMMUNICATIONS      81,369,000   +Embratel Participacoes SA..............     1,362,164        1.3
                                          25,881,000   +Tele Celular Sul Participacoes SA......        56,382        0.1
                                               8,100   +Tele Centro Oeste Celular Participacoes
                                                         SA (ADR)(a)...........................        52,650        0.1
                                               2,800   Tele Leste Celular Participacoes SA
                                                         (ADR)(a)..............................       119,000        0.1
                                               1,200   Tele Nordeste Celular Participacoes SA
                                                         (ADR)(a)..............................        60,600        0.1
                                              84,725   Tele Norte Leste Participacoes SA
                                                         (ADR)(a)..............................     2,160,488        2.0
                                               3,889   Tele Sudeste Celular Participacoes SA
                                                         (ADR)(a)..............................       150,942        0.1
                                              14,523   +Telecomunicacoes Brasileiras SA-
                                                         Telebras (ADR)(a).....................           227        0.0
                                              10,528   +Telecomunicacoes Brasileiras
                                                         SA-Telebras (Preferred Block)
                                                         (ADR)(a)..............................     1,352,848        1.2
                                               3,450   Telesp Celular Participacoes SA
                                                         (ADR)(a)..............................       146,194        0.1
                                          32,144,015   +Telesp Participacoes SA................       445,633        0.4
                                              19,796   Telesp Participacoes SA (ADR)(a)........       483,765        0.4
                                                                                                 ------------      -----
                                                                                                    6,390,893        5.9
                  -----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DEVELOPING CAPITAL MARKETS FOCUS FUND SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1999 (CONTINUED) (IN US DOLLARS)
--------------------------------------------------------------------------------

LATIN
AMERICA                                       SHARES                                                              PERCENT OF
(CONCLUDED)       INDUSTRY                     HELD                      INVESTMENTS                  VALUE       NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------
BRAZIL            UTILITIES-- ELECTRICAL       17,768,000   Centrais Eletricas Basileiras SA--
(CONCLUDED)       & GAS                                       Eletrobras.........................  $    389,143        0.4%
                                               54,751,608   Companhia Energetica de Minas Gerais
                                                              SA--CEMIG (Preferred)..............     1,229,180        1.1
                                                       90   Companhia Paranaense de Energia--
                                                              Copel (ADR)(a).....................           838        0.0
                                                                                                   ------------      -----
                                                                                                      1,619,161        1.5
                  -----------------------------------------------------------------------------------------------------
                                                            TOTAL INVESTMENTS IN BRAZIL              13,286,181       12.3
-----------------------------------------------------------------------------------------------------------------------------
MEXICO            BEVERAGE                         68,429   Panamerican Beverages, Inc. 'A'
                                                              (US Registered Shares).............     1,407,071        1.3
                  -----------------------------------------------------------------------------------------------------
                  BROADCAST--MEDIA                 49,694   +Grupo Televisa SA (GDR)(b)..........     3,391,616        3.1
                  -----------------------------------------------------------------------------------------------------
                  BUILDING MATERIALS               39,469   Cemex, SA de CV......................       221,010        0.2
                                                   28,358   +Cemex, SA de CV (ADR)(a)............       790,479        0.7
                                                    1,772   Cemex, SA de CV (ADR)
                                                              (Warrants)(a)(e)...................         7,309        0.0
                                                    2,000   Cemex, SA de CV (Warrants)(e)........         1,690        0.0
                                                                                                   ------------      -----
                                                                                                      1,020,488        0.9
                  -----------------------------------------------------------------------------------------------------
                  DIVERSIFIED COMPANIES            18,431   +Grupo Sanborns SA 'B1'..............        39,919        0.0
                  -----------------------------------------------------------------------------------------------------
                  FINANCIAL                        48,500   +Grupo Financiero Banamex Accival, SA
                  SERVICES--COMMERCIAL                        de CV (Banacci) 'O'................       194,974        0.2
                                                  796,700   Grupo Financiero Bancomer, SA
                                                              de CV 'O'..........................       333,326        0.3
                                                                                                   ------------      -----
                                                                                                        528,300        0.5
                  -----------------------------------------------------------------------------------------------------
                  FOOD                            196,830   +Grupo Industrial Bimbo, SA de CV
                                                              'A'................................       436,707        0.4
                  -----------------------------------------------------------------------------------------------------
                  HEALTH/PERSONAL CARE            387,977   Kimberly-Clark de Mexico, SA de CV
                                                              'A'................................     1,512,557        1.4
                  -----------------------------------------------------------------------------------------------------
                  LEISURE                         118,333   +Grupo Carso, SA de CV 'A1'..........       586,352        0.6
                  -----------------------------------------------------------------------------------------------------
                  MACHINERY                        21,561   Tubos de Acero de Mexico SA
                                                              (ADR)(a)...........................       292,421        0.3
                  -----------------------------------------------------------------------------------------------------
                  TELECOMMUNICATIONS               30,805   Telefonos de Mexico SA (ADR)(a)......     3,465,563        3.2
                  -----------------------------------------------------------------------------------------------------
                  TELEVISION                      215,240   TV Azteca, SA de CV (ADR)(a)(c)......     1,937,160        1.8
                  -----------------------------------------------------------------------------------------------------
                                                            TOTAL INVESTMENTS IN MEXICO              14,618,154       13.5
-----------------------------------------------------------------------------------------------------------------------------
PERU              FINANCIAL SERVICES               25,800   Credicorp Limited....................       309,600        0.3
                  -----------------------------------------------------------------------------------------------------
                                                            TOTAL INVESTMENTS IN PERU                   309,600        0.3
-----------------------------------------------------------------------------------------------------------------------------
VENEZUELA         TELECOMMUNICATIONS                6,540   Compania Anonima Nacional Telefonos
                                                              de Venezuela (CANTV) (ADR)(a)......       161,048        0.1
                  -----------------------------------------------------------------------------------------------------
                                                            TOTAL INVESTMENTS IN VENEZUELA              161,048        0.1
-----------------------------------------------------------------------------------------------------------------------------
                                                            TOTAL INVESTMENTS IN LATIN AMERICA
                                                            (COST--$19,720,537)                      29,332,324       27.1
-----------------------------------------------------------------------------------------------------------------------------
MIDDLE
EAST
-----------------------------------------------------------------------------------------------------------------------------
EGYPT             BANKING                          15,209   Commercial International Bank
                                                              (GDR)(b)...........................       214,447        0.2
                  -----------------------------------------------------------------------------------------------------
                                                            TOTAL INVESTMENTS IN EGYPT                  214,447        0.2
-----------------------------------------------------------------------------------------------------------------------------
ISRAEL            BANKING                         187,218   Bank Hapoalim........................       583,759        0.5
                                                  248,093   Bank Leumi Le-Israel.................       522,490        0.5
                                                                                                   ------------      -----
                                                                                                      1,106,249        1.0
                  -----------------------------------------------------------------------------------------------------
                  SOFTWARE--COMPUTER                3,500   +Check Point Software Technologies
                                                              Ltd. ..............................       695,188        0.7
                  -----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DEVELOPING CAPITAL MARKETS FOCUS FUND SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1999 (CONTINUED) (IN US DOLLARS)
--------------------------------------------------------------------------------

     MIDDLE
      EAST                                    SHARES                                                              PERCENT OF
  (CONCLUDED)     INDUSTRY                     HELD                      INVESTMENTS                  VALUE       NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------
ISRAEL            TELEPHONE                        71,966   +Bezeq Israeli Telecommunication
(CONCLUDED)       COMMUNICATIONS                              Corporation Ltd. ..................  $    358,963        0.3%
                  -----------------------------------------------------------------------------------------------------
                                                            TOTAL INVESTMENTS IN ISRAEL               2,160,400        2.0
-----------------------------------------------------------------------------------------------------------------------------
                                                            TOTAL INVESTMENTS IN THE MIDDLE EAST
                                                            (COST--$1,920,481)                        2,374,847        2.2
-----------------------------------------------------------------------------------------------------------------------------
    PACIFIC
   BASIN/ASIA
-----------------------------------------------------------------------------------------------------------------------------
CHINA             AUTOMOBILES                   1,247,000   Qingling Motor
                                                              Company 'H'........................       152,406        0.1
                  -----------------------------------------------------------------------------------------------------
                  TELECOMMUNICATIONS              273,000   Eastern Communication Co., Ltd.
                                                              'B'................................       177,450        0.2
                  -----------------------------------------------------------------------------------------------------
                  UTILITIES--                     782,000   Beijing Datang Power
                  ELECTRICAL & GAS                          Generation Company Limited 'H'.......       129,780        0.1
                  -----------------------------------------------------------------------------------------------------
                                                            TOTAL INVESTMENTS IN CHINA                  459,636        0.4
-----------------------------------------------------------------------------------------------------------------------------
HONG KONG         CEMENT                        5,074,370   +Anhui Conch Cement Co. Ltd. 'H'.....       404,748        0.4
                  -----------------------------------------------------------------------------------------------------
                  TELECOMMUNICATIONS               14,000   +i-CABLE Communications Limited
                                                              (ADR)(a)...........................       357,000        0.3
                  -----------------------------------------------------------------------------------------------------
                                                            TOTAL INVESTMENTS IN HONG KONG              761,748        0.7
-----------------------------------------------------------------------------------------------------------------------------
INDIA             BANKING                          59,779   State Bank of India..................       308,929        0.3
                  -----------------------------------------------------------------------------------------------------
                  CHEMICALS                        81,140   +Reliance Industries Ltd.............       436,018        0.4
                                                    2,333   +Reliance Industries Ltd.
                                                              (GDR)(b)(c)........................        32,662        0.0
                                                                                                   ------------      -----
                                                                                                        468,680        0.4
                  -----------------------------------------------------------------------------------------------------
                  COMPUTER SOFTWARE                 2,874   +Infosys Technologies Limited........       959,294        0.9
                                                   22,500   Pentafour Software & Exports Ltd.
                                                              (New Shares).......................       691,193        0.6
                                                   13,754   +Satyam Computer Services Limited....       695,448        0.6
                                                                                                   ------------      -----
                                                                                                      2,345,935        2.1
                  -----------------------------------------------------------------------------------------------------
                  FINANCIAL                       382,906   ICICI Ltd. ..........................       810,010        0.7
                  SERVICES                         19,650   +ICICI Ltd. (ADR)(a).................       289,838        0.3
                                                                                                   ------------      -----
                                                                                                      1,099,848        1.0
                  -----------------------------------------------------------------------------------------------------
                  FOOD & HOUSEHOLD                 22,148   +Hindustan Lever Limited.............     1,145,850        1.1
                  PRODUCTS
                  -----------------------------------------------------------------------------------------------------
                  LEISURE & TOURISM                13,400   +EIH Limited.........................        61,623        0.1
                  -----------------------------------------------------------------------------------------------------
                  METALS--                         45,455   Hindalco Industries Ltd. ............       841,372        0.8
                  NON-FERROUS                       2,048   Hindalco Industries Ltd.
                                                              (GDR)(b)(c)........................        47,411        0.0
                                                                                                   ------------      -----
                                                                                                        888,783        0.8
                  -----------------------------------------------------------------------------------------------------
                  OIL & GAS PRODUCERS              20,818   Bharat Petroleum Corporation Ltd. ...       187,932        0.2
                  -----------------------------------------------------------------------------------------------------
                  PHARMACEUTICAL--                    461   Ranbaxy Laboratories Limited
                  PRESCRIPTION                                (GDR)(b)...........................         9,958        0.0
                  -----------------------------------------------------------------------------------------------------
                  SOFTWARE--APPLICATION            21,000   Wipro Limited........................     1,255,847        1.2
                  DEVELOPMENT
                  -----------------------------------------------------------------------------------------------------
                  TELECOMMUNICATIONS               30,302   Videsh Sanchar Nigam Ltd. (GDR)(b)...       736,339        0.7
                  -----------------------------------------------------------------------------------------------------
                  TOBACCO                          24,000   ITC Limited..........................       366,981        0.3
                  -----------------------------------------------------------------------------------------------------
                  UTILITIES--                      10,119   +BSES Ltd. (GDR)(b)..................       126,488        0.1
                  ELECTRICAL & GAS
                  -----------------------------------------------------------------------------------------------------
                                                            TOTAL INVESTMENTS IN INDIA                9,003,193        8.3
-----------------------------------------------------------------------------------------------------------------------------
INDONESIA         BANKING                      17,428,000   +PT Bank Internasional Indonesia.....       374,796        0.3
                  -----------------------------------------------------------------------------------------------------
                  FOOD                            323,000   +PT Indofood Sukses Makmur Tbk.......       405,197        0.4
                  -----------------------------------------------------------------------------------------------------
                  FOREST PRODUCTS                 989,000   +PT Indah Kiat Pulp & Paper Corpora-
                                                              tion Tbk...........................       389,928        0.4
                  -----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DEVELOPING CAPITAL MARKETS FOCUS FUND SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1999 (CONTINUED) (IN US DOLLARS)
--------------------------------------------------------------------------------

    PACIFIC
   BASIN/ASIA                                 SHARES                                                              PERCENT OF
  (CONTINUED)     INDUSTRY                     HELD                      INVESTMENTS                  VALUE       NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------
INDONESIA         TELECOMMUNICATIONS               12,120   PT Indosat (Persero) Tbk(ADR)(a).....  $    262,095        0.3%
(CONCLUDED)                                     1,022,000
                                                            PT Telekomunikasi Indonesia..........       582,430        0.5
                                                                                                   ------------      -----
                                                                                                        844,525        0.8
                  -----------------------------------------------------------------------------------------------------
                                                            TOTAL INVESTMENTS IN INDONESIA            2,014,446        1.9
-----------------------------------------------------------------------------------------------------------------------------
MALAYSIA          BANKING                         187,600   Malayan Banking Berhad...............       666,474        0.6
                  -----------------------------------------------------------------------------------------------------
                  LEISURE                         281,000   Resorts World Berhad.................       806,026        0.8
                  -----------------------------------------------------------------------------------------------------
                  NATURAL GAS                     136,000   Petronas Gas Berhad..................       318,526        0.3
                  -----------------------------------------------------------------------------------------------------
                  TELECOMMUNICATIONS              761,000   Telekom Malaysia Berhad..............     2,943,868        2.7
                  -----------------------------------------------------------------------------------------------------
                  TOBACCO                          57,800   British American Tobacco Berhad......       441,105        0.4
                  -----------------------------------------------------------------------------------------------------
                  UTILITIES--                     212,000   Tenaga Nasional Berhad...............       546,737        0.5
                  ELECTRICAL & GAS
                  -----------------------------------------------------------------------------------------------------
                                                            TOTAL INVESTMENTS IN MALAYSIA             5,722,736        5.3
-----------------------------------------------------------------------------------------------------------------------------
PHILIPPINES       BANKING                          47,516   Metropolitan Bank & Trust Company....       342,777        0.3
                  -----------------------------------------------------------------------------------------------------
                  UTILITIES--                     196,920   Manila Electric Company 'B'..........       563,328        0.5
                  ELECTRICAL & GAS
                  -----------------------------------------------------------------------------------------------------
                                                            TOTAL INVESTMENTS IN THE PHILIPPINES        906,105        0.8
-----------------------------------------------------------------------------------------------------------------------------
SINGAPORE         ELECTRONIC COMPONENTS             9,457   +Chartered Semiconductor Manufactur-
                                                              ing Limited (ADR)(a)...............       680,904        0.6
                  -----------------------------------------------------------------------------------------------------
                                                            TOTAL INVESTMENTS IN SINGAPORE              680,904        0.6
-----------------------------------------------------------------------------------------------------------------------------
SOUTH KOREA       AUTO & TRUCK                     20,195   +Hyundai Motor Company Ltd. .........       320,273        0.3
                  -----------------------------------------------------------------------------------------------------
                  BANKING & FINANCIAL              20,740   +Housing & Commercial Bank, Korea....       657,833        0.6
                  -----------------------------------------------------------------------------------------------------
                  CHEMICALS                         6,970   Honam Petrochemical Corporation......        97,641        0.1
                                                   16,490   L.G. Chemical Limited................       521,578        0.5
                                                                                                   ------------      -----
                                                                                                        619,219        0.6
                  -----------------------------------------------------------------------------------------------------
                  COMPUTER SOFTWARE                 8,170   Haansoft Inc. .......................       378,627        0.3
                  -----------------------------------------------------------------------------------------------------
                  DISTRIBUTION                    210,070   +Kolon International Corporation.....     1,036,469        1.0
                  -----------------------------------------------------------------------------------------------------
                  ELECTRONIC COMPONENTS             2,023   Samsung Display Devices Co., Ltd. ...        84,128        0.1
                  -----------------------------------------------------------------------------------------------------
                  ELECTRONIC INSTRUMENTS           27,419   Samsung Electronics Co...............     6,425,951        5.9
                  -----------------------------------------------------------------------------------------------------
                  FINANCE                          16,330   Daewoo Securities....................       184,882        0.2
                                                    3,120   Dongwon Securities...................        67,348        0.1
                                                   11,680   Hyundai Securities...................       228,455        0.2
                                                    4,990   LG Investment & Securities Company
                                                              Limited............................        84,852        0.1
                                                    9,214   Samsung Securities Company Ltd. .....       279,255        0.2
                                                                                                   ------------      -----
                                                                                                        844,792        0.8
                  -----------------------------------------------------------------------------------------------------
                  FINANCIAL SERVICES--             35,375   Kookmin Bank.........................       554,780        0.5
                  COMMERCIAL
                  -----------------------------------------------------------------------------------------------------
                  FOOD                              4,270   Cheil Jedang Corporation.............       492,837        0.5
                                                    2,860   Cheil Jedang Corporation
                                                              (Preferred)........................       128,511        0.1
                                                                                                   ------------      -----
                                                                                                        621,348        0.6
                  -----------------------------------------------------------------------------------------------------
                  OIL & GAS PRODUCERS              11,320   SK Corporation.......................       343,091        0.3
                  -----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DEVELOPING CAPITAL MARKETS FOCUS FUND SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1999 (CONTINUED) (IN US DOLLARS)
--------------------------------------------------------------------------------

PACIFIC
BASIN/ASIA                                    SHARES                                                              PERCENT OF
(CONCLUDED)       INDUSTRY                     HELD                      INVESTMENTS                  VALUE       NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------
SOUTH KOREA       STEEL                            14,626   Pohang Iron & Steel Company Ltd.
(CONCLUDED)                                                   (ADR)(a)...........................  $    511,910        0.5%
                  -----------------------------------------------------------------------------------------------------
                  TELECOMMUNICATIONS               37,234   Korea Telecom Corporation (ADR)(a)...     2,783,241        2.5
                                                    2,900   +Korea Thrunet Co., Ltd. (Class A)...       196,475        0.2
                                                   19,114   SK Telecom Co. Ltd. (ADR)(a)(c)......       733,528        0.7
                                                                                                   ------------      -----
                                                                                                      3,713,244        3.4
                  -----------------------------------------------------------------------------------------------------
                  UTILITIES-- ELECTRICAL           64,200   Korea Electric Power Corporation.....     1,991,048        1.8
                  & GAS
                  -----------------------------------------------------------------------------------------------------
                                                            TOTAL INVESTMENTS IN SOUTH KOREA         18,102,713       16.7
-----------------------------------------------------------------------------------------------------------------------------
TAIWAN            BANKING                       1,683,706   +E. Sun Commercial Bank..............       662,644        0.6
                  -----------------------------------------------------------------------------------------------------
                  BUILDING PRODUCTS               115,800   Asia Cement Corporation..............       101,851        0.1
                  -----------------------------------------------------------------------------------------------------
                  CEMENT                          119,300   Taiwan Cement Corporation............       123,178        0.1
                  -----------------------------------------------------------------------------------------------------
                  COMPUTER EQUIPMENT               69,062   Compal Electronics Inc. .............       232,187        0.2
                  -----------------------------------------------------------------------------------------------------
                  COMPUTERS                        56,000   Quanta Computer Inc. ................       439,006        0.4
                  -----------------------------------------------------------------------------------------------------
                  ELECTRONIC                      194,600   +Mosel Vitelic, Inc. ................       310,070        0.3
                  COMPONENTS                      306,000   +United Microelectronics Corporation,
                                                              Ltd. ..............................     1,092,161        1.0
                                                                                                   ------------      -----
                                                                                                      1,402,231        1.3
                  -----------------------------------------------------------------------------------------------------
                  ELECTRONIC INSTRUMENTS           72,000   +Chroma Ate Inc. ....................       211,090        0.2
                  -----------------------------------------------------------------------------------------------------
                  ELECTRONIC/                     451,112   +Vanguard International Semiconductor
                  SEMICONDUCTORS                              Corporation........................       589,407        0.6
                  -----------------------------------------------------------------------------------------------------
                  HEALTH INSURANCE                237,000   Cathay Life Insurance Co., Ltd. .....       570,220        0.5
                  -----------------------------------------------------------------------------------------------------
                  PLASTICS                        548,113   Formosa Plastic. Corporation.........     1,091,685        1.0
                  -----------------------------------------------------------------------------------------------------
                  SECURITIES                      323,100   Grand Cathay Securities Corporation..       211,076        0.2
                  -----------------------------------------------------------------------------------------------------
                  SEMICONDUCTORS                  878,240   +Taiwan Semiconductor Manufacturing
                                                              Company............................     4,673,871        4.3
                  -----------------------------------------------------------------------------------------------------
                  VENTURE CAPITAL                 230,600   +China Development Industrial Bank
                                                              Inc. ..............................       367,432        0.4
                  -----------------------------------------------------------------------------------------------------
                  WIRE & CABLE                    362,000   +Pacific Electrical Wire & Cable Co.
                                                              Ltd. ..............................       256,099        0.2
                  -----------------------------------------------------------------------------------------------------
                                                            TOTAL INVESTMENTS IN TAIWAN              10,931,977       10.1
-----------------------------------------------------------------------------------------------------------------------------
THAILAND          BANKING                         238,400   +Bangkok Bank Public Company Lim-
                                                              ited 'Foreign'.....................       603,303        0.6
                                                  457,000   Siam Commercial Bank Public Company
                                                              Limited (Warrants)(e)..............       213,039        0.2
                                                  387,900   +Thai Farmers Bank Public Company
                                                              Limited 'Foreign'..................       650,978        0.6
                                                                                                   ------------      -----
                                                                                                      1,467,320        1.4
                  -----------------------------------------------------------------------------------------------------
                  BUILDING MATERIALS               12,926   +The Siam Cement Public Company
                                                              Limited............................       431,096        0.4
                  -----------------------------------------------------------------------------------------------------
                  COMPUTERS                         4,900   +Shin Corporations Public Company
                                                              Limited............................        41,247        0.0
                  -----------------------------------------------------------------------------------------------------
                  TELEVISION                       69,540   BEC World Public Company Limited
                                                              'Foreign'..........................       492,745        0.5
                  -----------------------------------------------------------------------------------------------------
                                                            TOTAL INVESTMENTS IN THAILAND             2,432,408        2.3
-----------------------------------------------------------------------------------------------------------------------------
                                                            TOTAL INVESTMENTS IN THE
                                                            PACIFIC BASIN/ASIA (COST --
                                                            $36,317,219)                             51,015,866       47.1
-----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DEVELOPING CAPITAL MARKETS FOCUS FUND SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1999 (CONCLUDED) (IN US DOLLARS)
--------------------------------------------------------------------------------

   SHORT-TERM                                  FACE                                                               PERCENT OF
   SECURITIES                                 AMOUNT                        ISSUE                     VALUE       NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------
                  COMMERCIAL PAPER*        $    1,357,000   General Motors Acceptance Corp., 5%
                                                              due 1/03/2000......................  $  1,356,435        1.3%
                  -----------------------------------------------------------------------------------------------------
                  US GOVERNMENT AGENCY          1,000,000   Federal Home Loan Banks, 5.75%
                  OBLIGATIONS*                                due 1/19/2000......................       996,965        0.9
                                                1,000,000   Federal Home Loan Mortgage
                                                              Corporation, 5.67% due 1/13/2000...       997,952        0.9
                  -----------------------------------------------------------------------------------------------------
                                                            TOTAL INVESTMENTS IN SHORT-TERM
                                                            SECURITIES (COST -- $3,351,352)           3,351,352        3.1
-----------------------------------------------------------------------------------------------------------------------------
                                                            TOTAL INVESTMENTS
                                                            (COST -- $78,875,527)................   107,965,350       99.6
                                                            OTHER ASSETS LESS LIABILITIES........       426,305        0.4
                                                                                                   ------------      -----
                                                            NET ASSETS...........................  $108,391,655      100.0%
                                                                                                   ============      =====
-----------------------------------------------------------------------------------------------------------------------------

(a) American Depositary Receipts (ADR).

(b) Global Depositary Receipts (GDR).

(c) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

(d) Received through a bonus issue from Companhia Vale do Rio Doce. As of December 31, 1999, the bonds have not commenced trading and the coupon rate has not been determined.

(e) Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.

* Commercial Paper and certain US Government Agency Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Fund.

+ Non-income producing security.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DEVELOPING CAPITAL MARKETS FOCUS FUND STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 1999
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (identified cost--$78,875,527)........               $107,965,350
Cash........................................................                    550,024
Foreign cash................................................                  1,529,930
Receivables:
  Securities sold...........................................  $  556,458
  Dividends.................................................     147,552
  Forward foreign exchange contracts........................      65,789
  Capital shares sold.......................................      30,405        800,204
                                                              ----------
Prepaid expenses and other assets...........................                    127,021
                                                                           ------------
Total assets................................................                110,972,529
                                                                           ------------
---------------------------------------------------------------------------------------
LIABILITIES:
Payables:
  Securities purchased......................................   1,559,760
  Capital shares redeemed...................................     635,773
  Investment adviser........................................      95,473
  Distributor...............................................         147      2,291,153
                                                              ----------
Accrued expenses and other liabilities......................                    289,721
                                                                           ------------
Total liabilities...........................................                  2,580,874
                                                                           ------------
---------------------------------------------------------------------------------------
NET ASSETS..................................................               $108,391,655
                                                                           ============
---------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class A Shares Common Stock, $.10 par value, 100,000,000
  shares authorized.........................................               $  1,035,440
Class B Shares Common Stock, $.10 par value, 100,000,000
  shares authorized.........................................                     12,706
Paid-in capital in excess of par............................                126,004,136
Undistributed investment income--net........................                      3,340
Accumulated realized capital losses on investments and
  foreign currency transactions--net........................                (47,755,119)
Unrealized appreciation on investments and foreign currency
  transactions--net.........................................                 29,091,152
                                                                           ------------
NET ASSETS..................................................               $108,391,655
                                                                           ============
---------------------------------------------------------------------------------------
NET ASSET VALUE:
Class A--Based on net assets of $107,078,893 and 10,354,395
  shares outstanding........................................               $      10.34
                                                                           ============
Class B--Based on net assets of $1,312,762 and 127,061
  shares outstanding........................................               $      10.33
                                                                           ============
---------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DEVELOPING CAPITAL MARKETS FOCUS FUND STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 1999
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends (net of $123,585 foreign withholding tax).........                $ 1,358,680
Interest and discount earned................................                    740,156
                                                                            -----------
Total income................................................                  2,098,836
                                                                            -----------
---------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees....................................  $   773,462
Custodian fees..............................................      260,373
Foreign capital gains tax expense...........................      197,096
Accounting services.........................................       23,718
Professional fees...........................................       19,049
Printing and shareholder reports............................       10,141
Transfer agent fees.........................................        5,004
Directors' fees and expenses................................        1,488
Pricing services............................................          748
Distribution fees--Class B..................................          734
Other.......................................................        2,881
                                                              -----------
Total expenses before reimbursement.........................    1,294,694
Reimbursement of expenses...................................     (327,133)
                                                              -----------
Total expenses after reimbursement..........................                    967,561
                                                                            -----------
Investment income--net......................................                  1,131,275
                                                                            -----------
---------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS & FOREIGN
  CURRENCY TRANSACTIONS--NET:
Realized gain (loss) from:
  Investments--net..........................................      216,748
  Foreign currency transactions--net........................     (481,143)     (264,395)
                                                              -----------
Change in unrealized appreciation/depreciation on:
  Investments--net..........................................   39,821,364
  Foreign currency transactions--net........................        4,406    39,825,770
                                                              -----------   -----------
Net realized and unrealized gain on investments and foreign
  currency transactions.....................................                 39,561,375
                                                                            -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........                $40,692,650
                                                                            ===========
---------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DEVELOPING CAPITAL MARKETS FOCUS FUND STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                   FOR THE YEAR ENDED
                                                                      DECEMBER 31,
                                                              ----------------------------
INCREASE (DECREASE) IN NET ASSETS:                                1999            1998
------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................  $  1,131,275    $  2,591,669
Realized loss on investments and foreign currency
  transactions--net.........................................      (264,395)    (43,748,177)
Change in unrealized appreciation/depreciation on
  investments and foreign currency transactions--net........    39,825,770      (1,681,821)
                                                              ------------    ------------
Net increase (decrease) in net assets resulting from
  operations................................................    40,692,650     (42,838,329)
                                                              ------------    ------------
------------------------------------------------------------------------------------------
DIVIDENDS TO SHAREHOLDERS:
Investment income--net:
  Class A...................................................    (2,102,112)     (1,752,375)
  Class B...................................................       (11,709)           (388)
                                                              ------------    ------------
Net decrease in net assets resulting from dividends to
  shareholders..............................................    (2,113,821)     (1,752,763)
                                                              ------------    ------------
------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net assets derived from capital
  share transactions........................................     5,260,179     (32,339,010)
                                                              ------------    ------------
------------------------------------------------------------------------------------------
NET ASSETS:
Total increase (decrease) in net assets.....................    43,839,008     (76,930,102)
Beginning of year...........................................    64,552,647     141,482,749
                                                              ------------    ------------
End of year*................................................  $108,391,655    $ 64,552,647
                                                              ============    ============
------------------------------------------------------------------------------------------
* Undistributed investment income--net......................  $      3,340    $  1,416,656
                                                              ============    ============
------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DEVELOPING CAPITAL MARKETS FOCUS FUND FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

THE FOLLOWING PER SHARE DATA AND RATIOS HAVE
BEEN DERIVED FROM INFORMATION PROVIDED IN THE
FINANCIAL STATEMENTS.
                                                                                      CLASS A
                                                            ------------------------------------------------------------
                                                                          FOR THE YEAR ENDED DECEMBER 31,
                                                            ------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:                      1999+       1998+        1997       1996          1995
------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year....................      $   6.43    $   9.22    $  10.05    $  9.32      $  9.51
                                                            --------    --------    --------    -------      -------
Investment income--net................................           .11         .18         .11        .20          .20
Realized and unrealized gain (loss) on investments and
  foreign currency transactions--net..................          4.01       (2.86)       (.75)       .76         (.30)
                                                            --------    --------    --------    -------      -------
Total from investment operations......................          4.12       (2.68)       (.64)       .96         (.10)
                                                            --------    --------    --------    -------      -------
Less dividends from investment income--net............          (.21)       (.11)       (.19)      (.23)        (.09)
                                                            --------    --------    --------    -------      -------
Net asset value, end of year..........................      $  10.34    $   6.43    $   9.22    $ 10.05      $  9.32
                                                            ========    ========    ========    =======      =======
------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:*
Based on net asset value per share....................        65.52%     (29.39%)     (6.53%)    10.59%       (1.08%)
                                                            ========    ========    ========    =======      =======
------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses, net of reimbursement........................         1.25%       1.25%       1.25%      1.25%        1.25%
                                                            ========    ========    ========    =======      =======
Expenses..............................................         1.67%       1.42%       1.42%      1.31%        1.36%
                                                            ========    ========    ========    =======      =======
Investment income--net................................         1.47%       2.30%       1.15%      2.42%        2.73%
                                                            ========    ========    ========    =======      =======
------------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of year (in thousands)................      $107,079    $ 64,312    $141,451    $95,599      $55,209
                                                            ========    ========    ========    =======      =======
Portfolio turnover....................................        97.79%     121.06%      93.62%     87.33%       62.53%
                                                            ========    ========    ========    =======      =======
------------------------------------------------------------------------------------------------------------------------

* Total investment returns exclude insurance-related fees and expenses.

+ Based on average shares outstanding.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DEVELOPING CAPITAL MARKETS FOCUS FUND FINANCIAL HIGHLIGHTS (CONCLUDED)
--------------------------------------------------------------------------------

THE FOLLOWING PER SHARE DATA AND RATIOS HAVE                                    CLASS B
BEEN DERIVED FROM INFORMATION PROVIDED IN THE                 --------------------------------------------
FINANCIAL STATEMENTS.                                            FOR THE YEAR ENDED
                                                                    DECEMBER 31,           FOR THE PERIOD
                                                              ------------------------     NOV. 3, 1997+
INCREASE (DECREASE) IN NET ASSET VALUE:                        1999++          1998++     TO DEC. 31, 1997
----------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period........................  $   6.42        $   9.22        $  9.30
                                                              --------        --------        -------
Investment income--net......................................       .07             .17            .01
Realized and unrealized gain (loss) on investments and
  foreign currency transactions--net........................      4.04           (2.86)          (.09)
                                                              --------        --------        -------
Total from investment operations............................      4.11           (2.69)          (.08)
                                                              --------        --------        -------
Less dividends from investment income--net..................      (.20)           (.11)            --
                                                              --------        --------        -------
Net asset value, end of period..............................  $  10.33        $   6.42        $  9.22
                                                              ========        ========        =======
----------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share..........................    65.38%         (29.51%)         (.86%)++
                                                              ========        ========        =======
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses, net of reimbursement..............................     1.40%           1.40%          1.39%*
                                                              ========        ========        =======
Expenses....................................................     1.87%           1.72%          1.58%*
                                                              ========        ========        =======
Investment income--net......................................      .83%           2.37%          1.16%*
                                                              ========        ========        =======
----------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)....................  $  1,313        $    241        $    32
                                                              ========        ========        =======
Portfolio turnover..........................................    97.79%         121.06%         93.62%
                                                              ========        ========        =======
----------------------------------------------------------------------------------------------------------

* Annualized.

** Total investment return excludes insurance-related fees and expenses.

+ Commencement of operations.

++ Based on average shares outstanding.

++ Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DEVELOPING CAPITAL MARKETS FOCUS FUND NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 18 separate funds. Each fund offers two classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies, that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Class A and Class B Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class and Class B Shares bear certain expenses related to the distribution of such shares. Developing Capital Markets Focus Fund (the "Fund") is classified as "non-diversified," as defined in the Investment Company Act of 1940. The Fund's financial statements are prepared in accordance with generally accepted accounting principles, which may require the use of management accruals and estimates. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the closing bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. Portfolio securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Futures contracts are valued at the settlement price at the close of the applicable exchange. Short-term securities are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company.

  (b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts.

- Options--The Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums paid or received).

  Written and purchased options are non-income producing investments.

- Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded

--------------------------------------------------------------------------------

by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

- Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

  (c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets and liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

  (d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

  (e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

  (f) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

  (g) Reclassification--Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, current year's permanent book/tax differences of $430,770 have been reclassified between undistributed net investment income and accumulated net realized capital losses. These reclassifications have no effect on net assets or net asset values per share.

2. INVESTMENT ADVISORY AGREEMENT AND
TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner. The Company has also entered into a Distribution Agreement and Distribution Plan with Merrill Lynch Funds Distributor ("MLFD" or the "Distributor"), a division of Princeton Funds Distributor, Inc. ("PFD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

  MLAM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the funds. For such services, the Fund pays a monthly fee at the annual rate of 1.00% of the average daily value of the Fund's net assets.

  Pursuant to the Distribution Plan adopted by the Company in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor an ongoing distribution fee each month at the annual rate of .15% of the average daily value of the Fund's Class B net assets.

  MLAM and Merrill Lynch Life Agency, Inc. ("MLLA") have entered into an agreement which limits the operating expenses paid by the Fund, exclusive of any distribution fees imposed on Class B Shares, to 1.25% of its average daily net assets. Any such expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by MLAM which, in turn, will be reimbursed by MLLA. For the year ended December 31, 1999, MLAM earned fees of $773,462, of which $327,133 was voluntarily waived.

  For the year ended December 31, 1999, Merrill Lynch, Pierce, Fenner & Smith Incorporated, a subsidiary of ML & Co., earned $90,838 in commissions on the execution of portfolio security transactions

  Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

--------------------------------------------------------------------------------

  Accounting services are provided to the Fund by MLAM at cost.

  Certain officers and/or directors of the Company are officers and/or directors of MLAM, PSI, FDS, PFD, and/or ML & Co.
3. INVESTMENTS:
Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 1999 were $77,605,627 and $70,501,615, respectively.

  Net realized gains (losses) for the year ended December 31, 1999 and net unrealized gains as of December 31, 1999 were as follows:

----------------------------------------------------------------------
                                       Realized Gains     Unrealized
                                          (Losses)          Gains
----------------------------------------------------------------------
Long-term Investments................   $    437,666     $ 29,089,823
Short-term Investments...............       (220,918)              --
Foreign currency transactions........       (481,143)           1,329
                                        ------------     ------------
Total................................   $   (264,395)    $ 29,091,152
                                        ============     ============
----------------------------------------------------------------------

  At December 31, 1999, net unrealized appreciation for Federal income tax purposes aggregated $26,516,756, of which $30,238,542 related to appreciated securities and $3,721,786 related to depreciated securities. At December 31, 1999, the aggregate cost of investments for Federal income tax purposes was $81,448,594.

4. CAPITAL SHARE TRANSACTIONS:

Net increase (decrease) in net assets derived from capital share transactions were $5,260,179 and $(32,339,010) for the years ended December 31, 1999 and December 31, 1998, respectively.

  Transactions in capital shares were as follows:

-----------------------------------------------------------------
Class A Shares for the Year Ended                       Dollar
December 31, 1999                         Shares        Amount
-----------------------------------------------------------------
Shares sold...........................   3,543,624    $29,552,636
Shares issued to shareholders in
 reinvestment of dividends............     294,323      2,102,112
                                        ----------    -----------
Total issued..........................   3,837,947     31,654,748
Shares redeemed.......................  (3,491,789)   (27,154,773)
                                        ----------    -----------
Net increase..........................     346,158    $ 4,499,975
                                        ==========    ===========
-----------------------------------------------------------------

-----------------------------------------------------------------
Class A Shares for the Year Ended                       Dollar
December 31, 1998                        Shares         Amount
-----------------------------------------------------------------
Shares sold..........................   1,743,089    $ 14,442,991
Shares issued to shareholders in
 reinvestment of dividends...........     192,358       1,752,375
                                       ----------    ------------
Total issued.........................   1,935,447      16,195,366
Shares redeemed......................  (7,267,433)    (48,795,775)
                                       ----------    ------------
Net decrease.........................  (5,331,986)   $(32,600,409)
                                       ==========    ============
-----------------------------------------------------------------

-----------------------------------------------------------------
Class B Shares for the Year Ended                       Dollar
December 31, 1999                        Shares         Amount
-----------------------------------------------------------------
Shares sold..........................     107,282    $    915,190
Shares issued to shareholders in
 reinvestment of dividends...........       1,475          11,709
                                       ----------    ------------
Total issued.........................     108,757         926,899
Shares redeemed......................     (19,255)       (166,695)
                                       ----------    ------------
Net increase.........................      89,502    $    760,204
                                       ==========    ============
-----------------------------------------------------------------

-----------------------------------------------------------------
  Class B Shares for the Year Ended                     Dollar
          December 31, 1998              Shares         Amount
-----------------------------------------------------------------
Shares sold..........................      38,950    $    290,926
Shares issued to shareholders in
 reinvestment of dividends...........          43             388
                                       ----------    ------------
Total issued.........................      38,993         291,314
Shares redeemed......................      (4,882)        (29,915)
                                       ----------    ------------
Net increase.........................      34,111    $    261,399
                                       ==========    ============
-----------------------------------------------------------------

5. CAPITAL LOSS CARRYFORWARD:

At December 31, 1999, the Fund had net capital loss carryforward of approximately $45,454,000, of which $2,024,000 expires in 2003, $90,000 expires in 2004, $39,365,000 expires in 2006 and $3,975,000 expires in 2007. This amount will be available to offset like amounts of any future taxable gains.

6. COMMITMENTS:

At December 31, 1999, the Fund had entered into foreign exchange contracts, under which it agreed to purchase various foreign currencies with a value of approximately $101,000.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DEVELOPING CAPITAL MARKETS FOCUS FUND INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

THE BOARD OF DIRECTORS AND SHAREHOLDERS,
DEVELOPING CAPITAL MARKETS FOCUS FUND OF
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Developing Capital Markets Focus Fund of Merrill Lynch Variable Series Funds, Inc. as of December 31, 1999, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1999 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Developing Capital Markets Focus Fund of Merrill Lynch Variable Series Funds, Inc. as of December 31, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
February 10, 2000

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DOMESTIC MONEY MARKET FUND
DECEMBER 31, 1999--ANNUAL REPORT
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

  For the year ended December 31, 1999, the Domestic Money Market Fund's Class A Shares had a net annualized yield of 4.84%. For the six-month period ended December 31, 1999, the Fund's Class A Shares had a net annualized yield of 5.07%. The Fund's Class A Shares' 7-day yield as of December 31, 1999 was 5.50%. The average portfolio maturity was 61 days at December 31, 1999, compared to 73 days at June 30, 1999.

THE ENVIRONMENT

  The US economy finished 1999 with strong growth, low inflation, accelerating productivity, strong earnings and rising real wages. At its meeting on November 16, 1999, the Federal Reserve Board announced its move to tighten interest rates by 25 basis points (0.25%), essentially putting short-term interest rates back to where they were before the three quarter-point cuts that were made in the fall of 1998. Monetary policy was kept steady at the central bank's last meeting in 1999 on December 21 over Year 2000 concerns, but indications point to further tightening in early 2000. (The Federal Reserve Board did raise the Federal Funds rate by 0.25% on February 2, 2000.)

  US stock markets rebounded in October and advanced on a technology-driven rally in November. Significant strength in small-capitalization stocks also emerged in November, particularly in the small cap growth sector. Overall, US stock markets ended the year at new highs. In the fixed-income area, the two-year Treasury note yield hit a two-year high over concerns of the continued strength of the economy and potential future action by the Federal Reserve Board. Against the background of still higher interest rates, we positioned the Fund more conservatively. We expect to continue to concentrate new investments in the one-month and three-month areas as we wait for a clearer economic picture to develop.

  The Fund's composition at the end of December and as of our last report to shareholders is detailed below:

------------------------------------------------------
                                   12/31/99    6/30/99
------------------------------------------------------
Bank Notes.......................    13.2%       11.7%
Certificates of Deposit..........     1.5         1.6
Commercial Paper.................    35.4        40.7
Corporate Notes..................    35.8        31.0
Funding Agreements...............     4.6         3.7
Promissory Notes.................     1.7          --
Master Notes.....................      --         1.8
Repurchase Agreements............     0.2          --
US Government Agency &
  Instrumentality Obligations --
  Discount.......................      --         2.5
US Government Agency &
  Instrumentality Obligations --
  Non-Discount...................     6.5         9.4
Other Assets Less Liabilities....     1.1          --
Liabilities in Excess of Other
  Assets.........................      --        (2.4)
                                    -----       -----
Total............................   100.0%      100.0%
                                   ========    =======
------------------------------------------------------

IN CONCLUSION

  We appreciate your investment in Domestic Money Market Fund of Merrill Lynch Variable Series Funds, Inc., and we look forward to sharing our investment outlook with you in our next report to shareholders.

Sincerely,

/s/ Terry K. Glenn
Terry K. Glenn
President and Director

/s/ David Chesney
David J. Chesney
Vice President and Portfolio Manager

February 7, 2000
--------------------------------------------------------
We are pleased to announce that David J. Chesney is responsible for the day-to-day management of Domestic Money Market Fund. Mr. Chesney was Vice President and analyst of Merrill Lynch Convertible Fund, Inc. from 1997 to 1999. From 1994 to 1997, he was an analyst in the fixed-income department.
--------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DOMESTIC MONEY MARKET FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                 FACE                                                INTEREST    MATURITY
                                AMOUNT                       ISSUE                    RATE*        DATE         VALUE
-------------------------------------------------------------------------------------------------------------------------
BANK NOTES--13.2%             $ 5,000,000      American Express Centurion Bank+...    5.73 %     6/19/2000   $  4,996,687
                                5,000,000      American Express Centurion Bank+...    5.75       7/13/2000      5,000,000
                                4,750,000      First USA Bank, NA+...............     6.551      1/21/2000      4,750,925
                                1,000,000      First Union National Bank.........     5.30       3/01/2000        998,772
                                5,000,000      First Union National Bank+........     5.87       8/28/2000      5,002,016
                               10,000,000      Harris Trust & Savings+...........     5.66       4/06/2000      9,998,988
                                5,000,000      Huntington National Bank+.........     5.375      2/11/2000      4,999,539
                                9,750,000      KeyBank NA+.......................     6.478      2/21/2000      9,749,062
                                5,000,000      KeyBank NA+.......................     6.235      3/20/2000      4,997,500
                                2,000,000      LaSalle National Bank.............     5.11       4/24/2000      1,995,104
                                4,000,000      NationsBank NA+...................     5.67       3/16/2000      3,999,765
                                5,000,000      NationsBank NA+...................     5.66       4/05/2000      4,999,499
-------------------------------------------------------------------------------------------------------------------------
                                               TOTAL BANK NOTES (COST--$61,495,946)                            61,487,857
-------------------------------------------------------------------------------------------------------------------------
CERTIFICATE OF                  7,000,000      Fleet National Bank+..............     5.65       4/17/2000      6,999,045
DEPOSIT+--1.5%
-------------------------------------------------------------------------------------------------------------------------
                                               TOTAL CERTIFICATE OF DEPOSIT (COST--$6,999,045)                  6,999,045
-------------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER--35.4%         5,000,000      AT&T Corporation+.................     6.529      8/07/2000      5,000,000
                                1,000,000      Asset Securitization Cooperative
                                                 Corp. ..........................     6.00       1/18/2000        997,533
                                8,750,000      Asset Securitization Cooperative
                                                 Corp.+..........................     6.571      3/13/2000      8,750,000
                                4,750,000      Bear Stearns Companies, Inc. .....     5.88       3/22/2000      4,687,547
                               10,000,000      CXC Incorporated..................     6.00       1/18/2000      9,975,334
                                7,000,000      CXC Incorporated+.................     6.573      3/15/2000      6,999,862
                                1,834,000      Centric Capital Corp. ............     6.05       1/27/2000      1,826,860
                                2,700,000      Ciesco L.P. ......................     5.65       2/10/2000      2,683,897
                                  250,000      Ciesco L.P. ......................     5.65       2/15/2000        248,313
                                2,500,000      Corporate Receivables Corp. ......     5.80       2/23/2000      2,478,042
                                1,105,000      Edison Asset Securitization,
                                                 LLC.............................     5.88       2/10/2000      1,098,083
                                  500,000      Edison Asset Securitization,
                                                 LLC.............................     6.35       2/11/2000        496,560
                                5,000,000      Edison Asset Securitization,
                                                 LLC.............................     5.82       2/22/2000      4,956,878
                                6,000,000      Edison Asset Securitization,
                                                 LLC.............................     5.80       2/29/2000      5,945,819
                                  470,000      Edison Asset Securitization,
                                                 LLC.............................     5.95       2/29/2000        465,756
                                5,000,000      Edison Asset Securitization,
                                                 LLC.............................     5.97       2/29/2000      4,954,850
                                1,000,000      Eureka Securitization Inc. .......     7.00       1/18/2000        997,083
                                4,392,000      Eureka Securitization Inc. .......     6.07       1/26/2000      4,375,613
                                2,625,000      Finova Capital Corp. .............     5.90       1/20/2000      2,617,663
                                1,000,000      Finova Capital Corp. .............     5.85       2/22/2000        991,376
                               11,000,000      Finova Capital Corp.+.............     6.641      3/20/2000     10,999,690
                                  403,000      Grand Funding Corp. ..............     6.25       1/10/2000        402,510
                                1,500,000      Grand Funding Corp. ..............     6.25       1/13/2000      1,497,396
                                6,790,000      Grand Funding Corp. ..............     6.11       1/20/2000      6,771,021
                                7,157,000      Grand Funding Corp. ..............     6.13       1/27/2000      7,129,139
                                3,000,000      Kitty Hawk Funding Corp. .........     5.78       2/15/2000      2,978,113
                                1,000,000      Kitty Hawk Funding Corp. .........     5.80       3/20/2000        987,187
                                1,000,000      Kitty Hawk Funding Corp. .........     5.82       3/20/2000        987,187
                                  200,000      Knight-Ridder, Inc. ..............     5.88       1/19/2000        199,477
                                9,000,000      Knight-Ridder, Inc. ..............     5.90       1/19/2000      8,976,321
                                5,000,000      Knight-Ridder, Inc. ..............     6.10       2/11/2000      4,967,879
                                6,231,000      Knight-Ridder, Inc. ..............     6.02       2/18/2000      6,182,461
                                6,700,000      Lehman Brothers Holdings Inc. ....     5.90       2/16/2000      6,649,977
                               10,000,000      Lehman Brothers Holdings Inc. ....     5.90       2/17/2000      9,923,750
                                7,000,000      Lehman Brothers Holdings Inc. ....     5.95       3/21/2000      6,909,140
                                2,654,000      Park Avenue Receivables Corp......     7.00       1/10/2000      2,650,388
                                  500,000      Park Avenue Receivables Corp.+....     6.561      2/11/2000        499,989
                                7,685,000      Park Avenue Receivables Corp. ....     6.00       2/14/2000      7,630,237
                                3,906,000      Variable Funding Capital Corp. ...     6.45       1/10/2000      3,901,101
                                5,000,000      Variable Funding Capital Corp. ...     5.80       2/25/2000      4,957,306
-------------------------------------------------------------------------------------------------------------------------
                                               TOTAL COMMERCIAL PAPER (COST--$165,754,230)                    165,747,338
-------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DOMESTIC MONEY MARKET FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1999 (CONTINUED)
--------------------------------------------------------------------------------

                                 FACE                                                INTEREST    MATURITY
                                AMOUNT                       ISSUE                    RATE*        DATE         VALUE
-------------------------------------------------------------------------------------------------------------------------
CORPORATE NOTES--35.8%        $ 1,360,000      AT&T Capital Corporation..........     7.50 %    11/15/2000   $  1,366,649
                                4,000,000      Asset-Backed Securities Investment
                                                 Trust 1997-F+++.................     6.543      9/15/2000      4,000,000
                                1,400,000      Associates Corporation of North
                                                 America.........................     5.25       3/30/2000      1,396,812
                                1,150,000      Associates Corporation of North
                                                 America.........................     6.00       6/15/2000      1,148,232
                                  850,000      Associates Corporation of North
                                                 America.........................     6.375      6/15/2000        850,213
                                2,000,000      Associates Corporation of North
                                                 America.........................     6.25       9/15/2000      1,997,414
                                3,850,000      Bear Stearns Companies, Inc.+ ....     6.561      1/20/2000      3,850,020
                                4,000,000      Bear Stearns Companies, Inc.+ ....     6.571      3/24/2000      3,999,765
                                9,000,000      The CIT Group Holdings, Inc. .....     6.70       5/02/2000      9,019,053
                                2,000,000      The CIT Group Holdings, Inc.+ ....     5.655      5/30/2000      1,999,564
                                2,750,000      The CIT Group Holdings, Inc.+ ....     5.80       9/15/2000      2,748,123
                                1,020,000      The CIT Group Holdings, Inc. .....     6.875      1/16/2001      1,018,815
                                5,500,000      Caterpillar Inc.+ ................     6.228      1/20/2000      5,500,491
                                4,750,000      Countrywide Home Loans, Inc.+ ....     6.225      2/09/2000      4,749,991
                                2,000,000      E.I. du Pont de Nemours and
                                                 Company.........................     5.079      4/03/2000      1,995,276
                                4,500,000      Finova Capital Corp. .............     8.13       4/26/2000      4,523,494
                                2,000,000      Finova Capital Corp. .............     6.45       6/01/2000      1,998,254
                                1,500,000      Finova Capital Corp. .............     8.55       6/15/2000      1,512,919
                                6,850,000      Ford Motor Credit Company.........     8.375      1/15/2000      6,854,311
                                3,500,000      Ford Motor Credit Company.........     7.60       3/29/2000      3,514,462
                                3,500,000      Ford Motor Credit Company.........     6.375      4/15/2000      3,501,452
                                1,000,000      Ford Motor Credit Company+........     5.70       5/05/2000      1,000,000
                                1,000,000      Ford Motor Credit Company.........     6.65       8/01/2000      1,002,333
                                3,000,000      Ford Motor Credit Company+........     5.499     10/02/2000      3,000,294
                                2,250,000      Ford Motor Credit Company.........     6.375     10/06/2000      2,246,020
                                  500,000      Ford Motor Credit Company.........     6.25      11/08/2000        498,313
                                  750,000      General Electric Capital
                                                 Corp.+ .........................     6.111      5/03/2000        750,157
                                  900,000      General Electric Capital
                                                 Corp.+ .........................     5.39       5/12/2000        900,071
                                1,000,000      General Motors Acceptance
                                                 Corp. ..........................     5.75       1/05/2000      1,000,021
                                2,000,000      General Motors Acceptance
                                                 Corp.+ .........................     6.141      2/03/2000      1,999,972
                                2,000,000      General Motors Acceptance
                                                 Corp. ..........................     8.125      2/23/2000      2,005,432
                                3,000,000      General Motors Acceptance
                                                 Corp. ..........................     7.00       3/01/2000      3,003,300
                                1,000,000      General Motors Acceptance
                                                 Corp. ..........................     7.625      3/17/2000      1,003,595
                                  750,000      General Motors Acceptance
                                                 Corp. ..........................     9.375      4/01/2000        755,470
                                1,000,000      General Motors Acceptance
                                                 Corp. ..........................     6.65       5/24/2000      1,002,643
                                1,460,000      General Motors Acceptance
                                                 Corp. ..........................     6.875      6/07/2000      1,465,266
                                2,000,000      General Motors Acceptance
                                                 Corp. ..........................     6.875      7/17/2000      2,007,542
                                3,850,000      General Motors Acceptance
                                                 Corp.+ .........................     6.158      7/20/2000      3,848,221
                                2,000,000      General Motors Acceptance
                                                 Corp.+ .........................     6.10       9/01/2000      1,999,406
                                1,400,000      General Motors Acceptance
                                                 Corp.+ .........................     6.26      12/01/2000      1,400,864
                                  900,000      General Motors Acceptance
                                                 Corp.+ .........................     6.136      2/27/2001        899,253
                                5,000,000      Goldman Sachs Group, Inc.+........     6.281      6/27/2000      5,003,850
                                2,000,000      Goldman Sachs Group, Inc. ........     6.00       8/07/2000      1,993,824
                                5,750,000      Goldman Sachs Group, Inc. ........     6.55      12/22/2000      5,750,000
                                  700,000      Goldman Sachs Group, Inc.+ .......     5.39       1/12/2001        700,000
                                7,500,000      Household Finance Corp.+ .........     6.095      5/15/2000      7,499,393
                                7,000,000      Household Finance Corp. ..........     6.75       6/01/2000      7,008,211
                                2,000,000      Household Finance Corp. ..........     6.96       6/07/2000      2,005,566
                                1,225,000      Household Finance Corp. ..........     7.15       6/15/2000      1,229,435
                                1,500,000      Household Finance Corp. ..........     5.678      7/07/2000      1,493,084
                                1,900,000      IBM Credit Corp.+ ................     5.79       3/20/2000      1,898,649
                                5,000,000      Morgan Stanley, Dean Witter
                                                 & Co.+ .........................     6.201      1/22/2001      5,000,000
                                5,800,000      New Court Credit Group Inc.+ .....     6.83      12/01/2000      5,836,640
                                3,500,000      Norwest Corporation...............     7.125      4/01/2000      3,510,182
                                5,000,000      Norwest Financial Inc.+ ..........     6.499      9/07/2000      4,998,000
                                  800,000      PepsiCo, Inc. ....................     5.875      6/01/2000        799,236

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DOMESTIC MONEY MARKET FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1999 (CONCLUDED)
--------------------------------------------------------------------------------

                                 FACE                                                INTEREST    MATURITY
                                AMOUNT                       ISSUE                    RATE*        DATE         VALUE
-------------------------------------------------------------------------------------------------------------------------
CORPORATE NOTES               $ 2,000,000      SMM Trust+........................     6.255%     9/25/2000   $  2,000,000
(CONCLUDED)
                                1,500,000      Salomon, Smith Barney
                                               Holdings, Inc. ...................     6.625     11/30/2000      1,499,537
                                3,000,000      Wells Fargo & Co. ................     5.31       3/31/2000      2,996,451
                                2,000,000      Wells Fargo & Co. ................     5.225      4/10/2000      1,996,774
                                2,500,000      Xerox Corp. ......................     5.70       7/26/2000      2,488,363
                                2,500,000      Xerox Credit Corp.+ ..............     5.62       4/06/2000      2,499,497
-------------------------------------------------------------------------------------------------------------------------
                                               TOTAL CORPORATE NOTES (COST--$167,675,596)                     167,540,175
-------------------------------------------------------------------------------------------------------------------------
FUNDING AGREEMENTS--4.6%        5,000,000      Allstate Life Insurance Co.+......     5.602      7/03/2000      5,000,000
                                5,000,000      Allstate Life Insurance Co.+......     6.576     11/01/2000      5,000,000
                                5,000,000      Jackson National Life Insurance
                                                 Co.+............................     6.496      5/01/2000      5,000,000
                                5,000,000      Metropolitan Life Insurance
                                                 Company+........................     6.526      5/01/2000      5,000,000
                                1,500,000      Security Life of Denver Insurance
                                                 Co.+............................     6.57       3/23/2000      1,500,000
-------------------------------------------------------------------------------------------------------------------------
                                               TOTAL FUNDING AGREEMENTS (COST--$21,500,000)                    21,500,000
-------------------------------------------------------------------------------------------------------------------------
PROMISSORY NOTES--1.7%          8,000,000      Goldman Sachs Group, L.P.+ .......     6.546      7/07/2000      8,000,000
-------------------------------------------------------------------------------------------------------------------------
                                               TOTAL PROMISSORY NOTES (COST--$8,000,000)                        8,000,000
-------------------------------------------------------------------------------------------------------------------------
US GOVERNMENT AGENCY &          3,000,000      Federal Home Loan Bank............     4.95       2/22/2000      2,995,390
INSTRUMENTALITY                 1,300,000      Federal Home Loan Mortgage
OBLIGATIONS--                                    Corporation.....................     5.18      11/24/2000      1,286,457
NON-DISCOUNT--6.5%
                                2,000,000      Federal Home Loan Mortgage
                                                 Corporation.....................     5.25       1/19/2001      1,976,106
                                2,000,000      Federal National Mortgage
                                                 Association+....................     5.993      7/21/2000      1,999,454
                                1,000,000      Federal National Mortgage
                                                 Association.....................     5.07      12/14/2000        988,030
                                1,425,000      Federal National Mortgage
                                                 Association.....................     5.21       1/26/2001      1,407,672
                                4,000,000      Student Loan Marketing
                                                 Association+....................     5.908      2/04/2000      3,999,916
                               10,750,000      Student Loan Marketing
                                                 Association+....................     6.216      9/29/2000     10,748,504
                                  600,000      US Treasury Notes.................     4.50       9/30/2000        593,437
                                  600,000      US Treasury Notes.................     4.625     11/30/2000        592,500
                                2,000,000      US Treasury Notes.................     4.625     12/31/2000      1,971,250
                                1,900,000      US Treasury Notes.................     4.50       1/31/2001      1,868,530
-------------------------------------------------------------------------------------------------------------------------
                                               TOTAL US GOVERNMENT AGENCY & INSTRUMENTALITY
                                               OBLIGATIONS--NON-DISCOUNT (COST--$30,574,670)                   30,427,246
-------------------------------------------------------------------------------------------------------------------------
REPURCHASE                        860,000      Nomura Securities International,
AGREEMENTS**--0.2%                               Inc., purchased on 12/31/1999 to
                                                 yield 5% to 1/03/2000...........                                 860,000
-------------------------------------------------------------------------------------------------------------------------
                                               TOTAL REPURCHASE AGREEMENTS (COST--$860,000)                       860,000
-------------------------------------------------------------------------------------------------------------------------
                                               TOTAL INVESTMENTS
                                               (COST--$462,859,487)--98.9%.......                             462,561,661
                                               OTHER ASSETS LESS
                                                 LIABILITIES--1.1%...............                               5,219,412
                                                                                                             ------------
                                               NET ASSETS--100.0%................                            $467,781,073
                                                                                                             ============
-------------------------------------------------------------------------------------------------------------------------

* Commercial Paper and certain US Government & Agency Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Fund. Other securities bear interest at the rates shown, payable at fixed dates or upon maturity. The interest rates on variable rate securities are adjusted periodically based upon appropriate indexes; the interest rates shown are the rates in effect at December 31, 1999.

** Repurchase Agreements are fully collateralized by US Government & Agency Obligations.

+ Variable Rate Notes.

++ Subject to principal paydowns.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DOMESTIC MONEY MARKET FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 1999
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (identified cost--$462,859,487*)......              $462,561,661
Cash........................................................                    48,840
Receivables:
  Interest..................................................  $3,218,812
  Capital shares sold.......................................   2,247,383     5,466,195
                                                              ----------
Prepaid expenses............................................                    34,613
                                                                          ------------
Total assets................................................               468,111,309
                                                                          ------------
--------------------------------------------------------------------------------------
LIABILITIES:
Payables:
  Investment adviser........................................     219,975
  Capital shares redeemed...................................      38,071
  Dividends to shareholders.................................       1,018       259,064
                                                              ----------
Accrued expenses and other liabilities......................                    71,172
                                                                          ------------
Total liabilities...........................................                   330,236
                                                                          ------------
--------------------------------------------------------------------------------------
NET ASSETS..................................................              $467,781,073
                                                                          ============
--------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class A Shares of Common Stock, $.10 par value,
  1,300,000,000 shares authorized+..........................              $ 46,807,890
Paid-in capital in excess of par............................               421,271,009
Unrealized depreciation on investments--net.................                  (297,826)
                                                                          ------------
NET ASSETS..................................................              $467,781,073
                                                                          ============
--------------------------------------------------------------------------------------
NET ASSET VALUE:
Class A--Based on net assets of $467,781,073 and 468,078,899
  shares outstanding........................................              $       1.00
                                                                          ============
--------------------------------------------------------------------------------------

* As of December 31, 1999, net unrealized depreciation for Federal income tax purposes amounted to $297,872, of which $12,723 related to appreciated securities and $310,595 related to depreciated securities. The aggregate cost at December 31, 1999 for Federal income tax purposes was $462,859,533.

+ The Fund is also authorized to issue 1,300,000,000 Class B Shares.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DOMESTIC MONEY MARKET FUND
STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 1999
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest and discount earned................................               $23,534,441
--------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees....................................  $2,215,648
Accounting services.........................................      92,468
Professional fees...........................................      45,257
Printing and shareholder reports............................      31,534
Custodian fees..............................................      31,050
Directors' fees and expenses................................       9,301
Registration fees...........................................       6,252
Transfer agent fees.........................................       5,010
Pricing services............................................         315
Other.......................................................       3,487
                                                              ----------
Total expenses..............................................                 2,440,322
                                                                           -----------
Investment income--net......................................                21,094,119
                                                                           -----------
--------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS--NET:
Realized gain on investments--net...........................                    17,656
Change in unrealized depreciation on investments--net.......                  (287,952)
                                                                           -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........               $20,823,823
                                                                           ===========
--------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DOMESTIC MONEY MARKET FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                   FOR THE YEAR ENDED
                                                                      DECEMBER 31,
                                                              -----------------------------
INCREASE (DECREASE) IN NET ASSETS:                                1999            1998
-------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................  $ 21,094,119    $  17,729,772
Realized gain on investments--net...........................        17,656           47,278
Change in unrealized appreciation/depreciation on
  investments--net..........................................      (287,952)         (19,258)
                                                              -------------   -------------
Net increase in net assets resulting from operations........    20,823,823       17,757,792
                                                              -------------   -------------
-------------------------------------------------------------------------------------------
DIVIDENDS & DISTRIBUTIONS TO SHAREHOLDERS:
Investment income--net: Class A.............................   (21,094,119)     (17,729,772)
Realized gain on investments--net: Class A..................       (17,656)         (47,278)
                                                              -------------   -------------
Net decrease in net assets resulting from dividends and
  distributions to shareholders.............................   (21,111,775)     (17,777,050)
                                                              -------------   -------------
-------------------------------------------------------------------------------------------
CLASS A CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares............................   279,226,568      289,645,200
Net asset value of shares issued to shareholders in
  reinvestment of dividends and distributions...............    21,108,016       17,785,712
                                                              -------------   -------------
                                                               300,334,584      307,430,912
Cost of shares redeemed.....................................  (240,782,799)    (216,946,151)
                                                              -------------   -------------
Net increase in net assets derived from Class A capital
  share transactions........................................    59,551,785       90,484,761
                                                              -------------   -------------
-------------------------------------------------------------------------------------------
NET ASSETS:
Total increase in net assets................................    59,263,833       90,465,503
Beginning of year...........................................   408,517,240      318,051,737
                                                              -------------   -------------
End of year.................................................  $467,781,073    $ 408,517,240
                                                              =============   =============
-------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DOMESTIC MONEY MARKET FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

THE FOLLOWING PER SHARE DATA AND RATIOS HAVE
BEEN DERIVED FROM INFORMATION PROVIDED IN THE                                      CLASS A
FINANCIAL STATEMENTS.                                      --------------------------------------------------------
                                                                       FOR THE YEAR ENDED DECEMBER 31,
                                                           --------------------------------------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:                      1999        1998        1997        1996        1995
-------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year.......................  $   1.00    $   1.00    $   1.00    $   1.00    $   1.00
                                                           --------    --------    --------    --------    --------
Investment income--net...................................     .0473       .0506       .0511       .0504       .0547
Realized and unrealized gain (loss) on
  investments--net.......................................    (.0006)         --+      .0001      (.0005)      .0012
                                                           --------    --------    --------    --------    --------
Total from investment operations.........................     .0467       .0506       .0512       .0499       .0559
                                                           --------    --------    --------    --------    --------
Less dividends and distributions:
  Investment income--net.................................    (.0473)     (.0508)     (.0511)     (.0504)     (.0547)
  Realized gain on investments--net......................        --+         --+         --+     (.0001)     (.0002)
                                                           --------    --------    --------    --------    --------
Total dividends and distributions........................    (.0473)     (.0508)     (.0511)     (.0505)     (.0549)
                                                           --------    --------    --------    --------    --------
Net asset value, end of year.............................  $   1.00    $   1.00    $   1.00    $   1.00    $   1.00
                                                           ========    ========    ========    ========    ========
-------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:*
Based on net asset value per share.......................     4.84%       5.20%       5.24%       5.13%       5.64%
                                                           ========    ========    ========    ========    ========
-------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses.................................................      .55%        .56%        .54%        .54%        .55%
                                                           ========    ========    ========    ========    ========
Investment income--net, and realized gain on
  investments--net.......................................     4.76%       5.03%       5.12%       4.97%       5.50%
                                                           ========    ========    ========    ========    ========
-------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of year (in thousands)...................  $467,781    $408,517    $318,052    $274,756    $303,912
                                                           ========    ========    ========    ========    ========
-------------------------------------------------------------------------------------------------------------------

* Total investment returns exclude insurance-related fees and expenses. + Amount is less than $.0001 per share.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DOMESTIC MONEY MARKET FUND
NOTES TO FINANCIALS STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 18 separate funds. Each fund offers two classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Class A and Class B Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class and Class B Shares bear certain expenses related to the distribution of such shares. Domestic Money Market Fund (the "Fund") is classified as "diversified," as defined in the Investment Company Act of 1940. The Fund's financial statements are prepared in accordance with generally accepted accounting principles, which may require the use of management accruals and estimates. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Portfolio securities with remaining maturities of greater than sixty days, for which market quotations are readily available, are valued at market value. As securities transition from sixty-one to sixty days to maturity, the difference between the valuation existing on the sixty-first day before maturity and maturity value is amortized on a straight-line basis to maturity. Securities maturing sixty days or less from their date of acquisition are valued at amortized cost, which approximates market value. For the purposes of valuation, the maturity of a variable rate security is deemed to be the next coupon date on which the interest rate is to be adjusted. Other investments for which market quotations are not readily available are valued at their fair value as determined in good faith by or under the direction of the Company's Board of Directors.

  (b) Repurchase agreements--The Fund invests in US Government securities pursuant to repurchase agreements. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks to market such securities and, if necessary, receives additional securities daily to ensure that the contract is fully collateralized. If the counterparty defaults and the fair value of the collateral declines, liquidation of the collateral by the Fund may be delayed or limited.

  (c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

  (d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

  (e) Dividends and distributions to shareholders--The Fund declares dividends daily and reinvests monthly such dividends (net of non-resident alien tax and back-up withholding tax withheld) in additional Fund shares at net asset value. Dividends and distributions are declared from the total of net investment income and net realized gain or loss on investments.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner.

  MLAM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at the annual rate of .50% of the average daily value of the Fund's net assets.

  MLAM and Merrill Lynch Life Agency, Inc. ("MLLA") have entered into an agreement which limits the operating expenses paid by the Fund, exclusive of any distribution fees imposed on Class B Shares, to 1.25% of its average daily net assets. Any such expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by MLAM which, in turn, will be reimbursed by MLLA.

--------------------------------------------------------------------------------

  Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  Merrill Lynch Funds Distributor, a division of Princeton Funds Distributor, Inc. ("PFD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc., is the Fund's distributor.

  Accounting services are provided to the Fund by MLAM at cost.

  Certain officers and/or directors of the Fund are officers and/or directors of MLAM, PSI, FDS, PFD, and/or ML & Co.

3. CAPITAL SHARE TRANSACTIONS:

The number of shares sold, reinvested and redeemed during the years corresponds to the amounts included in the Statements of Changes in Net Assets with respect to net proceeds from sale of shares, value of shares reinvested and cost of shares redeemed, respectively, since shares are recorded at $1.00 per share.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DOMESTIC MONEY MARKET FUND INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------
THE BOARD OF DIRECTORS AND SHAREHOLDERS,
DOMESTIC MONEY MARKET FUND OF
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Domestic Money Market Fund of Merrill Lynch Variable Series Funds, Inc. as of December 31, 1999, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1999 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Domestic Money Market Fund of Merrill Lynch Variable Series Funds, Inc. as of December 31, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
February 10, 2000

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL BOND FOCUS FUND
DECEMBER 31, 1999--ANNUAL REPORT
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

FISCAL YEAR IN REVIEW

  During the fiscal year ended December 31, 1999, the total return for Global Bond Focus Fund's Class A Shares was -8.18%, as compared to -5.08% for the unmanaged benchmark J.P. Morgan Global Government Bond Index for the same period.

  During the 12-month period ended December 31, 1999, much of our strategy centered around adjusting the Fund's duration in response to interest rate volatility. We shortened our duration in the dollar bloc countries relative to the Fund's benchmark. We also reduced our exposure to European Monetary Union ("EMU") countries and increased investments in non-EMU countries (the United Kingdom, Greece, Norway, Denmark and Sweden). At the same time, we reduced the duration of our EMU investments and extended duration of our non-EMU investments. We expected interest rates in non-EMU countries to come down to meet the lower interest rate structure in EMU countries. However, late in the fiscal year interest rates began to rise in non-EMU countries as well, which negatively impacted Fund performance. Although our short duration in dollar-bloc countries helped performance, it was not enough to offset the negative effect of our European investments.

  In Japan, our underweight position in the yen also hindered Fund performance. We believed that we were still in a bullish trend for the US dollar relative to the yen and that this was a correction in the cycle that would soon end. We also kept a short duration in Japan, anticipating that there would be a rise in Japanese interest rates as the economy reflated. In fact, the yen got much stronger and interest rates in Japan declined.

INVESTMENT ENVIRONMENT

  During the fiscal year ended December 31, 1999, there were three major predominant forces at work in the global bond markets. The first was the Federal Reserve Board's attempt to preemptively contain inflationary pressures before they materialized. At the end of June, August and November, the Federal Reserve Board raised interest rates 25 basis points (0.25%) to ensure a low level of inflation, which in turn prompted the central banks of several countries to raise their official interest rates in November. In addition to the United States, Canada, Australia, New Zealand, Germany, United Kingdom, Denmark and Sweden raised interest rates between 25 basis points and 50 basis points.

  The second factor influencing market activity was the rebound in the Japanese economy and the resulting rise in the Japanese yen. Gross domestic product (GDP) growth was surprisingly strong in the first quarter and positive in the second quarter when a decline was expected. With this economic rebound there came a robust stock market.

  The third important market influence was the pervasive weakness of the euro throughout the period. The euro's weakness was attributed to a poor, but slowly rising economy. Relative to the United States and Japan, the EMU's economy was not moving along and inflationary pressures were beginning to emerge. In addition, eurobond sales by the Japanese, who had been large holders of eurobonds, hurt the euro even further during the period. As a result, the euro relative to the yen went from E123.625 on July 1, 1999 to E102.65 on December 30, 1999, a decline of 16.97%. Relative to the US dollar, the euro declined approximately 3% during the period.

INVESTMENT OUTLOOK

  Federal Reserve Board Chairman Alan Greenspan continues to voice the central bank's desire to prevent any potential rise in inflation. Even though at present there are no significant signs of inflation, we believe the Federal Reserve Board will strive to temper economic growth through a gradual rise in interest rates. If the US central bank can orchestrate a soft landing and get economic growth lower, it may preclude significant future monetary policy tightenings in 2000. At the same time, growth is also present in Japan and the country currently appears to be rebounding out of its deep recession. However, despite intervention by the Bank of Japan, continued strengthening of the yen could have an adverse effect on the economic rebound.

--------------------------------------------------------------------------------

IN CONCLUSION

  We thank you for your investment in Global Bond Focus Fund, and we look forward to sharing our investment outlook and strategies with you in our next report to shareholders.

Sincerely,

/s/ Terry K. Glenn

Terry K. Glenn
President and Director

/s/ Harry Escobar
Harry Escobar
Senior Vice President and Portfolio Manager

February 7, 2000

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL BOND FOCUS FUND
TOTAL RETURN BASED ON A $10,000 INVESTMENT--CLASS A SHARES
--------------------------------------------------------------------------------

A line graph depicting the growth of an investment in the Fund's Class A Shares compared to growth of an investment in the JP Morgan Global Government Bond Index and the Merrill Lynch US Treasury/Agency 1-10 Year Index. Beginning and ending values are:

                                                  7/01/93**        12/99
Global Bond Focus Fund+--Class A
Shares*                                           $10,000         $13,480
JP Morgan Global Government
Bond Index++                                      $10,000         $14,625
Merrill Lynch US Treasury/Agency
1-10 Years Index+++                               $10,000         $14,101

*Assuming transaction costs and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses.
**Commencement of operations.
+Global Bond Focus Fund invests in US and foreign government and corporate bonds denominated in various currencies.
++This unmanaged Index is comprised of government bonds in the 13 largest bond markets, including the United States.
+++This unmanaged Index is comprised of intermediate-term US Government bonds maturing in one year--ten years.
Past performance is not predictive of future performance.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL BOND FOCUS FUND
AVERAGE ANNUAL TOTAL RETURN--CLASS A SHARES
--------------------------------------------------------------------------------
PERIOD COVERED                                                          % RETURN
--------------------------------------------------------------------------------
Year Ended 12/31/99                                                       -8.18%
--------------------------------------------------------------------------------
Five Years Ended 12/31/99                                                  +5.85
--------------------------------------------------------------------------------
Inception (7/01/93) through 12/31/99                                       +4.70
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL BOND FOCUS FUND
RECENT PERFORMANCE RESULTS*
--------------------------------------------------------------------------------

                                                                6 MONTH         12 MONTH
                                                              TOTAL RETURN    TOTAL RETURN
------------------------------------------------------------------------------------------
Class A Shares                                                   -1.04%          -8.18%

--------------------------------------------------------------------------------

* Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Insurance-related fees and expenses are not reflected in these returns.

Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL BOND FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1999                  (IN US DOLLARS)
--------------------------------------------------------------------------------

     NORTH                                 FACE                                                               PERCENT OF
    AMERICA           INDUSTRY            AMOUNT                FIXED-INCOME INVESTMENTS           VALUE      NET ASSETS
------------------------------------------------------------------------------------------------------------------------
CANADA           FOREIGN GOVERNMENT  NZ$     4,200,000     Canada Government Bond, 6.625% due
                 OBLIGATIONS                                 10/03/2007.......................  $ 2,036,349       4.4%
                 ------------------------------------------------------------------------------------------------------
                 SUPRANATIONAL       C$      2,030,000     Inter-American Development Bank,
                                                             7.25% due 11/03/2003.............    1,438,720       3.1
                 ------------------------------------------------------------------------------------------------------
                                                           TOTAL FIXED-INCOME INVESTMENTS IN
                                                           CANADA                                 3,475,069       7.5
------------------------------------------------------------------------------------------------------------------------
UNITED STATES    FINANCIAL SERVICES  DM      2,425,000     Ford Motor Credit Co., 5.25% due
                                                             6/16/2008........................    1,187,452       2.6
                 ------------------------------------------------------------------------------------------------------
                 GAMING                                    Jazz Casino Co. LLC:
                                     US$       228,937     5.987% due 11/15/2009++............      136,218       0.3
                                                21,000     Contigent Notes due
                                                             11/15/2009+++....................            0       0.0
                                                                                                -----------     -----
                                                                                                    136,218       0.3
                 ------------------------------------------------------------------------------------------------------
                 US GOVERNMENT &             1,200,000     Federal National Mortgage
                 AGENCY OBLIGATIONS                          Association, 6.625% due
                                                             9/15/2009........................    1,165,500       2.5
                                                           US Treasury Bonds:
                                             1,475,000     5.25% due 11/15/2028...............    1,215,031       2.6
                                             1,990,000     6.125% due 8/15/2029...............    1,897,027       4.1
                                                                                                -----------     -----
                                                                                                  4,277,558       9.2
                 ------------------------------------------------------------------------------------------------------
                                                           TOTAL FIXED-INCOME INVESTMENTS IN
                                                           THE UNITED STATES                      5,601,228      12.1
------------------------------------------------------------------------------------------------------------------------
                                          SHARES
                                           HELD                       COMMON STOCKS
------------------------------------------------------------------------------------------------------------------------
UNITED STATES    GAMING                          6,089     +JCC Holding Company (Class A).....       17,125       0.0
                 ------------------------------------------------------------------------------------------------------
                                                           TOTAL COMMON STOCKS IN THE UNITED
                                                           STATES                                    17,125       0.0
------------------------------------------------------------------------------------------------------------------------
                                                           TOTAL INVESTMENTS IN NORTH AMERICA
                                                           (COST--$9,955,962)                     9,093,422      19.6
------------------------------------------------------------------------------------------------------------------------
    PACIFIC                                FACE
     BASIN                                AMOUNT                FIXED-INCOME INVESTMENTS
------------------------------------------------------------------------------------------------------------------------
AUSTRALIA        FOREIGN GOVERNMENT  A$        500,000     Australian Government Bond, 5.75%
                 OBLIGATIONS                                 due 6/15/2011....................      294,394       0.6
                 ------------------------------------------------------------------------------------------------------
                                                           TOTAL FIXED-INCOME INVESTMENTS IN
                                                           AUSTRALIA                                294,394       0.6
------------------------------------------------------------------------------------------------------------------------
JAPAN            FOREIGN GOVERNMENT                        Japan Government Bond:
                 OBLIGATIONS         Y     323,000,000     #145, 5.50% due 3/20/2002..........    3,519,796       7.6
                                           404,000,000     #161, 4.70% due 9/22/2003..........    4,534,707       9.8
                                                                                                -----------     -----
                                                                                                  8,054,503      17.4
                 ------------------------------------------------------------------------------------------------------
                 SUPRANATIONAL              65,000,000     Asian Development Bank, 5.625% due
                                                             2/18/2002........................      707,106       1.5
                                            20,000,000     International Bank for
                                                             Reconstruction & Development,
                                                             4.50% due 6/20/2000..............      199,431       0.4
                                                                                                -----------     -----
                                                                                                    906,537       1.9
                 ------------------------------------------------------------------------------------------------------
                                                           TOTAL FIXED-INCOME INVESTMENTS IN
                                                           JAPAN                                  8,961,040      19.3
------------------------------------------------------------------------------------------------------------------------
                                                           TOTAL INVESTMENTS IN THE PACIFIC
                                                           BASIN (COST--$9,127,115)               9,255,434      19.9
------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL BOND FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1999 (CONTINUED)      (IN US DOLLARS)
--------------------------------------------------------------------------------

    WESTERN                                FACE                                                               PERCENT OF
     EUROPE           INDUSTRY            AMOUNT                FIXED-INCOME INVESTMENTS           VALUE      NET ASSETS
------------------------------------------------------------------------------------------------------------------------
FINLAND          FOREIGN             E       1,177,315     Finnish Government Bond, 7.25% due
                 GOVERNMENT                                  4/18/2006........................  $ 1,310,656       2.8%
                 OBLIGATIONS         Y     246,000,000     Republic of Finland, 6% due
                                                             1/29/2002........................    2,687,093       5.8
                 ------------------------------------------------------------------------------------------------------
                                                           TOTAL FIXED-INCOME INVESTMENTS IN
                                                           FINLAND                                3,997,749       8.6
------------------------------------------------------------------------------------------------------------------------
FRANCE           TELECOMMUNI-        E       1,295,816     France Telecom, 5.75% due
                 CATIONS                                     4/25/2007........................    1,321,642       2.8
                 ------------------------------------------------------------------------------------------------------
                 TRANSPORTATION--            1,750,000     Societe Nationale des Chemins de
                 ROAD & RAIL                                 Fer, 4.625% due 10/25/2009.......    1,612,459       3.5
                 ------------------------------------------------------------------------------------------------------
                                                           TOTAL FIXED-INCOME INVESTMENTS IN
                                                           FRANCE                                 2,934,101       6.3
------------------------------------------------------------------------------------------------------------------------
GERMANY          FOREIGN                                   Bundesrepublic Deutschland:
                 GOVERNMENT                  2,040,000     4.125% due 7/04/2008...............    1,887,012       4.1
                 OBLIGATIONS                 1,300,000     4.75% due 7/04/2028................    1,090,829       2.3
                                               765,000     Bundesschatzanweisungen, 4% due
                                                             3/17/2000........................      771,545       1.7
                 ------------------------------------------------------------------------------------------------------
                                                           TOTAL FIXED-INCOME INVESTMENTS IN
                                                           GERMANY                                3,749,386       8.1
------------------------------------------------------------------------------------------------------------------------
GREECE           FOREIGN             GRD   592,000,000     Hellenic Republic, 8.60% due
                 GOVERNMENT                                  3/26/2008........................    2,045,671       4.4
                 OBLIGATIONS
                 ------------------------------------------------------------------------------------------------------
                                                           TOTAL FIXED-INCOME INVESTMENTS IN
                                                           GREECE                                 2,045,671       4.4
------------------------------------------------------------------------------------------------------------------------
ITALY            FOREIGN             E       1,641,977     Buoni Poliennali Del Tesoro, 10%
                 GOVERNMENT                                  due 8/01/2003....................    1,928,859       4.2
                 OBLIGATIONS
                 ------------------------------------------------------------------------------------------------------
                                                           TOTAL FIXED-INCOME INVESTMENTS IN
                                                           ITALY                                  1,928,859       4.2
------------------------------------------------------------------------------------------------------------------------
NETHERLANDS      FOREIGN                     1,230,000     Netherlands Government Bond, 5.25%
                 GOVERNMENT                                  due 7/15/2008....................    1,220,142       2.6
                 OBLIGATIONS
                 ------------------------------------------------------------------------------------------------------
                                                           TOTAL FIXED-INCOME INVESTMENTS IN
                                                           THE NETHERLANDS                        1,220,142       2.6
------------------------------------------------------------------------------------------------------------------------
SPAIN            FOREIGN                     1,000,000     Bonos y Obligation Del Estado,
                 GOVERNMENT                                  5.25% due 1/31/2003..............    1,021,694       2.2
                 OBLIGATIONS
                 ------------------------------------------------------------------------------------------------------
                                                           TOTAL FIXED-INCOME INVESTMENTS IN
                                                           SPAIN                                  1,021,694       2.2
------------------------------------------------------------------------------------------------------------------------
UNITED           FOREIGN                                   United Kingdom Gilt:
KINGDOM          GOVERNMENT          L         400,000     7% due 11/06/2001..................      652,116       1.4
                 OBLIGATIONS                 1,000,000     6.75% due 11/26/2004...............    1,659,051       3.6
                                             1,250,000     7.50% due 12/07/2006...............    2,192,001       4.7
                                                                                                -----------     -----
                                                                                                  4,503,168       9.7
                 ------------------------------------------------------------------------------------------------------
                 INDUSTRIAL                    320,000     BOC Group PLC, 7.25% due
                                                             6/07/2002........................      515,583       1.1
                 ------------------------------------------------------------------------------------------------------
                                                           TOTAL FIXED-INCOME INVESTMENTS IN
                                                           THE UNITED KINGDOM                     5,018,751      10.8
------------------------------------------------------------------------------------------------------------------------
                                                           TOTAL INVESTMENTS IN WESTERN EUROPE
                                                           (COST--$23,080,796)                   21,916,353      47.2
------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL BOND FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1999 (CONCLUDED)
--------------------------------------------------------------------------------

   SHORT-TERM                              FACE                                                               PERCENT OF
   SECURITIES                             AMOUNT                          ISSUE                    VALUE      NET ASSETS
------------------------------------------------------------------------------------------------------------------------
                 COMMERCIAL          US$     1,613,000     General Motors Acceptance Corp., 5%
                 PAPER++++                                   due 1/03/2000....................  $ 1,612,552       3.5%
                 ------------------------------------------------------------------------------------------------------
                 COMMERCIAL          E       1,835,000     General Electric Capital Corp,
                 PAPER--FOREIGN++++                          3.41% due 3/29/2000..............    1,833,108       4.0
                 ------------------------------------------------------------------------------------------------------
                 FOREIGN GOVERNMENT  C$      1,800,000     Ontario Treasury Bill, 4.80% due
                 OBLIGATIONS++++                             1/17/2000........................    1,238,145       2.7
                 ------------------------------------------------------------------------------------------------------
                 US GOVERNMENT       US$       162,000     US Treasury Bills, 4.66% due
                 OBLIGATIONS++++                             1/20/2000........................      161,621       0.3
                 ------------------------------------------------------------------------------------------------------
                                                           TOTAL INVESTMENTS IN SHORT-TERM
                                                           SECURITIES (COST--$4,872,218)          4,845,426      10.5
------------------------------------------------------------------------------------------------------------------------
                                       NOMINAL VALUE
OPTIONS                                 COVERED BY
PURCHASED                                 OPTIONS
------------------------------------------------------------------------------------------------------------------------
                 CURRENCY PUT                4,300,000     Japanese Yen, expiring January 2000
                 OPTIONS PURCHASED                           at Y 105.........................        8,643       0.0
                 ------------------------------------------------------------------------------------------------------
                                                           TOTAL OPTIONS PURCHASED
                                                             (COST--$33,024)                          8,643       0.0
------------------------------------------------------------------------------------------------------------------------
                                                           TOTAL INVESTMENTS
                                                           (COST--$47,069,115)................   45,119,278      97.2
                                                           UNREALIZED DEPRECIATION ON FORWARD
                                                             FOREIGN EXCHANGE
                                                             CONTRACTS--NET+++++..............     (232,241)     (0.5)
                                                           OTHER ASSETS LESS LIABILITIES......    1,511,551       3.3
                                                                                                -----------     -----
                                                           NET ASSETS.........................  $46,398,588     100.0%
                                                                                                ===========     =====
------------------------------------------------------------------------------------------------------------------------

+ Non-income producing security.
++ Represents a pay-in-kind security which may pay interest/dividends in additional face amount/shares.
+++ Represents an obligation by Jazz Casino Co. LLC to pay a semi-annual amount to the Fund through 11/15/2009. The payments are based upon varying interest rates and the amounts, which may be paid-in-kind, are contingent upon the earnings before income taxes, depreciation and amortization of Jazz Casino Co. LLC on a fiscal year basis.
++++ Commercial Paper, Commercial Paper--Foreign and certain Foreign and US Government Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Fund.
+++++ Forward foreign exchange contracts as of December 31, 1999 were as follows:
--------------------------------------------------------------------------------

                                                                                                           UNREALIZED
                    FOREIGN CURRENCY SOLD                      EXPIRATION DATE                            DEPRECIATION
----------------------------------------------------------------------------------------------------------------------
A$   473,495                                                    January 2000                               $  (8,073)
C$   903,732                                                    January 2000                                 (14,258)
L    1,023,446                                                  January 2000                                  (5,066)
NZ$  2,363,498                                                 February 2000                                 (54,290)
Y    658,597,810                                                January 2000                                (150,554)
----------------------------------------------------------------------------------------------------------------------
TOTAL UNREALIZED DEPRECIATION ON FORWARD FOREIGN EXCHANGE CONTRACTS--NET
(US$ COMMITMENT--$10,046,850)                                                                              $(232,241)
                                                                                                           =========
----------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL BOND FOCUS FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 1999
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (identified cost--$47,036,091)........                $45,110,635
Options purchased, at value (cost--$33,024).................                      8,643
Foreign cash................................................                    618,515
Cash........................................................                        358
Interest receivable.........................................                    967,730
Prepaid expenses............................................                      3,366
                                                                            -----------
Total assets................................................                 46,709,247
                                                                            -----------
---------------------------------------------------------------------------------------
LIABILITIES:
Unrealized depreciation on forward foreign exchange
  contracts.................................................                    232,241
Payables:
  Capital shares redeemed...................................  $36,867
  Investment adviser........................................   27,061            63,928
                                                              -------
Accrued expenses............................................                     14,490
                                                                            -----------
Total liabilities...........................................                    310,659
                                                                            -----------
---------------------------------------------------------------------------------------
NET ASSETS..................................................                $46,398,588
                                                                            ===========
---------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class A Shares of Common Stock, $.10 par value, 200,000,000
  shares authorized+........................................                $   540,703
Paid-in capital in excess of par............................                 52,056,818
Accumulated distributions in excess of investment
  income--net...............................................                   (727,371)
Accumulated realized capital losses on investments and
  foreign currency transactions--net........................                 (3,291,742)
Unrealized depreciation on investments and foreign currency
  transactions--net.........................................                 (2,179,820)
                                                                            -----------
NET ASSETS..................................................                $46,398,588
                                                                            ===========
---------------------------------------------------------------------------------------
NET ASSET VALUE:
Class A--Based on net assets of $46,398,588 and 5,407,025
  shares outstanding........................................                $      8.58
                                                                            ===========
---------------------------------------------------------------------------------------

+ The Fund is also authorized to issue 200,000,000 Class B Shares.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL BOND FOCUS FUND
STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 1999
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest and discount earned (net of $31,199 foreign
  withholding tax)..........................................                    $ 3,360,238
-------------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees....................................  $   336,742
Registration fees...........................................       32,825
Custodian fees..............................................       28,002
Professional fees...........................................       13,484
Accounting services.........................................        8,697
Printing and shareholder reports............................        6,376
Transfer agent fees.........................................        5,009
Directors' fees and expenses................................        1,501
Pricing services............................................          301
Other.......................................................          696
                                                              -----------
Total expenses..............................................                        433,633
                                                                                -----------
Investment income--net......................................                      2,926,605
                                                                                -----------
-------------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS & FOREIGN
  CURRENCY TRANSACTIONS--NET:
Realized loss from:
  Investments--net..........................................   (1,222,274)
  Foreign currency transactions--net........................   (2,006,891)       (3,229,165)
                                                              -----------
Change in unrealized appreciation/depreciation on:
  Investments--net..........................................   (4,945,963)
  Foreign currency transactions--net........................      180,905        (4,765,058)
                                                              -----------       -----------
Net realized and unrealized loss on investments and foreign
  currency transactions.....................................                     (7,994,223)
                                                                                -----------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS........                    $(5,067,618)
                                                                                ===========
-------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL BOND FOCUS FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                      FOR THE YEAR ENDED
                                                                         DECEMBER 31,
                                                                -------------------------------
             INCREASE (DECREASE) IN NET ASSETS:                     1999               1998
-----------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................    $  2,926,605       $  4,099,794
Realized gain (loss) on investments and foreign currency
  transactions--net.........................................      (3,229,165)         1,442,112
Change in unrealized appreciation/depreciation on
  investments and foreign currency transactions--net........      (4,765,058)         2,964,166
                                                                ------------       ------------
Net increase (decrease) in net assets resulting from
  operations................................................      (5,067,618)         8,506,072
                                                                ------------       ------------
-----------------------------------------------------------------------------------------------
DIVIDENDS TO SHAREHOLDERS:
Investment income--net:
  Class A...................................................      (1,506,947)        (3,660,200)
In excess of investment income--net:
  Class A...................................................        (221,514)          (540,914)
Return of capital:
  Class A...................................................      (1,501,179)                --
                                                                ------------       ------------
Net decrease in net assets resulting from dividends to
  shareholders..............................................      (3,229,640)        (4,201,114)
                                                                ------------       ------------
-----------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Net decrease in net assets derived from capital share
  transactions..............................................     (14,720,434)       (10,995,882)
                                                                ------------       ------------
-----------------------------------------------------------------------------------------------
NET ASSETS:
Total decrease in net assets................................     (23,017,692)        (6,690,924)
Beginning of year...........................................      69,416,280         76,107,204
                                                                ------------       ------------
End of year*................................................    $ 46,398,588       $ 69,416,280
                                                                ============       ============
-----------------------------------------------------------------------------------------------
* Undistributed (accumulated distributions in excess of)
  investment income--net....................................    $   (727,371)      $     81,521
                                                                ============       ============
-----------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL BOND FOCUS FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

 THE FOLLOWING PER SHARE DATA AND RATIOS HAVE BEEN DERIVED                          CLASS A+
  FROM INFORMATION PROVIDED IN THE FINANCIAL STATEMENTS.       ---------------------------------------------------
                                                                         FOR THE YEAR ENDED DECEMBER 31,
                                                               ---------------------------------------------------
          INCREASE (DECREASE) IN NET ASSET VALUE:               1999       1998       1997       1996       1995
------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year.........................    $  9.90    $  9.32    $  9.76    $  9.79    $  9.17
                                                               -------    -------    -------    -------    -------
Investment income--net.....................................        .48        .55        .56        .78        .85
Realized and unrealized gain (loss) on investments and
  foreign currency transactions--net.......................      (1.27)       .58       (.40)      (.03)       .61
                                                               -------    -------    -------    -------    -------
Total from investment operations...........................       (.79)      1.13        .16        .75       1.46
                                                               -------    -------    -------    -------    -------
Less dividends and distributions:
  Investment income--net...................................       (.25)      (.47)      (.29)      (.78)      (.84)
  In excess of investment income--net......................       (.04)      (.08)      (.03)        --         --
  Return of capital........................................       (.24)        --       (.28)        --         --
                                                               -------    -------    -------    -------    -------
Total dividends and distributions..........................       (.53)      (.55)      (.60)      (.78)      (.84)
                                                               -------    -------    -------    -------    -------
Net asset value, end of year...............................    $  8.58    $  9.90    $  9.32    $  9.76    $  9.79
                                                               =======    =======    =======    =======    =======
------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:*
Based on net asset value per share.........................     (8.18%)    12.62%      1.95%      8.02%     16.69%
                                                               =======    =======    =======    =======    =======
------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses...................................................       .77%       .75%       .73%       .69%       .68%
                                                               =======    =======    =======    =======    =======
Investment income--net.....................................      5.21%      5.72%      6.11%      7.95%      8.99%
                                                               =======    =======    =======    =======    =======
------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of year (in thousands).....................    $46,399    $69,416    $76,107    $93,790    $81,845
                                                               =======    =======    =======    =======    =======
Portfolio turnover.........................................    136.25%    127.93%    568.76%    267.13%    132.57%
                                                               =======    =======    =======    =======    =======
------------------------------------------------------------------------------------------------------------------

* Total investment returns exclude insurance-related fees and expenses. + Based on average shares outstanding.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL BOND FOCUS FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 18 separate funds. Each fund offers two classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Class A and Class B Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class and Class B Shares bear certain expenses related to the distribution of such shares. Global Bond Focus Fund (the "Fund") is classified as "non-diversified," as defined in the Investment Company Act of 1940. The Fund's financial statements are prepared in accordance with generally accepted accounting principles, which may require the use of management accruals and estimates. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the closing bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. Portfolio securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Futures contracts are valued at the settlement price at the close of the applicable exchange. Short-term securities are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company.

  (b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts.

- Options--The Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

  Written and purchased options are non-income producing investments.

- Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses.

--------------------------------------------------------------------------------

When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

- Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

  (c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets and liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

  (d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

  (e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

  (f) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions from capital gains are recorded on the ex-dividend dates. Distributions in excess of net investment income are due primarily to differing tax treatments for foreign currency transactions and post-October losses.

  (g) Reclassification--Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, current year's permanent book/tax differences have been reclassified as follows: $2,006,891 between accumulated distributions in excess of net investment income and accumulated net realized capital losses; $1,501,034 between paid-in capital in excess of par and accumulated distributions in excess of net investment income; and $175 between paid-in capital in excess of par and accumulated net realized capital losses. These reclassifications have no effect on net assets or net asset value per share.

2. INVESTMENT ADVISORY AGREEMENT AND
TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner.

  MLAM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the funds. For such services, the Fund pays a monthly fee at the annual rate of .60% of the average daily value of the Fund's net assets.

  MLAM and Merrill Lynch Life Agency, Inc. ("MLLA") have entered into an agreement that limits the operating expenses paid by the Fund, exclusive of any distribution fees imposed on Class B Shares, to 1.25% of its average daily net assets. Any such expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by MLAM which, in turn, will be reimbursed by MLLA.

  For the year ended December 31, 1999, the Fund paid Merrill Lynch Security Pricing Service, an affiliate of Merrill Lynch, Pierce, Fenner & Smith Incorporated, $130 for providing security price quotations to compute the net asset value of the Fund.

  Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  Merrill Lynch Funds Distributor, a division of Princeton Funds Distributor, Inc. ("PFD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc., is the Fund's distributor.

--------------------------------------------------------------------------------

  Accounting services are provided to the Fund by MLAM at cost.

  Certain officers and/or directors of the Company are officers and/or directors of MLAM, PSI, FDS, PFD, and/or ML & Co.

3. INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 1999 were $72,409,847 and $90,861,549, respectively.

  Net realized gains (losses) for the year ended December 31, 1999 and net unrealized gains (losses) as of December 31, 1999 were as follows:

----------------------------------------------------------------------
                                          Realized        Unrealized
                                       Gains (Losses)   Gains (Losses)
----------------------------------------------------------------------
Long-term investments................   $(1,226,455)     $(1,898,664)
Short-term investments...............        (1,389)         (26,792)
Financial futures contracts..........         5,570               --
Foreign currency options purchased...       (84,560)         (24,381)
Foreign currency options written.....        15,370               --
Forward foreign exchange contracts...      (788,082)        (232,241)
Foreign currency transactions........    (1,149,619)           2,258
                                        -----------      -----------
Total................................   $(3,229,165)     $(2,179,820)
                                        ===========      ===========
----------------------------------------------------------------------

  Transactions in options written for the year ended December 31, 1999 were as follows:

---------------------------------------------------------------------
                                  Nominal Value Covered by   Premiums
Call Options Written                  Written Options        Received
---------------------------------------------------------------------
Outstanding call options
 written, beginning of year.....                 --                --
Options written.................          1,450,000          $ 15,370
Options expired.................         (1,450,000)          (15,370)
                                         ----------          --------
Outstanding call options
 written, end of year...........                 --          $     --
                                         ==========          ========
---------------------------------------------------------------------

  At December 31, 1999, net unrealized depreciation for Federal income tax purposes aggregated $2,045,828, of which $505,965 related to appreciated securities and $2,551,793 related to depreciated securities. At December 31, 1999, the aggregate cost of investments for Federal income tax purposes was $47,156,463.

4. CAPITAL SHARE TRANSACTIONS:

Transactions in capital shares were as follows:

-----------------------------------------------------------------
Class A Shares for the Year Ended                       Dollar
December 31, 1999                        Shares         Amount
-----------------------------------------------------------------
Shares sold..........................     133,201    $  1,253,560
Shares issued to shareholders in
 reinvestment of dividends...........     353,252       3,229,640
                                       ----------    ------------
Total issued.........................     486,453       4,483,200
Shares redeemed......................  (2,089,518)    (19,203,634)
                                       ----------    ------------
Net decrease.........................  (1,603,065)   $(14,720,434)
                                       ==========    ============
-----------------------------------------------------------------

-----------------------------------------------------------------
Class A Shares for the Year Ended                       Dollar
December 31, 1998                        Shares         Amount
-----------------------------------------------------------------
Shares sold..........................     626,457    $  6,051,402
Shares issued to shareholders in
 reinvestment of dividends...........     443,154       4,201,100
                                       ----------    ------------
Total issued.........................   1,069,611      10,252,502
Shares redeemed......................  (2,228,768)    (21,248,384)
                                       ----------    ------------
Net decrease.........................  (1,159,157)   $(10,995,882)
                                       ==========    ============
-----------------------------------------------------------------

5. CAPITAL LOSS CARRYFORWARD:

At December 31, 1999, the Fund had a net capital loss carryforward of approximately $2,553,000, of which $1,603,000 expires in 2005 and $950,000 expires in 2007. This amount will be available to offset like amounts of any future taxable gains.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL BOND FOCUS FUND
INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------
THE BOARD OF DIRECTORS AND SHAREHOLDERS,
GLOBAL BOND FOCUS FUND OF
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Global Bond Focus Fund of Merrill Lynch Variable Series Funds, Inc. as of December 31, 1999, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1999 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Global Bond Focus Fund of Merrill Lynch Variable Series Funds, Inc. as of December 31, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
February 10, 2000

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL GROWTH FOCUS FUND
DECEMBER 31, 1999--ANNUAL REPORT
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

  The US economy finished 1999 with strong growth, low inflation, accelerating productivity, strong earnings and rising real wages. At its meeting on November 16, 1999, the Federal Reserve Board announced its move to tighten interest rates by 25 basis points (0.25%), essentially putting short-term interest rates back to where they were before the three quarter-point cuts that were made in the fall of 1998. Monetary policy was kept steady at the central bank's last meeting in 1999 on December 21 over Year 2000 concerns, but indications point to further tightening in early 2000. (The Federal Reserve Board did raise the Federal Funds rate by 0.25% on February 2, 2000.)

  US stock markets rebounded in October and advanced on a technology-driven rally in November. Significant strength in small-capitalization stocks also emerged in November, particularly in the small cap growth sector. Overall, US stock markets ended the year at new highs. In the fixed-income area, the 30-year Treasury bond yield hit a two-year high over concerns of the continued strength of the economy and potential future action by the Federal Reserve Board.

FISCAL YEAR IN REVIEW

  During the year, Global Growth Focus Fund increased substantially in terms of total net assets, from $19.7 million at year-end 1998 to $180.4 million at December 31, 1999. This increase in net assets represented a significant increase in net subscriptions to this world stock Fund. For the year ended December 31, 1999, the total investment return for the Fund's Class A Shares was +38.69%. This compares to a total return of +24.93% for the unmanaged Morgan Stanley Capital International (MSCI) World Stock Index for the same period. The actively managed portfolios in the Lipper Analytical Services Global Funds Average had a total return of +36.15% during 1999.

  The Fund's equity investments in the top five industry categories as of December 31, 1999--wireline communications, communications equipment, electronics, computers and wireless communications--were responsible for the majority of the Fund's positive absolute and comparative investment returns for 1999. Starting in early July 1999, we started to shift the Fund's focus from a relatively large investment weighting in the stocks of companies in the banking and financial, financial services, household products, insurance and pharmaceuticals sectors to companies in the communications equipment, electronics and computers industries.

  We also increased the Fund's weighting in companies in Japan where the Fund has had a relatively modest investment weighting since its commencement of operations on June 5, 1998. After the second-quarter 1999 business conditions report for Japan in July 1999, we started to increase the Fund's weighting in large-capitalization Japanese companies. This report showed that the consumer sector of the Japanese economy was continuing to increase real spending on a consecutive quarterly comparison after a significant rebound in the first quarter of 1999. Also, several global luxury goods retailers reported stronger-than-expected revenue growth from sales growth in Japan. We anticipate the possibility of a continued upturn in the consumer spending sector of Japan. Consequently, during the second half of 1999 we substantially increased the percentage of the Fund's net assets invested in Japanese stocks. At year-end 1999, the second-largest equity investment in the Fund was the holding of shares in NTT Mobile Communications Network, Inc. of Japan. In our opinion, real growth rates of business activity and consumer spending could rise in Continental Europe and Japan during 2000 if there is an export-led increase in manufacturing employment in Europe and continued fiscal stimulus from the Japanese government.

IN CONCLUSION

  We appreciate your investment in Global Growth Focus Fund of Merrill Lynch Variable Series Funds, Inc., and we look forward to sharing our investment outlook and strategies with you in our next report to shareholders.

Sincerely,

/s/ Terry K. Glenn
Terry K. Glenn
President and Director

/s/ Lawrence R. Fuller
Lawrence R. Fuller
Senior Vice President and Portfolio Manager

February 7, 2000

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL GROWTH FOCUS FUND
TOTAL RETURN BASED ON A $10,000 INVESTMENT--CLASS A SHARES
--------------------------------------------------------------------------------

A line graph depicting the growth of an investment in the Fund's Class A Shares compared to growth of an investment in the Morgan Stanley Capital International World Index. Beginning and ending values are:

                                                  6/30/98**        12/99
Global Growth
Focus Fund+--Class A Shares*                      $10,000         $14,770
Morgan Stanley Capital
International World Index++                       $10,000         $13,318

*Assuming transaction costs and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses.
**The Fund commenced operations on 6/05/98. For purposes of fair comparison of the Fund's performance relative to the Index, the graph begins on 6/30/98. +The Fund invests in a diversified portfolio of equity securities of issuers located in various foreign countries and the United States, placing particular emphasis on companies that have exhibited above-average growth rates in earnings.
++This unmanaged market capitalization-weighted Index is comprised of a representative sampling of large-, medium-, and small-capitalization companies in 22 countries, including the United States.
Past performance is not predictive of future performance.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL GROWTH FOCUS FUND
AVERAGE ANNUAL TOTAL RETURN--CLASS A SHARES
--------------------------------------------------------------------------------
PERIOD COVERED                                                          % RETURN
--------------------------------------------------------------------------------
Year Ended 12/31/99                                                      +38.69%
--------------------------------------------------------------------------------
Inception (6/05/98) to 12/31/99                                           +29.45
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL GROWTH FOCUS FUND
RECENT PERFORMANCE RESULTS*
--------------------------------------------------------------------------------

                                                                  6 MONTH         12 MONTH
                                                                TOTAL RETURN    TOTAL RETURN
--------------------------------------------------------------------------------------------
Class A Shares                                                     +31.21%         +38.69%

--------------------------------------------------------------------------------

* Total investment returns are based on changes in net asset value for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL GROWTH FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1999                  (IN US DOLLARS)
--------------------------------------------------------------------------------

     NORTH                           SHARES                                                                    PERCENT OF
    AMERICA           INDUSTRY        HELD                       INVESTMENTS                       VALUE       NET ASSETS
-------------------------------------------------------------------------------------------------------------------------
CANADA           BROADCASTING         74,000    +Rogers Communications, Inc. 'B'..............  $  1,803,134       1.0%
                 ------------------------------------------------------------------------------------------------------
                 COMMUNICATIONS       12,298    Nortel Networks Corporation...................     1,238,119       0.7
                 EQUIPMENT
                 ------------------------------------------------------------------------------------------------------
                 WIRELINE             28,328    +AT&T Canada Inc. (Class B)...................     1,136,661       0.6
                 COMMUNICATIONS
                 ------------------------------------------------------------------------------------------------------
                                                TOTAL INVESTMENTS IN CANADA                        4,177,914       2.3
-------------------------------------------------------------------------------------------------------------------------
UNITED STATES    ADVERTISING          11,863    The Interpublic Group of Companies, Inc. .....       684,347       0.4
                 ------------------------------------------------------------------------------------------------------
                 BROADCASTING         10,056    +AMFM Inc. ...................................       786,882       0.4
                                       7,987    +CBS Corporation..............................       510,669       0.3
                                       1,978    +Clear Channel Communications, Inc. ..........       176,536       0.1
                                      13,150    +Infinity Broadcasting Corporation (Class
                                                  A)..........................................       475,866       0.3
                                                                                                ------------     -----
                                                                                                   1,949,953       1.1
                 ------------------------------------------------------------------------------------------------------
                 COMMUNICATIONS       41,643    +3Com Corporation.............................     1,954,618       1.1
                 EQUIPMENT            82,000    +Cisco Systems, Inc. .........................     8,779,125       4.9
                                      23,000    +JDS Uniphase Corporation.....................     3,708,750       2.0
                                      42,147    Lucent Technologies Inc. .....................     3,153,122       1.7
                                                                                                ------------     -----
                                                                                                  17,595,615       9.7
                 ------------------------------------------------------------------------------------------------------
                 COMPUTERS            42,000    +EMC Corporation..............................     4,588,500       2.6
                                      73,000    +Sun Microsystems, Inc. ......................     5,648,375       3.1
                                                                                                ------------     -----
                                                                                                  10,236,875       5.7
                 ------------------------------------------------------------------------------------------------------
                 ELECTRICAL              746    Emerson Electric Co. .........................        42,802       0.0
                 EQUIPMENT            11,423    General Electric Company......................     1,767,709       1.0
                                                                                                ------------     -----
                                                                                                   1,810,511       1.0
                 ------------------------------------------------------------------------------------------------------
                 ELECTRONICS           4,000    +Broadcom Corporation (Class A)...............     1,089,250       0.6
                                      12,000    +LSI Logic Corporation........................       810,000       0.4
                                      48,132    Texas Instruments Incorporated................     4,662,787       2.6
                                      10,000    +Xilinx, Inc. ................................       454,375       0.3
                                                                                                ------------     -----
                                                                                                   7,016,412       3.9
                 ------------------------------------------------------------------------------------------------------
                 ENERGY                3,515    Duke Energy Corporation.......................       176,189       0.1
                                      21,968    El Paso Energy Corporation....................       852,633       0.5
                                      68,685    Enron Corp. ..................................     3,047,897       1.7
                                       3,505    UtiliCorp United Inc. ........................        68,128       0.0
                                                                                                ------------     -----
                                                                                                   4,144,847       2.3
                 ------------------------------------------------------------------------------------------------------
                 ENTERTAINMENT        19,816    The Walt Disney Company.......................       579,618       0.3
                 ------------------------------------------------------------------------------------------------------
                 FINANCIAL SERVICES    7,016    T. Rowe Price Associates, Inc. ...............       258,276       0.1
                 ------------------------------------------------------------------------------------------------------
                 INFORMATION          45,000    +America Online, Inc. ........................     3,394,687       1.9
                 PROCESSING            8,000    +At Home Corporation (Class A)................       343,500       0.2
                                                                                                ------------     -----
                                                                                                   3,738,187       2.1
                 ------------------------------------------------------------------------------------------------------
                 OIL SERVICES         19,497    Baker Hughes Incorporated.....................       410,656       0.2
                                       2,725    Diamond Offshore Drilling, Inc. ..............        83,283       0.1
                                       8,496    Schlumberger Limited..........................       477,900       0.3
                                       1,645    Transocean Sedco Forex Inc. ..................        55,410       0.0
                                                                                                ------------     -----
                                                                                                   1,027,249       0.6
                 ------------------------------------------------------------------------------------------------------
                 PHARMACEUTICALS      12,000    +Amgen Inc. ..................................       720,000       0.4
                                      15,000    Merck & Co., Inc. ............................     1,005,937       0.6
                                      29,486    Pfizer Inc. ..................................       956,452       0.5
                                                                                                ------------     -----
                                                                                                   2,682,389       1.5
                 ------------------------------------------------------------------------------------------------------
                 PHOTOGRAPHY             571    Eastman Kodak Company.........................        37,829       0.0
                 ------------------------------------------------------------------------------------------------------
                 RESTAURANTS          14,273    McDonald's Corporation........................       575,380       0.3
                 ------------------------------------------------------------------------------------------------------
                 RETAIL               14,000    +Amazon.com, Inc. ............................     1,065,750       0.6
                 ------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL GROWTH FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1999 (CONTINUED)      (IN US DOLLARS)
--------------------------------------------------------------------------------

     NORTH
    AMERICA                          SHARES                                                                    PERCENT OF
  (CONCLUDED)         INDUSTRY        HELD                       INVESTMENTS                       VALUE       NET ASSETS
-------------------------------------------------------------------------------------------------------------------------
UNITED STATES    SEMICONDUCTORS       25,683    +Applied Materials, Inc. .....................  $  3,252,110       1.8%
(CONCLUDED)
                 ------------------------------------------------------------------------------------------------------
                 TRAVEL & LODGING      8,279    Carnival Corporation..........................       395,840       0.2
                 ------------------------------------------------------------------------------------------------------
                 WIRELESS              1,099    +Sprint Corp. (PCS Group).....................       112,647       0.1
                 COMMUNICATIONS
                 ------------------------------------------------------------------------------------------------------
                 WIRELINE             27,312    AT&T Corp. ...................................     1,386,084       0.8
                 COMMUNICATIONS       19,000    +Covad Communications Group, Inc. ............     1,056,875       0.6
                                       3,100    +Infonet Services Corporation (Class B).......        81,375       0.0
                                      13,420    +MCI WorldCom Inc. ...........................       711,287       0.4
                                      14,000    +NorthPoint Communications Group, Inc. .......       333,375       0.2
                                      10,000    +Qwest Communications International Inc. .....       429,375       0.2
                                                                                                ------------     -----
                                                                                                   3,998,371       2.2
                 ------------------------------------------------------------------------------------------------------
                                                TOTAL INVESTMENTS IN THE UNITED STATES            61,162,206      33.9
-------------------------------------------------------------------------------------------------------------------------
                                                TOTAL INVESTMENTS IN NORTH AMERICA
                                                (COST--$49,225,269)                               65,340,120      36.2
-------------------------------------------------------------------------------------------------------------------------
PACIFIC
BASIN
-------------------------------------------------------------------------------------------------------------------------
AUSTRALIA        WIRELESS            275,000    +Cable & Wireless Optus Limited...............       915,017       0.5
                 COMMUNICATIONS
                 ------------------------------------------------------------------------------------------------------
                                                TOTAL INVESTMENTS IN AUSTRALIA                       915,017       0.5
-------------------------------------------------------------------------------------------------------------------------
JAPAN            AUTOMOBILES           2,000    Honda Motor Co., Ltd. ........................        74,371       0.0
                                      60,000    Toyota Motor Corporation......................     2,906,351       1.6
                                                                                                ------------     -----
                                                                                                   2,980,722       1.6
                 ------------------------------------------------------------------------------------------------------
                 COMPUTERS            75,000    Fujitsu Limited...............................     3,420,100       1.9
                 ------------------------------------------------------------------------------------------------------
                 LEISURE              11,300    Sony Corporation..............................     3,350,524       1.9
                 ------------------------------------------------------------------------------------------------------
                 PHOTOGRAPHY           1,000    Fuji Photo Film...............................        36,501       0.0
                 ------------------------------------------------------------------------------------------------------
                 RETAIL STORES        37,000    +Ito-Yokado Co., Ltd. ........................     4,018,984       2.2
                 ------------------------------------------------------------------------------------------------------
                 WIRELESS                195    NTT Mobile Communications Network, Inc. ......     7,499,266       4.1
                 COMMUNICATIONS
                 ------------------------------------------------------------------------------------------------------
                 WIRELINE                280    Nippon Telegraph & Telephone Corporation
                 COMMUNICATIONS                   (NTT).......................................     4,794,990       2.7
                 ------------------------------------------------------------------------------------------------------
                 TRANSPORT SERVICES      500    East Japan Railway Company....................     2,695,959       1.5
                 ------------------------------------------------------------------------------------------------------
                                                TOTAL INVESTMENTS IN JAPAN                        28,797,046      15.9
-------------------------------------------------------------------------------------------------------------------------
                                                TOTAL INVESTMENTS IN THE PACIFIC BASIN
                                                (COST--$20,512,171)                               29,712,063      16.4
-------------------------------------------------------------------------------------------------------------------------
WESTERN
EUROPE
-------------------------------------------------------------------------------------------------------------------------
DENMARK          WIRELINE             20,880    Tele Danmark A/S..............................     1,551,817       0.9
                 COMMUNICATIONS
                 ------------------------------------------------------------------------------------------------------
                                                TOTAL INVESTMENTS IN DENMARK                       1,551,817       0.9
-------------------------------------------------------------------------------------------------------------------------
FINLAND          COMMUNICATIONS       35,290    Nokia Oyj.....................................     6,396,665       3.5
                 EQUIPMENT
                 ------------------------------------------------------------------------------------------------------
                                                TOTAL INVESTMENTS IN FINLAND                       6,396,665       3.5
-------------------------------------------------------------------------------------------------------------------------
FRANCE           BANKING &             8,900    +Credit Lyonnais..............................       406,888       0.2
                 FINANCIAL
                 ------------------------------------------------------------------------------------------------------
                 BROADCASTING &        2,574    Societe Television Francaise 1................     1,347,849       0.7
                 PUBLISHING
                 ------------------------------------------------------------------------------------------------------
                 COSMETICS               130    L'Oreal SA....................................       104,270       0.1
                 ------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL GROWTH FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1999 (CONTINUED)      (IN US DOLLARS)
--------------------------------------------------------------------------------

    WESTERN
     EUROPE                          SHARES                                                                    PERCENT OF
  (CONTINUED)         INDUSTRY        HELD                       INVESTMENTS                       VALUE       NET ASSETS
-------------------------------------------------------------------------------------------------------------------------
FRANCE           ELECTRICAL           20,000    Alstom........................................  $    666,634       0.4%
(CONCLUDED)      EQUIPMENT
                 ------------------------------------------------------------------------------------------------------
                 ELECTRONICS          27,000    STMicroelectronics............................     4,154,479       2.3
                 ------------------------------------------------------------------------------------------------------
                 FOODS                 1,148    Groupe Danone.................................       270,512       0.2
                 ------------------------------------------------------------------------------------------------------
                 INFORMATION             825    Cap Gemini SA.................................       209,355       0.1
                 PROCESSING
                 ------------------------------------------------------------------------------------------------------
                 INSURANCE             2,946    Axa...........................................       410,580       0.2
                 ------------------------------------------------------------------------------------------------------
                 PHARMACEUTICALS      21,718    +Aventis SA...................................     1,259,709       0.7
                                       3,060    +Aventis SA...................................       177,798       0.1
                                                                                                ------------     -----
                                                                                                   1,437,507       0.8
                 ------------------------------------------------------------------------------------------------------
                 RETAIL STORES         3,324    Carrefour SA..................................       612,885       0.3
                 ------------------------------------------------------------------------------------------------------
                                                TOTAL INVESTMENTS IN FRANCE                        9,620,959       5.3
-------------------------------------------------------------------------------------------------------------------------
GERMANY          AUTOMOBILES          17,529    +DaimlerChrysler AG...........................     1,362,711       0.8
                 ------------------------------------------------------------------------------------------------------
                 BANKING &             3,757    Commerzbank AG................................       137,901       0.1
                 FINANCIAL             4,373    Deutsche Bank AG (Registered Shares)..........       369,243       0.2
                                       3,570    Dresdner Bank AG (Registered Shares)..........       194,129       0.1
                                                                                                ------------     -----
                                                                                                     701,273       0.4
                 ------------------------------------------------------------------------------------------------------
                 CHEMICALS             7,187    BASF AG.......................................       369,103       0.2
                                       7,155    Bayer AG......................................       338,639       0.2
                                       1,588    +Celanese AG..................................        29,104       0.0
                                                                                                ------------     -----
                                                                                                     736,846       0.4
                 ------------------------------------------------------------------------------------------------------
                 DIVERSIFIED          16,000    Mannesmann AG.................................     3,858,824       2.1
                 ------------------------------------------------------------------------------------------------------
                 ELECTRONICS          38,800    Siemens AG....................................     4,934,743       2.8
                 ------------------------------------------------------------------------------------------------------
                 INFORMATION          25,000    +Freenet.de AG................................     2,764,215       1.5
                 PROCESSING
                 ------------------------------------------------------------------------------------------------------
                 INSURANCE             1,646    Allianz AG (Registered Shares)................       552,784       0.3
                 ------------------------------------------------------------------------------------------------------
                 MULTI-INDUSTRY        4,942    Veba AG.......................................       240,121       0.1
                 ------------------------------------------------------------------------------------------------------
                 RETAIL STORES        41,000    Metro AG......................................     2,204,726       1.2
                 ------------------------------------------------------------------------------------------------------
                 SOFTWARE--COMPUTER      600    SAP AG (Systeme, Anwendungen, Produkte in der
                                                  Datenverarbeitung) (Preferred)..............       361,312       0.2
                 ------------------------------------------------------------------------------------------------------
                                                TOTAL INVESTMENTS IN GERMANY                      17,717,555       9.8
-------------------------------------------------------------------------------------------------------------------------
IRELAND          BANKING &            10,000    Allied Irish Banks PLC........................       113,791       0.1
                 FINANCIAL
                 ------------------------------------------------------------------------------------------------------
                 WIRELINE              4,303    +Esat Telecom Group PLC (ADR)(a)..............       393,725       0.2
                 COMMUNICATIONS
                 ------------------------------------------------------------------------------------------------------
                                                TOTAL INVESTMENTS IN IRELAND                         507,516       0.3
-------------------------------------------------------------------------------------------------------------------------
ITALY            BANKING &           120,000    Banca di Roma.................................       154,192       0.1
                 FINANCIAL            54,750    Unicredito Italiano SpA.......................       269,050       0.2
                                                                                                ------------     -----
                                                                                                     423,242       0.3
                 ------------------------------------------------------------------------------------------------------
                 INSURANCE             7,500    Assicurazioni Generali........................       247,722       0.1
                                     228,725    Istituto Nazionale delle Assicurazioni (INA)
                                                  SpA.........................................       605,758       0.3
                                                                                                ------------     -----
                                                                                                     853,480       0.4
                 ------------------------------------------------------------------------------------------------------
                 REAL ESTATE         215,725    +Unione Immobiliare SpA.......................        99,928       0.1
                 INVESTMENT TRUST
                 ------------------------------------------------------------------------------------------------------
                                                TOTAL INVESTMENTS IN ITALY                         1,376,650       0.8
-------------------------------------------------------------------------------------------------------------------------
NETHERLANDS      CHEMICALS            18,000    Akzo Nobel NV.................................       902,675       0.5
                                      18,000    DSM NV........................................       721,415       0.4
                                                                                                ------------     -----
                                                                                                   1,624,090       0.9
                 ------------------------------------------------------------------------------------------------------
                 ENERGY               50,000    Royal Dutch Petroleum Company.................     3,063,798       1.7
                 ------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL GROWTH FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1999 (CONTINUED)      (IN US DOLLARS)
--------------------------------------------------------------------------------

    WESTERN
     EUROPE                          SHARES                                                                    PERCENT OF
  (CONCLUDED)         INDUSTRY        HELD                       INVESTMENTS                       VALUE       NET ASSETS
-------------------------------------------------------------------------------------------------------------------------
NETHERLANDS      INSURANCE             4,392    Aegon NV......................................  $    424,141       0.2%
(CONCLUDED)
                                      16,282    ING Groep NV..................................       982,775       0.6
                                                                                                ------------     -----
                                                                                                   1,406,916       0.8
                 ------------------------------------------------------------------------------------------------------
                 LEISURE               7,896    Koninklijke (Royal) Philips Electronics NV....     1,073,422       0.6
                 ------------------------------------------------------------------------------------------------------
                 SEMICONDUCTORS       10,000    +ASM Lithography Holding NV...................     1,110,721       0.6
                 ------------------------------------------------------------------------------------------------------
                 WIRELINE             11,195    +Equant.......................................     1,270,508       0.7
                 COMMUNICATIONS
                 ------------------------------------------------------------------------------------------------------
                                                TOTAL INVESTMENTS IN THE NETHERLANDS               9,549,455       5.3
-------------------------------------------------------------------------------------------------------------------------
PORTUGAL         WIRELINE             93,500    Portugal Telecom SA (Registered Shares).......     1,025,343       0.6
                 COMMUNICATIONS
                 ------------------------------------------------------------------------------------------------------
                                                TOTAL INVESTMENTS IN PORTUGAL                      1,025,343       0.6
-------------------------------------------------------------------------------------------------------------------------
SPAIN            BANKING &            16,929    Banco Bilbao Vizcaya, SA......................       241,052       0.1
                 FINANCIAL
                                      55,530    Banco Santander Central Hispano, SA...........       628,526       0.4
                                                                                                ------------     -----
                                                                                                     869,578       0.5
                 ------------------------------------------------------------------------------------------------------
                 INFORMATION          44,000    +Telefonica Publicidad e Informacion, SA......     2,137,861       1.2
                 PROCESSING
                 ------------------------------------------------------------------------------------------------------
                                                TOTAL INVESTMENTS IN SPAIN                         3,007,439       1.7
-------------------------------------------------------------------------------------------------------------------------
SWEDEN           COMMUNICATIONS       20,765    Telefonaktiebolaget LM Ericsson 'B'...........     1,337,233       0.7
                 EQUIPMENT
                 ------------------------------------------------------------------------------------------------------
                                                TOTAL INVESTMENTS IN SWEDEN                        1,337,233       0.7
-------------------------------------------------------------------------------------------------------------------------
SWITZERLAND      FOODS                   300    Nestle SA (Registered Shares).................       549,790       0.3
                 ------------------------------------------------------------------------------------------------------
                 PHARMACEUTICALS         520    Novartis AG (Registered Shares)...............       763,812       0.4
                 ------------------------------------------------------------------------------------------------------
                                                TOTAL INVESTMENTS IN SWITZERLAND                   1,313,602       0.7
-------------------------------------------------------------------------------------------------------------------------
UNITED           BANKING &            11,000    Barclays PLC..................................       316,415       0.2
KINGDOM          FINANCIAL
                                      20,655    HSBC Holdings PLC.............................       287,735       0.1
                                      44,000    Lloyds TSB Group PLC..........................       550,087       0.3
                                                                                                ------------     -----
                                                                                                   1,154,237       0.6
                 ------------------------------------------------------------------------------------------------------
                 CHEMICALS             2,295    Imperial Chemical Industries PLC..............        24,284       0.0
                 ------------------------------------------------------------------------------------------------------
                 ENERGY              285,000    BP Amoco PLC..................................     2,863,793       1.6
                 ------------------------------------------------------------------------------------------------------
                 HOUSEHOLD PRODUCTS   18,892    Unilever PLC..................................       138,907       0.1
                 ------------------------------------------------------------------------------------------------------
                 INSURANCE               265    CGU PLC.......................................         4,267       0.0
                 ------------------------------------------------------------------------------------------------------
                 PHARMACEUTICALS       8,500    AstraZeneca Group PLC.........................       352,348       0.2
                                      23,550    Glaxo Wellcome PLC............................       665,252       0.4
                                      43,776    SmithKline Beecham PLC........................       558,239       0.3
                                                                                                ------------     -----
                                                                                                   1,575,839       0.9
                 ------------------------------------------------------------------------------------------------------
                 PUBLISHING           20,000    EMAP PLC......................................       413,235       0.2
                                      11,160    Pearson PLC...................................       361,010       0.2
                                                                                                ------------     -----
                                                                                                     774,245       0.4
                 ------------------------------------------------------------------------------------------------------
                 WIRELESS            729,750    Vodafone AirTouch PLC.........................     3,613,400       2.0
                 COMMUNICATIONS
                 ------------------------------------------------------------------------------------------------------
                 WIRELINE            141,071    +COLT Telecom Group PLC.......................     7,216,346       4.0
                 COMMUNICATIONS
                                      81,000    +Energis PLC..................................     3,888,511       2.2
                                                                                                ------------     -----
                                                                                                  11,104,857       6.2
                 ------------------------------------------------------------------------------------------------------
                                                TOTAL INVESTMENTS IN THE UNITED KINGDOM           21,253,829      11.8
-------------------------------------------------------------------------------------------------------------------------
                                                TOTAL INVESTMENTS IN WESTERN EUROPE
                                                (COST--$53,153,230)                               74,658,063      41.4
-------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL GROWTH FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1999 (CONCLUDED)      (IN US DOLLARS)
--------------------------------------------------------------------------------

            SHORT-TERM                FACE                                                                     PERCENT OF
            SECURITIES               AMOUNT                         ISSUE                          VALUE       NET ASSETS
-------------------------------------------------------------------------------------------------------------------------
COMMERCIAL                     $5,841,000       General Motors Acceptance Corp., 5% due
PAPER*                                            1/03/2000...................................  $  5,838,566       3.2%
-------------------------------------------------------------------------------------------------------------------------
US GOVERNMENT                                   Federal Home Loan Bank:
AGENCY OBLIGATIONS*
                                 3,000,000      5.67% due 1/12/2000...........................     2,994,330       1.7
                                 2,500,000      5.75% due 1/14/2000...........................     2,494,410       1.4
                                                                                                ------------     -----
                                                                                                   5,488,740       3.1
-------------------------------------------------------------------------------------------------------------------------
                                                TOTAL INVESTMENTS IN SHORT-TERM SECURITIES
                                                (COST--$11,327,306)...........................    11,327,306       6.3
-------------------------------------------------------------------------------------------------------------------------
                                                TOTAL INVESTMENTS (COST--$134,217,976)........   181,037,552     100.3
                                                LIABILITIES IN EXCESS OF OTHER ASSETS.........      (629,778)     (0.3)
                                                                                                ------------     -----
                                                NET ASSETS....................................  $180,407,774     100.0%
                                                                                                ============     =====
-------------------------------------------------------------------------------------------------------------------------

+ Non-income producing security.

* Commercial Paper and certain US Government Agency Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Fund.

(a) American Depositary Receipts (ADR).

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL GROWTH FOCUS FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 1999
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (identified cost--$134,217,976).......             $181,037,552
Cash........................................................                    9,077
Receivables:
  Dividends.................................................  $108,784
  Capital shares sold.......................................   102,987        211,771
                                                              --------
Prepaid expenses............................................                    9,716
                                                                         ------------
Total assets................................................              181,268,116
                                                                         ------------
-------------------------------------------------------------------------------------
LIABILITIES:
Payables:
  Capital shares redeemed...................................   672,572
  Investment adviser........................................   120,012        792,584
                                                              --------
Accrued expenses and other liabilities......................                   67,758
                                                                         ------------
Total liabilities...........................................                  860,342
                                                                         ------------
-------------------------------------------------------------------------------------
NET ASSETS..................................................             $180,407,774
                                                                         ============
-------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class A Shares of Common Stock, $.10 par value, 100,000,000
  shares authorized+........................................             $  1,220,765
Paid-in capital in excess of par............................              131,253,214
Undistributed realized capital gains on investments and
  foreign currency transactions--net........................                1,117,726
Unrealized appreciation on investments and foreign currency
  transactions--net.........................................               46,816,069
                                                                         ------------
NET ASSETS..................................................             $180,407,774
                                                                         ============
-------------------------------------------------------------------------------------
NET ASSET VALUE:
Class A--Based on net assets of $180,407,774 and 12,207,645
  shares outstanding........................................             $      14.78
                                                                         ============
-------------------------------------------------------------------------------------

+ The Fund is also authorized to issue 100,000,000 Class B Shares.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL GROWTH FOCUS FUND
STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 1999
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends (net of $168,310 foreign withholding tax).........                $ 1,774,358
Interest and discount earned................................                    634,275
                                                                            -----------
Total income................................................                  2,408,633
                                                                            -----------
---------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees....................................  $   983,016
Custodian fees..............................................       75,004
Accounting services.........................................       34,799
Registration fees...........................................       28,809
Transfer agent fees.........................................        4,563
Professional fees...........................................        4,276
Printing and shareholder reports............................        8,336
Directors' fees and expenses................................        1,232
                                                              -----------
Total expenses..............................................                  1,140,035
                                                                            -----------
Investment income--net......................................                  1,268,598
                                                                            -----------
---------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS & FOREIGN
  CURRENCY TRANSACTIONS--NET:
Realized gain (loss) from:
  Investments--net..........................................    2,239,464
  Foreign currency transactions--net........................     (149,311)    2,090,153
                                                              -----------
Change in unrealized appreciation/depreciation on:
  Investments--net..........................................   45,182,126
  Foreign currency transactions--net........................       (3,546)   45,178,580
                                                              -----------   -----------
Net realized and unrealized gain on investments and foreign
  currency transactions.....................................                 47,268,733
                                                                            -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........                $48,537,331
                                                                            ===========
---------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL GROWTH FOCUS FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                     FOR THE          FOR THE PERIOD
                                                                   YEAR ENDED          JUNE 5, 1998+
INCREASE (DECREASE) IN NET ASSETS:                              DECEMBER 31, 1999    DECEMBER 31, 1998
------------------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................      $  1,268,598          $    42,106
Realized gain (loss) on investments and foreign currency
  transactions--net.........................................         2,090,153               (5,750)
Change in unrealized appreciation on investments and foreign
  currency transactions--net................................        45,178,580            1,637,489
                                                                  ------------          -----------
Net increase in net assets resulting from operations........        48,537,331            1,673,845
                                                                  ------------          -----------
------------------------------------------------------------------------------------------------------
DIVIDENDS & DISTRIBUTIONS TO SHAREHOLDERS:
Investment income--net:
  Class A...................................................        (1,171,390)                  --
Realized gain on investments--net:
  Class A...................................................        (1,105,991)                  --
                                                                  ------------          -----------
Net decrease in net assets resulting from dividends and
  distributions to shareholders.............................        (2,277,381)                  --
                                                                  ------------          -----------
------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Net increase in net assets derived from capital share
  transactions..............................................       114,490,492           14,983,487
                                                                  ------------          -----------
------------------------------------------------------------------------------------------------------
NET ASSETS:
Total increase in net assets................................       160,750,442           16,657,332
Beginning of period.........................................        19,657,332            3,000,000
                                                                  ------------          -----------
End of period*..............................................      $180,407,774          $19,657,332
                                                                  ============          ===========
------------------------------------------------------------------------------------------------------
* Undistributed investment income--net......................      $         --          $    43,956
                                                                  ============          ===========
------------------------------------------------------------------------------------------------------

+ Commencement of operations.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL GROWTH FOCUS FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                              CLASS A++
                                                                --------------------------------------
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE BEEN DERIVED FROM    FOR THE YEAR        FOR THE PERIOD
      INFORMATION PROVIDED IN THE FINANCIAL STATEMENTS.               ENDED            JUNE 5, 1998+
           INCREASE (DECREASE) IN NET ASSET VALUE:              DECEMBER 31, 1999    DECEMBER 31, 1998
------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.........................       $  10.82              $ 10.00
                                                                    --------              -------
Investment income--net.......................................            .11                  .03
Realized and unrealized gain on investments and foreign
  currency transactions--net.................................           4.06                  .79
                                                                    --------              -------
Total from investment operations.............................           4.17                  .82
                                                                    --------              -------
Less dividends and distributions:
  Investment income--net.....................................           (.12)                  --
  Realized gain on investments--net..........................           (.09)                  --
                                                                    --------              -------
Total dividends and distributions............................           (.21)                  --
                                                                    --------              -------
Net asset value, end of period...............................       $  14.78              $ 10.82
                                                                    ========              =======
------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share...........................         38.69%                8.20%++
                                                                    ========              =======
------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses.....................................................           .87%                1.03%*
                                                                    ========              =======
Investment income--net.......................................           .97%                 .63%*
                                                                    ========              =======
------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands).....................       $180,408              $19,657
                                                                    ========              =======
Portfolio turnover...........................................         99.09%               15.25%
                                                                    ========              =======
------------------------------------------------------------------------------------------------------

   * Annualized.

  ** Total investment returns exclude insurance-related fees and expenses.

   +Commencement of operations.

  ++Based on average shares outstanding.

   ++Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL GROWTH FOCUS FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 18 separate funds. Each fund offers two classes of shares to the Merrill Lynch Life Insurance Company ("MLLIC"), ML Life Insurance Company of New York (indirect wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies, that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Class A and Class B Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class and Class B Shares bear certain expenses related to the distribution of such shares. Global Growth Focus Fund (the "Fund") is classified as "diversified," as defined in the Investment Company Act of 1940. The Fund's financial statements are prepared in accordance with generally accepted accounting principles, which may require the use of management accruals and estimates. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the closing bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. Portfolio securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Futures contracts are valued at the settlement price at the close of the applicable exchange. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company.

  (b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts.

- Options--The Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid or received is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

  Written and purchased options are non-income producing investments.

- Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a

--------------------------------------------------------------------------------

realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

- Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

  (c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets and liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

  (d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

  (e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

  (f) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

  (g) Reclassification--Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, current year's permanent book/tax differences of $141,164 have been reclassified between undistributed net investment income and undistributed net realized capital gains. These reclassifications have no effect on net assets or net asset value per share.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner.

  MLAM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the funds. For such services, the Fund pays a monthly fee at the annual rate of .75% of the average daily value of the Fund's net assets.

  MLAM and Merrill Lynch Life Agency, Inc. ("MLLA") have entered into an agreement that limits the operating expenses paid by the Fund, exclusive of any distribution fees imposed on Class B Shares, to 1.25% of its average daily net assets. Any such expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by MLAM which, in turn, will be reimbursed by MLLA.

  For the year ended December 31, 1999, Merrill Lynch, Pierce, Fenner & Smith Incorporated, a subsidiary of ML & Co., earned $17,933 in commissions on the execution of portfolio security transactions

  Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  Merrill Lynch Funds Distributor, a division of Princeton Funds Distributor, Inc. ("PFD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc., is the Fund's Distributor.

  Accounting services are provided to the Fund by MLAM at cost.

  Certain officers and/or directors of the Company are officers and/or directors of MLAM, PSI, FDS, PFD, and/or ML & Co.

3. INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the year ended

--------------------------------------------------------------------------------

December 31, 1999 were $222,725,762 and $117,358,434, respectively.

  Net realized gains (losses) for the year ended December 31, 1999 and net unrealized gains (losses) as of December 31, 1999 were as follows:

---------------------------------------------------------------------
                                         Realized        Unrealized
                                      Gains (Losses)   Gains (Losses)
---------------------------------------------------------------------
Long-term investments...............    $2,240,253      $46,819,576
Short-term investments..............          (789)              --
Foreign currency transactions.......      (149,311)          (3,507)
                                        ----------      -----------
Total...............................    $2,090,153      $46,816,069
                                        ==========      ===========
---------------------------------------------------------------------

  At December 31, 1999, net unrealized appreciation for Federal income tax purposes aggregated $46,792,019, of which $49,938,757 related to appreciated securities and $3,146,738 related to depreciated securities. At December 31, 1999, the aggregate cost of investments for Federal income tax purposes was $134,245,533.

4. CAPITAL SHARE TRANSACTIONS:

Transactions in capital shares were as follows:

-----------------------------------------------------------------
Class A for the Year Ended                              Dollar
December 31, 1999                        Shares         Amount
-----------------------------------------------------------------
Shares sold..........................  15,332,216    $170,032,328
Shares issued to shareholders in
 reinvestment of dividends and
 distributions.......................     159,398       2,277,381
                                       ----------    ------------
Total issued.........................  15,491,614     172,309,709
Shares redeemed......................  (5,100,726)    (57,819,217)
                                       ----------    ------------
Net increase.........................  10,390,888    $114,490,492
                                       ==========    ============
-----------------------------------------------------------------

-----------------------------------------------------------------
Class A for the Period June 5, 1998+                    Dollar
To December 31, 1998                      Shares        Amount
-----------------------------------------------------------------
Shares sold............................  1,598,261    $15,794,079
Shares redeemed........................    (81,504)      (810,592)
                                         ---------    -----------
Net increase...........................  1,516,757    $14,983,487
                                         =========    ===========
-----------------------------------------------------------------

+ Prior to June 5, 1998 (commencement of operations), the Fund issued 300,000 shares to MLLIC for $3,000,000.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL GROWTH FOCUS FUND
INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------
THE BOARD OF DIRECTORS AND SHAREHOLDERS,
GLOBAL GROWTH FOCUS FUND OF
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Global Growth Focus Fund of Merrill Lynch Variable Series Funds, Inc. as of December 31, 1999, the related statements of operations for the year then ended, and changes in net assets and the financial highlights for the year then ended and for the period June 5, 1998 (commencement of operations) to December 31, 1998. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1999 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Global Growth Focus Fund of Merrill Lynch Variable Series Funds, Inc. as of December 31, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
February 10, 2000

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL STRATEGY FOCUS FUND
DECEMBER 31, 1999--ANNUAL REPORT
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

  The US economy finished 1999 with strong growth, low inflation, accelerating productivity, strong earnings and rising real wages. At its meeting on November 16, 1999, the Federal Reserve Board announced its move to tighten interest rates by 25 basis points (0.25%), essentially putting short-term interest rates back to where they were before the three quarter-point cuts that were made in the fall of 1998. Monetary policy was kept steady at the central bank's last meeting in 1999 on December 21 over Year 2000 concerns, but indications point to further tightening in early 2000. (The Federal Reserve Board did raise the Federal Funds rate by 0.25% on February 2, 2000.)

  US stock markets rebounded in October and advanced on a technology-driven rally in November. Significant strength in small-capitalization stocks also emerged in November, particularly in the small cap growth sector. Overall, US stock markets ended the year at new highs. In the fixed-income area, the 30-year Treasury bond yield hit a two-year high over concerns of the continued strength of the economy and potential future action by the Federal Reserve Board.

FISCAL YEAR IN REVIEW

  For the year ended December 31, 1999, Global Strategy Focus Fund's Class A Shares had a total return of +21.37%. Foreign equities provided the highest return among asset classes during 1999. The Fund's return was enhanced by our decision to expand foreign equity representation beginning early in the year, with our focus on enlarging the commitment to Japan and expanding representation in emerging markets. This increase included the establishment of positions in Brazil, South Korea and Singapore. The allocation of significant assets to "new economy" sectors in all markets--including technology, business services, telecommunications services and telecommunications equipment--also had a positive effect on the Fund's performance. Within the United States, technology was the largest sector represented throughout the year, and this allocation proved rewarding. In contrast to 1998, the return on fixed-income securities lagged that of equities by a substantial margin, but the negative impact was limited by a significant reduction in our US bond representation during 1999.

PORTFOLIO MATTERS

  As of December 31, 1999, the asset allocation for Global Strategy Portfolio was: US stocks, 25% of net assets; foreign stocks, 54%; US bonds, 3%; foreign bonds, 16%; and cash reserves, 2%.

  Equity representation remained at 79%
of net assets during the six months ended December 31, 1999, but we shifted the asset mix in favor of foreign equities. We increased the allocation to this sector from 43% of net assets to 54% during the second half of 1999. We enlarged the Fund's representation in European technology and business services through new positions such as Epcos AG, Equant, Getronics NV, Telefonaktiebolaget LM Ericsson and Tandberg Television ASA. Overall, Europe remains the largest regional commitment, while Japan continues to be overweighted relative to the benchmark unmanaged Morgan Stanley Capital International Europe, Australasia, Far East Index. We increased the Fund's commitment to Asia (excluding Japan) through positions in City Developments Limited and Singapore Airlines Limited in Singapore. In Latin America, we continued to focus on Brazil because it offered the most favorable reward/risk potential, in our view.

  During the six months ended December 31, 1999, we reduced our US equity position from 36% of net assets to 25%. Our technology holdings accounted for nearly one-third of the Fund's US equity assets. This commitment reflects our continuing emphasis on the shares of companies where we believe a consistent and above-average rate of earnings growth could be extended over the next several years and where valuations appear to us to be reasonable relative to earnings growth potential. Consistent with this focus are the Fund's significant commitments to the consumer staples, communication services, financial and healthcare sectors.

  In the fixed-income sector, we reduced our position in US bonds from 6% of net assets to 3% during the six months ended December 31, 1999. Late in 1999, we took advantage of an interest rate rise to extend the Fund's average duration to
6.8 years, after reducing the duration earlier in the second half of 1999. In our opinion, the Federal Reserve Board will continue to tighten monetary policy in 2000 until the US economy slows down. Such a slowdown could

--------------------------------------------------------------------------------

ease fears of a resurgence of inflation and enable intermediate-term--long-term US interest rates to decline. At this time, risk in US fixed-income securities appears limited, in our view. In the foreign bond sector, we increased the Fund's representation from 13% of net assets to 16% during the second half of 1999. We maintained positions in German and UK bonds throughout the second half of the year. We reestablished a position in New Zealand bonds during the latter part of 1999, taking advantage of a widening yield differential between New Zealand and US bonds of similar maturities.

IN CONCLUSION

  We appreciate your investment in Global Strategy Focus Fund of Merrill Lynch Variable Series Funds, Inc., and we look forward to sharing our investment outlook with you in our next report to shareholders.

Sincerely,

/s/ Terry K. Glenn
Terry K. Glenn
President and Director

/s/ Thomas R. Robinson
Thomas R. Robinson
Senior Vice President and Portfolio Manager

February 7, 2000

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL STRATEGY FOCUS FUND
TOTAL RETURN BASED ON A $10,000 INVESTMENT--CLASS A SHARES
--------------------------------------------------------------------------------
[GLOBAL STRATEGY FOCUS FUND GRAPH]

A line graph depicting the growth of an investment in the Fund's Class A Shares compared to growth of an investment in the Morgan Stanley Capital International World Index and a Weighted Index. Beginning and ending values are:

                                                  2/28/92**        12/99
Global Strategy
Focus Fund+--Class A Shares*                      $10,000         $22,660
Morgan Stanley Capital
International World Index++                       $10,000         $31,177
Weighted Index+++                                 $10,000         $26,208

*Assuming transaction costs and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses.
**Commencement of operations.
+Global Strategy Focus Fund invests primarily in a portfolio of equity and fixed-income securities of US and foreign issuers.
++This unmanaged market capitalization-weighted Index is comprised of a representative sampling of stocks of large-, medium-, and small-capitalization companies in 22 countries, including the United States.
+++This unmanaged Index, which is an equally weighted blend of the Morgan Stanley Capital International World Index, the Salomon Brothers World Government Bond Index and the Salomon Brothers World Money Market Index, is comprised of a representative sampling of stocks of large-, medium-, and small-capitalization companies in 22 countries, government bonds and money market securities in the major markets, including the United States.
Past performance is not predictive of future performance.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL STRATEGY FOCUS FUND
AVERAGE ANNUAL TOTAL RETURN--CLASS A SHARES
--------------------------------------------------------------------------------
PERIOD COVERED                                                          % RETURN
--------------------------------------------------------------------------------
Year Ended 12/31/99                                                      +21.37%
--------------------------------------------------------------------------------
Five Years Ended 12/31/99                                                 +13.11
--------------------------------------------------------------------------------
Inception (2/28/92) to 12/31/99                                           +11.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL STRATEGY FOCUS FUND
RECENT PERFORMANCE RESULTS*
--------------------------------------------------------------------------------

                                                                6 MONTH         12 MONTH
                                                              TOTAL RETURN    TOTAL RETURN
------------------------------------------------------------------------------------------
Class A Shares                                                   +15.99%         +21.37%

--------------------------------------------------------------------------------

* Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL STRATEGY FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1999                  (IN US DOLLARS)
--------------------------------------------------------------------------------

                                   SHARES                                                                      PERCENT OF
          INDUSTRY                  HELD                             US STOCKS                     VALUE       NET ASSETS
-------------------------------------------------------------------------------------------------------------------------
AEROSPACE & DEFENSE                      34,302      United Technologies Corporation..........  $  2,229,630       0.3%
-------------------------------------------------------------------------------------------------------------------------
APPLICATION DEVELOPMENT                  28,480      +Siebel Systems, Inc. ...................     2,399,440       0.3
SOFTWARE
-------------------------------------------------------------------------------------------------------------------------
BANKING                                  38,128      Bank of America Corporation..............     1,913,549       0.3
                                         78,330      The Bank of New York Company, Inc. ......     3,133,200       0.4
                                         12,400      The Chase Manhattan Corporation..........       963,325       0.1
                                         49,100      Citigroup Inc. ..........................     2,728,119       0.4
                                         54,660      Wells Fargo Company......................     2,210,314       0.3
                                                                                                ------------     -----
                                                                                                  10,948,507       1.5
-------------------------------------------------------------------------------------------------------------------------
BEVERAGES                                13,000      The Coca-Cola Company....................       757,250       0.1
                                         23,600      PepsiCo, Inc. ...........................       831,900       0.1
                                                                                                ------------     -----
                                                                                                   1,589,150       0.2
-------------------------------------------------------------------------------------------------------------------------
BROADCASTING/CABLE                       47,290      AT&T Corp. ..............................     2,399,968       0.3
                                        108,000      +AT&T Corp.-Liberty Media Group (Class
                                                       A).....................................     6,129,000       0.9
                                         14,440      +Clear Channel Communications, Inc. .....     1,288,770       0.2
                                         14,600      +UnitedGlobalCom Inc. (Class A)..........     1,025,650       0.1
                                                                                                ------------     -----
                                                                                                  10,843,388       1.5
-------------------------------------------------------------------------------------------------------------------------
BUILDING PRODUCTS                        27,400      +American Tower Corporation (Class A)....       837,413       0.1
-------------------------------------------------------------------------------------------------------------------------
BUSINESS SERVICES                         6,700      +Oracle Corporation......................       750,400       0.1
-------------------------------------------------------------------------------------------------------------------------
CABLE                                   130,500      +Charter Communications, Inc. (Class
                                                       A).....................................     2,854,688       0.4
-------------------------------------------------------------------------------------------------------------------------
CHEMICALS                                21,713      E.I. du Pont de Nemours and Company......     1,430,344       0.2
                                         29,446      Rohm and Haas Company....................     1,198,084       0.2
                                                                                                ------------     -----
                                                                                                   2,628,428       0.4
-------------------------------------------------------------------------------------------------------------------------
COMMERCIAL SERVICES                      22,000      +Convergys Corporation...................       676,500       0.1
-------------------------------------------------------------------------------------------------------------------------
COMMUNICATION EQUIPMENT                  73,485      +MCI WorldCom Inc. ......................     3,894,705       0.5
-------------------------------------------------------------------------------------------------------------------------
COMPUTER SERVICES                         8,000      +America Online, Inc. ...................       603,500       0.1
                                         86,130      +Cisco Systems, Inc. ....................     9,221,293       1.3
                                         24,300      International Business Machines
                                                       Corporation............................     2,624,400       0.3
                                                                                                ------------     -----
                                                                                                  12,449,193       1.7
-------------------------------------------------------------------------------------------------------------------------
COMPUTER SOFTWARE                         3,500      +i2 Technologies, Inc. ..................       681,188       0.1
                                         11,600      +Symantec Corporation....................       680,050       0.1
                                          2,100      +Yahoo! Inc. ............................       908,644       0.1
                                                                                                ------------     -----
                                                                                                   2,269,882       0.3
-------------------------------------------------------------------------------------------------------------------------
COMPUTERS                                25,300      Compaq Computer Corporation..............       684,681       0.1
                                         32,030      +EMC Corporation.........................     3,499,278       0.5
                                          6,400      +Gateway Inc. ...........................       461,200       0.1
                                         39,300      +Sun Microsystems, Inc. .................     3,040,838       0.4
                                         50,500      Tandy Corporation........................     2,483,969       0.3
                                                                                                ------------     -----
                                                                                                  10,169,966       1.4
-------------------------------------------------------------------------------------------------------------------------
CONGLOMERATES                            49,970      The Dial Corporation.....................     1,214,896       0.2
                                         13,500      Honeywell International Inc. ............       778,781       0.1
                                                                                                ------------     -----
                                                                                                   1,993,677       0.3
-------------------------------------------------------------------------------------------------------------------------
COSMETICS                                12,000      The Gillette Company.....................       494,250       0.1
-------------------------------------------------------------------------------------------------------------------------
ELECTRIC & GAS                           31,200      +Calpine Corporation.....................     1,996,800       0.3
-------------------------------------------------------------------------------------------------------------------------
ELECTRICAL & ELECTRONICS                  8,000      +The AES Corporation.....................       598,000       0.1
-------------------------------------------------------------------------------------------------------------------------
ELECTRONIC COMPONENTS                    53,600      General Electric Company.................     8,294,600       1.1
-------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL STRATEGY FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1999 (CONTINUED)      (IN US DOLLARS)
--------------------------------------------------------------------------------

                                   SHARES                                                                      PERCENT OF
          INDUSTRY                  HELD                             US STOCKS                     VALUE       NET ASSETS
-------------------------------------------------------------------------------------------------------------------------
ELECTRONICS                               2,700      +Broadcom Corporation (Class A)..........  $    735,244       0.1%
                                         28,200      Intel Corporation........................     2,319,450       0.3
                                          9,600      Texas Instruments Incorporated...........       930,000       0.1
                                                                                                ------------     -----
                                                                                                   3,984,694       0.5
-------------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES                       39,550      Associates First Capital Corporation
                                                       (Class A)..............................     1,085,153       0.2
-------------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES--                     33,300      Household International, Inc. ...........     1,240,425       0.2
CONSUMER
-------------------------------------------------------------------------------------------------------------------------
FOODS                                    98,060      +Keebler Foods Company...................     2,757,938       0.4
-------------------------------------------------------------------------------------------------------------------------
HEALTHCARE--PRODUCTS &                   31,500      Columbia/HCA Healthcare Corporation......       923,344       0.1
SERVICES
-------------------------------------------------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS                       22,900      Colgate-Palmolive Company................     1,488,500       0.2
                                         16,800      The Procter & Gamble Company.............     1,840,650       0.3
                                                                                                ------------     -----
                                                                                                   3,329,150       0.5
-------------------------------------------------------------------------------------------------------------------------
INFORMATION PROCESSING                   31,000      +Unisys Corporation......................       990,063       0.1
-------------------------------------------------------------------------------------------------------------------------
INSURANCE                                30,840      AXA Financial, Inc. .....................     1,044,705       0.2
                                         15,187      American International Group, Inc. ......     1,642,094       0.2
                                                                                                ------------     -----
                                                                                                   2,686,799       0.4
-------------------------------------------------------------------------------------------------------------------------
INTERNETWORKING                           2,500      +InfoSpace.com, Inc. ....................       534,844       0.0
                                          7,000      +Inktomi Corporation.....................       620,375       0.1
                                          3,900      +Internet Capital Group, Inc. ...........       661,294       0.1
                                                                                                ------------     -----
                                                                                                   1,816,513       0.2
-------------------------------------------------------------------------------------------------------------------------
LASER SYSTEMS & COMPONENTS               42,760      +JDS Uniphase Corporation................     6,895,050       0.9
-------------------------------------------------------------------------------------------------------------------------
MACHINERY & EQUIPMENT                    11,331      Caterpillar Inc. ........................       533,265       0.1
-------------------------------------------------------------------------------------------------------------------------
MANUFACTURING                            16,520      Millipore Corporation....................       638,085       0.1
-------------------------------------------------------------------------------------------------------------------------
MEDICAL TECHNOLOGY                       20,830      Johnson & Johnson........................     1,939,794       0.3
-------------------------------------------------------------------------------------------------------------------------
METALS                                   37,515      Alcoa Inc. ..............................     3,113,745       0.4
-------------------------------------------------------------------------------------------------------------------------
NATURAL GAS                              66,600      Enron Corp. .............................     2,955,375       0.4
-------------------------------------------------------------------------------------------------------------------------
NATURAL RESOURCES                        38,800      Burlington Resources Inc. ...............     1,282,825       0.2
-------------------------------------------------------------------------------------------------------------------------
OIL--INTEGRATED                          46,337      Exxon Mobil Corporation..................     3,733,025       0.5
-------------------------------------------------------------------------------------------------------------------------
OIL SERVICES                             50,000      Schlumberger Limited.....................     2,812,500       0.4
                                          9,680      Transocean Sedco Forex Inc. .............       326,095       0.0
                                                                                                ------------     -----
                                                                                                   3,138,595       0.4
-------------------------------------------------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS                  26,800      International Paper Company..............     1,512,525       0.2
-------------------------------------------------------------------------------------------------------------------------
PETROLEUM                                41,700      Unocal Corporation.......................     1,399,556       0.2
-------------------------------------------------------------------------------------------------------------------------
PHARMACEUTICAL--DIVERSIFIED              20,810      American Home Products Corporation.......       820,694       0.1
                                         41,900      Bristol-Myers Squibb Company.............     2,689,456       0.4
                                                                                                ------------     -----
                                                                                                   3,510,150       0.5
-------------------------------------------------------------------------------------------------------------------------
PHARMACEUTICAL--                         19,380      Pharmacia & Upjohn, Inc. ................       872,100       0.1
PRESCRIPTION
-------------------------------------------------------------------------------------------------------------------------
PHARMACEUTICALS                          36,640      Cardinal Health, Inc. ...................     1,754,140       0.2
                                          5,800      Eli Lilly and Company....................       385,700       0.1
                                         47,270      Merck & Co., Inc. .......................     3,170,044       0.4
                                         55,560      Pfizer Inc. .............................     1,802,228       0.3
                                                                                                ------------     -----
                                                                                                   7,112,112       1.0
-------------------------------------------------------------------------------------------------------------------------
RADIO & TELEVISION                       48,000      +AMFM Inc. ..............................     3,756,000       0.5
-------------------------------------------------------------------------------------------------------------------------
RESTAURANTS                              61,600      McDonald's Corporation...................     2,483,250       0.3
-------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL STRATEGY FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1999 (CONTINUED)      (IN US DOLLARS)
--------------------------------------------------------------------------------

                                   SHARES                                                                      PERCENT OF
          INDUSTRY                  HELD                             US STOCKS                     VALUE       NET ASSETS
-------------------------------------------------------------------------------------------------------------------------
RETAIL                                   23,000      +Federated Department Stores, Inc. ......  $  1,162,938       0.2%
                                         45,840      Lowe's Companies, Inc. ..................     2,738,940       0.4
                                         66,450      +Safeway Inc. ...........................     2,363,128       0.3
                                         53,950      Wal-Mart Stores, Inc. ...................     3,729,294       0.5
                                                                                                ------------     -----
                                                                                                   9,994,300       1.4
-------------------------------------------------------------------------------------------------------------------------
SEMICONDUCTORS                           13,410      Motorola, Inc. ..........................     1,974,623       0.3
-------------------------------------------------------------------------------------------------------------------------
SOFTWARE--COMPUTER                       74,950      +Microsoft Corporation...................     8,745,728       1.2
                                         20,000      +Network Associates, Inc. ...............       532,500       0.1
                                                                                                ------------     -----
                                                                                                   9,278,228       1.3
-------------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS                       21,000      +3Com Corporation........................       985,688       0.1
                                         14,800      +Adelphia Business Solutions, Inc. ......       700,225       0.1
                                         25,700      +Amdocs Limited..........................       886,650       0.1
                                         58,970      GTE Corporation..........................     4,161,071       0.6
                                         13,000      +Global TeleSystems Group, Inc. .........       450,125       0.1
                                         22,040      Lucent Technologies Inc. ................     1,648,868       0.2
                                                                                                ------------     -----
                                                                                                   8,832,627       1.2
-------------------------------------------------------------------------------------------------------------------------
TRANSPORT SERVICES                        9,500      United Parcel Service, Inc. (Class B)....       655,500       0.1
-------------------------------------------------------------------------------------------------------------------------
UTILITIES--COMMUNICATIONS                72,853      SBC Communications Inc. .................     3,551,584       0.5
-------------------------------------------------------------------------------------------------------------------------
WIRELESS COMMUNICATION--                  8,800      +Nextel Communications, Inc. (Class A)...       906,950       0.1
DOMESTIC PAGING                          13,800      +Sprint Corp. (PCS Group)................     1,414,500       0.2
& CELLULAR

                                                                                                ------------     -----
                                                                                                   2,321,450       0.3
-------------------------------------------------------------------------------------------------------------------------
                                                     TOTAL US STOCKS (COST--$124,549,868)        178,216,460      24.5
-------------------------------------------------------------------------------------------------------------------------
          COUNTRY                                                FOREIGN STOCKS++
-------------------------------------------------------------------------------------------------------------------------
AUSTRALIA                               227,500      Broken Hill Proprietary Company Limited
                                                       (19)...................................     2,974,484       0.4
                                         38,700      The News Corporation Limited (Preferred)
                                                       (ADR)* (46)............................     1,294,031       0.2
-------------------------------------------------------------------------------------------------------------------------
                                                     TOTAL INVESTMENTS IN AUSTRALIA                4,268,515       0.6
-------------------------------------------------------------------------------------------------------------------------
AUSTRIA                                  41,100      Mayr-Melnhof Karton AG (43)..............     1,903,834       0.3
-------------------------------------------------------------------------------------------------------------------------
                                                     TOTAL INVESTMENTS IN AUSTRIA                  1,903,834       0.3
-------------------------------------------------------------------------------------------------------------------------
BERMUDA                                  16,500      +Global Crossing Ltd. (51)...............       823,969       0.1
-------------------------------------------------------------------------------------------------------------------------
                                                     TOTAL INVESTMENTS IN BERMUDA                    823,969       0.1
-------------------------------------------------------------------------------------------------------------------------
BRAZIL                                   92,600      Aracruz Celulose SA (ADR)* (43)..........     2,430,750       0.3
                                         84,800      Companhia Vale do Rio Doce 'A'
                                                       (Preferred) (39).......................     2,350,333       0.3
                                         71,400      Embratel Participacoes SA (ADR)* (51)....     1,945,650       0.3
                                      5,160,000      Petroleo Brasileiro SA (42)..............     1,144,038       0.1
                                         15,600      Telecomunicacoes Brasileiras SA-Telebras
                                                       Preferred (Block) (ADR)* (51)..........     2,004,600       0.3
-------------------------------------------------------------------------------------------------------------------------
                                                     TOTAL INVESTMENTS IN BRAZIL                   9,875,371       1.3
-------------------------------------------------------------------------------------------------------------------------
CANADA                                   46,000      Alberta Energy Company Ltd. (41).........     1,428,867       0.2
                                         40,900      BCE Inc.(51).............................     3,688,669       0.5
                                        199,900      Domtar, Inc. (43)........................     2,359,557       0.3
                                         44,200      Nortel Networks Corporation (13).........     4,464,200       0.6
                                         77,200      Teleglobe Inc. (51)......................     1,751,475       0.3
-------------------------------------------------------------------------------------------------------------------------
                                                     TOTAL INVESTMENTS IN CANADA                  13,692,768       1.9
-------------------------------------------------------------------------------------------------------------------------
DENMARK                                  12,900      +ISS International Service System A/S 'B'
                                                       (30)...................................       867,928       0.1
-------------------------------------------------------------------------------------------------------------------------
                                                     TOTAL INVESTMENTS IN DENMARK                    867,928       0.1
-------------------------------------------------------------------------------------------------------------------------
FINLAND                                 116,900      Amer Group Ltd. (19).....................     2,372,024       0.3
                                         29,700      Nokia Oyj (13)...........................     5,383,422       0.8

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL STRATEGY FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1999 (CONTINUED)      (IN US DOLLARS)
--------------------------------------------------------------------------------

                                   SHARES                                                                      PERCENT OF
          COUNTRY                   HELD                         FOREIGN STOCKS++                  VALUE       NET ASSETS
-------------------------------------------------------------------------------------------------------------------------
FINLAND                                  80,000      Sampo Insurance Company Ltd. 'A' (32)....  $  2,795,432       0.4%
(CONCLUDED)                              57,400      UPM-Kymmene Oyj (43).....................     2,312,072       0.3
-------------------------------------------------------------------------------------------------------------------------
                                                     TOTAL INVESTMENTS IN FINLAND                 12,862,950       1.8
-------------------------------------------------------------------------------------------------------------------------
FRANCE                                    5,800      +Atos SA (32)............................       961,363       0.1
                                         56,400      Aventis SA (12)..........................     3,277,060       0.5
                                         27,800      Axa (32).................................     3,874,453       0.5
                                         18,600      Banque Nationale de Paris (BNP) (6)......     1,715,686       0.3
                                          6,250      Cap Gemini SA (31).......................     1,586,025       0.2
                                         12,510      Carrefour SA (38)........................     2,306,615       0.3
                                         37,000      France Telecom SA (51)...................     4,892,107       0.7
                                          9,000      Groupe Danone (25).......................     2,120,742       0.3
                                         63,100      Pechiney SA 'A' (39).....................     4,508,284       0.6
                                         42,500      STMicroelectronics NV (NY Registered
                                                       Shares) (49)...........................     6,436,094       0.9
                                         65,500      Scor (32)................................     2,888,982       0.4
                                          7,165      Societe Generale 'A' (6).................     1,666,701       0.2
                                         63,800      Thomson CSF (21).........................     2,106,646       0.3
                                         29,300      +Thomson Multimedia (23).................     1,578,523       0.2
                                         37,600      Total Fina SA 'B' (41)...................     5,016,874       0.7
                                         49,200      Vivendi (55).............................     4,441,655       0.6
-------------------------------------------------------------------------------------------------------------------------
                                                     TOTAL INVESTMENTS IN FRANCE                  49,377,810       6.8
-------------------------------------------------------------------------------------------------------------------------
GERMANY                                  15,300      BASF AG (12).............................       785,762       0.1
                                         22,300      Deutsche Bank AG (Registered Shares)
                                                       (6)....................................     1,882,944       0.3
                                         30,000      Dresdner Bank AG (Registered Shares)
                                                       (6)....................................     1,631,340       0.2
                                         42,389      +Epcos AG (22)...........................     3,180,086       0.4
                                         36,700      Henkel KGaA (Preferred) (12).............     2,420,677       0.3
                                         20,000      Mannesmann AG (36).......................     4,823,530       0.7
                                         18,200      RWE AG (19)..............................       712,936       0.1
                                         24,200      Siemens AG (23)..........................     3,077,855       0.4
                                         43,800      Veba AG (40).............................     2,128,143       0.3
-------------------------------------------------------------------------------------------------------------------------
                                                     TOTAL INVESTMENTS IN GERMANY                 20,643,273       2.8
-------------------------------------------------------------------------------------------------------------------------
HONG KONG                               145,800      Hutchison Whampoa Limited (40)...........     2,119,568       0.3
-------------------------------------------------------------------------------------------------------------------------
                                                     TOTAL INVESTMENTS IN HONG KONG                2,119,568       0.3
-------------------------------------------------------------------------------------------------------------------------
IRELAND                                 360,000      Bank of Ireland (6)......................     2,863,908       0.4
-------------------------------------------------------------------------------------------------------------------------
                                                     TOTAL INVESTMENTS IN IRELAND                  2,863,908       0.4
-------------------------------------------------------------------------------------------------------------------------
ITALY                                   462,000      ENI SpA (41).............................     2,540,178       0.4
                                         94,250      Mondadori (Arnoldo) Editore SpA (46).....     2,989,657       0.4
-------------------------------------------------------------------------------------------------------------------------
                                                     TOTAL INVESTMENTS IN ITALY                    5,529,835       0.8
-------------------------------------------------------------------------------------------------------------------------
JAPAN                                   240,000      The Bank of Tokyo-Mitsubishi, Ltd. (7)...     3,344,358       0.5
                                         92,000      Bridgestone Corp. (52)...................     2,025,639       0.3
                                        137,000      The Daimaru, Inc. (48)...................       463,861       0.1
                                            507      East Japan Railway Company (53)..........     2,733,702       0.4
                                         94,000      Fujitsu Limited (23).....................     4,286,525       0.6
                                        123,000      Hitachi Ltd. (23)........................     1,973,970       0.3
                                         60,000      Honda Motor Co., Ltd. (3)................     2,231,138       0.3
                                         12,600      +Internet Initiative Japan Inc.
                                                       (ADR)* (23)............................     1,222,200       0.2
                                         37,000      +Ito-Yokado Co., Ltd. (48)...............     4,018,984       0.6
                                        108,000      Kao Corporation (17).....................     3,080,732       0.4
                                          6,500      Keyence Corporation (23).................     2,639,691       0.4
                                         32,000      Kyocera Corporation (23).................     8,298,268       1.1
                                        168,000      Marui Co., Ltd. (38).....................     2,508,739       0.3
                                        154,000      Matsushita Electric Industrial Company,
                                                       Ltd. (23)..............................     4,264,801       0.6
                                        127,000      Minebea Company Ltd. (35)................     2,178,599       0.3
                                        175,000      +Mitsukoshi, Ltd. (48)...................       616,499       0.1
                                        192,000      NEC Corporation (15).....................     4,575,007       0.6

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL STRATEGY FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1999 (CONTINUED)      (IN US DOLLARS)
--------------------------------------------------------------------------------

                                   SHARES                                                                      PERCENT OF
          COUNTRY                   HELD                         FOREIGN STOCKS++                  VALUE       NET ASSETS
-------------------------------------------------------------------------------------------------------------------------
JAPAN                                       256      +NTT Mobile Communications Network, Inc.
(CONCLUDED)                                            (51)...................................  $  9,845,190       1.3%
                                        847,000      Nippon Sheet Glass Company, Ltd. (26)....     4,392,895       0.6
                                        750,000      Nippon Steel Corporation (50)............     1,754,085       0.2
                                            311      Nippon Telegraph & Telephone Corporation
                                                       (NTT) (23).............................     5,325,863       0.7
                                        121,000      Olympus Optical Co., Ltd. (19)...........     1,710,979       0.2
                                         24,000      Orix Corporation (24)....................     5,406,400       0.7
                                         17,000      Rohm Company Ltd. (23)...................     6,986,985       1.0
                                        309,000      The Sanwa Bank, Ltd. (7).................     3,758,557       0.5
                                         52,000      Shin-Etsu Chemical Co., Ltd. (12)........     2,238,967       0.3
                                          7,500      Softbank Corporation (18)................     7,177,806       1.0
                                         23,000      Sony Corporation (ADR)* (2)..............     6,549,250       0.9
                                        249,000      The Sumitomo Bank, Ltd. (6)..............     3,408,856       0.5
                                         30,000      TDK Corporation (23).....................     4,142,284       0.6
                                         64,000      Takeda Chemical Industries, Ltd. (45)....     3,162,736       0.4
                                        212,000      The Tokio Marine & Fire Insurance Co.
                                                       Ltd. (32)..............................     2,479,108       0.3
                                        370,000      Toshiba Corporation (23).................     2,824,151       0.4
                                         86,000      Toyota Motor Corporation (3).............     4,165,770       0.6
                                         22,000      Toyota Motor Corporation (ADR)* (3)......     2,142,250       0.3
-------------------------------------------------------------------------------------------------------------------------
                                                     TOTAL INVESTMENTS IN JAPAN                  127,934,845      17.6
-------------------------------------------------------------------------------------------------------------------------
NETHERLANDS                              48,500      ABN AMRO Holding NV (6)..................     1,211,220       0.2
                                         14,400      +ASM Lithography Holding NV (22).........     1,599,438       0.2
                                         15,400      Akzo Nobel NV (12).......................       772,288       0.1
                                         51,100      +Baan Company, NV (14)...................       721,951       0.1
                                        108,000      CSM NV (25)..............................     2,305,627       0.3
                                          8,700      +Equant (15).............................       987,353       0.1
                                         13,700      Getronics NV (14)........................     1,092,635       0.2
                                         42,126      Koninklijke Ahold NV (25)................     1,246,750       0.2
                                         13,608      Koninklijke (Royal) Philips Electronics
                                                       NV (NY Registered Shares) (23).........     1,837,080       0.3
                                         28,928      Unilever NV 'A' (37).....................     1,597,516       0.2
                                         93,700      VNU NV (46)..............................     4,923,491       0.7
                                         39,200      Vedior NV 'A' (29).......................       402,639       0.0
                                         47,800      Vendex KBB NV (48).......................     1,270,753       0.2
                                         75,600      Wolters Kluwer NV 'A' (9)................     2,557,941       0.3
-------------------------------------------------------------------------------------------------------------------------
                                                     TOTAL INVESTMENTS IN THE NETHERLANDS         22,526,682       3.1
-------------------------------------------------------------------------------------------------------------------------
NORWAY                                   82,900      Bergesen d.y. ASA 'B' (53)...............     1,418,953       0.2
                                        197,800      Merkantildata ASA (14)...................     2,397,126       0.3
                                        133,300      +Tandberg Television ASA (51)............     1,848,613       0.3
-------------------------------------------------------------------------------------------------------------------------
                                                     TOTAL INVESTMENTS IN NORWAY                   5,664,692       0.8
-------------------------------------------------------------------------------------------------------------------------
SINGAPORE                               298,000      City Developments Limited (16)...........     1,745,045       0.3
                                         82,573      DBS Group Holdings Limited (7)...........     1,353,900       0.2
                                         78,600      +Flextronics International Ltd. (22).....     3,615,600       0.5
                                        153,700      Singapore Airlines Limited (1)...........     1,744,703       0.2
-------------------------------------------------------------------------------------------------------------------------
                                                     TOTAL INVESTMENTS IN SINGAPORE                8,459,248       1.2
-------------------------------------------------------------------------------------------------------------------------
SOUTH KOREA                              46,700      Pohang Iron & Steel Company Ltd.
                                                       (ADR)* (50)............................     1,634,500       0.2
                                          5,300      Samsung Electronics (23).................     1,242,114       0.2
-------------------------------------------------------------------------------------------------------------------------
                                                     TOTAL INVESTMENTS IN SOUTH KOREA              2,876,614       0.4
-------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL STRATEGY FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1999 (CONTINUED)      (IN US DOLLARS)
--------------------------------------------------------------------------------

                                   SHARES                                                                      PERCENT OF
          COUNTRY                   HELD                         FOREIGN STOCKS++                  VALUE       NET ASSETS
-------------------------------------------------------------------------------------------------------------------------
SPAIN                                   172,000      Dinamia Capital Privado. Sociedad de
                                                       Capital Riesgo, SA (56)................  $  1,498,215       0.2%
                                        133,000      Endesa SA (54)...........................     2,639,780       0.4
                                         27,390      +Grupo Ferrovial, SA (16)................       397,177       0.0
                                         89,100      Metrovacesa, SA (47).....................     1,543,248       0.2
                                        134,400      Repsol-YPF, SA (44)......................     3,115,545       0.4
                                        175,500      +Telefonica SA (51)......................     4,382,867       0.6
                                        273,600      Uralita, SA (10).........................     1,931,361       0.3
-------------------------------------------------------------------------------------------------------------------------
                                                     TOTAL INVESTMENTS IN SPAIN                   15,508,193       2.1
-------------------------------------------------------------------------------------------------------------------------
SWEDEN                                   58,100      Autoliv, Inc. (5)........................     1,703,190       0.2
                                        163,200      Castellum AB (47)........................     1,594,726       0.2
                                         16,400      Custos AB 'A' (19).......................       398,705       0.1
                                         65,500      Custos AB 'B' (19).......................     1,573,110       0.2
                                        202,200      Fastighets AB Tornet (47)................     2,808,994       0.4
                                        102,750      ForeningsSparbanken AB (6)...............     1,512,097       0.2
                                        161,500      Haldex AB (5)............................     1,882,329       0.3
                                        254,182      Investment AB Bure (33)..................     1,735,643       0.2
                                        325,700      Nordbanken Holding AB (6)................     1,917,236       0.3
                                        175,800      +Stora Enso Oyj 'R' (43).................     3,021,756       0.4
                                         58,200      Telefonaktiebolaget LM Ericsson
                                                       'B' (51)...............................     3,747,987       0.5
                                         56,000      Volvo AB 'B' (4).........................     1,450,436       0.2
-------------------------------------------------------------------------------------------------------------------------
                                                     TOTAL INVESTMENTS IN SWEDEN                  23,346,209       3.2
-------------------------------------------------------------------------------------------------------------------------
SWITZERLAND                               1,302      Adecco SA (Registered Shares) (29).......     1,014,312       0.1
                                          6,223      Credit Suisse Group (Registered
                                                       Shares) (6)............................     1,237,406       0.2
                                          1,000      Novartis AG (Registered Shares) (20).....     1,468,870       0.2
                                            275      Roche Holding AG (45)....................     3,265,377       0.5
                                          3,320      UBS AG (Registered Shares) (7)...........       896,903       0.1
-------------------------------------------------------------------------------------------------------------------------
                                                     TOTAL INVESTMENTS IN SWITZERLAND              7,882,868       1.1
-------------------------------------------------------------------------------------------------------------------------
UNITED KINGDOM                           75,100      AstraZeneca Group PLC (20)...............     3,113,094       0.4
                                        295,600      BP Amoco PLC (41)........................     2,970,305       0.4
                                        531,000      Billiton PLC (19)........................     3,130,705       0.4
                                        143,200      British Telecommunications PLC (51)......     3,497,351       0.5
                                        161,400      +Cable & Wireless PLC (51)...............     2,732,979       0.4
                                        768,600      Devro PLC (25)...........................     1,249,979       0.2
                                        258,186      Diageo PLC (8)...........................     2,075,484       0.3
                                        127,700      Dixons Group PLC (48)....................     3,069,325       0.4
                                         69,500      +Energis PLC (51)........................     3,336,438       0.5
                                        107,000      Glaxo Wellcome PLC (45)..................     3,022,589       0.4
                                        215,300      HSBC Holdings PLC (6)....................     2,999,246       0.4
                                        551,500      Hilton Group PLC (34)....................     1,764,883       0.2
                                        395,700      Lloyds TSB Group PLC (6).................     4,947,033       0.7
                                        139,300      The Peninsular and Oriental Steam
                                                       Navigation Company (53)................     2,322,784       0.3
                                        217,900      Reckitt Benckiser PLC (28)...............     2,041,817       0.3
                                         84,250      Shell Transport & Trading Company (ADR)*
                                                       (42)...................................     4,149,313       0.6
                                        243,800      SmithKline Beecham PLC (45)..............     3,108,981       0.4
                                        296,300      +Telewest Communications PLC (11)........     1,579,544       0.2
                                        621,000      Vodafone AirTouch PLC (51)...............     3,074,918       0.4
-------------------------------------------------------------------------------------------------------------------------
                                                     TOTAL INVESTMENTS IN THE UNITED KINGDOM      54,186,768       7.4
-------------------------------------------------------------------------------------------------------------------------
                                                     TOTAL FOREIGN STOCKS (COST--$296,323,044)   393,215,848      54.1
-------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL STRATEGY FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1999 (CONCLUDED)      (IN US DOLLARS)
--------------------------------------------------------------------------------

                                    FACE                                                                       PERCENT OF
          COUNTRY                  AMOUNT                         FOREIGN BONDS++                  VALUE       NET ASSETS
-------------------------------------------------------------------------------------------------------------------------
GERMANY                        E     74,410,000      Bundes Obligation, 4.75% due 11/20/2001
                                                       (27)...................................  $ 75,651,330      10.4%
                                     29,770,000      Bundesrepublic Deutschland, 4.75% due
                                                       7/04/2028 (27).........................    24,979,973       3.5
-------------------------------------------------------------------------------------------------------------------------
                                                     TOTAL INVESTMENTS IN GERMANY                100,631,303      13.9
-------------------------------------------------------------------------------------------------------------------------
NEW ZEALAND                    NZ$   13,900,000      New Zealand Government Bond, 8% due
                                                       4/15/2004 (27).........................     7,502,591       1.0
-------------------------------------------------------------------------------------------------------------------------
                                                     TOTAL INVESTMENTS IN NEW ZEALAND              7,502,591       1.0
-------------------------------------------------------------------------------------------------------------------------
UNITED KINGDOM                L       5,720,000      United Kingdom Treasury Gilt, 7.25% due
                                                       2/07/2007(27)..........................    10,064,528       1.4
-------------------------------------------------------------------------------------------------------------------------
                                                     TOTAL INVESTMENTS IN THE UNITED KINGDOM      10,064,528       1.4
-------------------------------------------------------------------------------------------------------------------------
                                                     TOTAL FOREIGN BONDS (COST--$132,105,080)    118,198,422      16.3
-------------------------------------------------------------------------------------------------------------------------
                                                        US GOVERNMENT & AGENCY OBLIGATIONS
-------------------------------------------------------------------------------------------------------------------------
                                                     Federal National Mortgage Association:
                               US$    1,000,000      5.625% due 3/15/2001.....................       990,780       0.1
                                      1,340,000      5.75% due 2/15/2008......................     1,236,780       0.2
                                      8,300,000      5.25% due 1/15/2009......................     7,320,849       1.0
                                        750,000      6.375% due 6/15/2009.....................       716,130       0.1
                                      5,300,000      US Treasury Bonds, 6.125% due
                                                       8/15/2029..............................     5,052,384       0.7
                                                     US Treasury Notes:
                                      2,100,000      5% due 4/30/2001.........................     2,069,151       0.3
                                      1,800,000      5.75% due 6/30/2001......................     1,788,750       0.2
-------------------------------------------------------------------------------------------------------------------------
                                                     TOTAL US GOVERNMENT & AGENCY OBLIGA-
                                                     TIONS (COST--$19,455,211)                    19,174,824       2.6
-------------------------------------------------------------------------------------------------------------------------
                                                               SHORT-TERM SECURITIES
-------------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER**                   16,523,000      General Motors Acceptance Corp., 5% due
                                                       1/03/2000..............................    16,518,410       2.3
-------------------------------------------------------------------------------------------------------------------------
                                                     TOTAL SHORT-TERM SECURITIES
                                                     (COST--$16,518,410)                          16,518,410       2.3
-------------------------------------------------------------------------------------------------------------------------
                                                     TOTAL INVESTMENTS (COST--$588,951,613)...   725,323,964      99.8
                                                     OTHER ASSETS LESS LIABILITIES............     1,716,353       0.2
                                                                                                ------------     -----
                                                     NET ASSETS...............................  $727,040,317     100.0%
                                                                                                ============     =====
-------------------------------------------------------------------------------------------------------------------------

* American Depositary Receipts (ADR).
** Commercial Paper is traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Fund.

+ Non-income producing security.

++ Corresponding industry groups for foreign stocks and bonds:

 (1) Airlines                            (20) Drugs                               (39) Metals & Mining
 (2) Appliances                          (21) Electrical Equipment                (40) Multi-Industry
 (3) Automobile                          (22) Electronic Components               (41) Oil & Related
 (4) Automobile & Equipment              (23) Electronics                         (42) Oil--Integrated
 (5) Auto--Parts                         (24) Finance                             (43) Paper & Forest Products
 (6) Banking                             (25) Foods                               (44) Petroleum
 (7) Banking & Financial                 (26) Glass                               (45) Pharmaceutical
 (8) Beverages                           (27) Government (Bonds)                  (46) Printing & Publishing
 (9) Broadcasting & Publishing           (28) Hardware Products                   (47) Real Estate
(10) Building Materials                  (29) Human Resources                     (48) Retail Stores
(11) Cable Television Services           (30) Industrial--Services                (49) Semiconductor Capital Equipment
(12) Chemicals                           (31) Information Processing              (50) Steel
(13) Communication Equipment             (32) Insurance                           (51) Telecommunications
(14) Computer Software                   (33) Investment Management               (52) Tires & Rubber
(15) Computers                           (34) Leisure                             (53) Transport Services
(16) Construction                        (35) Machine Tools & Machinery           (54) Utilities--Electric
(17) Cosmetics                           (36) Machinery & Equipment               (55) Utilities--Water
(18) Distribution                        (37) Manufacturing                       (56) Venture Capital
(19) Diversified                         (38) Merchandising

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL STRATEGY FOCUS FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 1999
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (identified cost--$588,951,613).......                $725,323,964
Cash........................................................                       1,493
Receivables:
  Securities sold...........................................  $2,757,819
  Interest..................................................   1,672,398
  Dividends.................................................     626,987
  Capital shares sold.......................................       2,918       5,060,122
                                                              ----------
Prepaid expenses and other assets...........................                      49,909
                                                                            ------------
Total assets................................................                 730,435,488
                                                                            ------------
-----------------------------------------------------------------------------------------
LIABILITIES:
Payables:
  Securities purchased......................................   2,547,064
  Investment adviser........................................     429,772
  Capital shares redeemed...................................     245,731       3,222,567
                                                              ----------
Accrued expenses and other liabilities......................                     172,604
                                                                            ------------
Total liabilities...........................................                   3,395,171
                                                                            ------------
-----------------------------------------------------------------------------------------
NET ASSETS..................................................                $727,040,317
                                                                            ============
-----------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class A Shares of Common Stock, $.10 par value, 200,000,000
  shares authorized+........................................                $  5,145,299
Paid-in capital in excess of par............................                 584,428,699
Accumulated distributions in excess of investment
  income--net...............................................                  (2,487,324)
Undistributed realized capital gains on investments and
  foreign currency transactions--net........................                   3,618,782
Unrealized appreciation on investments and foreign currency
  transactions--net.........................................                 136,334,861
                                                                            ------------
NET ASSETS..................................................                $727,040,317
                                                                            ============
-----------------------------------------------------------------------------------------
NET ASSET VALUE:
Class A--Based on net assets of $727,040,317 and 51,452,988
  shares outstanding........................................                $      14.13
                                                                            ============
-----------------------------------------------------------------------------------------

+ The Fund is also authorized to issue 200,000,000 Class B Shares.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL STRATEGY FOCUS FUND
STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 1999
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest and discount earned................................                 $  9,205,827
Dividends (net of $615,760 foreign withholding tax).........                    6,270,596
Other income................................................                       25,110
                                                                             ------------
Total income................................................                   15,501,533
                                                                             ------------
-----------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees....................................  $ 4,535,540
Custodian fees..............................................      238,503
Accounting services.........................................      134,566
Professional fees...........................................       80,661
Printing and shareholder reports............................       79,563
Directors' fees and expenses................................       16,090
Transfer agent fees.........................................        5,010
Pricing services............................................        4,781
Other.......................................................       10,813
                                                              -----------
Total expenses..............................................                    5,105,527
                                                                             ------------
Investment income--net......................................                   10,396,006
                                                                             ------------
-----------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS & FOREIGN
  CURRENCY TRANSACTIONS--NET:
Realized gain from:
  Investments--net..........................................   78,265,077
  Foreign currency transactions--net........................      124,348      78,389,425
                                                              -----------
Change in unrealized appreciation/depreciation on:
  Investments--net..........................................   46,034,563
  Foreign currency transactions--net........................     (267,392)     45,767,171
                                                              -----------    ------------
Net realized and unrealized gain on investments and foreign
  currency transactions.....................................                  124,156,596
                                                                             ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........                 $134,552,602
                                                                             ============
-----------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL STRATEGY FOCUS FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                         FOR THE
                                                                       YEAR ENDED
                                                                      DECEMBER 31,
                                                              -----------------------------
INCREASE (DECREASE) IN NET ASSETS:                                1999            1998
-------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................  $ 10,396,006    $  19,776,143
Realized gain on investments and foreign currency
  transactions--net.........................................    78,389,425        1,127,496
Change in unrealized appreciation/depreciation on
  investments and foreign currency transactions--net........    45,767,171       47,215,144
                                                              ------------    -------------
Net increase in net assets resulting from operations........   134,552,602       68,118,783
                                                              ------------    -------------
-------------------------------------------------------------------------------------------
DIVIDENDS & DISTRIBUTIONS TO SHAREHOLDERS:
Investment income--net:
  Class A...................................................   (14,746,772)     (32,818,349)
In excess of investment income--net:
  Class A...................................................    (2,747,792)              --
Realized gain on investments--net:
  Class A...................................................   (78,043,311)    (100,559,993)
In excess of realized gain on investments--net:
  Class A...................................................            --       (8,809,833)
                                                              ------------    -------------
Net decrease in net assets resulting from dividends and
  distributions to shareholders.............................   (95,537,875)    (142,188,175)
                                                              ------------    -------------
-------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Net decrease in net assets derived from capital share
  transactions..............................................   (78,000,222)     (29,551,610)
                                                              ------------    -------------
-------------------------------------------------------------------------------------------
NET ASSETS:
Total decrease in net assets................................   (38,985,495)    (103,621,002)
Beginning of year...........................................   766,025,812      869,646,814
                                                              ------------    -------------
End of year*................................................  $727,040,317    $ 766,025,812
                                                              ============    =============
-------------------------------------------------------------------------------------------
* Undistributed (accumulated distributions in excess of)
  investment income--net....................................  $ (2,487,324)   $   4,350,766
                                                              ============    =============
-------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL STRATEGY FOCUS FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                     CLASS A
                                                               ----------------------------------------------------
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE BEEN DERIVED                FOR THE YEAR ENDED DECEMBER 31,
FROM INFORMATION PROVIDED IN THE FINANCIAL STATEMENTS.         ----------------------------------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:                         1999++      1998       1997       1996       1995
-------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year..........................   $  13.41   $  14.71   $  13.87   $  12.55   $  11.73
                                                               --------   --------   --------   --------   --------
Investment income--net......................................        .20        .34        .35        .28        .39
Realized and unrealized gain on investments and foreign
  currency transactions--net................................       2.58        .76       1.21       1.33        .82
                                                               --------   --------   --------   --------   --------
Total from investment operations............................       2.78       1.10       1.56       1.61       1.21
                                                               --------   --------   --------   --------   --------
Less dividends and distributions:
  Investment income--net....................................       (.30)      (.55)      (.30)      (.29)      (.39)
  In excess of investment income--net.......................       (.05)        --         --         --         --
  Realized gain on investments--net.........................      (1.71)     (1.70)      (.42)        --         --+
  In excess of realized gain on investments--net............         --       (.15)        --         --         --
                                                               --------   --------   --------   --------   --------
Total dividends and distributions...........................      (2.06)     (2.40)      (.72)      (.29)      (.39)
                                                               --------   --------   --------   --------   --------
Net asset value, end of year................................   $  14.13   $  13.41   $  14.71   $  13.87   $  12.55
                                                               ========   ========   ========   ========   ========
-------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:*
Based on net asset value per share..........................     21.37%      8.87%     11.94%     13.17%     10.60%
                                                               ========   ========   ========   ========   ========
-------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses....................................................       .73%       .72%       .73%       .71%       .72%
                                                               ========   ========   ========   ========   ========
Investment income--net......................................      1.49%      2.40%      2.33%      2.68%      3.33%
                                                               ========   ========   ========   ========   ========
-------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of year (in thousands)......................   $727,040   $766,026   $869,647   $870,203   $540,242
                                                               ========   ========   ========   ========   ========
Portfolio turnover..........................................    103.76%    120.59%    108.66%    173.44%     27.23%
                                                               ========   ========   ========   ========   ========
-------------------------------------------------------------------------------------------------------------------

* Total investment returns exclude insurance-related fees and expenses.

+ Amount is less than $.01 per share.

++ Based on average shares outstanding.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL STRATEGY FOCUS FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 18 separate funds. Each fund offers two classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies, that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Class A and Class B Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class and Class B Shares bear certain expenses related to the distribution of such shares. Global Strategy Focus Fund (the "Fund") is classified as "non-diversified," as defined in the Investment Company Act of 1940. The Fund's financial statements are prepared in accordance with generally accepted accounting principles, which may require the use of management accruals and estimates. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the closing bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. Portfolio securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Futures contracts are valued at the settlement price at the close of the applicable exchange. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company.

  (b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts.

- Options--The Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid or received is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

  Written and purchased options are non-income producing investments.

- Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a

--------------------------------------------------------------------------------

realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

- Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

  (c) Foreign currency transactions--Trans-actions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets and liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

  (d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

  (e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

  (f) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Distributions in excess of net investment income and net realized capital gains are due primarily to differing tax treatments for foreign currency transactions.

  (g) Reclassification--Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, current year's permanent book/tax differences of $260,468 have been reclassified between accumulated distributions in excess of net investment income and undistributed net realized capital gains. These reclassifications have no effect on net assets or net asset value per share.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner.

  MLAM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the funds. For such services, the Fund pays a monthly fee at the annual rate of .65% of the average daily value of the Fund's net assets.

  MLAM and Merrill Lynch Life Agency, Inc. ("MLLA") have entered into an agreement that limits the operating expenses paid by the Fund, exclusive of any distribution fees imposed on Class B Shares, to 1.25% of its average daily net assets. Any expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by MLAM which, in turn, will be reimbursed by MLLA.

  For the year ended December 31, 1999, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., earned $129,797 in commissions on the execution of portfolio security transactions.

  For the year ended December 31, 1999, Merrill Lynch Security Pricing Service, an affiliate of MLPF&S, earned $285 for providing security price quotations to compute the Fund's net asset value.

  Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  Merrill Lynch Funds Distributor, a division of Princeton Funds Distributor, Inc. ("PFD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc., is the Fund's distributor.

  Accounting services are provided to the Fund by MLAM at cost.

--------------------------------------------------------------------------------

  Certain officers and/or directors of the Company are officers and/or directors of MLAM, PSI, FDS, PFD, and/or ML & Co.

3. INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 1999 were $714,322,348 and $887,241,758, respectively.

  Net realized gains for the year ended December 31, 1999 and net unrealized gains (losses) as of December 31, 1999 were as follows:

---------------------------------------------------------

                                                                  Unrealized
                                                    Realized        Gains
                                                      Gains        (Losses)
-----------------------------------------------------------------------------
Long-term investments............................  $78,265,077   $136,372,351
Foreign currency transactions....................      124,348        (37,490)
                                                   -----------   ------------
Total............................................  $78,389,425   $136,334,861
                                                   ===========   ============
-----------------------------------------------------------------------------

  At December 31, 1999, net unrealized appreciation for Federal income tax purposes aggregated $132,460,467, of which $175,471,777 related to appreciated securities and $43,011,310 related to depreciated securities. At December 31, 1999, the aggregate cost of investments for Federal income tax purposes was $592,863,497.

4. CAPITAL SHARE TRANSACTIONS:

Transactions in capital shares were as follows:

----------------------------------------------------------------------------
          Class A for the Year Ended                              Dollar
              December 31, 1999                   Shares          Amount
----------------------------------------------------------------------------
Shares sold...................................      122,464    $   1,702,788
Shares issued to shareholders in reinvestment
 of dividends and distributions...............    6,938,455       95,537,875
                                                -----------    -------------
Total issued..................................    7,060,919       97,240,663
Shares redeemed...............................  (12,752,079)    (175,240,885)
                                                -----------    -------------
Net decrease..................................   (5,691,160)   $ (78,000,222)
                                                ===========    =============
----------------------------------------------------------------------------

----------------------------------------------------------------------------
          Class A for the Year Ended                              Dollar
              December 31, 1998                   Shares          Amount
----------------------------------------------------------------------------
Shares sold...................................      234,661    $   3,070,103
Shares issued to shareholders in reinvestment
 of dividends and distributions...............   11,480,542      142,188,175
                                                -----------    -------------
Total issued..................................   11,715,203      145,258,278
Shares redeemed...............................  (13,691,765)    (174,809,888)
                                                -----------    -------------
Net decrease..................................   (1,976,562)   $ (29,551,610)
                                                ===========    =============
----------------------------------------------------------------------------

5. LOANED SECURITIES:

  At December 31, 1999, the Fund held US Treasury Notes having an aggregate value of approximately $6,711,000 as collateral for portfolio securities loaned having a market value of approximately $6,982,000.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL STRATEGY FOCUS FUND INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------
THE BOARD OF DIRECTORS AND SHAREHOLDERS,
GLOBAL STRATEGY FOCUS FUND OF
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Global Strategy Focus Fund of Merrill Lynch Variable Series Funds, Inc. as of December 31, 1999, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1999 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Global Strategy Focus Fund of Merrill Lynch Variable Series Funds, Inc. as of December 31, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
February 10, 2000

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL UTILITY FOCUS FUND
DECEMBER 31, 1999--ANNUAL REPORT
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

  The US economy finished 1999 with strong growth, low inflation, accelerating productivity, strong earnings and rising real wages. At its meeting on November 16, 1999, the Federal Reserve Board announced its move to tighten interest rates by 25 basis points (0.25%), essentially putting short-term interest rates back to where they were before the three quarter-point cuts that were made in the fall of 1998. Monetary policy was kept steady at the central bank's last meeting in 1999 on December 21 over Year 2000 concerns, but indications point to further tightening in early 2000. (The Federal Reserve Board did raise the Federal Funds rate by 0.25% on February 2, 2000.)

  US stock markets rebounded in October and advanced on a technology-driven rally in November. Significant strength in small-capitalization stocks also emerged in November, particularly in the small cap growth sector. Overall, US stock markets ended the year at new highs. In the fixed-income area, the 30-year Treasury bond yield hit a two-year high over concerns of the continued strength of the economy and potential future action by the Federal Reserve Board.

FISCAL YEAR IN REVIEW

  During the fiscal year ended December 31, 1999, we adhered to the Fund's stated investment objective of seeking both capital appreciation and current income. Moreover, we focused our attention on the Year 2000 issue given the critical importance of the utility sector. As a result, we remained very underweighted in emerging markets for the year. For the 12 months ended December 31, 1999, the Fund's Class A Shares had a total return of +12.63 %.

  At December 31, 1999, approximately 39.5% of the Fund's net assets was invested in US-based utilities and 58.1% was invested in non-US based utility stocks. The majority of the Fund's overseas utility investments were in Europe, more specifically southern Europe. In terms of sector allocation, telecommunications was dominant on an overall portfolio basis, particularly in Europe. This sector is a clear beneficiary of changes in technology. New technology is not only lowering the cost of doing business but is impacting overall demand for services through increased Internet usage as well as wireless telephony. These trends have clearly been positive for the sector and have been evident in terms of company results.

  For the 12 months ended December 31, 1999, the Fund's performance was negatively impacted by its holdings in the domestic electric utility sector and to a lesser extent by its holdings in the domestic natural gas sector. The defensive characteristics of the domestic electric utility sector worked against performance as investors sought higher risk growth sectors such as technology. In general, high-yielding US stocks underperformed the broad market by a wide margin and the only stocks to show relative outperformance were those with yields well below the yield of the Standard & Poor's (S&P) 500 Index. Rising long-term interest rates also contributed negatively because the sector is still considered to be sensitive to movements in interest rates.

  European utilities had relatively weak performance during most of the fiscal year ended December 31, 1999, as measured by the Financial Times/S&P Actuaries World Utilities Index. This was partly in response to the weakness of the euro relative to the US dollar, which started at E1.1585 on January 8, 1999, dropped to E1.0684 on September 30, and finished the fiscal year at E1.0062 as of December 31, 1999. However, in the fourth quarter of the Fund's fiscal year, the European utility sector started to rebound as investors once again focused on fundamentals and attractive asset bases. Moreover, companies are beginning to unlock value by disposing of non-core assets and by listing faster-growing businesses in the market. As of December 31, 1999, the value of the euro compared to the US dollar appeared to be of a lesser concern.

  During the Fund's fiscal year, there was a rebound in Pacific Basin-based utility stocks, particularly in Japan. The Japanese utility sector primarily benefited from the strength in the local market. The Fund's exposure to the Japanese market is in the major telephone company, Nippon Telegraph & Telephone Corporation (NTT).

IN CONCLUSION

  We appreciate your investment in Global Utility Focus Fund of Merrill Lynch Variable Series Funds, Inc., and we look forward to

--------------------------------------------------------------------------------

sharing our investment outlook and strategies with you in our next report shareholders.

Sincerely,

/s/ Terry K. Glenn
Terry K. Glenn
President and Director

/s/ Walter D. Rogers
Walter D. Rogers
Senior Vice President and Portfolio Manager

February 7, 2000

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL UTILITY FOCUS FUND
TOTAL RETURN BASED ON A $10,000 INVESTMENT--CLASS A SHARES
--------------------------------------------------------------------------------

A line graph depicting the growth of an investment in the Fund's Class A Shares compared to growth of an investment in the Financial Times/Standard & Poor's-Actuaries World Utilities Index. Beginning and ending values are:

                                                  7/01/93**        12/99
Global Utility
Focus Fund+--Class A Shares*                      $10,000         $24,153
Financial Times/Standard & Poor's-
Actuaries World Utilities Index+++                $10,000         $21,162

*Assuming transaction costs and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses.
**Commencement of operations.
+Global Utility Focus Fund invests at least 65% of total assets in equity and debt securities of domestic and foreign firms that, in the opinion of the Investment Adviser, are involved in electricity, telecommunications, gas or water.
++This unmanaged market capitalization-weighted Index is comprised of 2,307 equities from 29 countries in 17 regions, including the United States. The starting date for the Index in the graph is from June 30, 1993.
Past performance is not predictive of future performance.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL UTILITY FOCUS FUND
AVERAGE ANNUAL TOTAL RETURN--CLASS A SHARES
--------------------------------------------------------------------------------
PERIOD COVERED                                                          % RETURN
--------------------------------------------------------------------------------
Year Ended 12/31/99                                                      +12.63%
--------------------------------------------------------------------------------
Five Years Ended 12/31/99                                                 +19.83
--------------------------------------------------------------------------------
Inception (7/01/93) through 12/31/99                                      +14.53
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL UTILITY FOCUS FUND
RECENT PERFORMANCE RESULTS*
--------------------------------------------------------------------------------

                                                                6 MONTH         12 MONTH
                                                              TOTAL RETURN    TOTAL RETURN
------------------------------------------------------------------------------------------
Class A Shares                                                   +11.69%         +12.63%

--------------------------------------------------------------------------------

* Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL UTILITY FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1999                  (IN US DOLLARS)
--------------------------------------------------------------------------------

                                     SHARES                                                                   PERCENT OF
    COUNTRY           INDUSTRY        HELD                      COMMON STOCKS                     VALUE       NET ASSETS
------------------------------------------------------------------------------------------------------------------------
AUSTRALIA        TELECOMMUNICATIONS   257,600    +Cable & Wireless Optus Limited.............  $    857,121       0.6%
                 ------------------------------------------------------------------------------------------------------
                 UTILITIES--GAS       455,029    Australian Gas Light Company Limited........     2,659,225       2.0
                 ------------------------------------------------------------------------------------------------------
                                                 TOTAL COMMON STOCKS IN AUSTRALIA                 3,516,346       2.6
------------------------------------------------------------------------------------------------------------------------
BERMUDA          TELECOMMUNICATIONS    86,100    +Global Crossing Ltd. ......................     4,299,619       3.2
                 ------------------------------------------------------------------------------------------------------
                                                 TOTAL COMMON STOCKS IN BERMUDA                   4,299,619       3.2
------------------------------------------------------------------------------------------------------------------------
BRAZIL           TELECOMMUNICATIONS    10,300    Embratel Participacoes SA (ADR)*............       280,675       0.2
                                        1,030    Tele Celular Sul Participacoes SA (ADR)*....        32,702       0.1
                                        3,433    Tele Centro Oeste Celular Participacoes SA
                                                   (ADR)*....................................        22,314       0.0
                                        2,060    Tele Centro Sul Participacoes SA (ADR)*.....       186,945       0.1
                                          206    Tele Leste Celular Participacoes SA (ADR)*..         8,755       0.0
                                          515    Tele Nordeste Celular Participacoes SA
                                                   (ADR)*....................................        26,007       0.0
                                          206    Tele Norte Celular Participacoes SA (ADR)*..         8,845       0.0
                                       10,300    Tele Norte Leste Participacoes SA (ADR)*....       262,650       0.2
                                        2,060    Tele Sudeste Celular Participacoes SA
                                                   (ADR)*....................................        79,954       0.1
                                       10,300    +Telecomunicacoes Brasileiras SA--Telebras
                                                   (ADR)*....................................           161       0.0
                                          515    Telemig Celular Participacoes SA (ADR)*.....        23,787       0.0
                                        4,120    Telesp Celular Participacoes SA (ADR)*......       174,585       0.1
                                       10,300    Telesp Participacoes SA (ADR)*..............       251,706       0.2
                 ------------------------------------------------------------------------------------------------------
                                                 TOTAL COMMON STOCKS IN BRAZIL                    1,359,086       1.0
------------------------------------------------------------------------------------------------------------------------
DENMARK          TELECOMMUNICATIONS    56,300    Tele Danmark A/S (ADR)*.....................     2,125,325       1.6
                 ------------------------------------------------------------------------------------------------------
                                                 TOTAL COMMON STOCKS IN DENMARK                   2,125,325       1.6
------------------------------------------------------------------------------------------------------------------------
FINLAND          TELECOMMUNICATIONS    56,236    Sonera Oyj..................................     3,853,648       2.9
                 ------------------------------------------------------------------------------------------------------
                                                 TOTAL COMMON STOCKS IN FINLAND                   3,853,648       2.9
------------------------------------------------------------------------------------------------------------------------
FRANCE           UTILITIES--WATER      50,952    Vivendi.....................................     4,599,822       3.5
                 ------------------------------------------------------------------------------------------------------
                                                 TOTAL COMMON STOCKS IN FRANCE                    4,599,822       3.5
------------------------------------------------------------------------------------------------------------------------
GERMANY          TELECOMMUNICATIONS     8,926    Deutsche Telekom AG.........................       635,486       0.5
                                        9,210    Mannesmann AG...............................     2,221,236       1.7
                                                                                               ------------     -----
                                                                                                  2,856,722       2.2
                 ------------------------------------------------------------------------------------------------------
                 UTILITIES--ELECTRIC    15,000   RWE AG......................................       587,585       0.4
                                       20,000    Veba AG.....................................       971,755       0.7
                                       39,000    Viag AG.....................................       714,769       0.5
                                                                                               ------------     -----
                                                                                                  2,274,109       1.6
                 ------------------------------------------------------------------------------------------------------
                                                 TOTAL COMMON STOCKS IN GERMANY                   5,130,831       3.8
------------------------------------------------------------------------------------------------------------------------
HONG KONG        TELECOMMUNICATIONS     7,300    +China Telecom (Hong Kong) Limited (ADR)*...       938,506       0.7
                 ------------------------------------------------------------------------------------------------------
                                                 TOTAL COMMON STOCKS IN HONG KONG                   938,506       0.7
------------------------------------------------------------------------------------------------------------------------
IRELAND          TELECOMMUNICATIONS     4,850    eircom PLC (ADR)*...........................        77,600       0.1
                 ------------------------------------------------------------------------------------------------------
                                                 TOTAL COMMON STOCKS IN IRELAND                      77,600       0.1
------------------------------------------------------------------------------------------------------------------------
ITALY            TELECOMMUNICATIONS   651,600    Telecom Italia Mobile (TIM) SpA.............     7,276,828       5.5
                                      405,333    Telecom Italia SpA..........................     5,714,385       4.3
                                      761,900    Telecom Italia SpA (Registered Non-
                                                   Convertible)..............................     4,641,761       3.5
                                                                                               ------------     -----
                                                                                                 17,632,974      13.3
                 ------------------------------------------------------------------------------------------------------
                 UTILITIES--ELECTRIC   138,000   AEM SpA.....................................       553,085       0.4
                 ------------------------------------------------------------------------------------------------------
                 UTILITIES--GAS       513,400    Italgas SpA.................................     1,943,897       1.4
                 ------------------------------------------------------------------------------------------------------
                                                 TOTAL COMMON STOCKS IN ITALY                    20,129,956      15.1
------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL UTILITY FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1999 (CONTINUED)      (IN US DOLLARS)
--------------------------------------------------------------------------------

                                     SHARES                                                                   PERCENT OF
    COUNTRY           INDUSTRY        HELD                      COMMON STOCKS                     VALUE       NET ASSETS
------------------------------------------------------------------------------------------------------------------------
JAPAN            TELECOMMUNICATIONS       110    Nippon Telegraph & Telephone Corporation
                                                   (NTT).....................................  $  1,883,746       1.4%
                 ------------------------------------------------------------------------------------------------------
                                                 TOTAL COMMON STOCKS IN JAPAN                     1,883,746       1.4
------------------------------------------------------------------------------------------------------------------------
MEXICO           TELECOMMUNICATIONS    14,500    Telefonos de Mexico SA (ADR)*...............     1,631,250       1.2
                 ------------------------------------------------------------------------------------------------------
                                                 TOTAL COMMON STOCKS IN MEXICO                    1,631,250       1.2
------------------------------------------------------------------------------------------------------------------------
NEW ZEALAND      TELECOMMUNICATIONS    20,100    Telecom Corporation of New Zealand Limited
                                                   (ADR)*....................................       773,850       0.6
                 ------------------------------------------------------------------------------------------------------
                                                 TOTAL COMMON STOCKS IN NEW ZEALAND                 773,850       0.6
------------------------------------------------------------------------------------------------------------------------
PHILIPPINES      TELECOMMUNICATIONS    43,600    Philippine Long Distance Telephone Company
                                                   (ADR)*....................................     1,128,150       0.8
                 ------------------------------------------------------------------------------------------------------
                                                 TOTAL COMMON STOCKS IN THE PHILIPPINES           1,128,150       0.8
------------------------------------------------------------------------------------------------------------------------
PORTUGAL         TELECOMMUNICATIONS   160,600    Portugal Telecom SA (ADR)*..................     1,746,525       1.3
                 ------------------------------------------------------------------------------------------------------
                 UTILITIES--ELECTRIC    29,940   EDP-Electricidade de Portugal, SA (ADR)*....     1,044,157       0.8
                 ------------------------------------------------------------------------------------------------------
                                                 TOTAL COMMON STOCKS IN PORTUGAL                  2,790,682       2.1
------------------------------------------------------------------------------------------------------------------------
SPAIN            TELECOMMUNICATIONS    91,313    +Telefonica SA (ADR)*.......................     7,196,598       5.4
                 ------------------------------------------------------------------------------------------------------
                 UTILITIES--ELECTRIC    91,600   Endesa SA (ADR)*............................     1,849,175       1.4
                                       22,500    Hidroelectrica del Cantabrico, SA...........       316,752       0.2
                                      131,000    Iberdrola SA................................     1,815,178       1.4
                                                                                               ------------     -----
                                                                                                  3,981,105       3.0
                 ------------------------------------------------------------------------------------------------------
                                                 TOTAL COMMON STOCKS IN SPAIN                    11,177,703       8.4
------------------------------------------------------------------------------------------------------------------------
UNITED KINGDOM   TELECOMMUNICATIONS    57,715    British Telecommunications PLC..............     1,409,565       1.1
                                       10,000    British Telecommunications PLC (ADR)*.......     2,380,000       1.8
                                      109,600    Vodafone AirTouch PLC (ADR)*................     5,425,200       4.1
                                                                                               ------------     -----
                                                                                                  9,214,765       7.0
                 ------------------------------------------------------------------------------------------------------
                 UTILITIES--ELECTRIC   167,500   National Power PLC..........................       969,307       0.7
                                       95,139    PowerGen PLC................................       683,402       0.5
                                       42,224    ScottishPower PLC (ADR)*....................     1,182,272       0.9
                                                                                               ------------     -----
                                                                                                  2,834,981       2.1
                 ------------------------------------------------------------------------------------------------------
                                                 TOTAL COMMON STOCKS IN THE UNITED KINGDOM       12,049,746       9.1
------------------------------------------------------------------------------------------------------------------------
UNITED STATES    TELECOMMUNICATIONS    25,500    AT&T Corp. .................................     1,294,125       1.0
                                       47,616    Bell Atlantic Corporation...................     2,931,360       2.2
                                       58,000    BellSouth Corporation.......................     2,715,125       2.1
                                       33,500    GTE Corporation.............................     2,363,844       1.8
                                       60,000    +MCI WorldCom Inc. .........................     3,180,000       2.4
                                      107,662    SBC Communications Inc. ....................     5,248,522       3.9
                                       42,000    Sprint Corp. (FON Group)....................     2,827,125       2.1
                                       10,500    Sprint Corp. (PCS Group)....................     1,076,250       0.8
                                                                                               ------------     -----
                                                                                                 21,636,351      16.3
                 ------------------------------------------------------------------------------------------------------
                 UTILITIES--ELECTRIC    65,600   Allegheny Energy, Inc. .....................     1,767,100       1.3
                                       38,192    Cinergy Corp. ..............................       921,382       0.7
                                       49,300    Consolidated Edison, Inc. ..................     1,700,850       1.3
                                       31,500    DTE Energy Company..........................       988,312       0.7
                                       31,000    Duke Energy Corporation.....................     1,553,875       1.2
                                       31,000    Edison International........................       811,812       0.6
                                       67,600    Energy East Corporation.....................     1,406,925       1.1
                                       54,300    Entergy Corporation.........................     1,398,225       1.1
                                       21,500    FPL Group, Inc. ............................       920,469       0.7
                                       47,200    GPU, Inc. ..................................     1,413,050       1.1
                                       55,500    NSTAR.......................................     2,247,750       1.7
                                       44,000    New Century Energies, Inc. .................     1,336,500       1.0
                                       89,100    NiSource Inc. ..............................     1,592,662       1.2
                                       49,200    Reliant Energy, Inc. .......................     1,125,450       0.8

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL UTILITY FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1999 (CONCLUDED)      (IN US DOLLARS)
--------------------------------------------------------------------------------

                                     SHARES                                                                   PERCENT OF
    COUNTRY           INDUSTRY        HELD                      COMMON STOCKS                     VALUE       NET ASSETS
------------------------------------------------------------------------------------------------------------------------
UNITED STATES    UTILITIES--ELECTRIC    25,100   The Southern Company........................  $    589,850       0.4%
(CONCLUDED)      (CONCLUDED)           31,500    Texas Utilities Company.....................     1,120,219       0.8
                                                                                               ------------     -----
                                                                                                 20,894,431      15.7
                 ------------------------------------------------------------------------------------------------------
                 UTILITIES--GAS        28,800    The Coastal Corporation.....................     1,020,600       0.7
                                       53,400    El Paso Energy Corporation..................     2,072,587       1.6
                                       30,000    Enron Corp. ................................     1,331,250       1.0
                                       33,000    KeySpan Corporation.........................       765,187       0.6
                                       26,100    National Fuel Gas Company...................     1,213,650       0.9
                                       25,000    New Jersey Resources Corporation............       976,562       0.7
                                       42,000    Washington Gas Light Company................     1,155,000       0.9
                                       24,000    The Williams Companies, Inc. ...............       733,500       0.6
                                                                                               ------------     -----
                                                                                                  9,268,336       7.0
                 ------------------------------------------------------------------------------------------------------
                 UTILITIES--WATER      33,300    Philadelphia Suburban Corporation...........       688,894       0.5
                 ------------------------------------------------------------------------------------------------------
                                                 TOTAL COMMON STOCKS IN THE UNITED STATES        52,488,012      39.5
------------------------------------------------------------------------------------------------------------------------
                                                 TOTAL INVESTMENTS IN COMMON STOCKS
                                                 (COST--$64,431,514)                            129,953,878      97.6
------------------------------------------------------------------------------------------------------------------------
                                      FACE
                                     AMOUNT                 SHORT-TERM SECURITIES
------------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER**                  $3,185,000   General Motors Acceptance Corp.,
                                                 5% due 1/03/2000............................     3,183,673       2.4
------------------------------------------------------------------------------------------------------------------------
                                                 TOTAL INVESTMENTS IN SHORT-TERM SECURITIES
                                                 (COST--$3,183,673)                               3,183,673       2.4
------------------------------------------------------------------------------------------------------------------------
                                                 TOTAL INVESTMENTS (COST--$67,615,187).......   133,137,551     100.0
                                                 LIABILITIES IN EXCESS OF OTHER ASSETS.......       (50,187)      0.0
                                                                                               ------------     -----
                                                 NET ASSETS..................................  $133,087,364     100.0%
                                                                                               ============     =====
------------------------------------------------------------------------------------------------------------------------

+ Non-income producing security.

* American Depositary Receipts (ADR).

** Commercial Paper is traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Fund.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL UTILITY FOCUS FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 1999
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (identified cost--$67,615,187)........             $133,137,551
Cash........................................................                    1,533
Receivables:
  Dividends.................................................  $195,784
  Capital shares sold.......................................     5,954        201,738
                                                              --------
Prepaid expenses and other assets...........................                    9,254
                                                                         ------------
Total assets................................................              133,350,076
                                                                         ------------
-------------------------------------------------------------------------------------
LIABILITIES:
Payables:
  Capital shares redeemed...................................   152,856
  Investment adviser........................................    74,288        227,144
                                                              --------
Accrued expenses and other liabilities......................                   35,568
                                                                         ------------
Total liabilities...........................................                  262,712
                                                                         ------------
-------------------------------------------------------------------------------------
NET ASSETS..................................................             $133,087,364
                                                                         ============
-------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class A Shares of Common Stock, $.10 par value, 100,000,000
  shares authorized+........................................             $    789,866
Paid-in capital in excess of par............................               65,356,479
Undistributed investment income--net........................                    3,245
Undistributed realized capital gains on investments and
  foreign currency transactions--net........................                1,417,235
Unrealized appreciation on investments and foreign currency
  transactions--net.........................................               65,520,539
                                                                         ------------
NET ASSETS..................................................             $133,087,364
                                                                         ============
-------------------------------------------------------------------------------------
NET ASSET VALUE:
Class A--Based on net assets of $133,087,364 and 7,898,655
  shares outstanding........................................             $      16.85
                                                                         ============
-------------------------------------------------------------------------------------

+ The Fund is also authorized to issue 100,000,000 Class B Shares.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL UTILITY FOCUS FUND
STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 1999
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends (net of $163,243 foreign withholding tax).........                $ 3,215,159
Interest and discount earned................................                    108,919
                                                                            -----------
Total income................................................                  3,324,078
                                                                            -----------
---------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees....................................  $   793,754
Custodian fees..............................................       39,601
Accounting services.........................................       25,845
Professional fees...........................................       21,450
Printing and shareholder reports............................       14,144
Transfer agent fees.........................................        5,010
Directors' fees and expenses................................        3,079
Pricing services............................................        1,569
Amortization of organization expenses.......................          684
Other.......................................................        2,430
                                                              -----------
Total expenses..............................................                    907,566
                                                                            -----------
Investment income--net......................................                  2,416,512
                                                                            -----------
---------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS & FOREIGN
  CURRENCY TRANSACTIONS--NET:
Realized gain (loss) from:
  Investments--net..........................................   11,334,541
  Foreign currency transactions--net........................         (839)   11,333,702
                                                              -----------
Change in unrealized appreciation/depreciation on:
  Investments--net..........................................    1,218,462
  Foreign currency transactions--net........................       (4,082)    1,214,380
                                                              -----------   -----------
Net realized and unrealized gain on investments and foreign
  currency transactions.....................................                 12,548,082
                                                                            -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........                $14,964,594
                                                                            ===========
---------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL UTILITY FOCUS FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                   FOR THE YEAR ENDED
                                                                      DECEMBER 31,
                                                              ----------------------------
INCREASE (DECREASE) IN NET ASSETS:                                1999            1998
------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................  $  2,416,512    $  3,302,910
Realized gain on investments and foreign currency
  transactions--net.........................................    11,333,702       4,738,767
Change in unrealized appreciation/depreciation on
  investments and foreign currency transactions--net........     1,214,380      21,827,828
                                                              ------------    ------------
Net increase in net assets resulting from operations........    14,964,594      29,869,505
                                                              ------------    ------------
------------------------------------------------------------------------------------------
DIVIDENDS & DISTRIBUTIONS TO SHAREHOLDERS:
Investment income--net:
  Class A...................................................    (2,956,986)     (3,589,798)
Realized gain on investments--net:
  Class A...................................................   (14,676,812)     (6,606,938)
                                                              ------------    ------------
Net decrease in net assets resulting from dividends and
  distributions to shareholders.............................   (17,633,798)    (10,196,736)
                                                              ------------    ------------
------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Net decrease in net assets derived from capital share
  transactions..............................................    (9,221,584)    (12,900,783)
                                                              ------------    ------------
------------------------------------------------------------------------------------------
NET ASSETS:
Total increase (decrease) in net assets.....................   (11,890,788)      6,771,986
Beginning of year...........................................   144,978,152     138,206,166
                                                              ------------    ------------
End of year*................................................  $133,087,364    $144,978,152
                                                              ============    ============
------------------------------------------------------------------------------------------
* Undistributed investment income--net......................  $      3,245    $    544,558
                                                              ============    ============
------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL UTILITY FOCUS FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

THE FOLLOWING PER SHARE DATA AND RATIOS HAVE
BEEN DERIVED FROM INFORMATION PROVIDED IN THE                                      CLASS A
FINANCIAL STATEMENTS.                                      --------------------------------------------------------
                                                                       FOR THE YEAR ENDED DECEMBER 31,
                                                           --------------------------------------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:                     1999+       1998+        1997        1996        1995
-------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year.......................  $  17.08    $  14.84    $  12.19    $  11.30    $   9.45
                                                           --------    --------    --------    --------    --------
Investment income--net...................................       .30         .36         .43         .46         .45
Realized and unrealized gain on investments and foreign
  currency transactions--net.............................      1.75        2.99        2.66         .95        1.79
                                                           --------    --------    --------    --------    --------
Total from investment operations.........................      2.05        3.35        3.09        1.41        2.24
                                                           --------    --------    --------    --------    --------
Less dividends and distributions:
  Investment income--net.................................      (.37)       (.40)       (.44)       (.52)       (.39)
  Realized gain on investments--net......................     (1.91)       (.71)         --          --          --
                                                           --------    --------    --------    --------    --------
Total dividends and distributions........................     (2.28)      (1.11)       (.44)       (.52)       (.39)
                                                           --------    --------    --------    --------    --------
Net asset value, end of year.............................  $  16.85    $  17.08    $  14.84    $  12.19    $  11.30
                                                           ========    ========    ========    ========    ========
-------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:*
Based on net asset value per share.......................    12.63%      24.06%      25.90%      12.96%      24.33%
                                                           ========    ========    ========    ========    ========
-------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses.................................................      .69%        .68%        .67%        .66%        .66%
                                                           ========    ========    ========    ========    ========
Investment income--net...................................     1.83%       2.39%       3.21%       3.90%       4.44%
                                                           ========    ========    ========    ========    ========
-------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of year (in thousands)...................  $133,087    $144,978    $138,206    $142,438    $148,225
                                                           ========    ========    ========    ========    ========
Portfolio turnover.......................................     4.20%       5.20%       7.70%      11.39%      11.05%
                                                           ========    ========    ========    ========    ========
-------------------------------------------------------------------------------------------------------------------

* Total investment returns exclude insurance-related fees and expenses.

+ Based on average shares outstanding.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL UTILITY FOCUS FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 18 separate funds. Each fund offers two classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Class A and Class B Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class and Class B Shares bear certain expenses related to the distribution of such shares. Global Utility Focus Fund (the "Fund") is classified as "diversified," as defined in the Investment Company Act of 1940. The Fund's financial statements are prepared in accordance with generally accepted accounting principles, which may require the use of management accruals and estimates. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the closing bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. Portfolio securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Futures contracts are valued at the settlement price at the close of the applicable exchange. Short-term securities are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company.

  (b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts.

- Options--The Fund may write call and put options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

  Written and purchased options are non-income producing investments.

- Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a

--------------------------------------------------------------------------------

realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

- Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

  (c) Foreign currency transactions--Trans-actions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets and liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

  (d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

  (e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

  (f) Deferred organization expenses--Deferred organization expenses are charged to expense on a straight-line basis over a period not exceeding five years.

  (g) Dividends and distributions--Dividends from net investment income are declared and paid quarterly. Distributions of capital gains are recorded on the ex-dividend date.

  (h) Reclassification--Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, current year's permanent book/tax differences of $839 have been reclassified between undistributed net investment income and undistributed net realized capital gains. These reclassifications have no effect on net assets or net asset value per share.

2. INVESTMENT ADVISORY AGREEMENT AND
TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner.

  MLAM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the funds. For such services, the Fund pays a monthly fee at the annual rate of .60% of the average daily value of the Fund's net assets.

  MLAM and Merrill Lynch Life Agency, Inc. ("MLLA") have entered into an agreement that limits the operating expenses paid by the Fund, exclusive of any distribution fees imposed on Class B Shares, to 1.25% of its average daily net assets. Any such expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by MLAM which, in turn, will be reimbursed by MLLA.

  For the year ended December 31, 1999, Merrill Lynch, Pierce, Fenner & Smith Incorporated, a subsidiary of ML & Co., earned $6,962 in commissions on the execution of portfolio security transactions for the Fund.

  Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  Merrill Lynch Funds Distributor, a division of Princeton Funds Distributor, Inc. ("PFD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc., is the Fund's distributor.

  Accounting services are provided to the Fund by MLAM at cost.

--------------------------------------------------------------------------------

  Certain officers and/or directors of the Company are officers and/or directors of MLAM, PSI, FDS, PFD, and/or ML & Co.

3. INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 1999 were $5,433,926 and $30,081,342, respectively.

  Net realized gains (losses) for the year ended December 31, 1999 and net unrealized gains (losses) as of December 31, 1999 were as follows:

---------------------------------------------------------------------
                                         Realized        Unrealized
                                      Gains (Losses)   Gains (Losses)
---------------------------------------------------------------------
Long-term investments...............   $11,334,541      $65,522,364
Foreign currency transactions.......          (839)          (1,825)
                                       -----------      -----------
Total...............................   $11,333,702      $65,520,539
                                       ===========      ===========
---------------------------------------------------------------------

  At December 31, 1999, net unrealized appreciation for Federal income tax purposes aggregated $65,522,364, of which $67,388,023 related to appreciated securities and $1,865,659 related to depreciated securities. At December 31, 1999, the aggregate cost of investments for Federal income tax purposes was $67,615,187.

4. CAPITAL SHARE TRANSACTIONS:

Transactions in capital shares were as follows:

-----------------------------------------------------------------
Class A Shares for the Year Ended                       Dollar
December 31, 1999                        Shares         Amount
-----------------------------------------------------------------
Shares sold..........................     339,237    $  5,557,571
Shares issued to shareholders in
 reinvestment of dividends and
 distributions.......................   1,054,101      17,633,798
                                       ----------    ------------
Total issued.........................   1,393,338      23,191,369
Shares redeemed......................  (1,982,708)    (32,412,953)
                                       ----------    ------------
Net decrease.........................    (589,370)   $ (9,221,584)
                                       ==========    ============
-----------------------------------------------------------------

-----------------------------------------------------------------
Class A Shares for the Year Ended                       Dollar
December 31, 1998                        Shares         Amount
-----------------------------------------------------------------
Shares sold..........................     539,702    $  8,222,908
Shares issued to shareholders in
 reinvestment of dividends and
 distributions.......................     707,068      10,196,735
                                       ----------    ------------
Total issued.........................   1,246,770      18,419,643
Shares redeemed......................  (2,073,134)    (31,320,426)
                                       ----------    ------------
Net decrease.........................    (826,364)   $(12,900,783)
                                       ==========    ============
-----------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL UTILITY FOCUS FUND
INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

THE BOARD OF DIRECTORS AND SHAREHOLDERS,
GLOBAL UTILITY FOCUS FUND OF
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Global Utility Focus Fund of Merrill Lynch Variable Series Funds, Inc. as of December 31, 1999, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1999 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Global Utility Focus Fund of Merrill Lynch Variable Series Funds, Inc. as of December 31, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
February 10, 2000

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GOVERNMENT BOND FUND
DECEMBER 31, 1999--ANNUAL REPORT
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

FISCAL YEAR IN REVIEW

  For the 12-month period ended December 31, 1999, the Fund's Class A Shares had a -1.80% total return as compared to a total return of -0.59% for the unmanaged Salomon Smith Barney Government/Mortgage Index and an average total return of -2.15% for the Lipper Annuity U.S. Government Group. The Fund began using as its benchmark the Salomon Smith Barney Government/Mortgage Index on July 1, 1999, following the inclusion of mortgage-backed securities into the Fund's expanded prospectus language. Prior to that, the Fund had used as a benchmark the unmanaged Merrill Lynch US Treasury/Agency Master Index. Since adopting the new Index on July 1, 1999, the Fund outperformed the benchmark, on a gross basis, by 0.17%. With respect to the Fund's performance relative to the Lipper Annuity U.S. Government Group, the Fund's excess performance is directly attributable to its overweighted position in mortgage-backed securities. The Fund also benefited from its emphasis on higher coupon issues that tend to outperform during periods of rising interest rates.

PORTFOLIO MATTERS

  During the six-month period ended December 31, 1999, we initially went to a market-weighted position in mortgage-backed securities, relative to the Salomon Government/ Mortgage Index. During the final quarter of 1999, our mortgage-backed position shifted to a 10% overweighting compared to the Index. We overweighted positions in agency debentures at the expense of Treasury securities. Although the timing of this bias initially hurt relative performance as yield spreads widened, the breakeven attributes (the total return given the level of yield differences) were extremely favorable. In fact, during late August and early September, yield spreads began to contract, a situation that accelerated during the latter half of the six-month period. Fortunately, the spread overweighting was taken in the shorter maturity agencies, which tend to perform better than longer-term agency issues in a spread-widening environment.

  With respect to mortgage-backed securities, we remained committed to highly liquid collateralized mortgage obligations. Also, we concentrated on keeping coupon levels high. As a result, the Fund's Class A Shares returned +0.48% for the six months ended December 31, 1999, as compared to its Lipper Annuity U.S. Government peer group average of +0.06%.

  Going forward, we believe that the current high-yield levels available on agency debentures and mortgage-backed securities are attractive. Over long periods of time, we believe agency debentures are likely to perform better than Treasury debt given their yield advantage and very similar credit quality. Therefore, we expect to continue to overweight the portfolio in agency debentures, preferably in maturities in the five-year-ten-year area. With respect to mortgage-backed securities, we plan to maintain our 10% overweighted position relative to the Index, given our belief that a low prepayment environment should translate into outperformance for this sector. From an interest rate perspective, we believe that the Federal Reserve Board is likely to continue to tighten monetary policy in an attempt to keep inflation under control.

IN CONCLUSION

  We appreciate your investment in Government Bond Fund of Merrill Lynch Variable Series Funds, Inc., and we look forward to sharing our investment outlook and strategy with you in our next report to shareholders.

Sincerely,

/s/ Terry K. Glenn
Terry K. Glenn
President and Director

/s/ Christopher G. Ayoub
Christopher G. Ayoub
Senior Vice President and Portfolio Manager

February 7, 2000

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GOVERNMENT BOND FUND
TOTAL RETURN BASED ON A $10,000 INVESTMENT--CLASS A SHARES
--------------------------------------------------------------------------------
[GOVERNMENT BOND FUND GRAPH]

A line graph depicting the growth of an investment in the Fund's Class A Shares compared to growth of an investment in the Salomon Smith Barney
Government/Mortgage Index and Merrill Lynch US Treasury/Agency Master Index. Beginning and ending values are:

                                                  5/02/94**        12/99
Government Bond
Fund+--Class A Shares*                            $10,000         $13,982
Salomon Smith Barney Government/
Mortgage Index++                                  $10,000         $14,571
Merrill Lynch US Treasury/Agency
Master Index+++                                   $10,000         $14,417


*Assuming transaction costs and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses.
**Commencement of operations.
+Government Bond Fund invests in debt securities issued or guaranteed by the US Government, its agencies or instrumentalities.
++This unmanaged Index is comprised of all 30-year and 15-year GNMA, FNMA and FHLMC securities, and FNMA and FHLMC balloon mortgages. The starting date for the Index in the line graph is from 4/30/94.
+++This unmanaged Index is comprised of all US Government agency notes and bonds and US Treasury securities maturing in more than one year.
Past performance is not predictive of future performance.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GOVERNMENT BOND FUND
AVERAGE ANNUAL TOTAL RETURN--CLASS A SHARES
--------------------------------------------------------------------------------
PERIOD COVERED                                                          % RETURN
--------------------------------------------------------------------------------
Year Ended 12/31/99                                                       -1.80%
--------------------------------------------------------------------------------
Five Years Ended 12/31/99                                                  +6.55
--------------------------------------------------------------------------------
Inception (5/02/94) through 12/31/99                                       +6.09
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GOVERNMENT BOND FUND
RECENT PERFORMANCE RESULTS*
--------------------------------------------------------------------------------

                                                                6 MONTH         12 MONTH
                                                              TOTAL RETURN    TOTAL RETURN
------------------------------------------------------------------------------------------
Class A Shares                                                    +0.48%         -1.80%

--------------------------------------------------------------------------------

* Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Insurance-related fees and expenses are not reflected in these returns.

Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GOVERNMENT BOND FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                 FACE
                                AMOUNT                                ISSUE                                 VALUE
---------------------------------------------------------------------------------------------------------------------
                                            US GOVERNMENT & AGENCY OBLIGATIONS
---------------------------------------------------------------------------------------------------------------------
FEDERAL FARM CREDIT                         Federal Farm Credit Bank:
BANK--5.3%                    $ 4,200,000     5% due 1/14/2002.......................................    $  4,068,750
                                7,500,000     5.25% due 5/01/2002....................................       7,272,675
                                2,000,000     6.27% due 7/10/2002....................................       1,981,880
                                7,000,000     5.75% due 12/07/2028...................................       5,721,380
---------------------------------------------------------------------------------------------------------------------
                                            TOTAL FEDERAL FARM CREDIT BANK (COST--$20,515,301)             19,044,685
---------------------------------------------------------------------------------------------------------------------
FEDERAL HOME LOAN                           Federal Home Loan Bank:
BANK--4.5%                      2,500,000     5.50% due 8/13/2001....................................       2,462,900
                                4,800,000     6.625% due 8/27/2007...................................       4,678,512
                                4,635,000     6.175% due 4/17/2008...................................       4,293,169
                                5,000,000     6.50% due 8/14/2009....................................       4,782,050
---------------------------------------------------------------------------------------------------------------------
                                            TOTAL FEDERAL HOME LOAN BANK (COST--$16,802,965)               16,216,631
---------------------------------------------------------------------------------------------------------------------
FEDERAL HOME LOAN                           Federal Home Loan Mortgage Corporation+:
MORTGAGE CORPORATION--18.1%     4,500,000     6.56% due 3/25/2016....................................       4,404,375
                                4,962,014     7% due 12/15/2020......................................       4,870,018
                                5,762,591     6.30% due 5/15/2026....................................       5,469,144
                                            Federal Home Loan Mortgage Corporation Participation
                                              Certificates:
                                5,500,000     6% due 4/14/2004.......................................       5,273,125
                                5,000,000     5.50% due 2/15/2028....................................       4,464,050
                                            Federal Home Loan Mortgage Corporation Participation
                                              Certificates--Gold Program+:
                               10,000,000     6% due 8/15/2007.......................................       9,626,077
                                  394,810     7.50% due 2/01/2023....................................         392,384
                                   90,263     7.50% due 5/01/2024....................................          89,591
                                2,127,635     7.50% due 6/01/2024....................................       2,111,781
                                1,363,704     7.50% due 7/01/2024....................................       1,353,544
                                2,000,984     7.50% due 8/01/2024....................................       1,986,073
                                  555,726     7.50% due 9/01/2024....................................         551,584
                                  352,250     7.50% due 12/01/2024...................................         350,001
                                  675,883     7.50% due 4/01/2025....................................         671,568
                                1,067,905     7.50% due 8/01/2025....................................       1,059,017
                                  336,466     7.50% due 11/01/2025...................................         333,665
                                  547,955     7.50% due 2/01/2026....................................         544,457
                                   32,024     7.50% due 4/01/2026....................................          31,748
                                   29,639     7.50% due 5/01/2026....................................          29,392
                                  167,502     7.50% due 7/01/2026....................................         166,058
                                  774,575     7.50% due 8/01/2026....................................         767,898
                                1,201,099     7.50% due 2/01/2027....................................       1,191,103
                                  615,581     7.50% due 4/01/2027....................................         610,274
                                   51,920     7.50% due 6/01/2027....................................          51,461
                                  238,760     7.50% due 10/01/2027...................................         236,646
                                   26,234     7.50% due 11/01/2027...................................          26,002
                                   30,441     7.50% due 12/01/2027...................................          30,171
                                  169,885     7.50% due 1/01/2028....................................         168,381
                                   11,047     7.50% due 2/01/2028....................................          10,947
                                   56,203     7.50% due 4/01/2028....................................          55,696
                                  259,627     7.50% due 5/01/2028....................................         257,284
                                   41,596     7.50% due 1/01/2029....................................          41,215
                                  875,778     7.50% due 3/01/2029....................................         867,750
                                1,028,218     7.50% due 4/01/2029....................................       1,018,733
                               16,823,393     7% due 7/01/2029.......................................      16,288,901
---------------------------------------------------------------------------------------------------------------------
                                            TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION
                                            (COST--$67,492,564)                                            65,400,114
---------------------------------------------------------------------------------------------------------------------
FEDERAL NATIONAL                            Federal National Mortgage Association+:
MORTGAGE                       11,000,000     6.85% due 5/08/2002....................................      10,926,080
ASSOCIATION--21.0%              7,500,000     5.94% due 3/29/2004....................................       7,200,000
                                5,500,000     6.376% due 3/25/2007...................................       5,235,560

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GOVERNMENT BOND FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1999 (CONTINUED)
--------------------------------------------------------------------------------

                                 FACE
                                AMOUNT                                ISSUE                                 VALUE
---------------------------------------------------------------------------------------------------------------------
                                            US GOVERNMENT & AGENCY OBLIGATIONS
---------------------------------------------------------------------------------------------------------------------

FEDERAL NATIONAL
MORTGAGE
ASSOCIATION (CONCLUDED)
                                            Federal National Mortgage Association+(concluded):
                              $ 5,182,890     8% due 4/01/2008.......................................    $  5,268,481
                                7,165,000     5.83% due 12/10/2008...................................       6,495,553
                                  596,525     7% due 6/01/2028.......................................         577,345
                                  893,891     7% due 10/01/2028......................................         865,150
                                1,095,495     7% due 12/01/2028......................................       1,060,272
                                2,587,976     7% due 2/01/2029.......................................       2,503,327
                                4,747,539     7% due 3/01/2029.......................................       4,592,255
                                8,321,540     7% due 5/01/2029.......................................       8,051,252
                                6,751,862     6.50% due 6/01/2029....................................       6,365,740
                               14,725,859     7% due 6/01/2029.......................................      14,245,682
                                2,982,160     7% due 7/01/2029.......................................       2,884,619
---------------------------------------------------------------------------------------------------------------------
                                            TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION
                                            (COST--$79,674,506)                                            76,271,316
---------------------------------------------------------------------------------------------------------------------
GOVERNMENT                                  Government National Mortgage Association+:
NATIONAL MORTGAGE              27,658,943     6.50% due 2/15/2028....................................      25,995,457
ASSOCIATION--10.5%                479,790     7% due 2/15/2028.......................................         463,850
                                1,472,734     7% due 3/15/2028.......................................       1,423,803
                                  234,858     7% due 4/15/2028.......................................         227,315
                                1,718,352     6.50% due 5/15/2028....................................       1,615,005
                                  772,741     7% due 5/15/2028.......................................         747,067
                                1,430,663     7% due 6/15/2028.......................................       1,383,130
                                  352,095     7% due 7/15/2028.......................................         340,396
                                2,534,381     7% due 8/15/2028.......................................       2,450,177
                                  776,933     7% due 11/15/2028......................................         751,119
                                   45,574     7% due 12/15/2028......................................          44,060
                                2,562,254     7% due 5/15/2029.......................................       2,476,045
---------------------------------------------------------------------------------------------------------------------
                                            TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
                                            (COST--$40,164,528)                                            37,917,424
---------------------------------------------------------------------------------------------------------------------
PRIVATE EXPORT                              Private Export Funding Corporation:
FUNDING CORPORATION--2.5%       3,895,000     5.50% due 3/15/2001....................................       3,849,701
                                3,335,000     7.01% due 4/30/2004....................................       3,355,977
                                2,000,000     7.11% due 4/15/2007....................................       2,002,180
---------------------------------------------------------------------------------------------------------------------
                                            TOTAL PRIVATE EXPORT FUNDING CORPORATION
                                            (COST--$9,636,334)                                              9,207,858
---------------------------------------------------------------------------------------------------------------------
STUDENT LOAN                    8,000,000   Student Loan Marketing Association, 7.50% due 3/08/2000..       8,010,000
MARKETING
ASSOCIATION--2.2%
---------------------------------------------------------------------------------------------------------------------
                                            TOTAL STUDENT LOAN MARKETING ASSOCIATION
                                            (COST--$8,266,160)                                              8,010,000
---------------------------------------------------------------------------------------------------------------------
TENNESSEE VALLEY                5,000,000   Tennessee Valley Authority, Series E, 6.25% due
AUTHORITY--1.2%                               12/15/2017.............................................       4,487,500
---------------------------------------------------------------------------------------------------------------------
                                            TOTAL TENNESSEE VALLEY AUTHORITY (COST--$5,270,200)             4,487,500
---------------------------------------------------------------------------------------------------------------------
US TREASURY BONDS &                         US Treasury Bonds:
NOTES--29.3%                    4,000,000     11.875% due 11/15/2003.................................       4,721,240
                                2,000,000     10.625% due 8/15/2015..................................       2,723,440
                                1,500,000     9.25% due 2/15/2016....................................       1,851,795
                                2,500,000     7.50% due 11/15/2016...................................       2,674,600
                                7,500,000     8.875% due 8/15/2017...................................       9,064,425
                                1,000,000     8.75% due 5/15/2020....................................       1,210,310
                                1,500,000     8.125% due 5/15/2021...................................       1,719,375
                                9,500,000     8.125% due 8/15/2021...................................      10,895,265
                                6,000,000     7.50% due 11/15/2024...................................       6,550,320
                                2,000,000     6.125% due 11/15/2027..................................       1,861,240
                                3,000,000     5.50% due 8/15/2028....................................       2,558,430
                                            US Treasury Notes:
                               10,000,000     8.50% due 11/15/2000...................................      10,196,900
                                3,000,000     7.875% due 8/15/2001...................................       3,075,000

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GOVERNMENT BOND FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1999 (CONCLUDED)
--------------------------------------------------------------------------------

                                 FACE
                                AMOUNT                                ISSUE                                 VALUE
---------------------------------------------------------------------------------------------------------------------
                                            US GOVERNMENT & AGENCY OBLIGATIONS
---------------------------------------------------------------------------------------------------------------------

US TREASURY BONDS &
NOTES (CONCLUDED)
                                            US Treasury Notes (concluded):
                              $ 5,000,000     7.50% due 11/15/2001...................................    $  5,108,600
                                5,000,000     5.875% due 11/30/2001..................................       4,967,950
                                3,000,000     7.50% due 5/15/2002....................................       3,079,680
                                1,500,000     6.375% due 8/15/2002...................................       1,503,285
                                8,000,000     6.25% due 8/31/2002....................................       7,987,520
                                7,500,000     5.75% due 8/15/2003....................................       7,346,475
                               10,000,000     7% due 7/15/2006.......................................      10,242,200
                                1,500,000     5.50% due 2/15/2008....................................       1,404,840
                                1,250,000     5.625% due 5/15/2008...................................       1,175,775
                                4,500,000     6% due 8/15/2009.......................................       4,359,375
---------------------------------------------------------------------------------------------------------------------
                                            TOTAL US TREASURY BONDS & NOTES (COST--$111,883,166)          106,278,040
---------------------------------------------------------------------------------------------------------------------
                                            TOTAL US GOVERNMENT &
                                            AGENCY OBLIGATIONS (COST--$359,705,724)--94.6%                342,833,568
---------------------------------------------------------------------------------------------------------------------
                                                SHORT-TERM SECURITIES
---------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS*--4.3%   15,635,000   Warburg Dillon Read LLC, purchased on 12/31/1999 to yield
                                              2.70% to 1/03/2000.....................................      15,635,000
---------------------------------------------------------------------------------------------------------------------
                                            TOTAL SHORT-TERM SECURITIES (COST--$15,635,000)                15,635,000
---------------------------------------------------------------------------------------------------------------------
                                            TOTAL INVESTMENTS (COST--$375,340,724)--98.9%............     358,468,568
                                            OTHER ASSETS LESS LIABILITIES--1.1%......................       3,925,303
                                                                                                         ------------
                                            NET ASSETS--100.0%.......................................    $362,393,871
                                                                                                         ============

--------------------------------------------------------------------------------

* Repurchase Agreements are fully collateralized by US Government & Agency Obligations.
+ Mortgage-Backed Obligations are subject to principal paydowns as a result of prepayments or refinancing of the underlying mortgage instrument. As a result, the average life may be substantially less than the original maturity.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GOVERNMENT BOND FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 1999
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (identified cost--$375,340,724).......              $358,468,568
Cash........................................................                     8,629
Receivables:
  Interest..................................................  $4,186,814
  Paydowns..................................................      53,502
  Loaned securities.........................................         972     4,241,288
                                                              ----------
Prepaid expenses and other assets...........................                    25,310
                                                                          ------------
Total assets................................................               362,743,795
                                                                          ------------
--------------------------------------------------------------------------------------
LIABILITIES:
Payables:
  Investment adviser........................................     175,224
  Capital shares redeemed...................................     105,788       281,012
                                                              ----------
Accrued expenses and other liabilities......................                    68,912
                                                                          ------------
Total liabilities...........................................                   349,924
                                                                          ------------
--------------------------------------------------------------------------------------
NET ASSETS..................................................              $362,393,871
                                                                          ============
--------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class A Shares of Common Stock, $.10 par value, 100,000,000
  shares authorized+........................................              $  3,613,582
Paid-in capital in excess of par............................               376,921,690
Undistributed investment income--net........................                   386,790
Accumulated realized capital losses on investments--net.....                (1,656,035)
Unrealized depreciation on investments--net.................               (16,872,156)
                                                                          ------------
NET ASSETS..................................................              $362,393,871
                                                                          ============
--------------------------------------------------------------------------------------
NET ASSET VALUE:
Class A--Based on net assets of $362,393,871 and 36,135,816
  shares outstanding........................................              $      10.03
                                                                          ============
--------------------------------------------------------------------------------------

+ The Fund is also authorized to issue 100,000,000 Class B Shares.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GOVERNMENT BOND FUND
STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 1999
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest and discount earned................................               $ 23,327,855
Other income................................................                     11,708
                                                                           ------------
Total income................................................                 23,339,563
                                                                           ------------
---------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees....................................  $1,819,811
Accounting services.........................................      81,729
Custodian fees..............................................      44,648
Professional fees...........................................      38,577
Printing and shareholder reports............................      10,688
Pricing services............................................       8,913
Directors' fees and expenses................................       7,677
Transfer agent fees.........................................       5,010
                                                              ----------
Total expenses..............................................                  2,017,053
                                                                           ------------
Investment income--net......................................                 21,322,510
                                                                           ------------
---------------------------------------------------------------------------------------
REALIZED & UNREALIZED LOSS ON INVESTMENTS--NET:
Realized loss on investments--net...........................                 (1,609,613)
Change in unrealized appreciation/depreciation on
  investments--net..........................................                (26,034,501)
                                                                           ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS........               $ (6,321,604)
                                                                           ============
---------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GOVERNMENT BOND FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                  FOR THE YEAR ENDED
                                                                     DECEMBER 31,
                                                              ---------------------------
INCREASE (DECREASE) IN NET ASSETS:                                1999           1998
-----------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................  $ 21,322,510   $ 13,545,855
Realized gain (loss) on investments--net....................    (1,609,613)     1,052,590
Change in unrealized appreciation/depreciation on
  investments--net..........................................   (26,034,501)     4,754,422
                                                              ------------   ------------
Net increase (decrease) in net assets resulting from
  operations................................................    (6,321,604)    19,352,867
                                                              ------------   ------------
-----------------------------------------------------------------------------------------
DIVIDENDS & DISTRIBUTIONS TO SHAREHOLDERS:
Investment income--net:
  Class A...................................................   (22,902,351)   (12,902,841)
In excess of investment income--net:
  Class A...................................................           (68)            --
Realized gain on investments--net:
  Class A...................................................            --       (687,846)
                                                              ------------   ------------
Net decrease in net assets resulting from dividends and
  distributions to shareholders.............................   (22,902,419)   (13,590,687)
                                                              ------------   ------------
-----------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Net increase in net assets derived from capital share
  transactions..............................................    41,202,248    164,833,095
                                                              ------------   ------------
-----------------------------------------------------------------------------------------
NET ASSETS:
Total increase in net assets................................    11,978,225    170,595,275
Beginning of year...........................................   350,415,646    179,820,371
                                                              ------------   ------------
End of year*................................................  $362,393,871   $350,415,646
                                                              ============   ============
-----------------------------------------------------------------------------------------
* Undistributed investment income--net......................  $    386,790   $  1,579,841
                                                              ============   ============
-----------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GOVERNMENT BOND FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

THE FOLLOWING PER SHARE DATA AND RATIOS HAVE
BEEN DERIVED FROM INFORMATION PROVIDED IN THE                                    CLASS A
FINANCIAL STATEMENTS.                               -----------------------------------------------------------------
                                                                     FOR THE YEAR ENDED DECEMBER 31,
                                                    -----------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:               1999         1998         1997        1996           1995
---------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year................  $  10.88     $  10.60     $  10.40     $ 10.79       $  9.97
                                                    --------     --------     --------     -------       -------
Investment income--net............................       .61          .59          .63         .65           .62
Realized and unrealized gain (loss) on
  investments--net................................      (.80)         .31          .25        (.36)          .81
                                                    --------     --------     --------     -------       -------
Total from investment operations..................      (.19)         .90          .88         .29          1.43
                                                    --------     --------     --------     -------       -------
Less dividends and distributions:
  Investment income--net..........................      (.66)        (.60)        (.63)       (.64)         (.61)
  In excess of investment income--net.............        --+          --           --          --            --
  Realized gain on investments--net...............        --         (.02)        (.05)       (.04)           --
  In excess of realized gain on
    investments--net..............................        --           --           --+         --            --
                                                    --------     --------     --------     -------       -------
Total dividends and distributions.................      (.66)        (.62)        (.68)       (.68)         (.61)
                                                    --------     --------     --------     -------       -------
Net asset value, end of year......................  $  10.03     $  10.88     $  10.60     $ 10.40       $ 10.79
                                                    ========     ========     ========     =======       =======
---------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:*
Based on net asset value per share................    (1.80%)       8.76%        8.88%       2.86%        14.83%
                                                    ========     ========     ========     =======       =======
---------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses, net of reimbursement....................      .55%         .56%         .51%        .15%          .00%
                                                    ========     ========     ========     =======       =======
Expenses..........................................      .55%         .56%         .57%        .59%          .66%
                                                    ========     ========     ========     =======       =======
Investment income--net............................     5.86%        5.66%        6.26%       6.39%         6.28%
                                                    ========     ========     ========     =======       =======
---------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of year (in thousands)............  $362,394     $350,416     $179,820     $89,581       $40,996
                                                    ========     ========     ========     =======       =======
Portfolio turnover................................   116.59%       43.10%      117.65%      21.23%        45.39%
                                                    ========     ========     ========     =======       =======
---------------------------------------------------------------------------------------------------------------------

* Total investment returns exclude insurance-related fees and expenses. + Amount is less than $.01 per share.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GOVERNMENT BOND FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 18 separate funds. Each fund offers two classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies, that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Class A and Class B Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class and Class B Shares bear certain expenses related to the distribution of such shares. Government Bond Fund (the "Fund") is classified as "diversified," as defined in the Investment Company Act of 1940. The Fund's financial statements are prepared in accordance with generally accepted accounting principles, which may require the use of management accruals and estimates. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the closing bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. Portfolio securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Short-term securities are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company.

  (b) Repurchase agreements--The Fund invests in US Government securities pursuant to repurchase agreements. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks to market such securities and, if necessary, receives additional securities daily to ensure that the contract is fully collateralized. If the counterparty defaults and the fair value of the collateral declines, liquidation of the collateral by the Fund may be delayed or limited.

  (c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

  (d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

  (e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of net investment income are due primarily to differing tax treatments for post-October losses.

  (f) Reclassification--Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, current year's permanent book/tax differences of $386,858 have been reclassified between accumulated net realized capital losses and undistributed net investment income. These reclassifications have no effect on net assets or net asset value per share.

2. INVESTMENT ADVISORY AGREEMENT AND
TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner.

  MLAM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at the annual rate of

--------------------------------------------------------------------------------

 .50% of the average daily value of the Fund's net assets.

  MLAM and Merrill Lynch Life Agency, Inc. ("MLLA") have entered into an agreement that limits the operating expenses paid by the Fund, exclusive of any distribution fees imposed on Class B Shares, to 1.25% of its average daily net assets. Any such expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by MLAM which, in turn, will be reimbursed by MLLA.

  For the year ended December 31, 1999, Merrill Lynch Security Pricing Service, an affiliate of Merrill Lynch, Pierce, Fenner & Smith Incorporated, a subsidiary of ML & Co., earned $3,194 for providing security price quotations to compute the Fund's net asset value.

  Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  Merrill Lynch Funds Distributor, a division of Princeton Funds Distributor, Inc. ("PFD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc., is the Fund's distributor.
  Accounting services are provided to the Fund by MLAM at cost.
  Certain officers and/or directors of the Company are officers and/or directors of MLAM, PSI, FDS, PFD, and/or ML & Co.

3. INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 1999 were $467,439,848 and $403,322,122, respectively.

  Net realized losses for the year ended December 31, 1999 and net unrealized losses as of December 31, 1999 were as follows:

-----------------------------------------------------------------
                                       Realized       Unrealized
                                        Losses          Losses
-----------------------------------------------------------------
Long-term investments...............  $(1,609,606)   $(16,872,156)
Short-term investments..............           (7)             --
                                      -----------    ------------
Total...............................  $(1,609,613)   $(16,872,156)
                                      ===========    ============
-----------------------------------------------------------------

  At December 31, 1999, net unrealized depreciation for Federal income tax purposes aggregated $16,879,187, of which $187,789 related to appreciated securities and $17,066,976 related to depreciated securities. At December 31, 1999, the aggregate cost of investments for Federal income tax purposes was $375,347,755.

4. CAPITAL SHARE TRANSACTIONS:

  Transactions in capital shares were as follows:

-----------------------------------------------------------------
  Class A Shares for the Year Ended                     Dollar
          December 31, 1999              Shares         Amount
-----------------------------------------------------------------
Shares sold..........................   4,662,244    $ 48,874,138
Shares issued to shareholders in
 reinvestment of dividends...........   2,216,991      22,902,419
                                       ----------    ------------
Total issued.........................   6,879,235      71,776,557
Shares redeemed......................  (2,962,902)    (30,574,309)
                                       ----------    ------------
Net increase.........................   3,916,333    $ 41,202,248
                                       ==========    ============
-----------------------------------------------------------------

-----------------------------------------------------------------
  Class A Shares for the Year Ended                     Dollar
          December 31, 1998              Shares         Amount
-----------------------------------------------------------------
Shares sold..........................  14,779,601    $159,800,815
Shares issued to shareholders in
 reinvestment of dividends and
 distributions.......................   1,267,563      13,590,688
                                       ----------    ------------
Total issued.........................  16,047,164     173,391,503
Shares redeemed......................    (799,020)     (8,558,408)
                                       ----------    ------------
Net increase.........................  15,248,144    $164,833,095
                                       ==========    ============
-----------------------------------------------------------------

5. CAPITAL LOSS CARRYFORWARD:

At December 31, 1999, the Fund had a net capital loss carryforward of approximately $1,424,000, all of which expires in 2007. This amount will be available to offset like amounts of any future taxable gains.

6. LOANED SECURITIES:

At December 31, 1999, the Fund held US Treasury Bonds having an aggregate value of approximately $5,058,000 as collateral for portfolio securities loaned having a market value of approximately $4,968,000.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GOVERNMENT BOND FUND
INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------
THE BOARD OF DIRECTORS AND SHAREHOLDERS,
GOVERNMENT BOND FUND OF
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Government Bond Fund of Merrill Lynch Variable Series Funds, Inc. as of December 31, 1999, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1999 by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Government Bond Fund of Merrill Lynch Variable Series Funds, Inc. as of December 31, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
February 10, 2000

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--HIGH CURRENT INCOME FUND
DECEMBER 31, 1999--ANNUAL REPORT
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

MARKET REVIEW

  In the aftermath of the Asian crisis and Russian default, high-yield investors began 1999 in a cautious mode. Nevertheless, with a healthy economy as a backdrop, mutual funds flows were positive in 14 of the first 21 weeks of the year. Newly created collateralized bond obligations (CBOs) were another source of buying power. As a result, new issues were generally well received. Two large transactions in excess of $1 billion--Charter Communications Holdings and Lyondell Chemical--were readily absorbed by the market.

  Unfortunately, the tide began to turn in mid-May as the Federal Open Market Committee (FOMC) moved to a tightening bias and in June effected the first of three interest rate hikes. Predictably, new issuance fell off, and from mid-May through June, the market suffered through six straight weeks of mutual fund outflows. Secondary market making by dealers dried up.

  In July, the market regained momentum as the FOMC's adoption of a neutral bias brought investors back. Fund flows turned positive, and the market again was able to absorb two huge transactions--United Pan-European Communications and Allied Waste North America. Investor sentiment quickly turned, perhaps as a result of two large satellite credit defaults in August. The August through October period was brutal, as the high-yield market registered negative total returns each month, while funds flows were negative in 13 out of 14 weeks.

  The month of November brought a strong rebound, spurred by a rally in the equity markets and reduced inflationary fears as the FOMC effected its third rate increase. The second-largest weekly inflow into high-yield mutual funds emboldened issuers. Three seasoned telecommunications credits--VoiceStream Wireless Corporation/Voicestream Wireless Holding Corporation, Nextel Communications, Inc. and Global Crossing Holding Ltd.--each priced more the $1 billion in new bonds during the month. The positive trend continued into December, as the market registered another positive return, while new-issue volume wound down.

  For the year, new-issue volume totaled $94.7 billion, down 32% from 1998, but still the third largest in the market's history. Media/ telecommunications continued the trend of recent years as the dominant sector, accounting for over 40% of new-issue volume. Fund flows for the year were negative $836 million, which was the worst year since 1994. Clearly, pension funds, insurance companies, equity funds, crossover buyers and CBOs took up the slack.

  As a result, the high-yield market ended up posting its second consecutive low single-digit return for the year, which is unprecedented in a nonrecessionary climate.

FISCAL YEAR IN REVIEW

  Besides being buffeted by the unfortunate combination of mutual fund outflows and rising US Treasury yields, which increased by almost 180 basis points (1.80%) during the year, the high-yield market suffered its worst year in terms of defaults since the recession year of 1991. In contrast to the defaults of that era, 1999's defaults were dominated by business plan failures or driven by changes in Government policies, as witnessed in the healthcare sector. (The collapse in oil prices also contributed to the demise of several credits.) According to data compiled by Donaldson, Lufkin & Jenrette Securities Corp., a leading underwriter of high-yield bonds, the high-yield market recorded a default rate of 4.02% for 1999, up from 1.28% in 1998. In the peak year of 1991, the tally was 8.80%. Data compiled by Edward Altman of New York University's Stern School showed a similar trend. While a recent survey by the Federal Reserve Board showed that more senior bank lending officers were tightening rather than easing lending standards (thus making life more difficult for marginal credits), we believe that the default rate may have peaked. Our belief stems from two factors. First, the new-issue mix in 1999 showed an improvement in the credit quality of new transactions. Second, the recovery in commodity prices--oil, paper and pulp, and metals--may bode well for credits in those sectors. We would also remind investors that the default rate often is a lagging indicator.

  Against this backdrop, the Fund's Class A Shares recorded a total return of +5.95% for the fiscal year ended December 31, 1999, which compared favorably to the unmanaged Credit Suisse First Boston Global High Yield Bond Index's total return of +3.28%. While lackluster by historical standards, the 1999 return looked quite good relative to the ten-year US Treasury return of -8.43%. For the six months ended December 31, 1999, the Fund's Class A Shares recorded a total return of +2.16%, as compared to +0.45% for the Index. The Fund's superior

--------------------------------------------------------------------------------

performance relative to the Index stemmed from several factors. First, the Fund was overweighted in emerging markets bonds (12.9% as compared to 7.6% for the Index), which rebounded smartly from last year's selloff. Second, the Fund benefited from its overweightings in the paper/packaging, cable and utility/independent power producer sectors, all of which posted strong returns overall for the year and in particular during the second half. Finally, benefiting Fund performance were its underweightings in the supermarket/drug, entertainment and consumer/manufacturing sectors, all of which posted negative returns for both the 12-month and six-month periods ended December 31, 1999. Our very modest exposure to the textile sector was also helpful, as many bonds in this ailing industry were pummeled.

  Individual credit selection was also very important. Thanks to our staff of research professionals, we managed to avoid the majority of the year's credit disasters, including the two large satellite credits that filed for Chapter XI in August. On the plus side, positive event risk also enhanced the Fund's return. Among the events helping Fund performance were Sprint's takeover of American Telecasting, which caused its bonds to soar from distressed levels to about 105% of par; investment-grade Mannesmann AG's takeover bid for Orange PLC, a major Fund holding; Tekni-Plex, Inc.'s announcement that it planned a recapitalization, which would likely result in a tender for its two bond issues, one of which is among the Fund's top ten holdings; and Lyondell Chemical Company's announcement of a huge asset sale.

  During the latter half of the year, we focused most of our new-issue activity on large credits, since we believed this was the approach to take given the limited liquidity provided by dealers. We were also quite selective since the Fund was somewhat cash constrained. Our major new-issue purchases were the bonds of ASAT Finance (an affiliate of a semiconductor manufacturer), Blount Inc. (a diversified manufacturing concern that essentially went private), ICN Pharmaceutical Inc. (a manufacturer of a broad variety of prescription and non-prescription pharmaceuticals) and Tapco International Corporation (a small manufacturer of building trim with strong cash flow margins). In the secondary market, we established a new position in Corning Consumer Products at a large discount to par, and added to existing positions in Amkor Technologies Inc. and Autopistas del Sol SA. The latter is an Argentine toll road operator with positive momentum, yet its bonds still trade at a substantial discount.

  Our major sales were two media concerns--Hollinger International Publishing, Inc. and Garden State Newspapers--where fundamentals had started to deteriorate, in our view. We also exited ASAT Finance since we believed the bond had become fully valued.

  At year-end, communications and media remained our largest broad industry category, equaling 26.7% of the Fund's total market value. Of the more narrowly classified sectors, the largest industries were: communications, 12.2% of the market value; utilities/independent power producers, 10.9%; cable (domestic & international), 10.1%; and packaging/paper & forest products, 9.4%. Foreign bonds comprised 25.5% of the Fund, with emerging market issues (mostly Latin American corporate bonds) accounting for 12.9% of market value. At December 31, 1999, the average portfolio maturity was 6 years, 11 months, and cash and cash equivalents amounted to 8.4% of market value.

INVESTMENT OUTLOOK

  Looking ahead, we are optimistic on the outlook for the high yield market in 2000. There are currently several fundamental and technical factors that are encouraging. Given that almost 70% of the universe is trading at a discount to par, and with an increasing percentage of bonds callable in the next three years, we would expect bond retirements to rise this year. While we would not expect to see much in the way of retail mutual funds flows, we could see new money from institutional and CBO buyers in 2000. The continued lure of the equity markets may make it difficult for the high-yield market to attract retail money back until at least a few months of positive returns have been posted. In addition, at present the general economy is expected to remain healthy. On the supply side, many capital hungry high-yield credits are gaining access to private and public equity, vendor financing, and convertible and bank debt.

IN CONCLUSION

  We thank you for your continued interest in High Current Income Fund of Merrill Lynch

--------------------------------------------------------------------------------

Variable Series Funds, Inc., and we look forward to sharing our investment outlook and strategy with you in our next report to shareholders.

Sincerely,

/s/ Terry K. Glenn
Terry K. Glenn
President and Director

/s/ Robert F. Murray
Robert F. Murray
Vice President and Portfolio Manager

February 7, 2000

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--HIGH CURRENT INCOME FUND
TOTAL RETURN BASED ON A $10,000 INVESTMENT--CLASS A SHARES
--------------------------------------------------------------------------------
[HIGH CURRENT INCOME FUND GRAPH]

A line graph depicting the growth of an investment in the Fund's Class A Shares compared to growth of an investment in the Credit Suisse First Boston High Yield Index. Beginning and ending values are:

                                                   12/89        12/99
High Current Income Fund+
--Class A Shares*                                 $10,000      $26,778
Credit Suisse First Boston Global
High Yield Index++                                $10,000      $28,542

*Assuming transaction costs and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses.
+High Current Income Fund invests principally in fixed-income securities, which are rated in the lower rating categories of the established rating services or in unrated securities of comparable quality.
++This unmanaged market-weighted Index of high-yield debt securities is comprised of 1,625 securities rated BBB or lower.
Past performance is not predictive of future performance.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--HIGH CURRENT INCOME FUND
AVERAGE ANNUAL TOTAL RETURN--CLASS A SHARES
--------------------------------------------------------------------------------

                       PERIOD COVERED                         % RETURN
----------------------------------------------------------------------
Year Ended 12/31/99                                            + 5.95%
----------------------------------------------------------------------
Five Years Ended 12/31/99                                      + 8.25
----------------------------------------------------------------------
Ten Years Ended 12/31/99                                       +10.35
----------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--HIGH CURRENT INCOME FUND
RECENT PERFORMANCE RESULTS*
--------------------------------------------------------------------------------

                                                                6 MONTH         12 MONTH
                                                              TOTAL RETURN    TOTAL RETURN
------------------------------------------------------------------------------------------
Class A Shares                                                   +2.16%          +5.95%
------------------------------------------------------------------------------------------

* Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Insurance-related fees and expenses are not reflected in these returns.

Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--HIGH CURRENT INCOME FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1999
--------------------------------------------------------------------------------

                             S&P     MOODY'S      FACE
        INDUSTRY           RATINGS   RATINGS     AMOUNT                        CORPORATE BONDS                    VALUE
---------------------------------------------------------------------------------------------------------------------------
AEROSPACE & DEFENSE--0.6%   B         B2       $ 3,000,000      L-3 Communications Corp., 10.375% due
                                                                  5/01/2007..................................  $  3,097,500
---------------------------------------------------------------------------------------------------------------------------
AIRLINES--0.8%              BB        Ba3        4,000,000      USAir Inc., 10.375% due 3/01/2013............     3,840,000
---------------------------------------------------------------------------------------------------------------------------
AUTOMOTIVE--0.7%            NR*       NR*        5,000,000      Breed Technologies Inc., 9.25% due
                                                                  4/15/2008(c)...............................        56,250
                            B         B2           750,000      Dura Operating Corporation, 9% due
                                                                  5/01/2009..................................       706,875
                            B         B2         3,000,000      Venture Holdings Trust, 11% due 6/01/2007....     2,880,000
                                                                                                               ------------
                                                                                                                  3,643,125
---------------------------------------------------------------------------------------------------------------------------
BROADCASTING--              BB-       Ba3        3,000,000      Antenna TV SA, 9% due 8/01/2007..............     2,700,000
RADIO & TV--2.8%            B         B1         3,000,000      Chancellor Media Corp., 9% due 10/01/2008....     3,120,000
                            B-        B3         2,000,000      Cumulus Media, Inc., 10.375%
                                                                  due 7/01/2008..............................     2,080,000
                            BB        Ba2        4,000,000      Grupo Televisa SA, 11.875% due 5/15/2006.....     4,280,000
                            B         B2         2,000,000      Sinclair Broadcasting Group Inc., 10% due
                                                                  9/30/2005..................................     1,990,000
                                                                                                               ------------
                                                                                                                 14,170,000
---------------------------------------------------------------------------------------------------------------------------
BUILDING MATERIALS--1.0%    B         B2         2,000,000      NCI Building Systems Inc., 9.25% due
                                                                  5/01/2009..................................     1,900,000
                            B-        B3         3,000,000      Tapco International Corporation, 12.50% due
                                                                  8/01/2009(e)...............................     2,917,500
                                                                                                               ------------
                                                                                                                  4,817,500
---------------------------------------------------------------------------------------------------------------------------
CABLE--1.9%                                                     Century Communications Corporation:
                            BB-       B1         3,000,000        9.50% due 3/01/2005........................     3,000,000
                            BB-       B1         2,500,000        8.375% due 12/15/2007......................     2,343,750
                            B+        B1         4,000,000      Olympus Communications LP/Capital Corp.,
                                                                  10.625% due 11/15/2006.....................     4,220,000
                                                                                                               ------------
                                                                                                                  9,563,750
---------------------------------------------------------------------------------------------------------------------------
CABLE--                                                         Australis Media Ltd.(c)(g):
INTERNATIONAL--4.6%         D         NR*        8,000,000        1.75%/15.75% due 5/15/2003(k)..............        80,000
                            D         NR*          136,859        1.75%/15.75% due 5/15/2003.................         1,369
                            BB        B1         2,000,000      Cablevision SA, 13.75% due 5/01/2009(e)......     1,955,000
                            B+        B2         5,000,000      Globo Comunicacoes e Participacoes, Ltd.,
                                                                  10.50% due 12/20/2006(e)...................     4,325,000
                            B-        B3         5,500,000      International Cabletel, Inc.,
                                                                  10.986% due 2/01/2006(d)...................     4,977,500
                            B-        B3         2,000,000      NTL Incorporated (Series B), 10% due
                                                                  2/15/2007..................................     2,055,000
                            B+        B1         7,000,000      TeleWest Communications PLC, 11.45% due
                                                                  10/01/2007(d)..............................     6,527,500
                            B-        B3         5,000,000      United International Holdings, Inc., 10.75%
                                                                  due 2/15/2008(d)(j)........................     3,200,000
                                                                                                               ------------
                                                                                                                 23,121,369
---------------------------------------------------------------------------------------------------------------------------
CAPITAL GOODS--2.5%         B+        B1         4,000,000      Bucyrus International, 9.75% due 9/15/2007...     2,870,000
                            B         B2         4,000,000      Columbus McKinnon Corp., 8.50%
                                                                  due 4/01/2008..............................     3,550,000
                            B-        B3         4,500,000      International Wire Group, Inc., 11.75% due
                                                                  6/01/2005..................................     4,646,250
                            CCC-      Ca         4,750,000      Morris Materials Handling, 9.50%
                                                                  due 4/01/2008..............................     1,567,500
                                                                                                               ------------
                                                                                                                 12,633,750
---------------------------------------------------------------------------------------------------------------------------
CHEMICALS--1.5%             BB-       Ba3        3,500,000      ISP Holdings Inc., 9.75% due 2/15/2002.......     3,504,375
                                                                Lyondell Chemical Company:
                            BB        Ba3        2,000,000      9.875% due 5/01/2007(e)......................     2,040,000
                            B+        B2         2,000,000      10.875% due 5/01/2009........................     2,060,000
                                                                                                               ------------
                                                                                                                  7,604,375
---------------------------------------------------------------------------------------------------------------------------
COMMUNICATIONS--0.3%        B-        B3         2,500,000      Satelites Mexicanos SA, 10.125% due
                                                                  11/01/2004.................................     1,700,000
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--HIGH CURRENT INCOME FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1999 (CONTINUED)
--------------------------------------------------------------------------------

                             S&P     MOODY'S      FACE
        INDUSTRY           RATINGS   RATINGS     AMOUNT                        CORPORATE BONDS                    VALUE
---------------------------------------------------------------------------------------------------------------------------
COMPUTER SERVICES--         BB-       Ba3      $ 4,000,000      Amkor Technologies Inc., 9.25% due
ELECTRONICS--2.0%                                                 5/01/2006(e)...............................  $  3,900,000
                            CCC       Caa1       3,000,000      Dictaphone Corp., 11.75% due 8/01/2005.......     2,220,000
                            B         B2         4,000,000      Hadco Corporation, 9.50% due 6/15/2008.......     3,870,000
                                                                                                               ------------
                                                                                                                  9,990,000
---------------------------------------------------------------------------------------------------------------------------
CONGLOMERATES--0.3%         B-        B3         2,000,000      Eagle-Picher Industries, 9.375% due
                                                                  3/01/2008..................................     1,740,000
---------------------------------------------------------------------------------------------------------------------------
CONSUMER--SERVICES--0.2%    B         B2         2,000,000      Protection One Alarm Monitoring, 8.625% due
                                                                  1/15/2009(e)...............................       980,000
---------------------------------------------------------------------------------------------------------------------------
CONSUMER PRODUCTS--0.9%     B         B3         2,000,000      Corning Consumer Products, 9.625%
                                                                  due 5/01/2008..............................     1,572,500
                            B+        B1         2,000,000      Playtex Products, Inc.,
                                                                  Series B, 8.875% due 7/15/2004(e)..........     2,005,000
                            CCC+      Caa1       1,500,000      Syratech Corp., 11% due 4/15/2007............     1,038,750
                                                                                                               ------------
                                                                                                                  4,616,250
---------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED--2.0%           B+        B1           500,000      Applied Power Inc., 8.75% due 4/01/2009......       489,375
                            B-        B3         5,000,000      Blount Inc., 13% due 8/01/2009(e)............     5,275,000
                            B-        B2         1,000,000      Koppers Industries, Inc., 9.875% due
                                                                  12/01/2007.................................       910,000
                            B+        Caa1       4,000,000      RBX Corp, 12% due 1/15/2003..................     3,080,000
                                                                                                               ------------
                                                                                                                  9,754,375
---------------------------------------------------------------------------------------------------------------------------
ENERGY--6.0%                B-        B3         2,000,000      Bellwether Exploration, 10.875% due
                                                                  4/01/2007..................................     1,835,000
                            B         B3         4,500,000      Benton Oil and Gas Co., 11.625% due
                                                                  5/01/2003..................................     3,150,000
                            B         B3         1,000,000      Chesapeake Energy Corp., 9.125% due
                                                                  4/15/2006..................................       900,000
                            B+        B3         2,500,000      Clark USA Inc., 10.875% due 12/01/2005.......     1,000,000
                            B-        Caa1       4,000,000      Energy Corp. of America, 9.50% due
                                                                  5/15/2007..................................     2,840,000
                            B-        Caa2       5,000,000      Northern Offshore ASA, 10% due 5/15/2005.....     3,050,000
                            B+        B1         3,500,000      Parker Drilling Co., 9.75% due 11/15/2006....     3,421,250
                            NR*       B2         3,000,000      Petroleo Brasileiro SA, 10% due
                                                                  10/17/2006(e)..............................     2,842,500
                            BBB       Baa2       1,500,000      Pool Energy Services Co., 8.625% due
                                                                  4/01/2008..................................     1,515,000
                            BB        Ba3          300,000      Port Arthur Finance Corporation, 12.50% due
                                                                  1/15/2009..................................       303,000
                            CCC-      Caa2       3,500,000      Southwest Royalties Inc., 10.50% due
                                                                  10/15/2004.................................     1,960,000
                            BB-       B1         3,000,000      Tesoro Petroleum Corp., 9% due 7/01/2008.....     2,865,000
                            NR*       C         14,365,000      TransAmerican Energy Corp., 13% due
                                                                  6/15/2002(c)...............................     1,436,500
                            B-        B3         1,500,000      United Refining Co., 10.75% due 6/15/2007....       945,000
                            B         B2         2,500,000      Universal Compression Inc., 9.875% due
                                                                  2/15/2008(d)...............................     1,550,000
                                                                                                               ------------
                                                                                                                 29,613,250
---------------------------------------------------------------------------------------------------------------------------
ENTERTAINMENT--0.8%         B-        B3         4,000,000      Premier Parks Inc., 9.75% due 6/15/2007......     4,020,000
---------------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES--0.6%    CCC-      Caa3       2,000,000      Amresco Inc., 9.875% due 3/15/2005...........     1,280,000
                            NR*       ba1        2,000,000      IBJ Capital Co. LLC (Preferred), 8.79% due
                                                                  12/29/2049(e)(i)(m)........................     1,854,024
                                                                                                               ------------
                                                                                                                  3,134,024
---------------------------------------------------------------------------------------------------------------------------
FOOD & BEVERAGE--0.8%       BB        Ba2        1,000,000      Canandaigua Brands, 8.625% due 8/01/2006.....       996,250
                            B+        B1         4,500,000      Chiquita Brands International Inc., 9.125%
                                                                  due 3/01/2004..............................     3,127,500
                                                                                                               ------------
                                                                                                                  4,123,750
---------------------------------------------------------------------------------------------------------------------------
GAMING--1.9%                D         Caa1       4,000,000      GB Property Funding Corp., 10.875% due
                                                                  1/15/2004(c)...............................     2,790,000
                                                                Jazz Casino Co. LLC:
                            NR*       NR*        2,060,439      5.987% due 11/15/2009(a)(m)..................     1,225,961
                            NR*       NR*          189,000        Contigent Notes due 11/15/2009(h)..........             0
                            B         B2         5,000,000      Trump Atlantic City Associates/Funding Inc.,
                                                                  11.25% due 5/01/2006.......................     4,050,000
                            B-        Caa1       1,500,000      Venetian Casino/LV Sands, 12.25% due
                                                                  11/15/2004.................................     1,293,750
                                                                                                               ------------
                                                                                                                  9,359,711
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--HIGH CURRENT INCOME FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1999 (CONTINUED)
--------------------------------------------------------------------------------

                             S&P     MOODY'S      FACE
        INDUSTRY           RATINGS   RATINGS     AMOUNT                        CORPORATE BONDS                    VALUE
---------------------------------------------------------------------------------------------------------------------------
HEALTH SERVICES--4.2%       B+        Ba3      $ 4,000,000      Beverly Enterprises Inc., 9% due 2/15/2006...  $  3,680,000
                            BB+       Ba2        2,000,000      Columbia HCA/Healthcare Corp., 7.15% due
                                                                  3/30/2004..................................     1,880,000
                            CCC+      B3         2,000,000      Extendicare Health Services, 9.35% due
                                                                  12/15/2007.................................     1,340,000
                            B+        ba3        3,000,000      Fresenius Medical Capital Trust II, 7.875%
                                                                  due 2/01/2008..............................     2,760,000
                            BB        Ba3        4,000,000      ICN Pharmaceutical Inc., 8.75% due
                                                                  11/15/2008(e)..............................     3,820,000
                            B-        Caa1       2,000,000      Magellan Health Services, 9% due
                                                                  2/15/2008..................................     1,620,000
                            D         C          2,500,000      Mariner Post - Acute Network, 9.50% due
                                                                  11/01/2007(c)..............................        50,000
                            NR*       B2         3,000,000      Quest Diagnostic Inc., 10.75% due
                                                                  12/15/2006.................................     3,142,500
                            BB-       Ba3        2,500,000      Tenet Healthcare Corp., 8.625% due
                                                                  1/15/2007..................................     2,412,500
                                                                                                               ------------
                                                                                                                 20,705,000
---------------------------------------------------------------------------------------------------------------------------
HOTELS--0.4%                BB        Ba2        2,000,000      HMH Properties, Inc., 8.45% due 12/01/2008...     1,850,000
---------------------------------------------------------------------------------------------------------------------------
INDEPENDENT POWER                                               AES Corporation:
PRODUCERS--5.2%             BB        Ba3        5,000,000      10.25% due 7/15/2006.........................     5,075,000
                            BB        Ba1        3,000,000      9.50% due 6/01/2009..........................     3,026,250
                            BBB-      Ba1        2,000,000      AES Eastern Energy, 9% due 1/02/2017(e)......     1,871,000
                            BB        Ba2        6,000,000      Caithness Coso Fund Corp., 9.05% due
                                                                  12/15/2009.................................     5,970,000
                            BB+       Ba1        3,000,000      Calpine Corporation, 8.75% due 7/15/2007.....     3,007,500
                            BB+       Ba1        2,500,000      Cogentrix Energy Inc., 8.75% due
                                                                  10/15/2008.................................     2,384,375
                            BB        Ba1        1,950,000      ESI Tractebel Acquisition Corp., 7.99% due
                                                                  12/30/2011.................................     1,740,823
                            BB        Ba3          250,000      Midland Funding II, 11.75% due 7/23/2005.....       269,963
                            BB        Ba1        3,000,000      Monterrey Power, SA de CV, 9.625% due
                                                                  11/15/2009(e)..............................     2,730,000
                                                                                                               ------------
                                                                                                                 26,074,911
---------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL--                B         B3         1,000,000      Anthony Crane Rental LP, 10.375% due
SERVICES--2.6%                                                    8/01/2008..................................       850,000
                            B         NR*       10,000,000      Anthony Crane Rentals, 13.375% due
                                                                  8/01/2009(d)...............................     4,400,000
                            B         B3         4,000,000      Neff Corp., 10.25% due 6/01/2008.............     3,840,000
                            CCC+      Caa1       8,000,000      Thermadyne Holdings Corp., 12.50% due
                                                                  6/01/2008(d)...............................     3,660,000
                                                                                                               ------------
                                                                                                                 12,750,000
---------------------------------------------------------------------------------------------------------------------------
INTERNET TRANSPORT--0.8%    B-        B3         4,000,000      PSINet, Inc., Series B, 10% due 2/15/2005....     3,955,000
---------------------------------------------------------------------------------------------------------------------------
MACHINERY -- 0.6%           CCC+      B3         4,000,000      Numatics Inc., 9.625% due 4/01/2008..........     3,000,000
---------------------------------------------------------------------------------------------------------------------------
METALS & MINING--3.2%       CC        Ca         3,000,000      AEI Resources Inc., 11.50% due
                                                                  12/15/2006(e)..............................     1,942,500
                            B-        B3         5,000,000      Great Lakes Carbon Corp., 11.75% due
                                                                  5/15/2008(a)...............................     4,750,000
                            CCC+      B3         4,500,000      Kaiser Aluminum & Chemical Corp., 12.75% due
                                                                  2/01/2003..................................     4,500,000
                            B         B2         5,000,000      P & L Coal Holdings Corp., 9.625% due
                                                                  5/15/2008..................................     4,925,000
                                                                                                               ------------
                                                                                                                 16,117,500
---------------------------------------------------------------------------------------------------------------------------
PACKAGING--5.2%             BB-       B1         2,000,000      Ball Corporation, 8.25% due 8/01/2008........     1,920,000
                            B         B2         7,000,000      Consolidated Containers Company LLC, 10.125%
                                                                  due 7/15/2009(e)...........................     7,122,500
                            B-        Caa2       4,500,000      Indesco International, 9.75% due 4/15/2008...     2,025,000
                            B         B2         4,000,000      Portola Packaging Inc., 10.75% due
                                                                  10/01/2005.................................     4,010,000
                                                                Silgan Holdings, Inc.:
                            B         NR*        2,810,000      13.25% due 7/15/2006(a)......................     3,062,900
                            B         B1         1,000,000      9% due 6/01/2009.............................       960,000
                            B-        B3         6,500,000      Tekni-Plex, Inc., 9.25% due 3/01/2008........     6,597,500
                                                                                                               ------------
                                                                                                                 25,697,900
---------------------------------------------------------------------------------------------------------------------------
PAPER & FOREST              B         B2         3,000,000      Ainsworth Lumber Company, 12.50% due
PRODUCTS--3.3%                                                    7/15/2007(a)...............................     3,285,000
                            B-        B2         2,000,000      Container Corp. of America, Series B, 10.75%
                                                                  due 5/01/2002..............................     2,070,000

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--HIGH CURRENT INCOME FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1999 (CONTINUED)
--------------------------------------------------------------------------------

                             S&P     MOODY'S      FACE
        INDUSTRY           RATINGS   RATINGS     AMOUNT                        CORPORATE BONDS                    VALUE
---------------------------------------------------------------------------------------------------------------------------
PAPER & FOREST                                                  Doman Industries Limited:
PRODUCTS (CONCLUDED)        B+        B3       $ 1,700,000      12% due 7/01/2004............................  $  1,770,125
                            B         Caa1       5,000,000      Series B, 9.25% due 11/15/2007...............     4,000,000
                            CCC+      Caa1       4,000,000      Pindo Deli Financial Mauritius, 10.75% due
                                                                  10/01/2007.................................     2,950,000
                            B+        B1         2,000,000      SD Warren Co., 12% due 12/15/2004............     2,085,000
                                                                                                               ------------
                                                                                                                 16,160,125
---------------------------------------------------------------------------------------------------------------------------
PRINTING &                  BB-       Ba3        2,000,000      Primedia, Inc., 7.625% due 4/01/2008.........     1,870,000
PUBLISHING--0.4%
---------------------------------------------------------------------------------------------------------------------------
PRODUCT                     CCC+      Caa1       4,000,000      Ameriserve Food Distributors, 10.125% due
DISTRIBUTION--0.3%                                                7/15/2007..................................     1,320,000
---------------------------------------------------------------------------------------------------------------------------
RESTAURANTS--0.4%           BB        NR*        2,000,000      FM 1993A Corp., 9.75% due 11/01/2003.........     2,010,000
---------------------------------------------------------------------------------------------------------------------------
RETAIL SPECIALTY--0.3%      NR*       NR*        1,502,000      Cumberland Farms, Inc., 10.50% due
                                                                  10/01/2003.................................     1,441,920
---------------------------------------------------------------------------------------------------------------------------
STEEL--2.3%                 NR*       B2         5,000,000      CSN Iron SA, 9.125% due 6/01/2007(e).........     4,168,750
                            B         Caa1         750,000      Republic Technology, 13.75% due
                                                                  7/15/2009(e)(l)............................       495,000
                            B         B2         3,500,000      Weirton Steel Corp., 10.75% due 6/01/2005....     3,438,750
                            B+        B2         3,500,000      Wheeling Pittsburgh Corp., 9.25% due
                                                                  11/15/2007.................................     3,255,000
                                                                                                               ------------
                                                                                                                 11,357,500
---------------------------------------------------------------------------------------------------------------------------
SUPERMARKETS--0.4%          BB        B1         2,000,000      Disco SA, 9.875% due 5/15/2008...............     1,745,000
---------------------------------------------------------------------------------------------------------------------------
TELEPHONY--                 NR*       NR*        3,000,000      Comtel Brasileira Ltd., 10.75% due
COMPETITIVE LOCAL                                               9/26/2004(e).................................     2,895,000
EXCHANGE--3.1%              B         B1         4,000,000      Energis PLC, 9.75% due 6/15/2009(e)..........     4,140,000
                            BB        Ba2        1,000,000      Global Crossing Holding Limited, 9.50% due
                                                                  11/15/2009(e)..............................       985,000
                            B         B2         2,000,000      Intermedia Communications Inc., 8.60% due
                                                                  6/01/2008..................................     1,830,000
                            B         B3         3,000,000      Level 3 Communications Inc., 9.125% due
                                                                  5/01/2008..................................     2,827,500
                            NR*       B2         3,000,000      Nextlink Communications, 9.45% due
                                                                  4/15/2008(d)...............................     1,920,000
                            BBB-      B1         1,000,000      Telefonica de Argentina, 11.875% due
                                                                  11/01/2004.................................     1,020,000
                                                                                                               ------------
                                                                                                                 15,617,500
---------------------------------------------------------------------------------------------------------------------------
TEXTILES--0.7%              B-        B3         2,800,000      Anvil Knitwear Inc., Series B, 10.875% due
                                                                  3/15/2007..................................     2,310,000
                            B         Caa3       2,000,000      Galey & Lord, Inc., 9.125% due 3/01/2008.....       470,000
                            D         Ca         4,000,000      Polysindo International Finance Company BV,
                                                                  9.375% due 7/30/2007(c)....................       720,000
                                                                                                               ------------
                                                                                                                  3,500,000
---------------------------------------------------------------------------------------------------------------------------
TRANSPORTATION--4.4%        BB-       NR*        6,000,000      Autopistas del Sol SA, 10.25% due
                                                                  8/01/2009(e)...............................     4,770,000
                            BB        B1         6,000,000      GS Superhighway Holdings, 10.25% due
                                                                  8/15/2007..................................     3,713,742
                            B         NR*        4,500,000      MRS Logistica SA, 10.625% due 8/15/2005(e)...     3,690,000
                            BB-       B1         4,000,000      Sea Containers Ltd., 12.50% due 12/01/2004...     4,100,000
                            B-        B2         5,700,000      Transtar Holdings LP, 13.375% due
                                                                  12/15/2003(d)..............................     5,814,000
                                                                                                               ------------
                                                                                                                 22,087,742
---------------------------------------------------------------------------------------------------------------------------
UTILITIES--4.5%             NR*       NR*        2,500,000      CIA Saneamento Basico, 10% due
                                                                  7/28/2005(e)...............................     2,162,500
                            BB        Ba3        2,000,000      CMS Energy Corp., 7.50% due 1/15/2009........     1,805,462
                            BB-       Ba2        1,000,000      Empresa Electricidad del Norte, 10.50% due
                                                                  6/15/2005(e)...............................       470,486
                            B+        B2         3,500,000      Espirito Santo--Escelsa, 10% due 7/15/2007...     2,940,000
                            BB        NR*        3,000,000      Inversora de Electrica, 9% due 9/16/2004(e)..     2,040,000
                            BBB-      B1         4,000,000      MetroGas SA, 12% due 8/15/2000...............     4,065,000

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--HIGH CURRENT INCOME FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1999 (CONTINUED)
--------------------------------------------------------------------------------

                             S&P     MOODY'S      FACE
        INDUSTRY           RATINGS   RATINGS     AMOUNT                        CORPORATE BONDS                    VALUE
---------------------------------------------------------------------------------------------------------------------------
UTILITIES                   BBB       Baa3     $ 2,446,000      Niagara Mohawk Power Corp., 8.77% due
(CONCLUDED)                                                     1/01/2018....................................  $  2,497,635
                            BB+       Ba2        2,923,200      TransGas de Occidente SA, 9.79% due
                                                                  11/01/2010(e)(f)...........................     2,535,876
                                                                +Tucson Electric & Power Co.(f):
                            NR*       NR*        3,400,687      10.211% due 1/01/2009........................     3,558,989
                            NR*       NR*          500,000      10.732% due 1/01/2013........................       530,025
                                                                                                               ------------
                                                                                                                 22,605,973
---------------------------------------------------------------------------------------------------------------------------
WASTE                                                           Allied Waste North America:
MANAGEMENT--2.0%            BB-       Ba3        4,000,000      7.375% due 1/01/2004.........................     3,690,000
                            B+        B2         2,500,000      10% due 8/01/2009(e).........................     2,237,500
                            NR*       Ca         3,500,000      Mid-American Waste Systems, Inc., 12.25% due
                                                                  2/15/2003(c)...............................       105,000
                            B+        B2         4,000,000      Safety-Kleen Services, 9.25% due 6/01/2008...     3,950,000
                                                                                                               ------------
                                                                                                                  9,982,500
---------------------------------------------------------------------------------------------------------------------------
WIRELESS                    B         B1        10,000,000      NEXTEL Communications, Inc., 9.75% due
COMMUNICATIONS--                                                8/15/2004....................................    10,300,000
DOMESTIC PAGING &           B-        B2           650,000      VoiceStream Wireless
CELLULAR--2.2%                                                  Corporation/VoiceStream Wireless Holding
                                                                  Corporation, 10.375% due 11/15/2009(e).....       669,500
                                                                                                               ------------
                                                                                                                 10,969,500
---------------------------------------------------------------------------------------------------------------------------
WIRELESS                    NR*       B3         3,050,000      ClearNet Communications, 10.125% due
COMMUNICATIONS--                                                5/01/2009(d).................................     1,830,000
INTERNATIONAL--3.8%         B-        Caa1       7,505,000      McCaw International Ltd., 12.484% due
                                                                  4/15/2007(d)...............................     5,178,450
                            B-        Caa1       8,000,000      Millicom International Cellular, 13.31% due
                                                                  6/01/2006(d)...............................     6,600,000
                                                                Orange PLC:
                            BBB       Ba3        3,000,000      8% due 8/01/2008.............................     3,052,500
                            BBB       Ba3        2,000,000      9% due 6/01/2009.............................     2,070,000
                                                                                                               ------------
                                                                                                                 18,730,950
---------------------------------------------------------------------------------------------------------------------------
                                                                TOTAL INVESTMENTS IN CORPORATE BONDS--82.5%
                                                                (COST--$487,863,125)                            411,071,750
---------------------------------------------------------------------------------------------------------------------------
                                                 SHARES
                                                  HELD                        PREFERRED STOCKS
---------------------------------------------------------------------------------------------------------------------------
BROADCASTING--RADIO & TV--0.4%                       1,696      Cumulus Media, Inc., Series A (Preferred),
                                                                  13.75%(a)(c)...............................     1,899,520
---------------------------------------------------------------------------------------------------------------------------
CABLE--DOMESTIC--1.5%                               69,490      CSC Holdings Inc. (Series A)(a)(c)...........     7,591,782
---------------------------------------------------------------------------------------------------------------------------
CABLE--INTERNATIONAL--1.0%                           4,266      NTL Incorporated (Series B)(a)(c)............     4,735,260
---------------------------------------------------------------------------------------------------------------------------
CAPITAL GOODS--0.1%                                  2,343      Clark Material Handling(a)(c)................       632,610
---------------------------------------------------------------------------------------------------------------------------
ENERGY--0.1%                                         2,499      +Clark USA Inc.(a)(c)(e).....................       674,730
                                                                +TCR Holdings (Convertible):
                                                    23,076      (Class B)....................................           231
                                                    12,692      (Class C)....................................           127
                                                    33,460      (Class D)....................................           335
                                                    69,227      (Class E)....................................           692
                                                                                                               ------------
                                                                                                                    676,115
---------------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES--0.5%                           120,000      California Federal Bank (Series A)...........     2,707,500
---------------------------------------------------------------------------------------------------------------------------
PRINTING & PUBLISHING--0.3%                         20,000      Primedia, Inc. (Series H)....................     1,740,000
---------------------------------------------------------------------------------------------------------------------------
STEEL--0.6%                                        120,000      USX Capital LLC, Series A....................     2,865,000
---------------------------------------------------------------------------------------------------------------------------
TELEPHONY--COMPETITIVE LOCAL EXCHANGE                4,357      Intermedia Communications Inc.
CARRIERS--0.9%                                                    (Convertible)(a)(c)........................     4,269,860
---------------------------------------------------------------------------------------------------------------------------
WIRELESS COMMUNICATIONS--DOMESTIC PAGING &           2,659      Nextel Communications, Inc. (Series
CELLULAR--0.6%                                                    D)(a)(c)...................................     2,845,130
---------------------------------------------------------------------------------------------------------------------------
                                                                TOTAL INVESTMENTS IN PREFERRED STOCKS--6.0%
                                                                (COST--$31,953,207)                              29,962,777
---------------------------------------------------------------------------------------------------------------------------
                                                                COMMON STOCKS
---------------------------------------------------------------------------------------------------------------------------
ENERGY--0.2%                                        86,526      CHI Energy, Inc.(c)..........................       951,786
---------------------------------------------------------------------------------------------------------------------------
ENTERTAINMENT--0.3%                                 93,747      On Command Corporation(c)....................     1,746,038
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--HIGH CURRENT INCOME FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1999 (CONCLUDED)
--------------------------------------------------------------------------------

                                                 SHARES
        INDUSTRY                                  HELD                          COMMON STOCKS                     VALUE
---------------------------------------------------------------------------------------------------------------------------
GAMING--0.0%                                        54,802      JCC Holding Company (Class A)(c).............  $    154,131
---------------------------------------------------------------------------------------------------------------------------
TRANSPORTATION--0.2%                                65,333      HMI(c).......................................       751,329
---------------------------------------------------------------------------------------------------------------------------
WIRELESS COMMUNICATIONS--DOMESTIC PAGING &           9,295      Nextel Communications, Inc. (Class A)(c).....       957,966
CELLULAR--0.2%
---------------------------------------------------------------------------------------------------------------------------
                                                                TOTAL INVESTMENTS IN COMMON STOCK--0.9%
                                                                (COST--$6,405,729)                                4,561,250
---------------------------------------------------------------------------------------------------------------------------
                                                                                 WARRANTS(B)
---------------------------------------------------------------------------------------------------------------------------
ENTERTAINMENT--0.0%                                 29,830      On Command Corporation.......................       182,709
---------------------------------------------------------------------------------------------------------------------------
RETAIL SPECIALTY--0.0%                              17,308      Bradlees Inc. (WT04).........................        51,924
---------------------------------------------------------------------------------------------------------------------------
SUPERMARKETS--0.0%                                   2,809      Grand Union Co...............................         2,809
---------------------------------------------------------------------------------------------------------------------------
                                                                TOTAL INVESTMENTS IN WARRANTS--0.0%
                                                                (COST--$4,708,111)                                  237,442
---------------------------------------------------------------------------------------------------------------------------
                                                  FACE
                                                 AMOUNT                     SHORT-TERM SECURITIES
---------------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER**--8.2%                       $23,856,000      General Motors Acceptance Corp., 5% due
                                                                  1/03/2000..................................    23,846,060
                                                10,000,000      Morgan (J.P.) Co., Inc., 6.25% due
                                                                  1/12/2000..................................     9,979,167
                                                 7,000,000      Paccar Financial, 6.60% due 1/10/2000........     6,987,166
---------------------------------------------------------------------------------------------------------------------------
                                                                TOTAL INVESTMENTS IN SHORT-TERM
                                                                SECURITIES--8.2% (COST--$40,812,393)             40,812,393
---------------------------------------------------------------------------------------------------------------------------
                                                                TOTAL INVESTMENT--97.6%
                                                                (COST--$571,742,565).........................   486,645,612
                                                                OTHER ASSETS LESS LIABILITIES -- 2.4%........    11,745,968
                                                                                                               ------------
                                                                NET ASSETS -- 100.0%.........................  $498,391,580
                                                                                                               ============
---------------------------------------------------------------------------------------------------------------------------

*
Not Rated.
**
Commercial Paper is traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Fund.
(a)
Represents a pay-in-kind security that may pay interest/dividends in additional face amount/shares.
(b)
Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.
(c)
Non-income producing security.
(d)
Represents a zero coupon or step bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.
(e)
The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
(f)
Subject to principal paydowns.
(g)
Represents a step bond. Coupon payments are paid-in-kind, in which the Fund receives additional face amount at an annual rate of 1.75% until May 15, 2000. Subsequently, the Fund will receive cash coupon payments at an annual rate of 15.75% until maturity.
(h)
Represents an obligation by Jazz Casino Co. LLC to pay a semi-annual amount to the Fund through 11/15/2009. The payments are based upon varying interest rates and the amounts, which may be paid-in-kind, are contigent upon the earnings before income taxes, depreciation and amortization of Jazz Casino LLC on a fiscal year basis.
(i)
The security is a perpetual bond and has no definite maturity date.
(j)
Each $1,000 face amount contains one warrant of United International Holdings, Inc.
(k)
Each $1,000 face amount contains one warrant of Australis Media Ltd.
(l)
Each $1,000 face amount contains one warrant of Republic Technology.
(m)
Floating Rate Note.
+
Restricted securities as to resale. The value of the Fund's investment in restricted securities was approximately $4,765,000, representing 1.0% of net assets.
--------------------------------------------------------------------------------

ISSUE                                                          ACQUISITION DATE(S)         COST         VALUE
----------------------------------------------------------------------------------------------------------------
Clark USA Inc. .............................................   9/26/1997-9/13/1999      $2,399,466    $  674,730
TCR Holdings (Convertible):
  (Class B).................................................            12/10/1998           1,384           231
  (Class C).................................................            12/10/1998             711           127
  (Class D).................................................            12/10/1998           1,773           335
  (Class E).................................................            12/10/1998           4,361           692
Tuscon Electric & Power Co.:
  10.211% due 1/01/2009.....................................   6/16/1993-6/01/1998       3,287,974     3,558,989
  10.732% due 1/01/2013.....................................             3/01/1993         461,050       530,025
----------------------------------------------------------------------------------------------------------------
TOTAL                                                                                   $6,156,719    $4,765,129
                                                                                        ==========    ==========
----------------------------------------------------------------------------------------------------------------

Ratings of issues shown have not been audited by Deloitte & Touche LLP.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--HIGH CURRENT INCOME FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 1999
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (identified cost--$571,742,565).......                $486,645,612
Cash........................................................                         840
Receivables:
  Interest..................................................  $10,438,300
  Securities sold...........................................    2,064,000
  Dividends.................................................       43,120
  Capital shares sold.......................................       15,262     12,560,682
                                                              -----------
Prepaid expenses and other assets...........................                      37,736
                                                                            ------------
Total assets................................................                 499,244,870
                                                                            ------------
----------------------------------------------------------------------------------------
LIABILITIES:
Payables:
  Capital shares redeemed...................................      548,695
  Investment adviser........................................      225,956        774,651
                                                              -----------
Accrued expenses and other liabilities......................                      78,639
                                                                            ------------
Total liabilities...........................................                     853,290
                                                                            ------------
----------------------------------------------------------------------------------------
NET ASSETS..................................................                $498,391,580
                                                                            ============
----------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class A Shares of Common Stock, $.10 par value, 100,000,000
shares authorized+..........................................                $  5,198,448
Paid-in capital in excess of par............................                 590,869,037
Undistributed investment income--net........................                     294,644
Accumulated realized capital losses on investments--net.....                 (12,873,596)
Unrealized depreciation on investments--net.................                 (85,096,953)
                                                                            ------------
NET ASSETS..................................................                $498,391,580
                                                                            ============
----------------------------------------------------------------------------------------
NET ASSET VALUE:
Class A--Based on net assets of $498,391,580 and 51,984,482
shares outstanding..........................................                $       9.59
                                                                            ============
----------------------------------------------------------------------------------------

   + The Fund is also authorized to issue 100,000,000 Class B Shares.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--HIGH CURRENT INCOME FUND
STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 1999
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest and discount earned................................               $ 49,491,756
Dividends...................................................                  4,578,613
Other income................................................                    167,149
                                                                           ------------
Total income................................................                 54,237,518
                                                                           ------------
---------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees....................................  $2,396,737
Accounting services.........................................      92,411
Professional fees...........................................      54,752
Printing and shareholder reports............................      46,956
Custodian fees..............................................      43,801
Directors' fees and expenses................................      11,627
Transfer agent fees.........................................       5,010
Pricing services............................................      12,794
                                                              ----------
Total expenses..............................................                  2,664,088
                                                                           ------------
Investment income--net......................................                 51,573,430
                                                                           ------------
---------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS--NET:
Realized gain on investments--net...........................                  2,376,311
Change in unrealized depreciation on investments--net.......                (24,647,862)
                                                                           ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........               $ 29,301,879
                                                                           ============
---------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--HIGH CURRENT INCOME FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                   FOR THE YEAR ENDED
                                                                      DECEMBER 31,
                                                              ----------------------------
INCREASE (DECREASE) IN NET ASSETS:                                1999            1998
------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................  $ 51,573,430    $ 53,633,171
Realized gain (loss) on investments--net....................     2,376,311     (14,546,617)
Change in unrealized appreciation/depreciation on
  investments--net..........................................   (24,647,862)    (58,641,664)
                                                              ------------    ------------
Net increase (decrease) in net assets resulting from
  operations................................................    29,301,879     (19,555,110)
                                                              ------------    ------------
------------------------------------------------------------------------------------------
DIVIDENDS & DISTRIBUTIONS TO SHAREHOLDERS:
Investment income--net:
  Class A...................................................   (56,071,974)    (53,722,935)
In excess of investment income--net:
  Class A...................................................      (156,872)             --
In excess of realized gain on investments--net:
  Class A...................................................            --      (1,954,320)
                                                              ------------    ------------
Net decrease in net assets resulting from dividends and
  distributions to shareholders.............................   (56,228,846)    (55,677,255)
                                                              ------------    ------------
------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Net increase in net assets derived from capital share
  transactions..............................................     3,418,926      43,185,871
                                                              ------------    ------------
------------------------------------------------------------------------------------------
NET ASSETS:
Total decrease in net assets................................   (23,508,041)    (32,046,494)
Beginning of year...........................................   521,899,621     553,946,115
                                                              ------------    ------------
End of year*................................................  $498,391,580    $521,899,621
                                                              ============    ============
------------------------------------------------------------------------------------------
* Undistributed investment income--net......................  $    294,644    $  4,498,544
                                                              ============    ============
------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--HIGH CURRENT INCOME FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

THE FOLLOWING PER SHARE DATA AND RATIOS HAVE BEEN
DERIVED FROM INFORMATION PROVIDED IN THE FINANCIAL                                   CLASS A
STATEMENTS.                                              ----------------------------------------------------------------
                                                                         FOR THE YEAR ENDED DECEMBER 31,
                                                         ----------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:                   1999+         1998+         1997+         1996+          1995
-------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year.....................  $  10.11      $  11.52      $  11.39      $  11.25      $  10.61
                                                         --------      --------      --------      --------      --------
Investment income--net.................................      1.00          1.05          1.05          1.08          1.09
Realized and unrealized gain (loss) on
  investments--net.....................................      (.43)        (1.40)          .14           .12           .65
                                                         --------      --------      --------      --------      --------
Total from investment operations.......................       .57          (.35)         1.19          1.20          1.74
                                                         --------      --------      --------      --------      --------
Less dividends and distributions:
  Investment income--net...............................     (1.09)        (1.02)        (1.04)        (1.06)        (1.10)
  In excess of investment income--net..................        --++          --            --            --            --
  Realized gain on investments--net....................        --            --          (.02)           --            --
  In excess of realized gain on investments--net.......        --          (.04)           --            --            --
                                                         --------      --------      --------      --------      --------
Total dividends and distributions......................     (1.09)        (1.06)        (1.06)        (1.06)        (1.10)
                                                         --------      --------      --------      --------      --------
Net asset value, end of year...........................  $   9.59      $  10.11      $  11.52      $  11.39      $  11.25
                                                         ========      ========      ========      ========      ========
-------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:*
Based on net asset value per share.....................     5.95%        (3.09%)       11.00%        11.27%        17.21%
                                                         ========      ========      ========      ========      ========
-------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses...............................................      .52%          .53%          .54%          .54%          .55%
                                                         ========      ========      ========      ========      ========
Investment income--net.................................    10.10%         9.52%         9.11%         9.50%         9.92%
                                                         ========      ========      ========      ========      ========
-------------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of year (in thousands).................  $498,392      $521,900      $553,946      $414,615      $356,352
                                                         ========      ========      ========      ========      ========
Portfolio turnover.....................................    23.14%        33.63%        53.63%        48.92%        41.60%
                                                         ========      ========      ========      ========      ========
-------------------------------------------------------------------------------------------------------------------------

   * Total investment returns exclude insurance-related fees and expenses.

   + Based on average shares outstanding.

  ++ Amount is less than $.01 per share.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--HIGH CURRENT INCOME FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 18 separate funds. Each fund offers two classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies, which are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Class A and Class B Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class and Class B Shares bear certain expenses related to the distribution of such shares. High Current Income Fund (the "Fund") is classified as "diversified," as defined in the Investment Company Act of 1940. The Fund's financial statements are prepared in accordance with generally accepted accounting principles, which may require the use of management accruals and estimates. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the closing bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. Portfolio securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Short-term securities are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company.

  (b) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

  (c) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

  (d) Dividends and distributions to shareholders--Dividends from net investment income are declared and paid monthly. Distributions from capital gains are recorded on the ex-dividend dates. Distributions in excess of net investment income are due primarily to differing tax treatments for post-October losses.

  (e) Reclassification--Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, current year's permanent book/tax differences of $451,516 have been reclassified between accumulated net realized capital losses and undistributed net investment income. These reclassifications have no effect on net assets or net asset value per share.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner.

  MLAM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the funds. For such services, the Fund pays a monthly fee based upon the aggregate daily value of net assets of the Fund and the Company's Prime Bond Fund at the following annual rates: .55% of such average daily net assets not exceeding $250 million; .50% of such average daily net assets in excess of $250 million but not more than $500 million; .45% of such average daily net assets in excess of $500 million but not more than $750 million; and
 .40% of such average daily net assets in excess of $750 million. For the year ended December 31, 1999, the aggregate average daily net assets of the Fund and Prime Bond Fund was approximately $1,084,230,000.

--------------------------------------------------------------------------------

  MLAM and Merrill Lynch Life Agency, Inc. ("MLLA") have entered into an agreement that limits the operating expenses paid by the Fund, exclusive of any distribution fees imposed on Class B Shares, to 1.25% of its average daily net assets. Any such expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by MLAM which, in turn, will be reimbursed by MLLA.

  For the year ended December 31, 1999, Merrill Lynch Security Pricing Service, an affiliate of Merrill Lynch, Pierce, Fenner & Smith Incorporated, a subsidiary of ML & Co., earned $1,774 for providing security price quotations to compute the Fund's net asset value.
  Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  Merrill Lynch Funds Distributor, a division of Princeton Funds Distributor, Inc. ("PFD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc., is the Fund's distributor.
  Accounting services are provided to the Fund by MLAM at cost.
  Certain officers and/or directors of the Company are officers and/or directors of MLAM, PSI, FDS, PFD, and/or ML & Co.

3. INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 1999 were $109,141,864 and $136,587,215, respectively.

  Net realized gains for the year ended December 31, 1999 and net unrealized losses as of December 31, 1999 were as follows:

------------------------------------------------------------------
                                          Realized     Unrealized
                                           Gains         Losses
------------------------------------------------------------------
Long-term investments..................  $2,376,311   $(85,096,953)
                                         ----------   ------------
Total..................................  $2,376,311   $(85,096,953)
                                         ==========   ============
------------------------------------------------------------------

  At December 31, 1999, net unrealized depreciation for Federal income tax purposes aggregated $85,883,718, of which $8,687,175 related to appreciated securities and $94,570,893 related to depreciated securities. At December 31, 1999, the aggregate cost of investments for Federal income tax purposes was $572,529,330.

4. CAPITAL SHARE TRANSACTIONS:

Transactions in capital shares were as follows:

-----------------------------------------------------------------
Class A for the Year Ended                              Dollar
December 31, 1999                        Shares         Amount
-----------------------------------------------------------------
Shares sold..........................   3,998,107    $ 39,668,944
Shares issued to shareholders in
 reinvestment of dividends...........   5,721,115      56,228,846
                                       ----------    ------------
Total issued.........................   9,719,222      95,897,790
Shares redeemed......................  (9,358,501)    (92,478,864)
                                       ----------    ------------
Net increase.........................     360,721    $  3,418,926
                                       ==========    ============
-----------------------------------------------------------------

-----------------------------------------------------------------
Class A for the Year Ended                              Dollar
December 31, 1998                        Shares         Amount
-----------------------------------------------------------------
Shares sold..........................   6,122,173    $ 67,979,206
Shares issued to shareholders in
 reinvestment of dividends and
 distributions.......................   4,927,513      53,722,935
                                       ----------    ------------
Total issued.........................  11,049,686     121,702,141
Shares redeemed......................  (7,492,123)    (78,516,270)
                                       ----------    ------------
Net increase.........................   3,557,563    $ 43,185,871
                                       ==========    ============
-----------------------------------------------------------------

5. CAPITAL LOSS CARRYFORWARD:

At December 31, 1999, the Fund had a net capital loss carryforward of approximately $12,742,000, of which $3,029,000 expires in 2006 and $9,713,000 expires in 2007. This amount will be available to offset like amounts of any future taxable gains.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--HIGH CURRENT INCOME FUND
INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

THE BOARD OF DIRECTORS AND SHAREHOLDERS,
HIGH CURRENT INCOME FUND OF
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of High Current Income Fund of Merrill Lynch Variable Series Funds, Inc. as of December 31, 1999, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1999 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of High Current Income Fund of Merrill Lynch Variable Series Funds, Inc. as of December 31, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
February 10, 2000

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES--INDEX 500 FUND
DECEMBER 31, 1999--ANNUAL REPORT
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

FISCAL YEAR IN REVIEW

  The Standard & Poor's 500 (S&P 500) Composite Index had another extraordinary year in 1999 with a total return of +21.04%. The backdrop of this strong performance was a continued robust US economy, a global economic recovery, and increasing bond yields and interest rates despite little evidence of actual inflationary pressures. Topped off by a strong fourth-quarter rally, the Index advanced for an unprecedented fifth consecutive year with annual returns in excess of 20%. The last quarter of 1999 turned into a remarkable period for the Index as it posted a total return of +14.88%, despite the narrowness of the gains within the Index's universe of component stocks, which were centered around its largest-capitalization growth stocks. In addition, 1999 became the ninth-straight year in which the Index had a positive total return. For the three-year and five-year periods ended December 31, 1999, the S&P 500 Index had annual total returns of +27.56% and +28.54%, respectively.

  The S&P 500 Index closed the first half of 1999 at an all-time high of 1,372.71 amid indications of a broadening out of recent return patterns in the market as small and mid cap stocks posted strong returns in the year's second quarter. In the second half of the year, although continued strong corporate earning was coupled with still-tame inflationary data, the Index was mostly confined in a trading range between 1,250 and 1,400. After the Index first surpassed the 1,400 level in July, the second half of the year began with three straight months of negative returns. However, this was followed by three straight positive months, with the market ending the year on a very strong note as the Index advanced by more than 80 points in December to finish the year at an all-time high of 1,469.25. For the six and 12-month periods ended December 31, 1999, the S&P 500 Index posted total returns of +7.71% and +21.04%, respectively. For the year as a whole, large-capitalization and growth stocks once again provided strong leadership for the market, in particular the S&P technology sector, which led all groups by outperforming the overall Index by
14.7 percentage points.

  For the year ended December 31, 1999, the Fund's Class A Shares had a total return of +20.50%, compared to the unmanaged S&P 500 Index's total return of +21.04% for the same 12-month period. Net assets of Index 500 Fund grew from $403.2 million on December 31, 1998 to $586.4 million on December 31, 1999, an increase of 45.4% during the year. Nearly all of the Fund's assets are in a fully replicating portfolio of all 500 stocks in the S&P 500 Index. Incremental cash inflows are typically invested through the use of S&P 500 futures contracts. At December 31, 1999, the Fund's equity portfolio was valued at $578.7 million, which represented 98.7% of the Fund's net assets. In addition, the Fund held a long position of 18 S&P 500 March 2000 futures contracts. Through its holding of equities and futures contracts, it is the Fund's goal to be 100% invested in the S&P 500 Index at all times.

  We added a number of new equity positions to the Fund during the second half of 1999, as Standard & Poor's revised its list in response to merger and acquisition activity involving constituents within the Index. This activity continued at a rapid pace throughout the last half of 1999. During this time, we added to the Fund's portfolio: QUALCOMM Incorporated, ADC Telecommunications, Inc., Allied Waste Industries, Inc., Conoco Inc. (Class B), Lexmark International Group, Inc. (Class A), Tosco Corporation, Global Crossing Ltd., Bed Bath & Beyond Inc., Adaptec, Inc., Pinnacle West Capital Corporation, Analog Devices, Inc., The Home Depot, Inc., T. Rowe Price Associates, Inc., Leggett & Platt, Incorporated, El Paso Energy Corporation, Comverse Technology, Inc., Pactiv Corporation, Xilinx, Inc., Teradyne, Inc., Quintiles Transnational Corp., Molex Incorporated, Citrix Systems, Inc., Old Kent Financial Corporation, Honeywell International Inc., Yahoo! Inc. and Transocean Sedco Forex Inc.

IN CONCLUSION

  We appreciate your investment in Index 500 Fund of Merrill Lynch Variable Series Funds, Inc., and we look forward to assisting you with your investment needs in the months and years ahead.

Sincerely,

/s/ Terry K. Glenn
Terry K. Glenn
President

/s/ Eric S. Mitofsky
Eric S. Mitofsky
Senior Vice President and Portfolio Manager

February 7, 2000

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INDEX 500 FUND
TOTAL RETURN BASED ON A $10,000 INVESTMENT--CLASS A SHARES
--------------------------------------------------------------------------------

A line graph depicting the growth of an investment in the Fund's Class A Shares compared to growth of an investment in the S&P 500 Index. Beginning and ending values are:

                                                 12/13/96**        12/99
Index 500
Fund+--Class A Shares*                            $10,000         $20,876
S&P 500 Index++                                   $10,000         $21,117

*Assuming transaction costs and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses.
**Commencement of operations.
+The Fund may invest in all 500 stocks in the S&P 500 Index in approximately the same proportions as in the S&P 500 Index, in a statistically selected sample of the 500 stocks in the S&P 500 Index, or in related options and futures contracts.
++This unmanaged market-weighted Index is comprised of 500 common stocks issued by companies in a wide range of businesses and which collectively represent a substantial portion of all common stocks publicly traded in the United States. Past performance is not predictive of future performance.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INDEX 500 FUND
AVERAGE ANNUAL TOTAL RETURN--CLASS A SHARES
--------------------------------------------------------------------------------
PERIOD COVERED                                                          % RETURN
--------------------------------------------------------------------------------
Year Ended 12/31/99                                                      +20.50%
--------------------------------------------------------------------------------
Inception (12/13/96) to 12/31/99                                          +27.30
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INDEX 500 FUND
RECENT PERFORMANCE RESULTS*
--------------------------------------------------------------------------------

                                                                6 MONTH         12 MONTH
                                                              TOTAL RETURN    TOTAL RETURN
------------------------------------------------------------------------------------------
Class A Shares                                                   +7.52%         +20.50%
------------------------------------------------------------------------------------------

* Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INDEX 500 FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                 SHARES
         COMMON STOCKS            HELD       VALUE
------------------------------------------------------
+3Com Corporation..............   16,209  $    761,823
+ADC Telecommunications,
  Inc..........................    7,038       510,695
+The AES Corporation...........    9,697       724,851
AFLAC Incorporated.............   12,512       590,410
ALLTEL Corporation.............   14,748     1,219,475
+ALZA Corporation..............    4,752       164,538
+AMR Corporation...............    6,957       466,119
AT&T Corp......................  150,116     7,618,387
Abbott Laboratories............   72,222     2,622,561
+Adaptec, Inc..................    4,763       237,257
Adobe Systems Incorporated.....    5,647       379,761
Adolph Coors Company (Class
  B)...........................    1,710        89,775
+Advanced Micro Devices,
  Inc..........................    6,908       199,900
Aetna Inc......................    7,052       393,590
Air Products and Chemicals,
  Inc. ........................   10,813       362,911
Alberto-Culver Company (Class
  B)...........................    2,625        67,758
Albertson's, Inc...............   19,898       641,711
Alcan Aluminium Ltd............   10,295       424,025
Alcoa Inc......................   17,257     1,432,331
Allegheny Technologies
  Incorporated.................    4,395        98,613
Allergan Inc...................    6,177       307,306
+Allied Waste Industries,
  Inc..........................    8,854        78,026
The Allstate Corporation.......   37,837       908,088
Amerada Hess Corporation.......    4,281       242,947
Ameren Corporation.............    6,453       211,336
+America Online, Inc...........  105,022     7,922,597
American Electric Power
  Company, Inc.................    9,082       291,759
American Express Company.......   21,031     3,496,404
American General Corporation...   11,609       880,833
American Greetings Corporation
  (Class A)....................    3,031        71,607
American Home Products
  Corporation..................   61,342     2,419,175
American International Group,
  Inc..........................   72,736     7,864,580
+Amgen Inc.....................   48,002     2,883,120
AmSouth Bancorporation.........   18,373       354,829
Anadarko Petroleum
  Corporation..................    5,997       204,648
+Analog Devices, Inc...........    8,196       762,228
+Andrew Corporation............    3,855        73,004
Anheuser-Busch Companies,
  Inc..........................   21,859     1,549,257
Aon Corporation................   12,069       482,760
Apache Corporation.............    5,359       197,948
+Apple Computer, Inc...........    7,572       778,496
+Applied Materials, Inc........   17,778     2,252,250
Archer-Daniels-Midland
  Company......................   28,580       348,319
Armstrong World Industries,
  Inc. ........................    1,885        62,912
Ashland Inc....................    3,391       111,691
Associates First Capital
  Corporation (Class A)........   34,213       938,719
Atlantic Richfield Company
  (ARCO).......................   15,170     1,312,205
Autodesk, Inc..................    2,866        96,727
Automatic Data Processing,
  Inc. ........................   29,367     1,582,147
+AutoZone, Inc.................    6,782       219,143
Avery Dennison Corporation.....    5,293       385,727

                                 SHARES
         COMMON STOCKS            HELD       VALUE
------------------------------------------------------
Avon Products, Inc.............   11,383  $    375,639
BB&T Corporation...............   15,549       425,654
The B.F. Goodrich Company......    5,166       142,065
+BMC Software, Inc.............   11,386       910,168
Baker Hughes Incorporated......   15,477       325,984
Ball Corporation...............    1,430        56,306
Bank of America Corporation....   80,203     4,025,188
The Bank of New York Company,
  Inc..........................   34,606     1,384,240
Bank One Corporation...........   53,880     1,727,527
Barrick Gold Corporation.......   18,523       327,626
Bausch & Lomb Incorporated.....    2,688       183,960
Baxter International Inc.......   13,668       858,521
The Bear Stearns Companies
  Inc..........................    5,599       239,357
Becton, Dickinson and Company..   11,741       314,072
+Bed Bath & Beyond Inc.........    6,570       228,307
Bell Atlantic Corporation......   72,949     4,490,923
BellSouth Corporation..........   88,430     4,139,629
Bemis Company, Inc.............    2,476        86,350
+Best Buy Co., Inc.............    9,643       483,958
Bestfoods......................   13,104       688,779
+Bethlehem Steel Corporation...    6,161        51,598
Biomet, Inc....................    5,300       212,000
The Black & Decker
  Corporation..................    4,081       213,232
The Boeing Company.............   43,904     1,824,760
Boise Cascade Corporation......    2,686       108,783
+Boston Scientific
  Corporation..................   19,464       425,775
Briggs & Stratton
  Corporation..................    1,131        60,650
Bristol-Myers Squibb Company...   93,193     5,981,826
Brown-Forman Corporation (Class
  B)...........................    3,236       185,261
Brunswick Corporation..........    4,333        96,409
Burlington Northern Santa Fe
  Corp.........................   21,467       520,575
Burlington Resources Inc.......   10,251       338,924
+CBS Corporation...............   35,817     2,290,049
CIGNA Corporation..............    8,752       705,083
CMS Energy Corporation.........    5,440       169,660
C.R. Bard, Inc.................    2,421       128,313
CSX Corporation................   10,277       322,441
CVS Corporation................   18,417       735,529
+Cabletron Systems, Inc........    8,482       220,532
Campbell Soup Company..........   20,100       777,619
Capital One Financial
  Corporation..................    9,285       447,421
Cardinal Health, Inc...........   13,166       630,322
Carnival Corporation...........   28,983     1,385,750
Carolina Power & Light
  Company......................    7,492       228,038
Caterpillar Inc................   16,704       786,132
+Cendant Corporation...........   33,404       887,294
Centex Corporation.............    2,795        69,002
Central & South West
  Corporation..................    9,999       199,980
CenturyTel, Inc................    6,564       310,969
+Ceridian Corporation..........    6,804       146,711
Champion International
  Corporation..................    4,502       278,843
The Charles Schwab
  Corporation..................   38,522     1,478,282

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INDEX 500 FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1999 (CONTINUED)
--------------------------------------------------------------------------------

                                 SHARES
         COMMON STOCKS            HELD       VALUE
------------------------------------------------------
The Chase Manhattan
  Corporation..................   38,748  $  3,010,235
Chevron Corporation............   30,880     2,674,980
The Chubb Corporation..........    8,291       466,887
Cincinnati Financial
  Corporation..................    7,710       240,456
Cinergy Corp...................    7,469       180,190
Circuit City Stores--Circuit
  City Group...................    9,553       430,482
+Cisco Systems, Inc............  153,670    16,461,899
Citigroup Inc..................  158,399     8,801,044
+Citrix Systems, Inc...........    4,210       517,830
+Clear Channel Communications,
  Inc..........................   15,891     1,418,272
The Clorox Company.............   11,121       560,220
The Coastal Corporation........   10,016       354,942
The Coca-Cola Company..........  116,038     6,759,214
Coca-Cola Enterprises Inc......   20,007       402,641
Colgate-Palmolive Company......   27,369     1,778,985
Columbia Energy Group..........    3,818       241,489
Columbia/HCA Healthcare
  Corporation..................   26,462       775,667
Comcast Corporation (Class
  A)...........................   35,272     1,772,418
Comerica Incorporated..........    7,322       341,846
Compaq Computer Corporation....   79,865     2,161,347
Computer Associates
  International, Inc...........   25,323     1,771,027
+Computer Sciences
  Corporation..................    7,822       740,157
+Compuware Corporation.........   16,807       626,061
+Comverse Technology, Inc......    3,349       484,768
ConAgra, Inc...................   23,126       521,780
Conoco Inc. (Class B)..........   29,421       731,847
Conseco, Inc...................   15,393       275,150
Consolidated Edison, Inc.......   10,403       358,904
Consolidated Natural Gas
  Company......................    4,475       290,595
+Consolidated Stores
  Corporation..................    5,155        83,769
Constellation Energy Group.....    7,008       203,232
Cooper Industries, Inc.........    4,445       179,745
Cooper Tire & Rubber Company...    3,571        55,574
Corning Incorporated...........   11,511     1,484,200
+Costco Wholesale
  Corporation..................   10,422       951,007
Countrywide Credit Industries,
  Inc..........................    5,308       134,027
Crane Co.......................    3,096        61,533
Crown Cork & Seal Company,
  Inc..........................    5,765       128,992
Cummins Engine Company,
  Inc. ........................    1,972        95,272
DTE Energy Company.............    6,825       214,134
Dana Corporation...............    7,729       231,387
Danaher Corporation............    6,698       323,178
Darden Restaurants, Inc........    6,218       112,701
Dayton Hudson Corporation......   20,702     1,520,303
Deere & Company................   10,999       477,082
+Dell Computer Corporation.....  119,369     6,087,819
Delphi Automotive Systems
  Corporation..................   26,543       418,052
Delta Air Lines, Inc...........    6,242       310,930
Deluxe Corporation.............    3,448        94,604
Dillard's, Inc. (Class A)......    5,033       101,604
Dollar General Corporation.....   12,496       284,284
Dominion Resources, Inc........    8,964       351,837
Dover Corporation..............    9,566       434,057
The Dow Chemical Company.......   10,302     1,376,605

                                 SHARES
         COMMON STOCKS            HELD       VALUE
------------------------------------------------------
Dow Jones & Company, Inc.......    4,203  $    285,804
Duke Energy Corporation........   17,163       860,295
The Dun & Bradstreet
  Corporation..................    7,578       223,551
E.I. du Pont de Nemours and
  Company......................   49,115     3,235,451
+EMC Corporation...............   47,802     5,222,368
Eastern Enterprises............    1,250        71,797
Eastman Chemical Company.......    3,681       175,538
Eastman Kodak Company..........   14,827       982,289
Eaton Corporation..............    3,458       251,137
Ecolab Inc.....................    6,075       237,684
Edison International...........   16,359       428,401
El Paso Energy Corporation.....   10,719       416,031
Electronic Data Systems
  Corporation..................   22,117     1,480,457
Eli Lilly and Company..........   51,232     3,406,928
Emerson Electric Co............   20,450     1,173,319
Engelhard Corporation..........    5,921       111,759
Enron Corp.....................   33,596     1,490,822
Entergy Corporation............   11,605       298,829
Equifax Inc....................    6,645       156,573
Exxon Mobil Corporation++......  162,245    13,070,898
+FDX Corporation...............   14,014       573,698
+FMC Corporation...............    1,437        82,358
FPL Group, Inc.................    8,436       361,166
Federal Home Loan Mortgage
  Association..................   32,659     1,537,014
Federal National Mortgage
  Association..................   48,154     3,006,615
+Federated Department Stores,
  Inc..........................    9,827       496,878
Fifth Third Bancorp............   14,503     1,064,158
First Data Corporation.........   19,688       970,864
First Union Corporation........   46,404     1,522,631
FirstEnergy Corp...............   10,947       248,360
Firstar Corporation............   46,049       972,785
FleetBoston Financial
  Corporation..................   43,013     1,497,390
Fleetwood Enterprises, Inc.....    1,534        31,639
Florida Progress Corporation...    4,622       195,568
Fluor Corporation..............    3,569       163,728
Ford Motor Company.............   56,746     3,032,364
Fort James Corporation.........   10,165       278,267
Fortune Brands, Inc............    7,708       254,846
Foster Wheeler Corporation.....    1,909        16,942
Franklin Resources, Inc........   11,845       379,780
+Freeport-McMoRan Copper &
  Gold, Inc. (Class B).........    7,702       162,705
GPU, Inc.......................    5,798       173,578
GTE Corporation................   45,654     3,221,460
Gannett Co., Inc...............   13,097     1,068,224
The Gap, Inc...................   40,225     1,850,350
+Gateway Inc...................   14,871     1,071,641
General Dynamics Corporation...    9,442       498,065
General Electric Company++.....  154,139    23,853,010
+General Instrument
  Corporation..................    8,135       691,475
General Mills, Inc.............   14,274       510,295
General Motors Corporation.....   30,077     2,186,222
Genuine Parts Company..........    8,353       207,259
Georgia-Pacific Group..........    8,033       407,675
The Gillette Company...........   50,393     2,075,562

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INDEX 500 FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1999 (CONTINUED)
--------------------------------------------------------------------------------

                                 SHARES
         COMMON STOCKS            HELD       VALUE
------------------------------------------------------
Golden West Financial
  Corporation..................    7,904       264,784
The Goodyear Tire & Rubber
  Company......................    7,388       208,249
The Great Atlantic & Pacific
  Tea Company, Inc.............    1,797        50,091
Great Lakes Chemical
  Corporation..................    2,702       103,183
+Guidant Corporation...........   14,440       678,680
H & R Block, Inc...............    4,606       201,512
H.J. Heinz Company.............   16,868       671,557
+HEALTHSOUTH Corporation.......   18,146        97,535
Halliburton Company............   20,719       833,940
Harcourt General, Inc..........    3,333       134,153
+Harrah's Entertainment,
  Inc..........................    6,015       159,022
The Hartford Financial Services
  Group, Inc...................   10,412       493,269
Hasbro, Inc....................    9,103       173,526
Hercules Incorporated..........    4,976       138,706
Hershey Foods Corporation......    6,501       308,797
Hewlett-Packard Company........   47,872     5,454,416
Hilton Hotels Corporation......   17,357       167,061
The Home Depot, Inc............  108,164     7,415,960
Homestake Mining Company.......   12,218        95,453
Honeywell International Inc....   37,144     2,142,744
Household International,
  Inc..........................   22,087       822,741
+Humana Inc....................    7,895        64,640
Huntington Bancshares
  Incorporated.................   10,794       257,707
IKON Office Solutions, Inc.....    7,007        47,735
IMS Health Incorporated........   14,466       393,294
ITT Industries, Inc............    4,142       138,498
Illinois Tool Works Inc........   14,132       954,793
+Inco Limited..................    9,044       212,534
Ingersoll-Rand Company.........    7,685       423,155
Intel Corporation..............  156,959    12,919,688
International Business Machines
  Corporation..................   84,685     9,145,980
International Flavors &
  Fragrances Inc...............    4,938       186,409
International Paper Company....   19,465     1,098,556
The Interpublic Group of
  Companies, Inc...............   13,185       760,610
J.C. Penney Company, Inc.......   12,225       243,736
J.P. Morgan & Co.,
  Incorporated.................    8,134     1,029,968
Jefferson - Pilot
  Corporation..................    4,920       335,790
Johnson & Johnson..............   65,328     6,083,670
Johnson Controls, Inc..........    3,984       226,590
Jostens, Inc...................    1,597        38,827
+KLA-Tencor Corporation........    4,226       470,671
Kansas City Southern
  Industries, Inc..............    5,156       384,767
Kaufman and Broad Home
  Corporation..................    2,258        54,615
Kellogg Company................   19,046       586,855
Kerr-McGee Corporation.........    4,089       253,518
KeyCorp........................   21,014       464,935
Kimberly-Clark Corporation.....   25,573     1,668,638
+Kmart Corporation.............   23,236       233,812
Knight-Ridder, Inc.............    3,943       234,608
+Kohl's Corporation............    7,666       553,389
+The Kroger Co.................   39,038       736,842
+LSI Logic Corporation.........    6,987       471,622

                                 SHARES
         COMMON STOCKS            HELD       VALUE
------------------------------------------------------
Leggett & Platt,
  Incorporated.................    9,221  $    197,675
Lehman Brothers Holdings,
  Inc. ........................    5,600       474,250
+Lexmark International Group,
  Inc. (Class A)...............    6,039       546,530
The Limited, Inc...............   10,060       435,724
Lincoln National Corporation...    9,183       367,320
Liz Claiborne, Inc.............    2,777       104,485
Lockheed Martin Corporation....   18,581       406,459
Loews Corporation..............    4,982       302,345
Longs Drug Stores
  Corporation..................    1,826        47,134
Louisiana-Pacific
  Corporation..................    5,001        71,264
Lowe's Companies, Inc..........   17,952     1,072,632
Lucent Technologies Inc........  147,191    11,011,727
MBIA, Inc......................    4,676       246,951
MBNA Corporation...............   37,667     1,026,426
+MCI WorldCom Inc..............  133,344     7,067,232
MGIC Investment Corporation....    4,966       298,891
Mallinckrodt Inc...............    3,269       103,995
+Manor Care, Inc...............    4,841        77,456
Marriott International, Inc.
  (Class A)....................   11,688       368,903
Marsh & McLennan Companies,
  Inc..........................   12,534     1,199,347
Masco Corporation..............   21,000       532,875
Mattel, Inc....................   19,778       259,586
The May Department Stores
  Company......................   15,745       507,776
Maytag Corporation.............    3,966       190,368
McDermott International,
  Inc..........................    2,789        25,275
McDonald's Corporation.........   63,611     2,564,318
The McGraw-Hill Companies,
  Inc..........................    9,213       567,751
McKesson HBOC, Inc.............   13,238       298,682
The Mead Corporation...........    4,806       208,761
+MediaOne Group, Inc...........   28,751     2,208,436
Medtronic, Inc.................   56,153     2,046,075
Mellon Financial Corporation...   23,896       813,958
Merck & Co., Inc...............  109,811     7,364,200
Meredith Corporation...........    2,425       101,092
Merrill Lynch & Co., Inc.**....   17,393     1,452,315
+Micron Technology, Inc........   12,677       985,637
+Microsoft Corporation++.......  242,415    28,301,951
Milacron Inc...................    1,744        26,814
Millipore Corporation..........    2,118        81,808
Minnesota Mining and
  Manufacturing Company (3M)...   18,854     1,845,335
+Mirage Resorts,
  Incorporated.................    9,076       138,976
Molex Incorporated.............    7,365       417,503
Monsanto Company...............   29,825     1,062,516
Morgan Stanley Dean Witter &
  Co...........................   26,166     3,735,197
Motorola, Inc..................   28,577     4,207,963
NACCO Industries, Inc. (Class
  A)...........................      382        21,225
NICOR, Inc.....................    2,249        73,093
Nabisco Group Holdings Corp....   15,302       162,584
National City Corporation......   28,966       686,132
+National Semiconductor
  Corporation..................    8,058       344,983
National Service Industries,
  Inc. ........................    1,951        57,555
+Navistar International
  Corporation..................    2,987       141,509
+Network Appliance, Inc........    6,926       575,291

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INDEX 500 FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1999 (CONTINUED)
--------------------------------------------------------------------------------

                                 SHARES
         COMMON STOCKS            HELD       VALUE
------------------------------------------------------
The New York Times Company
  (Class A)....................    8,046       395,260
Newell Rubbermaid Inc..........   13,276       385,004
Newmont Mining Corporation.....    7,854       192,423
+Nextel Communications, Inc.
  (Class A)....................   17,074     1,760,756
+Niagara Mohawk Holdings
  Inc..........................    8,804       122,706
Nike, Inc. (Class B)...........   13,156       652,044
Nordstrom, Inc.................    6,509       170,454
Norfolk Southern Corporation...   17,903       367,012
Nortel Networks Corporation....   62,746     6,337,346
Northern States Power Company..    7,239       141,161
Northern Trust Corporation.....   10,479       555,387
Northrop Grumman Corporation...    3,243       175,325
+Novell, Inc...................   15,647       624,902
Nucor Corporation..............    4,130       226,376
ONEOK, Inc.....................    1,452        36,482
Occidental Petroleum
  Corporation..................   17,269       373,442
+Office Depot, Inc.............   15,465       169,148
Old Kent Financial
  Corporation..................    5,577       197,286
Omnicom Group Inc..............    8,353       835,300
+Oracle Corporation............   66,883     7,495,076
Owens Corning..................    2,541        49,073
+Owens-Illinois, Inc...........    7,053       176,766
PACCAR Inc.....................    3,679       163,026
PE Corp./PE Biosystems Group...    4,807       578,342
PECO Energy Company............    8,728       303,298
PG&E Corporation...............   18,073       370,497
PNC Bank Corp..................   13,812       614,634
PP&L Resources, Inc............    6,751       154,429
PPG Industries, Inc............    8,185       512,074
+Pactiv Corporation............    8,050        85,531
Paine Webber Group Inc.........    6,705       260,238
Pall Corporation...............    5,839       125,903
+Parametric Technology
  Corporation..................   12,673       342,963
Parker-Hannifin Corporation....    5,261       269,955
Paychex, Inc...................   11,555       462,200
Peoples Energy Corporation.....    1,650        55,275
+PeopleSoft, Inc...............   12,609       268,729
The Pep Boys--Manny, Moe &
  Jack.........................    2,454        22,393
PepsiCo, Inc...................   68,388     2,410,677
PerkinElmer, Inc...............    2,154        89,795
Pfizer Inc.....................  181,870     5,899,408
Pharmacia & Upjohn, Inc........   24,359     1,096,155
Phelps Dodge Corporation.......    3,804       255,344
Philip Morris Companies
  Inc.++.......................  111,160     2,577,523
Phillips Petroleum Company.....   11,899       559,253
Pinnacle West Capital
  Corporation..................    3,981       121,669
Pitney Bowes Inc...............   12,462       602,070
Placer Dome Inc................   15,328       164,776
Polaroid Corporation...........    2,074        39,017
Potlatch Corporation...........    1,357        60,556
Praxair, Inc...................    7,455       375,080
The Procter & Gamble Company...   61,739     6,764,279
The Progressive Corporation....    3,435       251,184
Providian Financial
  Corporation..................    6,706       610,665
Public Service Enterprise Group
  Incorporated.................   10,269       357,490

                                 SHARES
         COMMON STOCKS            HELD       VALUE
------------------------------------------------------
Pulte Corporation..............    2,030  $     45,675
+QUALCOMM Incorporated.........   31,000     5,463,750
The Quaker Oats Company........    6,297       413,241
+Quintiles Transnational
  Corp.........................    5,426       101,398
R.R. Donnelley & Sons Company..    5,940       147,386
Ralston-Ralston Purina Group...   15,221       424,285
Raytheon Company (Class B).....   15,889       422,052
+Reebok International Ltd......    2,632        21,550
Regions Financial
  Corporation..................   10,272       258,084
Reliant Energy, Inc............   13,891       317,757
Republic New York
  Corporation..................    4,955       356,760
Reynolds Metals Company........    2,960       226,810
Rite Aid Corporation...........   12,201       136,499
Rockwell International
  Corporation..................    8,937       427,859
Rohm and Haas Company..........   10,250       417,047
+Rowan Companies, Inc..........    3,953        85,731
Royal Dutch Petroleum Company
  (NY Registered Shares).......  100,738     6,088,353
Russell Corporation............    1,553        26,013
Ryder System, Inc..............    3,022        73,850
SAFECO Corporation.............    6,108       151,555
SBC Communications Inc.........  160,265     7,812,919
SLM Holding Corporation........    7,474       315,777
SUPERVALU INC. ................    6,536       130,720
SYSCO Corporation..............   15,474       612,190
+Safeway Inc...................   23,903       850,050
Sara Lee Corporation...........   42,690       941,848
Schering-Plough Corporation....   69,016     2,911,613
Schlumberger Limited...........   25,831     1,452,994
Scientific-Atlanta, Inc........    3,691       205,312
+Seagate Technology, Inc.......    9,814       456,964
The Seagram Company Ltd........   20,354       914,658
+Sealed Air Corporation........    3,916       202,898
Sears, Roebuck & Co............   17,756       540,448
Sempra Energy..................   11,340       197,033
Service Corporation
  International................   12,804        88,828
Shared Medical Systems
  Corporation..................    1,264        64,385
The Sherwin-Williams Company...    7,793       163,653
Sigma-Aldrich Corporation......    4,736       142,376
+Silicon Graphics, Inc.........    8,635        84,731
Snap-On Incorporated...........    2,749        73,020
+Solectron Corporation.........   13,786     1,311,393
SouthTrust Corporation.........    7,885       298,152
The Southern Company...........   31,622       743,117
Southwest Airlines Co..........   23,743       384,340
Springs Industries, Inc. (Class
  A)...........................      866        34,586
Sprint Corp. (FON Group).......   40,940     2,755,774
Sprint Corp. (PCS Group).......   20,245     2,075,113
+St. Jude Medical, Inc.........    3,956       121,400
The St. Paul Companies, Inc....   10,663       359,210
The Stanley Works..............    4,183       126,013
+Staples, Inc..................   21,819       452,744
State Street Corporation.......    7,557       552,133
Summit Bancorp.................    8,210       251,431
+Sun Microsystems, Inc.........   73,388     5,682,983
Sunoco, Inc....................    4,261       100,134

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INDEX 500 FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1999 (CONCLUDED)
--------------------------------------------------------------------------------

                                 SHARES
         COMMON STOCKS            HELD       VALUE
------------------------------------------------------
Synovus Financial Corp.........   13,145       261,257
T. Rowe Price Associates,
  Inc..........................    5,621       207,626
The TJX Companies, Inc.........   14,567       297,713
TRW Inc........................    5,705       296,303
Tandy Corporation..............    9,119       448,541
Tektronix, Inc.................    2,202        85,603
+Tellabs, Inc..................   18,899     1,213,080
Temple-Inland, Inc.............    2,618       172,624
+Tenet Healthcare
  Corporation..................   14,592       342,912
+Teradyne, Inc.................    8,056       531,696
Texaco Inc.....................   26,014     1,412,885
Texas Instruments
  Incorporated.................   37,677     3,649,959
Texas Utilities Company........   13,009       462,633
Textron, Inc...................    6,988       535,892
+Thermo Electron Corporation...    7,439       111,585
Thomas & Betts Corporation.....    2,673        85,202
Time Warner Inc................   60,440     4,378,123
The Times Mirror Company (Class
  A)...........................    2,831       189,677
The Timken Company.............    2,936        60,005
Torchmark Corporation..........    6,180       179,606
Tosco Corporation..............    6,762       183,842
+Toys 'R' Us, Inc..............   11,499       164,579
Transocean Sedco Forex Inc.....    9,691       326,462
Tribune Company................   11,195       616,425
+Tricon Global Restaurants,
  Inc..........................    7,234       279,413
Tupperware Corporation.........    2,719        46,053
Tyco International Ltd.........   79,335     3,084,148
U S WEST, Inc..................   23,751     1,710,072
U.S. Bancorp...................   34,185       814,030
+US Airways Group, Inc.........    3,369       108,019
UST Inc........................    8,038       202,457
USX-Marathon Group.............   14,597       360,363
USX-U.S. Steel Group...........    4,153       137,049
Unicom Corporation.............   10,216       342,236
Unilever NV (NY Registered
  Shares)......................   26,852     1,461,756
Union Carbide Corporation......    6,263       418,055
Union Pacific Corporation......   11,633       507,490
Union Pacific Resources Group
  Inc..........................   11,879       151,457
Union Planters Corporation.....    6,626       261,313
+Unisys Corporation............   14,559       464,978
United HealthCare
  Corporation..................    7,975       423,672
United Technologies
  Corporation..................   22,491     1,461,915
Unocal Corporation.............   11,364       381,404
UnumProvident Corporation......   11,239       360,350
V. F. Corporation..............    5,596       167,880

                                 SHARES
         COMMON STOCKS            HELD       VALUE
------------------------------------------------------
+Viacom, Inc. (Class B)........   32,787  $  1,981,564
Vulcan Materials Company.......    4,738       189,224
+W.R. Grace & Co...............    3,349        46,467
W. W. Grainger, Inc............    4,397       210,232
Wachovia Corporation...........    9,552       649,536
Wal-Mart Stores, Inc...........  209,065    14,451,618
Walgreen Co....................   47,143     1,378,933
The Walt Disney Company........   96,887     2,833,945
Warner-Lambert Company.........   40,339     3,305,277
Washington Mutual, Inc.........   27,121       705,146
Waste Management, Inc..........   29,144       500,913
+Watson Pharmaceuticals,
  Inc..........................    4,508       161,443
+Wellpoint Health Networks
  Inc..........................    2,990       197,153
Wells Fargo Company............   77,154     3,119,915
Wendy's International, Inc.....    5,617       115,851
Westvaco Corporation...........    4,719       153,957
Weyerhaeuser Company...........   11,081       795,754
Whirlpool Corporation..........    3,497       227,524
Willamette Industries, Inc.....    5,225       242,636
The Williams Companies, Inc....   20,435       624,545
Winn-Dixie Stores, Inc.........    6,999       167,539
Wm. Wrigley Jr. Company........    5,460       452,839
Worthington Industries, Inc....    4,186        69,069
Xerox Corporation..............   31,164       707,033
+Xilinx, Inc...................   14,980       681,122
+Yahoo! Inc....................   12,387     5,359,700
------------------------------------------------------
TOTAL COMMON STOCKS
(COST--$401,607,390)--98.7%                578,714,762
------------------------------------------------------

SHORT-TERM OBLIGATIONS--             FACE
COMMERCIAL PAPER*                  AMOUNT
-------------------------------------------------------
Associates First Capital
  Corp., 4% due 1/03/2000....  $6,630,000     6,628,527
-------------------------------------------------------
TOTAL SHORT-TERM OBLIGATIONS
(COST--$6,628,527)--1.1%                      6,628,527
-------------------------------------------------------
TOTAL INVESTMENTS
(COST--$408,235,917)--99.8%..               585,343,289
VARIATION MARGIN ON FINANCIAL
  FUTURES
  CONTRACTS***--0.0%.........                    15,719
OTHER ASSETS LESS
  LIABILITIES--0.2%..........                 1,035,314
                                           ------------
NET ASSETS--100.0%...........              $586,394,322
                                           ============

--------------------------------------------------------------------------------

* Commercial Paper is traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Fund.

** An affiliate of the Fund.

*** Financial futures contracts purchased as of December 31, 1999 were as follows:

------------------------------------------------------------------------
NUMBER OF                                    EXPIRATION
CONTRACTS                ISSUE                  DATE          VALUE
------------------------------------------------------------------------
   18       S&P 500 Financial Futures Index  March 2000    $6,678,900
------------------------------------------------------------------------
TOTAL FINANCIAL FUTURES CONTRACTS PURCHASED (CONTRACT
PRICE--$6,503,910)                                         $6,678,900
                                                           ==========
------------------------------------------------------------------------

+ Non-income producing security.

++ Portion of holdings pledged as collateral for financial futures contracts.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INDEX 500 FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 1999
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (identified cost--$408,235,917).......            $585,343,289
Cash........................................................                     329
Receivables:
  Capital shares sold.......................................  $898,999
  Dividends.................................................   536,740
  Securities sold...........................................    49,887
  Variation margin..........................................    15,719     1,501,345
                                                              --------
Deferred organization expenses..............................                   3,997
Prepaid expenses and other assets...........................                  32,030
                                                                        ------------
Total assets................................................             586,880,990
                                                                        ------------
------------------------------------------------------------------------------------
LIABILITIES:
Payables:
  Securities purchased......................................   178,151
  Investment adviser........................................   161,688
  Capital shares redeemed...................................    15,414       355,253
                                                              --------
Accrued expenses............................................                 131,415
                                                                        ------------
Total liabilities...........................................                 486,668
                                                                        ------------
------------------------------------------------------------------------------------
NET ASSETS..................................................            $586,394,322
                                                                        ============
------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class A Shares of Common Stock, $.10 par value, 100,000,000
  shares authorized+........................................            $  3,130,876
Paid-in capital in excess of par............................             411,204,835
Undistributed investment income--net........................                  12,148
Accumulated distributions in excess of realized capital
  gains on investments--net.................................              (5,235,899)
Unrealized appreciation on investments--net.................             177,282,362
                                                                        ------------
NET ASSETS..................................................            $586,394,322
                                                                        ============
------------------------------------------------------------------------------------
NET ASSET VALUE:
Class A--Based on net assets of $586,394,322 and 31,308,759
  shares outstanding........................................            $      18.73
                                                                        ============
------------------------------------------------------------------------------------

+ The Fund is also authorized to issue 100,000,000 Class B Shares.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INDEX 500 FUND
STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 1999
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends (net of $65,215 foreign withholding tax)..........                $ 6,438,628
Interest and discount earned................................                  1,308,496
                                                                            -----------
Total income................................................                  7,747,124
                                                                            -----------
---------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees....................................  $1,572,801
Accounting services.........................................     108,625
Printing and shareholder reports............................      48,927
Professional fees...........................................      46,760
Custodian fees..............................................      40,940
Directors' fees and expenses................................       9,219
Transfer agent fees.........................................       5,004
Amortization of organization expenses.......................       2,086
Pricing services............................................       1,122
Other.......................................................         237
                                                              ----------
Total expenses..............................................                  1,835,721
                                                                            -----------
Investment income--net......................................                  5,911,403
                                                                            -----------
---------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN ON INVESTMENTS--NET:
Realized gain on investments--net...........................                     71,595
Change in unrealized appreciation on investments--net.......                 91,802,534
                                                                            -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........                $97,785,532
                                                                            ===========
---------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INDEX 500 FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                     FOR THE YEAR ENDED
                                                                        DECEMBER 31,
                                                                ----------------------------
             INCREASE (DECREASE) IN NET ASSETS:                     1999            1998
--------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................    $  5,911,403    $  4,385,862
Realized gain on investments and foreign currency
  transactions--net.........................................          71,595       5,356,606
Change in unrealized appreciation on investments--net.......      91,802,534      65,816,752
                                                                ------------    ------------
Net increase in net assets resulting from operations........      97,785,532      75,559,220
                                                                ------------    ------------
--------------------------------------------------------------------------------------------
DIVIDENDS & DISTRIBUTIONS TO SHAREHOLDERS:
Investment income--net:
  Class A...................................................     (10,285,110)     (2,775,835)
Realized gain on investments--net:
  Class A...................................................      (4,848,855)    (10,487,182)
In excess of realized gain on investments--net:
  Class A...................................................      (5,235,899)             --
                                                                ------------    ------------
Net decrease in net assets resulting from dividends and
  distributions to shareholders.............................     (20,369,864)    (13,263,017)
                                                                ------------    ------------
--------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Net increase in net assets derived from capital share
  transactions..............................................     105,761,241     125,686,790
                                                                ------------    ------------
--------------------------------------------------------------------------------------------
NET ASSETS:
Total increase in net assets................................     183,176,909     187,982,993
Beginning of year...........................................     403,217,413     215,234,420
                                                                ------------    ------------
End of year*................................................    $586,394,322    $403,217,413
                                                                ============    ============
--------------------------------------------------------------------------------------------
* Undistributed investment income--net......................    $     12,148    $  4,385,855
                                                                ============    ============
--------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INDEX 500 FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                       CLASS A
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE BEEN DERIVED FROM  -----------------------------------------------------
      INFORMATION PROVIDED IN THE FINANCIAL STATEMENTS.                  FOR THE YEAR ENDED            FOR THE PERIOD
                                                                            DECEMBER 31,               DEC. 13, 1996+
                                                                ------------------------------------         TO
           INCREASE (DECREASE) IN NET ASSET VALUE:                1999          1998          1997     DEC. 31, 1996
---------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.........................   $  16.23      $  13.48      $  10.17      $ 10.00
                                                                --------      --------      --------      -------
Investment income--net.......................................        .19           .18           .17          .02
Realized and unrealized gain on investments--net.............       3.05          3.40          3.16          .15
                                                                --------      --------      --------      -------
Total from investment operations.............................       3.24          3.58          3.33          .17
                                                                --------      --------      --------      -------
Less dividends and distributions:
  Investment income--net.....................................       (.37)         (.17)         (.02)          --
  Realized gain on investments--net..........................       (.18)         (.66)           --++         --
  In excess of realized gain on investments--net.............       (.19)           --            --           --
                                                                --------      --------      --------      -------
Total dividends and distributions............................       (.74)         (.83)         (.02)          --
                                                                --------      --------      --------      -------
Net asset value, end of period...............................   $  18.73      $  16.23      $  13.48      $ 10.17
                                                                ========      ========      ========      =======
---------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share...........................     20.50%        28.28%        32.81%        1.68%++++
                                                                ========      ========      ========      =======
---------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses, net of reimbursement...............................       .35%          .36%          .34%         .00%*
                                                                ========      ========      ========      =======
Expenses.....................................................       .35%          .36%          .40%         .60%*
                                                                ========      ========      ========      =======
Investment income--net.......................................      1.13%         1.36%         2.01%        3.08%*
                                                                ========      ========      ========      =======
---------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands).....................   $586,394      $403,217      $215,234      $10,752
                                                                ========      ========      ========      =======
Portfolio turnover...........................................     26.35%        11.92%        36.85%         .04%
                                                                ========      ========      ========      =======
---------------------------------------------------------------------------------------------------------------------

+ Commencement of operations.

++ Amount is less than $.01 per share.

++++ Aggregate total investment return.

* Annualized.

** Total investment returns exclude insurance-related fees and expenses.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INDEX 500 FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 18 separate funds. Each fund offers two classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect wholly-owned subsidiaries of Merrill Lynch & Co., Inc.("ML & Co.")), and other insurance companies that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Class A and Class B Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class and Class B Shares bear certain expenses related to the distribution of such shares. Index 500 Fund (the "Fund") is classified as "non-diversified," as defined in the Investment Company Act of 1940. The Fund's financial statements are prepared in accordance with generally accepted accounting principles, which may require the use of management accruals and estimates. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the closing bid price. Securities traded in the over-the-counter market are valued at the last sale price prior to the time of valuation. Securities traded in the NASDAQ National Market System are valued at the last sale price prior to the time of valuation. Portfolio securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Futures contracts are valued at the settlement price at the close of the applicable exchange. Short-term securities are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company.

  (b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

- Options--The Fund is authorized to purchase and write covered call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

  Written and purchased options are non-income producing investments.

  (c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of

--------------------------------------------------------------------------------

settling (realized) or valuing (unrealized) assets and liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

  (d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

  (e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

  (f) Deferred organization expenses--Deferred organization expenses are charged to expense on a straight-line basis over a period not exceeding five years.

  (g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for futures transactions and post-October losses.

2. INVESTMENT ADVISORY AGREEMENT AND
TRANSACTIONS WITH AFFILIATES:
The Company has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner.

  MLAM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the funds. For such services, the Fund pays a monthly fee at the annual rate of .30% of the average daily value of the Fund's net assets.

  MLAM and Merrill Lynch Life Agency, Inc. ("MLLA") have entered into an agreement that limits the operating expenses paid by the Fund, exclusive of any distribution fees imposed on Class B Shares, to 1.25% of its average daily net assets. Any such expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by MLAM which, in turn, will be reimbursed by MLLA.

  Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  Merrill Lynch Funds Distributor, a division of Princeton Funds Distributor, Inc. ("PFD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc., is the Fund's distributor.

  Accounting services are provided to the Fund by MLAM at cost.

  Certain officers and/or directors of the Company are officers and/or directors of MLAM, PSI, FDS, PFD, and/or ML & Co.

3. INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 1999 were $223,921,929 and $130,742,189, respectively.

  Net realized gains (losses) for the year ended December 31, 1999 and net unrealized gains as of December 31, 1999 were as follows:

------------------------------------------------------------------
                                         Realized
                                           Gains       Unrealized
                                         (Losses)        Gains
------------------------------------------------------------------
Long-term investments.................  $(2,668,157)  $177,107,372
Short-term investments................          (95)            --
Financial futures contracts...........    2,739,847        174,990
                                        -----------   ------------
Total.................................  $    71,595   $177,282,362
                                        ===========   ============
------------------------------------------------------------------

  At December 31, 1999, net unrealized appreciation for Federal income tax purposes aggregated $171,206,261, of which $193,288,504 related to appreciated securities and $22,082,243 related to depreciated securities. At December 31, 1999, the aggregate cost of investments for Federal income tax purposes was $414,137,028.

--------------------------------------------------------------------------------

4. CAPITAL SHARE TRANSACTIONS:

Transactions in capital shares were as follows:

-----------------------------------------------------------------
 Class A Shares for the Year Ended                     Dollar
         December 31, 1999              Shares         Amount
-----------------------------------------------------------------
Shares sold.........................  13,454,001    $ 228,170,067
Shares issued to shareholders in
 reinvestment of dividends and
 distributions......................   1,190,645       20,369,864
                                      ----------    -------------
Total issued........................  14,644,646      248,539,931
Shares redeemed.....................  (8,181,291)    (142,778,690)
                                      ----------    -------------
Net increase........................   6,463,355    $ 105,761,241
                                      ==========    =============
-----------------------------------------------------------------

-----------------------------------------------------------------
  Class A Shares for the Year Ended                     Dollar
          December 31, 1998              Shares         Amount
-----------------------------------------------------------------
Shares sold..........................  13,011,352    $183,963,924
Shares issued to shareholders in
 reinvestment of dividends and
 distributions.......................   1,043,297      13,263,016
                                       ----------    ------------
Total issued.........................  14,054,649     197,226,940
Shares redeemed......................  (5,178,470)    (71,540,150)
                                       ----------    ------------
Net increase.........................   8,876,179    $125,686,790
                                       ==========    ============
-----------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INDEX 500 FUND
INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

THE BOARD OF DIRECTORS AND SHAREHOLDERS,
INDEX 500 FUND OF
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Index 500 Fund of Merrill Lynch Variable Series Funds, Inc. as of December 31, 1999, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended and the period December 13, 1996 (commencement of operations) to December 31, 1996. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1999 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Index 500 Fund of Merrill Lynch Variable Series Funds, Inc. as of December 31, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
February 10, 2000

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INTERNATIONAL EQUITY FOCUS FUND DECEMBER 31, 1999--ANNUAL REPORT
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

FISCAL YEAR IN REVIEW

  During the 12-month period ended December 31, 1999, the vast majority of equity markets, both developed and emerging, rose in US dollar terms. Over this period, the Fund's benchmark, the unmanaged Morgan Stanley Capital International
(MSCI) World (Ex-US) Index, rose 27.93%, while International Equity Focus Fund's Class A Shares returned +37.63%. Essentially all aspects of our investment decision process contributed to this outperformance. However, there were two primary contributors to the success. First, the Fund benefited because we correctly decided to switch from growth-style stocks to more cyclical or value-oriented stocks at the end of 1998 before deciding to switch back at the beginning of the fourth calendar quarter of 1999. Second, stock selection has been successful throughout the year, especially in Japan. The Fund also benefited from selective positions in emerging markets, which are not included in the Fund's benchmark. Emerging markets continued to rebound in 1999 against a background of stronger global economic growth and a rally in commodity prices, especially oil, which reached a nine-year high of $27 per barrel. (References to securities markets of all countries in this letter to shareholders correspond to those countries' market weightings in the MSCI World (Ex-US) Index, unless otherwise noted.)

  The year was characterized by strong returns from most equity markets in local currency terms. However, the effects of exchange rate volatility have increased the spread of returns to US dollar investors. The Japanese yen strengthened by 10% over the year ended December 31, 1999, enhancing returns to dollar investors from yen-denominated assets. In stark contrast, the euro, the new European currency introduced at the beginning of 1999, depreciated by nearly 15% relative to the dollar, undermining the local currency gains made by the markets in the Eurozone.

  During 1999 the global economy picked up, partly in response to the monetary easing initiated in the fourth quarter of 1998 by the US Federal Reserve Board and other central banks. In particular, the US economy grew strongly, experiencing its eighth consecutive year of expansion. The unemployment rate hit a 29-year low, raising inflationary fears and pushing the long-term bond yield up to 6.5%. Meanwhile, the Japanese economy grew again after a sharp contraction in 1998, supporting the wider recovery in Asia. In Europe, the weak euro aided faster growth in the second half of the year.

  The strength of the global economic pick-up rekindled the concerns of inflation in the minds of Western central bankers. Their reactions were to raise interest rates in the United States by 75 basis points (0.75%) and in the United Kingdom and Euroland by 50 basis points each. The Bank of Japan was the only leading central bank not to raise interest rates, preferring to keep its zero interest rate policy in place to stimulate economic activity and to try to prevent further strengthening of the yen.

  The Asian region provided the highest returns from developed markets over the 12 months ended December 31, 1999, in aggregate rising by 62% over the fiscal year, while emerging Asian markets rose 70%. Within the developed markets, Japan, Hong Kong and Singapore Free all returned about 60%. The Japanese market was boosted not only by cyclical economic recovery but also by increasing evidence of companies making concerted efforts to raise their return on equity through labor cost reductions, capital spending cutbacks, share buybacks and even merger and acquisition (M&A) activity.

  Emerging equity markets in Europe and Latin America also produced strong performance, continuing the recoveries started in the latter part of 1998. Emerging Europe returned +84% over the year ended December 31, 1999, with Turkey and Russia returning approximately +250%. The Latin American region gained +65%, with the best returns coming from Mexico and Brazil. (Returns for emerging equity markets correspond to those countries' market weightings in the MSCI Emerging Markets Index.)

  Developed European markets produced quite diverse returns. Finland (+153%) and Sweden (+80%) were the star performers but six European markets (including Switzerland and Italy) produced negative returns in US dollar terms. The main driver of these relative returns was sector composition, with those markets containing a strong technology bias producing strong returns, while those with a high weighting of utilities and financials generally lagged well behind.

PORTFOLIO MATTERS

  For most of the fiscal year ended December 31, 1999, the Fund was underweighted in the Continental European area, which was beneficial to the Fund since this

--------------------------------------------------------------------------------

region lagged other regions in performance terms. In the early part of the fourth quarter, we started to increase the Fund's exposure to Continental European equities, becoming overweighted by the end of October. We achieved this largely at the expense of Japanese exposure. Our shift away from Japan toward Europe during the last three months proved timely. In local currency terms, Europe outperformed Japan by more than 12% over the three months ended December 31, 1999. However, once currency movements are taken into account, Europe's outperformance was reduced to around 2%.

  The Fund started the year overweight in the UK market, but by the middle of the second quarter we had reversed this position and the United Kingdom remained underweight relative to the benchmark for the rest of the year. This was beneficial to the Fund since the United Kingdom has been one of the poorer performing markets, returning +12.0% for the year ended December 31, 1999.

  In Japan, during the first half of the year the Fund moved from a slightly underweighted to slightly overweighted position relative to the benchmark. (This represented a higher weighting than most international funds throughout the period.) Part of the increase in the allocation to Japanese equities was directed to the smaller-companies section of the market. This proved particularly successful since the local smaller companies' index (Tokyo Stock Exchange Index, Second Section) outperformed the larger companies' MSCI Japan Index markedly in the second and third quarters of the year. During the last quarter of the year, we took profits on the small companies' portfolio and as a result reduced the overall exposure to Japan to below benchmark weight. Overall, Japan was the largest country exposure in the Fund, averaging around 22% of net assets over the year.

IN CONCLUSION

  An environment of possibly stronger economic growth in nearly all markets coupled with a potentially subdued inflationary outlook can provide a good backdrop for international equities.

  During the six months ended December 31, 1999, the return from developed markets outside the United States exceeded the return from the US market by 14% (in US dollar terms). This is the first six-month period since 1994 that international markets have produced such a significant outperformance of the US domestic market.

  The cyclical case for international markets is based on what may be an economic recovery in the rest of the world arriving at a time when US growth may be peaking. Of course, a lower US dollar adds to the returns from international investment.

  We are also seeing that value has favored international equities. Ten years ago, price/book and price/cash earnings ratios in the United States were only around 75% of those in the MSCI World (Ex-US) Index, while the dividend yield was almost double. Now those two ratios are much higher in the United States: the price/ book value ratio is 5.0 versus 2.8 internationally. At the same time, the dividend yield is lower.

  We appreciate your investment in International Equity Focus Fund of Merrill Lynch Variable Series Funds, Inc., and we look forward to sharing our investment outlook and strategies with you in our next report to shareholders.

Sincerely,

/s/ Terry K. Glenn
Terry K. Glenn
President and Director

/s/ Clive D. Lang
Clive D. Lang
Senior Portfolio Manager

February 7, 2000

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INTERNATIONAL EQUITY FOCUS FUND
TOTAL RETURN BASED ON A $10,000 INVESTMENT--CLASS A SHARES
--------------------------------------------------------------------------------

A line graph depicting the growth of an investment in the Fund's Class A Shares compared to growth of an investment in the Morgan Stanley Capital International World (Ex-US) Index. Beginning and ending values are:

                                                 7/01/93**        12/99
International Equity
Focus Fund+--Class A Shares*                      $10,000        $17,661
Morgan Stanley Capital International
World(Ex-US)Index++                               $10,000        $21,360

*Assuming transaction costs and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses.
**Commencement of operations.
+International Equity Focus Fund invests in a portfolio of securities of issuers from foreign countries, both developed and developing, throughout the world. ++This unmanaged capitalization-weighted Index is comprised of a representative sampling of stocks of 1,178 companies in 21 countries, excluding the United States. The starting date for the Index is from 6/30/93.
Past performance is not predictive of future performance.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INTERNATIONAL EQUITY FOCUS FUND AVERAGE ANNUAL TOTAL RETURN--CLASS A SHARES
--------------------------------------------------------------------------------
PERIOD COVERED                                                          % RETURN
--------------------------------------------------------------------------------
Year Ended 12/31/99                                                      +37.63%
--------------------------------------------------------------------------------
Five Years Ended 12/31/99                                                 + 9.75
--------------------------------------------------------------------------------
Inception (7/01/93) through 12/31/99                                      + 9.14
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INTERNATIONAL EQUITY FOCUS FUND RECENT PERFORMANCE RESULTS*
--------------------------------------------------------------------------------

                                                                6 MONTH         12 MONTH
                                                              TOTAL RETURN    TOTAL RETURN
------------------------------------------------------------------------------------------
Class A Shares                                                   +24.46%         +37.63%

--------------------------------------------------------------------------------
* Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INTERNATIONAL EQUITY FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1999                  (IN US DOLLARS)
--------------------------------------------------------------------------------

                                               SHARES                                                             PERCENT OF
AFRICA            INDUSTRY                      HELD                     INVESTMENTS                  VALUE       NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------
SOUTH AFRICA      BANKS                           170,000   FirstRand Limited....................  $    243,252        0.1%
                  -----------------------------------------------------------------------------------------------------
                  INSURANCE                       177,900   Sanlam Limited.......................       248,771        0.2
                  -----------------------------------------------------------------------------------------------------
                  METALS & MINING                   7,800   De Beers.............................       227,024        0.1
                  -----------------------------------------------------------------------------------------------------
                  PAPER & FOREST PRODUCTS          23,600   Sappi Limited........................       233,314        0.1
                  -----------------------------------------------------------------------------------------------------
                                                            TOTAL INVESTMENTS IN AFRICA
                                                            (COST--$991,607)                            952,361        0.5
-----------------------------------------------------------------------------------------------------------------------------
NORTH AMERICA
-----------------------------------------------------------------------------------------------------------------------------
CANADA            AEROSPACE &                      25,690   Bombardier Inc. 'B'..................       525,788        0.2
                  DEFENSE                          47,930   CAE, Inc. ...........................       327,540        0.2
                                                                                                   ------------      -----
                                                                                                        853,328        0.4
                  -----------------------------------------------------------------------------------------------------
                  BANKS                             3,020   Bank of Montreal.....................       102,772        0.0
                                                    3,870   Royal Bank of Canada.................       169,631        0.1
                                                   14,550   The Toronto-Dominion Bank............       389,185        0.2
                                                                                                   ------------      -----
                                                                                                        661,588        0.3
                  -----------------------------------------------------------------------------------------------------
                  COMMUNICATIONS                      940   JDS Uniphase Corporation(d)..........       151,833        0.1
                  EQUIPMENT                        25,610   Nortel Networks Corporation..........     2,578,324        1.3
                                                                                                   ------------      -----
                                                                                                      2,730,157        1.4
                  -----------------------------------------------------------------------------------------------------
                  DIVERSIFIED                      12,970   BCE Inc. ............................     1,174,167        0.6
                  TELECOMMUNICATION
                  SERVICES
                  -----------------------------------------------------------------------------------------------------
                  ELECTRICAL & ELECTRONICS          3,280   Celestica Inc.(d)....................       182,939        0.1
                  -----------------------------------------------------------------------------------------------------
                  MEDIA                             8,460   Rogers Communications, Inc. 'B'(d)...       206,142        0.1
                                                    7,390   Seagram Company......................       330,043        0.2
                                                    4,910   The Thomson Corporation..............       128,791        0.0
                                                                                                   ------------      -----
                                                                                                        664,976        0.3
                  -----------------------------------------------------------------------------------------------------
                  METALS & MINING                  14,550   Cominco Ltd. ........................       304,820        0.2
                                                   16,160   Inco Limited(d)......................       376,475        0.2
                                                                                                   ------------      -----
                                                                                                        681,295        0.4
                  -----------------------------------------------------------------------------------------------------
                  OIL & GAS                        16,330   Anderson Exploration Ltd.(d).........       194,445        0.1
                                                   11,120   Canadian Natural Resources Ltd.(d)...       270,574        0.2
                                                    6,200   Suncor Energy, Inc. .................       258,494        0.1
                                                                                                   ------------      -----
                                                                                                        723,513        0.4
                  -----------------------------------------------------------------------------------------------------
                  PAPER & FOREST PRODUCTS           7,660   Domtar, Inc. ........................        90,416        0.0
                  -----------------------------------------------------------------------------------------------------
                                                            TOTAL INVESTMENTS IN CANADA               7,762,379        3.9
-----------------------------------------------------------------------------------------------------------------------------
UNITED STATES     MEDIA                             1,200   MediaOne Group Inc., 7%
                                                              (Preferred)........................       576,000        0.3
                  -----------------------------------------------------------------------------------------------------
                                                            TOTAL INVESTMENTS IN THE UNITED
                                                            STATES                                      576,000        0.3
-----------------------------------------------------------------------------------------------------------------------------
                                                            TOTAL INVESTMENTS IN NORTH AMERICA
                                                            (COST--$5,507,894)                        8,338,379        4.2
-----------------------------------------------------------------------------------------------------------------------------
PACIFIC BASIN
-----------------------------------------------------------------------------------------------------------------------------
AUSTRALIA         BANKS                            27,500   National Australia Bank Limited......       418,858        0.2
                                                   30,000   Westpac Banking Corporation
                                                              Limited............................       206,053        0.1
                                                                                                   ------------      -----
                                                                                                        624,911        0.3
                  -----------------------------------------------------------------------------------------------------
                  CHEMICALS                        26,000   Orica Limited........................       139,539        0.1
                  -----------------------------------------------------------------------------------------------------
                  CONSTRUCTION MATERIALS          105,500   Boral Limited........................       162,758        0.1
                  -----------------------------------------------------------------------------------------------------
                  DIVERSIFIED                      40,000   Colonial Limited.....................       178,068        0.0
                  FINANCIALS                       23,500   Lend Lease Corporation Limited.......       327,824        0.2
                                                                                                   ------------      -----
                                                                                                        505,892        0.2
                  -----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INTERNATIONAL EQUITY FOCUS FUND SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1999 (CONTINUED) (IN US DOLLARS)
--------------------------------------------------------------------------------

PACIFIC BASIN                               SHARES HELD/                                                          PERCENT OF
(CONTINUED)       INDUSTRY                   FACE AMOUNT                 INVESTMENTS                  VALUE       NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------
AUSTRALIA         DIVERSIFIED                      68,900   Cable & Wireless Optus Limited(d)....  $    229,253        0.1%
(CONCLUDED)       TELECOMMUNICATION                80,000   Telstra Corporation Limited..........       433,011        0.2
                  SERVICES                         36,000   Telstra Corporation Limited
                                                              (Installment Receipts)(d)(i).......       126,373        0.1
                                                                                                   ------------      -----
                                                                                                        788,637        0.4
                  -----------------------------------------------------------------------------------------------------
                  HOTELS RESTAURANTS &             13,300   Aristocrat Leisure Limited...........       190,403        0.1
                  LEISURE
                  -----------------------------------------------------------------------------------------------------
                  INSURANCE                        32,500   AMP Limited..........................       357,558        0.2
                  -----------------------------------------------------------------------------------------------------
                  MEDIA                            62,000   The News Corporation Limited.........       599,430        0.3
                                                   25,500   The News Corporation Limited
                                                              (Preferred)........................       217,535        0.1
                                                   15,000   Publishing & Broadcasting Limited....       114,038        0.1
                                                                                                   ------------      -----
                                                                                                        931,003        0.5
                  -----------------------------------------------------------------------------------------------------
                  METALS & MINING                  40,000   Broken Hill Proprietary Company
                                                              Limited............................       522,986        0.3
                                                   80,000   WMC Limited..........................       439,286        0.2
                                                                                                   ------------      -----
                                                                                                        962,272        0.5
                  -----------------------------------------------------------------------------------------------------
                  METALS--NONFERROUS              220,000   M.I.M. Holdings Limited..............       225,788        0.1
                  -----------------------------------------------------------------------------------------------------
                  MULTILINE RETAIL                 49,500   Coles Myer Limited...................       254,594        0.1
                  -----------------------------------------------------------------------------------------------------
                  OIL & GAS                        16,200   Woodside Petroleum Limited...........       119,137        0.1
                  -----------------------------------------------------------------------------------------------------
                  REAL ESTATE                      19,000   Westfield Holdings Limited...........       117,744        0.0
                  -----------------------------------------------------------------------------------------------------
                                                            TOTAL INVESTMENTS IN AUSTRALIA            5,380,236        2.7
-----------------------------------------------------------------------------------------------------------------------------
CHINA             WIRELESS                          5,800   China Telecom (Hong Kong) Limited
                  TELECOMMUNICATIONS                          (ADR)(a)(d)........................       745,663        0.4
                  SERVICES
                  -----------------------------------------------------------------------------------------------------
                                                            TOTAL INVESTMENTS IN CHINA                  745,663        0.4
-----------------------------------------------------------------------------------------------------------------------------
JAPAN             AUTO COMPONENTS                  23,000   Bridgestone Corp. ...................       506,410        0.3
                  -----------------------------------------------------------------------------------------------------
                  AUTOMOBILES                      82,000   Fuji Heavy Industries, Ltd. .........       561,699        0.3
                                                   29,000   Toyota Motor Corporation.............     1,404,736        0.7
                                                                                                   ------------      -----
                                                                                                      1,966,435        1.0
                  -----------------------------------------------------------------------------------------------------
                  BANKS                            77,000   The 77 Bank, Ltd. ...................       806,997        0.4
                                                  219,000   The Asahi Bank, Ltd. ................     1,350,132        0.7
                                                   64,000   The Gunma Bank Ltd. .................       416,479        0.2
                                            US$   370,000   MBL International Finance (Bermuda),
                                                              3% due 11/30/2002..................       408,850        0.2
                                                  111,000   The Tokai Bank Ltd. .................       699,521        0.4
                                                                                                   ------------      -----
                                                                                                      3,681,979        1.9
                  -----------------------------------------------------------------------------------------------------
                  BROADCASTING &                   12,000   Nippon Broadcasting System,
                  PUBLISHING                                  Incorporated.......................     1,045,112        0.5
                  -----------------------------------------------------------------------------------------------------
                  BUSINESS & PUBLIC                21,800   Square Co., Ltd. ....................     1,482,630        0.7
                  SERVICES
                  -----------------------------------------------------------------------------------------------------
                  CHEMICALS                       146,000   Asahi Chemical Industry Co., Ltd. ...       750,073        0.4
                                                   76,000   Kaneka Corporation...................       972,032        0.5
                                                   21,000   Shin-Etsu Chemical Co., Ltd. ........       904,198        0.4
                                                                                                   ------------      -----
                                                                                                      2,626,303        1.3
                  -----------------------------------------------------------------------------------------------------
                  COMMUNICATIONS EQUIPMENT          6,000   Matsushita Communication Industrial
                                                              Co., Ltd. .........................     1,585,282        0.8
                  -----------------------------------------------------------------------------------------------------
                  COMPUTERS &                      26,000   Fujitsu Limited......................     1,185,635        0.6
                  PERIPHERALS                      32,000   NEC Corporation......................       762,501        0.4
                                                  146,000   Toshiba Corporation..................     1,114,395        0.6
                                                                                                   ------------      -----
                                                                                                      3,062,531        1.6
                  -----------------------------------------------------------------------------------------------------
                  DATA PROCESSING &                35,200   Miroku Jyoho Service Co., Ltd. ......       602,799        0.3
                  REPRODUCTION
                  -----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INTERNATIONAL EQUITY FOCUS FUND SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1999 (CONTINUED) (IN US DOLLARS)
--------------------------------------------------------------------------------

PACIFIC BASIN                                  SHARES                                                             PERCENT OF
(CONTINUED)       INDUSTRY                      HELD                     INVESTMENTS                  VALUE       NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------
JAPAN             DIVERSIFIED                       3,500   Acom Co., Ltd. ......................  $    342,842        0.1%
(CONCLUDED)       FINANCIALS                       53,000   Kokusai Securities Co., Ltd. ........       830,345        0.4
                                                    4,400   Takefuji Corporation.................       550,700        0.3
                                                   85,000   The Toyo Trust & Banking Co.,
                                                              Ltd. ..............................       349,349        0.2
                                                                                                   ------------      -----
                                                                                                      2,073,236        1.0
                  -----------------------------------------------------------------------------------------------------
                  DIVERSIFIED                          74   NTT Mobile Communications
                  TELECOMMUNICATION                           Network, Inc.......................     2,845,875        1.5
                  SERVICES                            189   Nippon Telegraph & Telephone
                                                              Corporation (NTT)..................     3,236,618        1.6
                                                                                                   ------------      -----
                                                                                                      6,082,493        3.1
                  -----------------------------------------------------------------------------------------------------
                  ELECTRIC UTILITIES               32,000   Tokyo Electric Power.................       858,010        0.4
                  -----------------------------------------------------------------------------------------------------
                  ELECTRICAL EQUIPMENT             50,000   The Furukawa Electric Co., Ltd. .....       758,391        0.4
                  -----------------------------------------------------------------------------------------------------
                  ELECTRONIC                           85   Hakuto Company Ltd. .................         2,150        0.0
                  EQUIPMENT &                      56,000   Ibiden Co., Ltd. ....................       756,238        0.4
                  INSTRUMENTS                       1,500   Keyence Corporation..................       609,159        0.3
                                                    3,000   Rohm Company Ltd. ...................     1,232,997        0.6
                                                    6,000   TDK Corporation......................       828,457        0.4
                                                   94,000   Toko, Inc. ..........................       445,210        0.3
                                                                                                   ------------      -----
                                                                                                      3,874,211        2.0
                  -----------------------------------------------------------------------------------------------------
                  FOOD & DRUG RETAILING            14,000   FamilyMart Co., Ltd. ................       931,598        0.5
                  -----------------------------------------------------------------------------------------------------
                  FOOD PRODUCTS                    35,000   Katokichi Co., Ltd. .................       758,636        0.4
                  -----------------------------------------------------------------------------------------------------
                  HOUSEHOLD DURABLES                8,100   Sony Corporation.....................     2,401,703        1.2
                  -----------------------------------------------------------------------------------------------------
                  INSURANCE                       129,000   Mitsui Marine and Fire Insurance
                                                              Company, Ltd. .....................       764,987        0.4
                  -----------------------------------------------------------------------------------------------------
                  INTERNET SOFTWARE &               1,300   Softbank Corporation.................     1,244,153        0.6
                  SERVICES
                  -----------------------------------------------------------------------------------------------------
                  MACHINERY                       153,000   Komatsu Ltd. ........................       703,689        0.4
                                                  125,000   NSK Limited..........................       855,025        0.4
                                                   54,000   Nippon Thompson Co., Ltd. ...........       445,993        0.2
                                                                                                   ------------      -----
                                                                                                      2,004,707        1.0
                  -----------------------------------------------------------------------------------------------------
                  MEDIA                               890   Nippon Television Network Corp. .....     1,045,112        0.5
                  -----------------------------------------------------------------------------------------------------
                  MERCHANDISING                    15,300   Kojima Co. Limited...................       598,884        0.3
                  -----------------------------------------------------------------------------------------------------
                  METALS & MINING                 340,000   Nippon Steel Corporation.............       795,185        0.4
                  -----------------------------------------------------------------------------------------------------
                  MULTILINE RETAIL                 10,000   Ito-Yokado Co., Ltd.(d) .............     1,086,212        0.5
                  -----------------------------------------------------------------------------------------------------
                  OFFICE ELECTRONICS               24,000   Ricoh Co., Ltd. .....................       452,334        0.2
                  -----------------------------------------------------------------------------------------------------
                  PHARMACEUTICALS                  13,000   Takeda Chemical Industries, Ltd. ....       642,431        0.3
                  -----------------------------------------------------------------------------------------------------
                  REAL ESTATE                      97,000   Mitsui Fudosan Co., Ltd. ............       656,855        0.3
                  -----------------------------------------------------------------------------------------------------
                  ROAD & RAIL                     136,000   Nippon Express Co., Ltd. ............       751,933        0.4
                  -----------------------------------------------------------------------------------------------------
                  TRADING COMPANIES &             125,000   Mitsubishi Corporation...............       965,114        0.5
                  DISTRIBUTORS
                  -----------------------------------------------------------------------------------------------------
                                                            TOTAL INVESTMENTS IN JAPAN               45,305,666       22.8
-----------------------------------------------------------------------------------------------------------------------------
MALAYSIA          BANKS                               285   Rashid Hussain BHD (Warrants)(c).....            94        0.0
                  -----------------------------------------------------------------------------------------------------
                  CLOSED END FUNDS                 14,900   Genesis Malaysia Maju Fund
                                                              Limited(d).........................       320,350        0.2
                                                   21,400   Malaysia Fund(d).....................       151,138        0.1
                                                                                                   ------------      -----
                                                                                                        471,488        0.3
                  -----------------------------------------------------------------------------------------------------
                  OPEN END INVESTMENT FUND         69,395   Webs-Malaysia........................       490,102        0.2
                  -----------------------------------------------------------------------------------------------------
                                                            TOTAL INVESTMENTS IN MALAYSIA               961,684        0.5
-----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INTERNATIONAL EQUITY FOCUS FUND SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1999 (CONTINUED) (IN US DOLLARS)
--------------------------------------------------------------------------------

PACIFIC BASIN                                  SHARES                                                             PERCENT OF
(CONCLUDED)       INDUSTRY                      HELD                     INVESTMENTS                  VALUE       NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------
NEW ZEALAND       DIVERSIFIED                     104,040   Telecom Corporation of New Zealand
                  TELECOMMUNICATION                           Limited............................  $    488,686        0.2%
                  SERVICES
                  -----------------------------------------------------------------------------------------------------
                                                            TOTAL INVESTMENTS IN NEW ZEALAND            488,686        0.2
-----------------------------------------------------------------------------------------------------------------------------
SINGAPORE         DIVERSIFIED                     125,000   Singapore Telecommunications,
                  TELECOMMUNICATION                           Ltd. ..............................       258,258        0.1
                  SERVICES
                  -----------------------------------------------------------------------------------------------------
                  EQUITY BASKET                     8,000   MSCI Singapore OPALS 'B'(f)..........       485,920        0.3
                  -----------------------------------------------------------------------------------------------------
                                                            TOTAL INVESTMENTS IN SINGAPORE              744,178        0.4
-----------------------------------------------------------------------------------------------------------------------------
SOUTH KOREA       ELECTRIC UTILITIES               18,000   Korea Electric Power Corporation
                                                              (ADR)(a)...........................       301,500        0.1
                  -----------------------------------------------------------------------------------------------------
                  EQUITY BASKET                     4,300   MSCI Korea OPALS(f)..................       563,085        0.3
                  -----------------------------------------------------------------------------------------------------
                  HOUSEHOLD DURABLES                  404   Samsung Electronics (GDR)(b)(e)......        48,985        0.0
                  -----------------------------------------------------------------------------------------------------
                  WIRELESS                            781   SK Telecom Co. Ltd. (ADR)(a)(e)......        29,088        0.0
                  TELECOMMUNICATIONS
                  SERVICES
                  -----------------------------------------------------------------------------------------------------
                                                            TOTAL INVESTMENTS IN SOUTH KOREA            942,658        0.4
-----------------------------------------------------------------------------------------------------------------------------
THAILAND          EQUITY BASKET                     4,000   MSCI Thailand OPALS(f)...............       425,200        0.2
                  -----------------------------------------------------------------------------------------------------
                                                            TOTAL INVESTMENTS IN THAILAND               425,200        0.2
-----------------------------------------------------------------------------------------------------------------------------
                                                            TOTAL INVESTMENTS IN THE PACIFIC
                                                            BASIN (COST--$41,129,212)                54,993,971       27.6
-----------------------------------------------------------------------------------------------------------------------------
WESTERN EUROPE
-----------------------------------------------------------------------------------------------------------------------------
DENMARK           EQUITY BASKET                     3,300   MSCI Denmark OPALS 'B'(e)(f).........       561,330        0.3
                  -----------------------------------------------------------------------------------------------------
                  MARINE                               90   D/S 1912 'B'.........................     1,059,985        0.5
                  -----------------------------------------------------------------------------------------------------
                                                            TOTAL INVESTMENTS IN DENMARK              1,621,315        0.8
-----------------------------------------------------------------------------------------------------------------------------
FINLAND           COMMUNICATIONS EQUIPMENT         24,500   Nokia Oyj............................     4,440,870        2.2
                  -----------------------------------------------------------------------------------------------------
                  PAPER & FOREST PRODUCTS          35,000   Stora Enso Oyj 'R'...................       610,091        0.3
                  -----------------------------------------------------------------------------------------------------
                                                            TOTAL INVESTMENTS IN FINLAND              5,050,961        2.5
-----------------------------------------------------------------------------------------------------------------------------
FRANCE            BANKS                            12,200   Banque Nationale de Paris (BNP)......     1,125,343        0.6
                                                    3,900   Societe Generale 'A'.................       907,206        0.4
                                                                                                   ------------      -----
                                                                                                      2,032,549        1.0
                  -----------------------------------------------------------------------------------------------------
                  BUILDING PRODUCTS                 3,100   Compagnie de Saint Gobain............       582,821        0.3
                  -----------------------------------------------------------------------------------------------------
                  COMMUNICATIONS EQUIPMENT          3,000   Alcatel..............................       688,788        0.3
                  -----------------------------------------------------------------------------------------------------
                  DIVERSIFIED                       9,200   France Telecom SA....................     1,216,416        0.6
                  TELECOMMUNICATION
                  SERVICES
                  -----------------------------------------------------------------------------------------------------
                  ELECTRICAL EQUIPMENT              8,000   Schneider SA.........................       627,965        0.3
                  -----------------------------------------------------------------------------------------------------
                  EQUITY BASKET                     4,000   MSCI France OPALS(f).................     1,012,760        0.5
                  -----------------------------------------------------------------------------------------------------
                  FOOD PRODUCTS                     1,750   Groupe Danone........................       412,366        0.2
                  -----------------------------------------------------------------------------------------------------
                  IT CONSULTING & SERVICES          3,300   Cap Gemini SA........................       837,421        0.4
                  -----------------------------------------------------------------------------------------------------
                  INDUSTRIAL CONGLOMERATES         12,000   Lagardere S.C.A. ....................       652,536        0.3
                  -----------------------------------------------------------------------------------------------------
                  INSURANCE                         6,500   Axa..................................       905,897        0.5
                  -----------------------------------------------------------------------------------------------------
                  METALS & MINING                  46,000   Usinor SA............................       863,905        0.4
                  -----------------------------------------------------------------------------------------------------
                  MULTI-UTILITIES                   8,300   Suez Lyonnaise des Eaux..............     1,329,774        0.7
                                                   14,700   Vivendi..............................     1,327,080        0.6
                                                                                                   ------------      -----
                                                                                                      2,656,854        1.3
                  -----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INTERNATIONAL EQUITY FOCUS FUND SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1999 (CONTINUED) (IN US DOLLARS)
--------------------------------------------------------------------------------

WESTERN
EUROPE                                         SHARES                                                             PERCENT OF
(CONTINUED)       INDUSTRY                      HELD                     INVESTMENTS                  VALUE       NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------
FRANCE            MULTILINE RETAIL                  8,300   Carrefour SA.........................  $  1,530,368        0.8%
(CONCLUDED)
                  -----------------------------------------------------------------------------------------------------
                  OIL & GAS                        19,000   Total Fina SA 'B'....................     2,535,123        1.3
                  -----------------------------------------------------------------------------------------------------
                  PERSONAL PRODUCTS                 1,400   L'Oreal SA...........................     1,122,906        0.6
                  -----------------------------------------------------------------------------------------------------
                  PHARMACEUTICALS                  10,600   Aventis SA...........................       615,901        0.3
                                                    7,000   Sanofi-Synthelabo SA(d)..............       291,406        0.2
                                                                                                   ------------      -----
                                                                                                        907,307        0.5
                  -----------------------------------------------------------------------------------------------------
                                                            TOTAL INVESTMENTS IN FRANCE              18,585,982        9.3
-----------------------------------------------------------------------------------------------------------------------------
GERMANY           AIRLINES                         15,700   Deutsche Lufthansa AG (Registered
                                                              Shares)............................       365,209        0.2
                  -----------------------------------------------------------------------------------------------------
                  AUTOMOBILES                      11,500   DaimlerChrysler AG...................       894,015        0.4
                                                    7,000   Volkswagen AG........................       394,392        0.2
                                                                                                   ------------      -----
                                                                                                      1,288,407        0.6
                  -----------------------------------------------------------------------------------------------------
                  BANKS                            16,000   Deutsche Bank AG (Registered
                                                              Shares)............................     1,350,991        0.7
                                                   10,350   HypoVereinsbank......................       706,642        0.3
                                                                                                   ------------      -----
                                                                                                      2,057,633        1.0
                  -----------------------------------------------------------------------------------------------------
                  BUSINESS & PUBLIC                   600   SAP AG (Systeme, Anwendungen,
                  SERVICES                                    Produkte in der
                                                              Datenverarbeitung).................       295,454        0.1
                                                      600   SAP AG (Systeme, Anwendungen,
                                                              Produkte in der Datenverarbeitung)
                                                              (Preferred)........................       361,312        0.2
                                                                                                   ------------      -----
                                                                                                        656,766        0.3
                  -----------------------------------------------------------------------------------------------------
                  CHEMICALS                        10,200   BASF AG..............................       523,841        0.3
                                                   16,500   Bayer AG.............................       780,929        0.4
                                                                                                   ------------      -----
                                                                                                      1,304,770        0.7
                  -----------------------------------------------------------------------------------------------------
                  DIVERSIFIED                      36,500   Deutsche Telekom AG..................     2,598,614        1.3
                  TELECOMMUNICATION
                  SERVICES
                  -----------------------------------------------------------------------------------------------------
                  ELECTRIC UTILITIES               17,800   RWE AG...............................       697,267        0.4
                                                    6,500   RWE AG (Preferred)...................       200,292        0.1
                                                                                                   ------------      -----
                                                                                                        897,559        0.5
                  -----------------------------------------------------------------------------------------------------
                  EQUITY BASKET                     2,650   MSCI Germany OPALS(f)................     1,011,630        0.5
                  -----------------------------------------------------------------------------------------------------
                  INDUSTRIAL                        8,500   Preussag AG..........................       473,340        0.3
                  CONGLOMERATES                     6,700   Siemens AG...........................       852,133        0.4
                                                                                                   ------------      -----
                                                                                                      1,325,473        0.7
                  -----------------------------------------------------------------------------------------------------
                  INSURANCE                         4,200   Allianz AG (Registered Shares).......     1,410,505        0.7
                                                    3,000   Muenchener Rueckversicherungs-
                                                              Gesellschaft AG (Registered
                                                              Shares)............................       760,688        0.4
                                                                                                   ------------      -----
                                                                                                      2,171,193        1.1
                  -----------------------------------------------------------------------------------------------------
                  METALS & MINING                  33,500   Thyssen Krupp AG(d)..................     1,020,469        0.5
                  -----------------------------------------------------------------------------------------------------
                  MULTI-UTILITIES                  11,000   Veba AG..............................       534,465        0.3
                  -----------------------------------------------------------------------------------------------------
                  STEEL                            40,000   Salzgitter AG........................       378,632        0.2
                  -----------------------------------------------------------------------------------------------------
                  TELECOMMUNICATIONS                8,400   Mannesmann AG........................     2,025,883        1.0
                  -----------------------------------------------------------------------------------------------------
                                                            TOTAL INVESTMENTS IN GERMANY             17,636,703        8.9
-----------------------------------------------------------------------------------------------------------------------------
HUNGARY           BANKS                            11,792   OTP Bank Rt. (GDR)(b)................       680,988        0.3
                  -----------------------------------------------------------------------------------------------------
                  OIL & GAS                        19,870   MOL Magyar Olaj-es Gazipari Rt.
                                                              (GDR)(b)(d)........................       407,335        0.2
                  -----------------------------------------------------------------------------------------------------
                  PHARMACEUTICALS                   2,690   EGIS Rt..............................       106,509        0.1
                  -----------------------------------------------------------------------------------------------------
                                                            TOTAL INVESTMENTS IN HUNGARY              1,194,832        0.6
-----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INTERNATIONAL EQUITY FOCUS FUND SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1999 (CONTINUED) (IN US DOLLARS)
--------------------------------------------------------------------------------

WESTERN
EUROPE                                         SHARES                                                             PERCENT OF
(CONTINUED)       INDUSTRY                      HELD                     INVESTMENTS                  VALUE       NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------
IRELAND           BANKS                            45,000   Bank of Ireland......................  $    357,989        0.2%
                  -----------------------------------------------------------------------------------------------------
                  CONSTRUCTION MATERIALS           15,603   CRH PLC..............................       334,670        0.1
                  -----------------------------------------------------------------------------------------------------
                                                            TOTAL INVESTMENTS IN IRELAND                692,659        0.3
-----------------------------------------------------------------------------------------------------------------------------
ITALY             BANKS                            92,000   San Paolo-IMI SpA....................     1,249,768        0.7
                                                  210,000   Unicredito Italiano SpA..............     1,031,974        0.5
                                                                                                   ------------      -----
                                                                                                      2,281,742        1.2
                  -----------------------------------------------------------------------------------------------------
                  DIVERSIFIED                     270,000   Telecom Italia Mobile (TIM) SpA......     3,015,260        1.5
                  TELECOMMUNICATION               118,000   Telecom Italia SpA...................     1,663,564        0.9
                  SERVICES                        100,000   Telecom Italia SpA (Registered)......       609,235        0.3
                                                                                                   ------------      -----
                                                                                                      5,288,059        2.7
                  -----------------------------------------------------------------------------------------------------
                  FINANCIAL SERVICES               92,000   Beni Stabili(d)......................        32,425        0.0
                  -----------------------------------------------------------------------------------------------------
                  INSURANCE                        44,000   Assicurazioni Generali...............     1,453,302        0.7
                  -----------------------------------------------------------------------------------------------------
                  OIL & GAS                       340,000   ENI SpA..............................     1,869,395        0.9
                  -----------------------------------------------------------------------------------------------------
                                                            TOTAL INVESTMENTS IN ITALY               10,924,923        5.5
-----------------------------------------------------------------------------------------------------------------------------
NETHERLANDS       BANKS                            60,500   ABN AMRO Holding NV..................     1,510,903        0.8
                  -----------------------------------------------------------------------------------------------------
                  COMMERCIAL SERVICES &            31,000   Vedior NV 'A'........................       318,413        0.2
                  SUPPLIES
                  -----------------------------------------------------------------------------------------------------
                  DIVERSIFIED FINANCIALS           17,600   ING Groep NV.........................     1,062,329        0.5
                  -----------------------------------------------------------------------------------------------------
                  FOOD PRODUCTS                     9,100   Unilever NV 'A'......................       502,537        0.3
                  -----------------------------------------------------------------------------------------------------
                  IT CONSULTING & SERVICES          9,000   Getronics NV.........................       717,790        0.3
                  -----------------------------------------------------------------------------------------------------
                  INSURANCE                        11,900   Aegon NV.............................     1,149,198        0.6
                  -----------------------------------------------------------------------------------------------------
                  MARINE                           16,800   Koninklijke Nedlloyd NV..............       470,309        0.2
                  -----------------------------------------------------------------------------------------------------
                  MEDIA                            12,800   Wolters Kluwer NV 'A'................       433,091        0.2
                  -----------------------------------------------------------------------------------------------------
                  OIL & GAS                        47,000   Royal Dutch Petroleum Company........     2,879,970        1.4
                  -----------------------------------------------------------------------------------------------------
                                                            TOTAL INVESTMENTS IN THE NETHERLANDS      9,044,540        4.5
-----------------------------------------------------------------------------------------------------------------------------
NORWAY            EQUITY BASKET                     7,800   MSCI Norway OPALS 'B'(e)(f)..........       821,262        0.4
                  -----------------------------------------------------------------------------------------------------
                                                            TOTAL INVESTMENTS IN NORWAY                 821,262        0.4
-----------------------------------------------------------------------------------------------------------------------------
PAN-EUROPE        EQUITY BASKET                    11,050   MSCI Euro Banking OPALS(f)...........     3,064,718        1.5
                                                    4,750   MSCI Euro Insurance OPALS 'B'(f).....       918,460        0.5
                  -----------------------------------------------------------------------------------------------------
                                                            TOTAL INVESTMENTS IN PAN-EUROPE           3,983,178        2.0
-----------------------------------------------------------------------------------------------------------------------------
PORTUGAL          EQUITY BASKET                    18,800   MSCI Portugal OPALS 'B'(e)(f)........     1,317,128        0.7
                  -----------------------------------------------------------------------------------------------------
                                                            TOTAL INVESTMENTS IN PORTUGAL             1,317,128        0.7
-----------------------------------------------------------------------------------------------------------------------------
SPAIN             BANKS                           125,000   Banco Santander Central Hispano,
                                                              SA.................................     1,414,835        0.7
                  -----------------------------------------------------------------------------------------------------
                  CONSTRUCTION &                   41,500   Grupo Dragados SA....................       366,085        0.2
                  ENGINEERING
                  -----------------------------------------------------------------------------------------------------
                  DIVERSIFIED                      81,600   Telefonica SA(d).....................     2,037,846        1.0
                  TELECOMMUNICATION
                  SERVICES
                  -----------------------------------------------------------------------------------------------------
                  ELECTRIC UTILITIES               55,000   Endesa SA............................     1,091,638        0.6
                  -----------------------------------------------------------------------------------------------------
                  EQUITY BASKET                     7,300   MSCI Spanish OPALS(f)................       973,455        0.5
                  -----------------------------------------------------------------------------------------------------
                  METALS & MINING                   6,500   Acerinox SA..........................       259,202        0.1
                  -----------------------------------------------------------------------------------------------------
                  OIL & GAS                        25,000   Repsol-YPF, SA.......................       579,529        0.3
                  -----------------------------------------------------------------------------------------------------
                                                            TOTAL INVESTMENTS IN SPAIN                6,722,590        3.4
-----------------------------------------------------------------------------------------------------------------------------
SWEDEN            BANKS                            30,000   Skandinaviska Enskilda Banken
                                                              (SEB) 'A'..........................       303,744        0.2
                                                   42,000   Svenska Handelsbanken AB.............       529,079        0.3
                                                                                                   ------------      -----
                                                                                                        832,823        0.5
                  -----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INTERNATIONAL EQUITY FOCUS FUND SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1999 (CONTINUED) (IN US DOLLARS)
--------------------------------------------------------------------------------

WESTERN
EUROPE                                         SHARES                                                             PERCENT OF
(CONTINUED)       INDUSTRY                      HELD                     INVESTMENTS                  VALUE       NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------
SWEDEN            COMMUNICATIONS EQUIPMENT         41,000   Telefonaktiebolaget LM Ericsson
(CONCLUDED)                                                   'B'................................  $  2,640,334        1.3%
                  -----------------------------------------------------------------------------------------------------
                  DIVERSIFIED FINANCIALS           31,500   Investor AB 'B'......................       445,020        0.2
                  -----------------------------------------------------------------------------------------------------
                  HOUSEHOLD DURABLES               24,000   Electrolux AB 'B'....................       604,662        0.3
                  -----------------------------------------------------------------------------------------------------
                  PAPER & FOREST PRODUCTS          21,500   Svenska Cellulosa AB (SCA) 'B'.......       637,862        0.3
                  -----------------------------------------------------------------------------------------------------
                                                            TOTAL INVESTMENTS IN SWEDEN               5,160,701        2.6
-----------------------------------------------------------------------------------------------------------------------------
SWITZERLAND       BANKS                             3,850   Credit Suisse Group (Registered
                                                              Shares)............................       765,549        0.4
                                                    3,000   UBS AG (Registered Shares)...........       810,454        0.4
                                                                                                   ------------      -----
                                                                                                      1,576,003        0.8
                  -----------------------------------------------------------------------------------------------------
                  ELECTRICAL EQUIPMENT              4,000   ABB Ltd.(d)..........................       489,414        0.2
                  -----------------------------------------------------------------------------------------------------
                  EQUITY BASKET                     2,700   MSCI Switzerland OPALS 'B'(f)........       928,233        0.5
                  -----------------------------------------------------------------------------------------------------
                  FOOD PRODUCTS                       565   Nestle SA (Registered Shares)........     1,035,437        0.5
                  -----------------------------------------------------------------------------------------------------
                  INSURANCE                           205   Schweizerische Rueckversicherungs-
                                                              Gesellschaft (Registered Shares)...       421,282        0.2
                                                      700   Zurich Allied AG.....................       399,321        0.2
                                                                                                   ------------      -----
                                                                                                        820,603        0.4
                  -----------------------------------------------------------------------------------------------------
                  PHARMACEUTICALS                   1,000   Novartis AG (Registered Shares)......     1,468,870        0.8
                                                      135   Roche Holding AG.....................     1,603,003        0.8
                                                                                                   ------------      -----
                                                                                                      3,071,873        1.6
                  -----------------------------------------------------------------------------------------------------
                  RETAILING                         6,500   Charles Voegele Holding AG(d)........     1,167,934        0.6
                  -----------------------------------------------------------------------------------------------------
                                                            TOTAL INVESTMENTS IN SWITZERLAND          9,089,497        4.6
-----------------------------------------------------------------------------------------------------------------------------
UNITED            AEROSPACE &                     122,000   British Aerospace PLC................       807,423        0.4
KINGDOM           DEFENSE                         177,000   Rolls-Royce PLC......................       611,427        0.3
                                                                                                   ------------      -----
                                                                                                      1,418,850        0.7
                  -----------------------------------------------------------------------------------------------------
                  APPLIANCES &                     99,000   Reckitt Benckiser PLC................       927,673        0.5
                  HOUSEHOLD PRODUCTS
                  -----------------------------------------------------------------------------------------------------
                  BANKS                            44,000   Alliance & Leicester PLC.............       569,974        0.3
                                                   29,000   Barclays PLC.........................       834,186        0.4
                                                  130,000   HSBC Holdings PLC....................     1,810,971        0.9
                                                    8,800   HSBC Holdings PLC (ADR)(a)...........       628,100        0.3
                                                   70,000   Lloyds TSB Group PLC.................       875,139        0.5
                                                   17,000   Standard Chartered PLC...............       263,712        0.1
                                                                                                   ------------      -----
                                                                                                      4,982,082        2.5
                  -----------------------------------------------------------------------------------------------------
                  BEVERAGES                        20,000   Bass PLC.............................       248,748        0.1
                                                   40,000   Diageo PLC...........................       321,549        0.2
                                                                                                   ------------      -----
                                                                                                        570,297        0.3
                  -----------------------------------------------------------------------------------------------------
                  CONSTRUCTION                     40,000   Blue Circle Industries PLC...........       232,283        0.1
                  MATERIALS                        40,000   RMC Group PLC........................       548,828        0.3
                                                                                                   ------------      -----
                                                                                                        781,111        0.4
                  -----------------------------------------------------------------------------------------------------
                  CONTAINERS & PACKAGING          150,000   Rexam PLC............................       605,325        0.3
                  -----------------------------------------------------------------------------------------------------
                  DIVERSIFIED FINANCIALS           21,000   Provident Financial PLC..............       237,287        0.1
                  -----------------------------------------------------------------------------------------------------
                  DIVERSIFIED                      64,000   British Telecommunications PLC.......     1,563,062        0.8
                  TELECOMMUNICATION                53,000   Cable & Wireless PLC.................       897,447        0.4
                                                                                                   ------------      -----
                  SERVICES
                                                                                                      2,460,509        1.2
                  -----------------------------------------------------------------------------------------------------
                  ELECTRIC UTILITIES               90,000   British Energy PLC...................       515,737        0.3
                                                   54,000   British Energy PLC
                                                              (Deferred Shares)..................             1        0.0
                                                                                                   ------------      -----
                                                                                                        515,738        0.3
                  -----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INTERNATIONAL EQUITY FOCUS FUND SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1999 (CONTINUED) (IN US DOLLARS)
--------------------------------------------------------------------------------

WESTERN
EUROPE                                         SHARES                                                             PERCENT OF
(CONCLUDED)       INDUSTRY                      HELD                     INVESTMENTS                  VALUE       NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------
UNITED            FOOD & DRUG RETAILING            65,000   Iceland Group PLC....................  $    261,258        0.1%
KINGDOM                                            80,000
                                                            Safeway PLC..........................       273,768        0.1
(CONCLUDED)                                       310,000
                                                            Tesco PLC............................       942,007        0.5
                                                                                                   ------------      -----
                                                                                                      1,477,033        0.7
                  -----------------------------------------------------------------------------------------------------
                  FOOD PRODUCTS                    90,000   Unilever PLC.........................       661,741        0.3
                  -----------------------------------------------------------------------------------------------------
                  HEALTH CARE EQUIPMENT &          90,000   Shanks & McEwan Group PLC............       338,498        0.2
                  SUPPLIES
                  -----------------------------------------------------------------------------------------------------
                  HOTELS/RESTAURANTS &             45,000   Compass Group PLC....................       617,432        0.3
                  LEISURE                         100,000   Hilton Group PLC.....................       320,015        0.2
                                                                                                   ------------      -----
                                                                                                        937,447        0.5
                  -----------------------------------------------------------------------------------------------------
                  INSURANCE                        32,000   Allied Zurich PLC....................       376,819        0.2
                                                   20,000   CGU PLC..............................       322,033        0.2
                                                   68,000   Prudential Corporation PLC...........     1,339,140        0.7
                                                  170,000   Royal & Sun Alliance Insurance Group
                                                              PLC................................     1,293,862        0.6
                                                                                                   ------------      -----
                                                                                                      3,331,854        1.7
                  -----------------------------------------------------------------------------------------------------
                  MARINE                           20,000   The Peninsular and Oriental Steam
                                                              Navigation Company.................       333,494        0.2
                  -----------------------------------------------------------------------------------------------------
                  MEDIA                            15,500   Pearson PLC..........................       501,403        0.3
                  -----------------------------------------------------------------------------------------------------
                  METALS & MINING                  60,000   Billiton PLC.........................       353,752        0.2
                  -----------------------------------------------------------------------------------------------------
                  MULTILINE RETAIL                 60,000   Kingfisher PLC.......................       665,373        0.3
                  -----------------------------------------------------------------------------------------------------
                  OIL & GAS                       367,500   BP Amoco PLC.........................     3,692,785        1.9
                                                   40,000   Enterprise Oil PLC...................       271,186        0.1
                                                  125,000   LASMO PLC............................       237,590        0.1
                                                                                                   ------------      -----
                                                                                                      4,201,561        2.1
                  -----------------------------------------------------------------------------------------------------
                  PAPER & FOREST PRODUCTS         100,000   Arjo Wiggins Appleton PLC............       363,195        0.2
                  -----------------------------------------------------------------------------------------------------
                  PHARMACEUTICALS                  14,100   AstraZeneca Group PLC................       584,482        0.3
                                                   30,000   Glaxo Wellcome PLC...................       847,455        0.4
                                                   87,500   SmithKline Beecham PLC...............     1,115,816        0.6
                                                                                                   ------------      -----
                                                                                                      2,547,753        1.3
                  -----------------------------------------------------------------------------------------------------
                  REAL ESTATE                      67,000   The British Land Company PLC.........       443,421        0.2
                                                   45,000   Canary Wharf Finance PLC(d)..........       279,660        0.1
                                                                                                   ------------      -----
                                                                                                        723,081        0.3
                  -----------------------------------------------------------------------------------------------------
                  SOFTWARE & SERVICES              52,000   Computacenter PLC....................       843,581        0.4
                  -----------------------------------------------------------------------------------------------------
                  SPECIALTY RETAIL                 13,500   Dixons Group PLC.....................       324,478        0.2
                  -----------------------------------------------------------------------------------------------------
                  WIRELESS                        215,000   Vodafone AirTouch PLC................     1,064,585        0.5
                  TELECOMMUNICATIONS
                  SERVICES
                  -----------------------------------------------------------------------------------------------------
                                                            TOTAL INVESTMENTS IN THE UNITED
                                                            KINGDOM                                  31,167,701       15.7
-----------------------------------------------------------------------------------------------------------------------------
                                                            TOTAL INVESTMENTS IN WESTERN EUROPE
                                                            (COST--$106,778,372)                    123,013,972       61.8
-----------------------------------------------------------------------------------------------------------------------------
LATIN
AMERICA
-----------------------------------------------------------------------------------------------------------------------------
ARGENTINA         DIVERSIFIED                       6,600   Telefonica de Argentina SA
                  TELECOMMUNICATION                           (ADR)(a)...........................       203,775        0.1
                  SERVICES
                  -----------------------------------------------------------------------------------------------------
                  EQUITY BASKET                     4,500   MSCI Argentina OPALS(f)..............       290,565        0.1
                  -----------------------------------------------------------------------------------------------------
                                                            TOTAL INVESTMENTS IN ARGENTINA              494,340        0.2
-----------------------------------------------------------------------------------------------------------------------------
BRAZIL            EQUITY BASKET                    38,600   MSCI Brazil OPALS(f).................     2,163,530        1.1
                  -----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INTERNATIONAL EQUITY FOCUS FUND SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1999 (CONTINUED) (IN US DOLLARS)
--------------------------------------------------------------------------------

LATIN
AMERICA                                        SHARES                                                             PERCENT OF
(CONCLUDED)       INDUSTRY                      HELD                     INVESTMENTS                  VALUE       NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------
BRAZIL            TELECOMMUNICATIONS                7,000   Telecomunicacoes Brasileiras SA-
(CONCLUDED)                                                   Telebras (Preferred Block)
                                                              (ADR)(a)...........................  $    899,500        0.5%
                  -----------------------------------------------------------------------------------------------------
                                                            TOTAL INVESTMENTS IN BRAZIL               3,063,030        1.6
-----------------------------------------------------------------------------------------------------------------------------
CHILE             CLOSED-END FUNDS                  6,900   Genesis Chile Fund...................       213,900        0.1
                  -----------------------------------------------------------------------------------------------------
                                                            TOTAL INVESTMENTS IN CHILE                  213,900        0.1
-----------------------------------------------------------------------------------------------------------------------------
MEXICO            DIVERSIFIED                       5,000   Telefonos de Mexico SA (ADR)(a)......       562,500        0.3
                  TELECOMMUNICATION
                  SERVICES
                  -----------------------------------------------------------------------------------------------------
                  FOREIGN BONDS                 1,538,000   Mexican Par Bond (Rights)(g).........            15        0.0
                  -----------------------------------------------------------------------------------------------------
                                                            TOTAL INVESTMENTS IN MEXICO                 562,515        0.3
-----------------------------------------------------------------------------------------------------------------------------
PERU              DIVERSIFIED                      13,200   Telefonica del Peru SAA (ADR)(a).....       176,550        0.1
                  TELECOMMUNICATION
                  SERVICES
                  -----------------------------------------------------------------------------------------------------
                                                            TOTAL INVESTMENTS IN PERU                   176,550        0.1
-----------------------------------------------------------------------------------------------------------------------------
                                                            TOTAL INVESTMENTS IN LATIN AMERICA
                                                            (COST -- $3,405,049)                      4,510,335        2.3
-----------------------------------------------------------------------------------------------------------------------------
SOUTH EAST ASIA
-----------------------------------------------------------------------------------------------------------------------------
INDIA             CLOSED-END FUNDS                  6,000   Indocam Himalayan Fund NV(d).........       138,900        0.1
                                                   15,500   Morgan Stanley Dean Witter India
                                                              Investment Fund(d).................       255,750        0.1
                  -----------------------------------------------------------------------------------------------------
                                                            TOTAL INVESTMENTS IN SOUTH EAST ASIA
                                                            (COST -- $265,813)                          394,650        0.2
-----------------------------------------------------------------------------------------------------------------------------
                                                FACE     SHORT-TERM
                                               AMOUNT    SECURITIES
-----------------------------------------------------------------------------------------------------------------------------
COMMERCIAL                                  US$ 3,645,000   General Motors Acceptance Corp., 5%
PAPER*                                                        due 1/03/2000......................     3,643,481        1.8
                  -----------------------------------------------------------------------------------------------------
                                                            TOTAL INVESTMENTS IN COMMERCIAL PAPER     3,643,481        1.8
-----------------------------------------------------------------------------------------------------------------------------
US GOVERNMENT OBLIGATIONS*                        750,000   US Treasury Bills, 5.04% due
                                                              3/09/2000(h).......................       742,755        0.4
                  -----------------------------------------------------------------------------------------------------
                                                            TOTAL INVESTMENTS IN US GOVERNMENT
                                                            OBLIGATIONS                                 742,755        0.4
-----------------------------------------------------------------------------------------------------------------------------
                                                            TOTAL INVESTMENTS IN SHORT-TERM
                                                            SECURITIES (COST -- $4,386,236)           4,386,236        2.2
-----------------------------------------------------------------------------------------------------------------------------
                                    NOMINAL VALUE COVERED  OPTIONS
                                     BY OPTIONS PURCHASED PURCHASED         ISSUE
-----------------------------------------------------------------------------------------------------------------------------
CALL OPTIONS PURCHASED                             34,650   DBS, expiring March 2000 at US$0.01..       567,914        0.3
                                                    2,208   Euro Stoxx 50, expiring February 2000
                                                              at US$4872.........................       401,495        0.2
                                                   39,900   OCBC, expiring March 2000 at
                                                              US$0.01............................       366,282        0.2
                                                   41,000   SIA, expiring March 2000 at US$0.01..       464,940        0.2
                                                   43,050   UOB, expiring March 2000 at US$0.01..       379,701        0.2
                                                                                                   ------------      -----
                                                                                                      2,180,332        1.1
-----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INTERNATIONAL EQUITY FOCUS FUND SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1999 (CONCLUDED) (IN US DOLLARS)
--------------------------------------------------------------------------------

    OPTIONS
   PURCHASED               NOMINAL VALUE COVERED                                                                  PERCENT OF
  (CONCLUDED)              BY OPTIONS PURCHASED                             ISSUE                     VALUE       NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------
PUT OPTIONS PURCHASED                               1,033   CAC, expiring February 2000
                                                              at US$4923.........................  $     20,594        0.0%
-----------------------------------------------------------------------------------------------------------------------------
                                                            TOTAL OPTIONS PURCHASED (PREMIUMS
                                                              PAID--$1,146,268)..................     2,200,926        1.1
-----------------------------------------------------------------------------------------------------------------------------
                                                            TOTAL INVESTMENTS
                                                              (COST--$163,610,451)...............   198,790,830       99.9
                                                            UNREALIZED APPRECIATION ON INTEREST
                                                              RATE SWAPS.........................        31,931        0.0
                                                            VARIATION MARGIN ON FINANCIAL FUTURES
                                                              CONTRACTS**........................         2,272        0.0
                                                            UNREALIZED DEPRECIATION ON FORWARD
                                                              FOREIGN EXCHANGE CONTRACTS***......      (111,550)       0.0
                                                            OTHER ASSETS LESS LIABILITIES........       205,860        0.1
                                                                                                   ------------      -----
                                                            NET ASSETS...........................  $198,919,343      100.0%
                                                                                                   ============      =====
-----------------------------------------------------------------------------------------------------------------------------

(a) American Depositary Receipts (ADR).

(b) Global Depositary Receipts (GDR).

(c) Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.

(d) Non-income producing security.

(e) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

(f) Optimized Portfolio As Listed Securities (OPALS) are investments that are exchange quoted and provide an equivalent investment exposure to that of the specific Morgan Stanley Capital International (MSCI) country index.

(g) The rights may be exercised until 6/30/2003.

(h) Security held as collateral in connection with open financial futures contracts.

(i) Receipts evidence payment by the Fund of 61% of the purchase price of common stock of Telstra Corporation Limited. The Fund is obligated to pay the remaining 39%, approximately $68,000, over the next year.

* Commercial Paper and certain US Government Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Fund.

** Financial futures contracts purchased as of December 31, 1999 were as follows:

------------------------------------------------------------------------------
NUMBER OF                                         EXPIRATION
CONTRACTS          ISSUE            EXCHANGE         DATE           VALUE
------------------------------------------------------------------------------
   51           Taiwan MSCI         Simex        January 2000    $1,997,670
    5              IBEX35            MEFF        January 2000       591,109
------------------------------------------------------------------------------
TOTAL FINANCIAL FUTURES CONTRACTS PURCHASED (TOTAL CONTRACT
PRICE--$2,391,538)                                               $2,588,779
                                                                 ==========
------------------------------------------------------------------------------
Financial futures contracts sold as of December 31, 1999 were as follows:
------------------------------------------------------------------------------
NUMBER OF                                        EXPIRATION
CONTRACTS        ISSUE            EXCHANGE         DATE           VALUE
------------------------------------------------------------------------------
    5             MIB--30            FIB          March 2000     $1,091,814
------------------------------------------------------------------------------
TOTAL FINANCIAL FUTURES CONTRACTS SOLD (TOTAL CONTRACT
PRICE--$998,566)                                                 $1,091,814
                                                                 ==========
------------------------------------------------------------------------------

*** Forward foreign exchange contracts as of December 31, 1999 were as follows:

------------------------------------------------------------------
FOREIGN CURRENCY             EXPIRATION                UNREALIZED
PURCHASED                       DATE                  DEPRECIATION
------------------------------------------------------------------
Y    920,700,000           February 2000               $ (11,735)
------------------------------------------------------------------
(US$ COMMITMENT--$9,070,266)                             (11,735)
                                                       ---------
------------------------------------------------------------------
FOREIGN CURRENCY SOLD
------------------------------------------------------------------
Y    2,628,276,000         February 2000               $ (99,815)
------------------------------------------------------------------
(US$ COMMITMENT--$25,759,118)                            (99,815)
                                                       ---------
------------------------------------------------------------------
UNREALIZED DEPRECIATION ON FORWARD FOREIGN
EXCHANGE CONTRACTS--NET                                $(111,550)
                                                       =========
------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INTERNATIONAL EQUITY FOCUS FUND STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 1999
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (identified cost--$162,464,183).......               $196,589,904
Options purchased, at value (cost--$1,146,268)..............                  2,200,926
Unrealized appreciation on interest rate swaps..............                     31,931
Cash........................................................                      1,527
Foreign cash................................................                  2,565,646
Receivables:
  Dividends.................................................  $  305,100
  Interest..................................................      14,473
  Variation margin..........................................       2,272
  Capital shares sold.......................................         195        322,040
                                                              ----------
Prepaid expenses and other assets...........................                     11,732
                                                                           ------------
Total assets................................................                201,723,706
                                                                           ------------
---------------------------------------------------------------------------------------
LIABILITIES:
Unrealized depreciation on forward foreign exchange
  contracts.................................................                    111,550
Payables:
  Securities purchased......................................   2,157,707
  Capital shares redeemed...................................     183,923
  Investment adviser........................................     136,848
  Options...................................................       2,171
  Interest rate swap contracts..............................       1,501      2,482,150
                                                              ----------
Accrued expenses and other liabilities......................                    210,663
                                                                           ------------
Total liabilities...........................................                  2,804,363
                                                                           ------------
---------------------------------------------------------------------------------------
NET ASSETS..................................................               $198,919,343
                                                                           ============
---------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class A Shares of Common Stock, $.10 par value, 100,000,000
  shares authorized+........................................               $  1,421,680
Paid-in capital in excess of par............................                166,370,389
Accumulated distributions in excess of investment
  income--net...............................................                   (473,147)
Accumulated distributions in excess of realized capital
  gains on investments and foreign currency
  transactions--net.........................................                 (3,598,231)
Unrealized appreciation on investments and foreign currency
  transactions--net.........................................                 35,198,652
                                                                           ------------
NET ASSETS..................................................               $198,919,343
                                                                           ============
---------------------------------------------------------------------------------------
NET ASSET VALUE:
Class A--Based on net assets of $198,919,343 and 14,216,797
  shares outstanding........................................               $      13.99
                                                                           ============
---------------------------------------------------------------------------------------

+ The Fund is authorized to issue 100,000,000 Class B Shares.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INTERNATIONAL EQUITY FOCUS FUND STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 1999
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends (net of $320,208 foreign withholding tax).........                $ 2,814,196
Interest and discount earned................................                    665,072
Other income................................................                    662,477
                                                                            -----------
Total income................................................                  4,141,745
                                                                            -----------
---------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees....................................  $ 1,360,388
Custodian fees..............................................      113,056
Interest rate swap expense..................................       58,894
Accounting services.........................................       49,201
Professional fees...........................................       27,246
Pricing services............................................       24,523
Printing and shareholder reports............................       23,447
Transfer agent fees.........................................        5,005
Directors' fees and expenses................................        4,208
Other.......................................................        8,982
                                                              -----------
Total expenses..............................................                  1,674,950
                                                                            -----------
Investment income--net......................................                  2,466,795
                                                                            -----------
---------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS & FOREIGN
  CURRENCY TRANSACTIONS--NET:
Realized gain (loss) from:
  Investments--net..........................................   28,171,192
  Foreign currency transactions--net........................     (408,876)   27,762,316
                                                              -----------
Change in unrealized appreciation/depreciation on:
  Investments--net..........................................   28,164,927
  Foreign currency transactions--net........................       25,107    28,190,034
                                                              -----------   -----------
Net realized and unrealized gain on investments and foreign
  currency transactions.....................................                 55,952,350
                                                                            -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........                $58,419,145
                                                                            ===========
---------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INTERNATIONAL EQUITY FOCUS FUND STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                         FOR THE
                                                                       YEAR ENDED
                                                                      DECEMBER 31,
                                                              -----------------------------
             INCREASE (DECREASE) IN NET ASSETS:                   1999            1998
-------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................  $  2,466,795    $   6,431,295
Realized gain (loss) on investments and foreign currency
  transactions--net.........................................    27,762,316      (25,283,812)
Change in unrealized appreciation/depreciation on
  investments and foreign currency transactions--net........    28,190,034       53,994,815
                                                              ------------    -------------
Net increase in net assets resulting from operations........    58,419,145       35,142,298
                                                              ------------    -------------
-------------------------------------------------------------------------------------------
DIVIDENDS & DISTRIBUTIONS TO SHAREHOLDERS:
Investment income--net:
  Class A...................................................    (9,348,952)      (3,758,390)
In excess of investment income--net:
  Class A...................................................      (211,899)              --
Realized gain on investments--net:
  Class A...................................................            --       (1,207,095)
In excess of realized gain on investments--net:
  Class A...................................................            --      (30,361,238)
                                                              ------------    -------------
Net decrease in net assets resulting from dividends and
  distributions to shareholders.............................    (9,560,851)     (35,326,723)
                                                              ------------    -------------
-------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Net decrease in net assets derived from capital share
  transactions..............................................   (43,395,754)    (231,581,631)
                                                              ------------    -------------
-------------------------------------------------------------------------------------------
NET ASSETS:
Total increase (decrease) in net assets.....................     5,462,540     (231,766,056)
Beginning of year...........................................   193,456,803      425,222,859
                                                              ------------    -------------
End of year*................................................  $198,919,343    $ 193,456,803
                                                              ============    =============
-------------------------------------------------------------------------------------------
* Undistributed (accumulated distributions in excess of)
  investment income--net....................................  $   (473,147)   $   6,882,157
                                                              ============    =============
-------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INTERNATIONAL EQUITY FOCUS FUND FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

THE FOLLOWING PER SHARE DATA AND RATIOS HAVE
BEEN DERIVED FROM INFORMATION PROVIDED IN THE                                      CLASS A
FINANCIAL STATEMENTS.                                 -----------------------------------------------------------------
                                                                       FOR THE YEAR ENDED DECEMBER 31,
                                                      -----------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:                  1999+        1998+       1997+       1996+          1995
-----------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year..............        $  10.68     $  10.80    $  11.63    $  11.06      $  10.90
                                                        --------     --------    --------    --------      --------
Investment income--net..........................             .16          .21         .20         .23           .20
Realized and unrealized gain (loss) on
  investments and foreign currency
  transactions--net.............................            3.71          .56        (.71)        .49           .37
                                                        --------     --------    --------    --------      --------
Total from investment operations................            3.87          .77        (.51)        .72           .57
                                                        --------     --------    --------    --------      --------
Less dividends and distributions:
  Investment income--net........................            (.55)        (.09)       (.23)       (.15)         (.01)
  In excess of investment income--net...........            (.01)          --          --          --            --
  Realized gain on investments--net.............              --         (.03)       (.09)         --          (.17)
  In excess of realized gain on
    investments--net............................              --         (.77)         --          --          (.23)
                                                        --------     --------    --------    --------      --------
Total dividends and distributions...............            (.56)        (.89)       (.32)       (.15)         (.41)
                                                        --------     --------    --------    --------      --------
Net asset value, end of year....................        $  13.99     $  10.68    $  10.80    $  11.63      $  11.06
                                                        ========     ========    ========    ========      ========
-----------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:*
Based on net asset value per share..............          37.63%        7.80%      (4.55%)      6.62%         5.48%
                                                        ========     ========    ========    ========      ========
-----------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses........................................            .92%         .89%        .90%        .89%          .89%
                                                        ========     ========    ========    ========      ========
Investment income--net..........................           1.36%        2.03%       1.69%       1.96%         1.95%
                                                        ========     ========    ========    ========      ========
-----------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of year (in thousands)..........        $198,919     $193,457    $425,223    $349,080      $265,602
                                                        ========     ========    ========    ========      ========
Portfolio turnover..............................         154.72%      126.23%     127.96%      49.87%       100.02%
                                                        ========     ========    ========    ========      ========
-----------------------------------------------------------------------------------------------------------------------

   * Total investment returns exclude insurance-related fees and expenses.

   + Based on average shares outstanding.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INTERNATIONAL EQUITY FOCUS FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 18 separate funds. Each fund offers two classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Class A and Class B Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class and Class B Shares bear certain expenses related to the distribution of such shares. International Equity Focus Fund (the "Fund") is classified as "diversified," as defined in the Investment Company Act of 1940. The Fund's financial statements are prepared in accordance with generally accepted accounting principles, which may require the use of management accruals and estimates. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the closing bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. Portfolio securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Futures contracts are valued at the settlement price at the close of the applicable exchange. Short-term securities are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company.

  (b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts.

- Interest rate swaps--The Fund is authorized to enter into equity swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified equity security, basket of equity securities or equity index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different equity security, basket of equity securities or equity index. Swap agreements may be used to obtain exposure to an equity or market without owning or taking physical custody of securities in circumstances in which direct investment is restricted by local law or is otherwise impractical.

- Options--The Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid or received is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

  Written and purchased options are non-income producing investments.

- Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the

--------------------------------------------------------------------------------

purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

- Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

  (c) Foreign currency transactions--Trans-actions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets and liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

  (d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

  (e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

  (f) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Distributions in excess of net investment income are due primarily to differing tax treatments for post-October losses. Distributions in excess of realized capital gains are due primarily to differing tax treatments for futures and foreign currency transactions.

  (g) Reclassification--Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, current year's permanent book/tax differences of $261,248 have been reclassified between accumulated net realized capital losses and accumulated distributions in excess of net investment income. These reclassifications have no effect on net assets or net asset value per share.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner.

  MLAM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the funds. For such services, the Fund pays a monthly fee at the annual rate of .75% of the average daily value of the Fund's net assets.

  MLAM and Merrill Lynch Life Agency, Inc. ("MLLA") have entered into an agreement that limits the operating expenses paid by the Fund, exclusive of any distribution fees imposed on Class B Shares, to 1.25% of its average daily net assets. Any such expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by MLAM which, in turn, will be reimbursed by MLLA.

  For the year ended December 31, 1999, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., earned $20,149 in commissions on the execution of portfolio security transactions.

--------------------------------------------------------------------------------

  For the year ended December 31, 1999, Merrill Lynch Security Pricing Service, an affiliate of MLPF&S, earned $50 for providing security price quotations to compute the Fund's net asset value.

  Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.
  Merrill Lynch Funds Distributor, a division of Princeton Funds Distributor, Inc. ("PFD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc., is the Fund's distributor.

  Accounting services are provided to the Fund by MLAM at cost.
  Certain officers and/or directors of the Company are officers and/or directors of MLAM, PSI, FDS, PFD, and/or ML & Co.

3.  INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 1999 were $267,892,358 and $315,781,290, respectively.

  Net realized gains (losses) for the year ended December 31, 1999 and net unrealized gains (losses) as of December 31, 1999 were as follows:

---------------------------------------------------------------------
                                         Realized        Unrealized
                                      Gains (Losses)   Gains (Losses)
---------------------------------------------------------------------
Investments:
 Long-term..........................   $ 27,462,862     $ 34,125,721
 Short-term.........................           (146)              --
 Financial futures contracts........        460,758          103,993
 Interest rate swaps................         80,435           31,931
 Options written....................        211,793               --
 Options purchased..................        (44,510)       1,054,658
                                       ------------     ------------
Total investments...................     28,171,192       35,316,303
                                       ------------     ------------
Currency transactions:
 Options written....................         71,600               --
 Options purchased..................        (71,600)              --
 Foreign currency transactions......       (155,088)          (6,101)
 Forward foreign exchange
   contracts........................       (253,788)        (111,550)
                                       ------------     ------------
Total currency transactions.........       (408,876)        (117,651)
                                       ------------     ------------
Total...............................   $ 27,762,316     $ 35,198,652
                                       ============     ============
---------------------------------------------------------------------

   The Fund has entered into the following equity swaps as of December 31, 1999:

--------------------------------------------------
                                              Interest Paid
                                           --------------------
Notional                                   Current
Amount                  Return Received     Rate        Type      Expiration
--------------------------------------------------                   Date
$ 616,612              Price return+        7.97%    Variable*     5/02/2000
----------------------------------------------------------------------------

 + Hang Seng China Affiliated Corporations Index.

 * 3-month US$ LIBOR plus 1.50% at reset date.

  Transactions in options written for the year ended December 31, 1999, were as follows:

---------------------------------------------------------------
                                 Nominal Value
                                  Covered by         Premiums
Call Options Written            Written Options      Received
---------------------------------------------------------------
Outstanding call options
 written, beginning of year...     8,000,000       $     71,600
Options written...............           850            107,045
Options closed................          (850)          (107,045)
Options expired...............    (8,000,000)           (71,600)
                                  ----------       ------------
Outstanding call options
 written, end of year.........            --       $         --
                                  ==========       ============
---------------------------------------------------------------

---------------------------------------------------------------
                                 Nominal Value
                                  Covered by         Premiums
Put Options Written             Written Options      Received
---------------------------------------------------------------
Outstanding put options
 written, beginning of year...            --                 --
Options written...............           850       $    120,442
Options closed................          (850)          (120,442)
                                  ----------       ------------
Outstanding put options
 written, end of year.........            --       $         --
                                  ==========       ============
---------------------------------------------------------------

  At December 31, 1999, net unrealized appreciation for Federal income tax purposes aggregated $34,222,834, of which $40,774,295 related to appreciated securities and $6,551,461 related to depreciated securities. At December 31, 1999, the aggregate cost of investments, for Federal income tax purposes was $164,567,996.

4.  CAPITAL SHARE TRANSACTIONS:

Transactions in capital shares were as follows:

-----------------------------------------------------------------
Class A Shares for the Year Ended                      Dollar
December 31, 1999                      Shares          Amount
-----------------------------------------------------------------
Shares sold........................    2,232,377    $  24,152,546
Shares issued to shareholders in
 reinvestment of dividends.........      863,539        9,560,851
                                     -----------    -------------
Total issued.......................    3,095,916       33,713,397
Shares redeemed....................   (6,990,543)     (77,109,151)
                                     -----------    -------------
Net decrease.......................   (3,894,627)   $ (43,395,754)
                                     ===========    =============
-----------------------------------------------------------------

-----------------------------------------------------------------
Class A Shares for the Year Ended                      Dollar
December 31, 1998                      Shares          Amount
-----------------------------------------------------------------
Shares sold........................    3,679,012    $  38,581,146
Shares issued to shareholders in
 reinvestment of dividends and
 distributions.....................    3,547,854       35,326,722
                                     -----------    -------------
Total issued.......................    7,226,866       73,907,868
Shares redeemed....................  (28,489,652)    (305,489,499)
                                     -----------    -------------
Net decrease.......................  (21,262,786)   $(231,581,631)
                                     ===========    =============
-----------------------------------------------------------------

5.  CAPITAL LOSS CARRYFORWARD:

At December 31, 1999, the Fund had a net capital loss carryforward of approximately $2,760,000, all of which expires in 2006. This amount will be available to offset like amounts of any future taxable gains.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INTERNATIONAL EQUITY FOCUS FUND INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

THE BOARD OF DIRECTORS AND SHAREHOLDERS,
INTERNATIONAL EQUITY FOCUS FUND OF
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of International Equity Focus Fund of Merrill Lynch Variable Series Funds, Inc. as of December 31, 1999, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1999 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of International Equity Focus Fund of Merrill Lynch Variable Series Funds, Inc. as of December 31, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
February 10, 2000

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--NATURAL RESOURCES FOCUS FUND
DECEMBER 31, 1999--ANNUAL REPORT
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

FISCAL YEAR IN REVIEW

  During the 12 months ended December 31, 1999, the Fund's Class A Shares had a total return of +26.77%. The Fund outperformed the +24.60% total return of the unmanaged Morgan Stanley Capital International (MSCI) Natural Resource Fund Index. Additionally, the Fund's Class A Shares' total return exceeded the +25.65% return of the Lipper Natural Resources Fund Group average and the +24.67% return for the Lipper Natural Resources Annuity Group average.

  We continued to follow a strategy of identifying commodity sectors with rising capacity utilization trends and selecting attractively valued companies within favored sectors. Early in 1999, we identified favorable trends in North American natural gas markets, as well as selected paper and forest products. We overweighted these sectors in the Fund, largely at the expense of the chemical sector, where rising energy feedstock costs and excess capacity were expected to result in margin pressures for chemical producers. This strategy generated favorable absolute and relative returns for the Fund through October 1999, as many natural gas and paper stocks delivered dramatic double-digit returns. The chemical sector, suffering from our forecast of margins pressures and earnings disappointments, lagged almost all other commodity groups.

  The Fund's performance stagnated during the fourth quarter of 1999, despite generally rising commodity prices. While selected paper stocks continued to deliver strong relative and absolute performance, we surrendered significant gains in our natural gas holdings as the winter heating season started with temperatures averaging 25% warmer than normal. This unseasonably warm start to winter was even greater than the record warm start to the 1998--1999 heating season, and resulted in the Fund falling sharply from the strong gains it delivered during the first ten months of 1999. However, the fundamental outlook for energy stocks remains favorable, and we intend to maintain the Fund's exposure to oil, oil service and natural gas leveraged companies. OPEC has continued to maintain solid compliance with its production quotas set in March 1999. This is leading to a rapid fall in global inventories, as economic activity remains robust in the United States and continues to recover in Asia. With oil prices currently above $25 per barrel, profits from oil and gas production are likely to post strong earnings gains. We also believe that refining margins have the potential to recover, as global gasoline and heating oil inventories are reduced. However, it is likely that this recovery will be slower since surplus capacity constructed in Asia in recent years needs to be absorbed by rising consumption in the region. Nonetheless, as the large surplus supplies continue to be reduced, gasoline prices have the potential to rally during the upcoming summer driving season. Petrochemical prices have also shown strength in 2000; however, we remain concerned that further gains may be muted by the construction of new petrochemical plants in Canada and the Middle East.

  The valuation of energy sector stocks remains highly attractive when compared to historic relative benchmarks. Large-capitalization stocks are trading at near record low relative price/ earnings and dividend yields. In addition, we believe that earnings will likely recover in the oil service sector, as drilling expenditures resume following a release of budget constraints set during last year's oil price weakness, and as recently merged energy companies turn to their core businesses following consolidation and restructuring activities. Finally, North American natural gas producers continue to have a favorable supply and demand outlook, provided normal weather patterns return. North American natural gas storage continues to run below year ago levels, so normal withdrawal rates for the remainder of the year could drive gas prices back to the $2.50 per thousand cubic feet range that prevailed last year. However, we will be monitoring demand and supply factors closely in this sector.

  We also sold all of the Fund's gold holdings by the end of 1999. This had a generally favorable impact on Fund performance, as gold stocks have continued to languish in the current benign inflation environment, and from ongoing sales from various central banks. While we believe that there is the potential for commodity inflation to accelerate in 2000, we believe that other commodity investments may offer a better inflation hedge than gold. Gold's failure to exhibit its defensive characteristics during the recent periods of economic uncertainty and unrest has dimmed its investment appeal, in our view.

  We continue to maintain a relatively high exposure to the paper and forest products industry. Positive supply and demand fundamentals continued to exert themselves in several forest and paper products, and price

--------------------------------------------------------------------------------

increases have been announced across several products. The industry continues to maintain capital spending discipline, and we believe that there is the potential for further consolidation among companies in this sector. We are inclined to continue our overweighting of paper and forest product stocks, although we did sell some of our holdings to companies leveraged to lumber production. While housing starts remain strong, we are concerned that higher interest rates may slow the pace of new home construction. Therefore, we sold our long-term holdings in Riverside Forest Products Ltd. and Slocan Forest Products Ltd.

  In the metals/mining sector, we continued to hold a neutral weighting relative to the MSCI Natural Resource Index during the year. Alcoa Inc. was the best performer in this sector, with a total return exceeding 100% during the year. Good gains were also achieved in Fund holdings M.I.M. Holdings Limited and WMC Limited in Australia. While we expect these stocks to continue to perform well in sympathy with strong global economic growth, we continue to fear that idled capacity could return to global markets should metal prices continue to rally.

INVESTMENT OUTLOOK

  Should the trend in improving global economic conditions persist, we believe that the Fund could continue to enjoy positive investment results in the first year of the new millennium. The energy and forest products sectors continue to show the best supply and demand fundamentals, so we are maintaining our concentrations in these sectors. However, we have been marginally increasing our oil service exposure, as these stocks appear to have stronger earnings growth profiles as we progress to the second half of the year. We continue to be confident that our investment focus on companies subject to improving supply and demand conditions will generate strong relative and absolute returns. While the unseasonably warm start to winter surrendered some of the year's strong gains, we believe that valuations of resource sector stocks are compelling at current levels and continue to be optimistic that resource investments will deliver a positive contribution to a diversified investment portfolio.

IN CONCLUSION

  We appreciate your investment in Natural Resources Focus Fund of Merrill Lynch Variable Series Funds, Inc., and we look forward to sharing our investment outlook and strategies with you in our next report to shareholders.

Sincerely,

/s/ Terry K. Glenn
Terry K. Glenn
President and Director

/s/ Robert M. Shearer
Robert M. Shearer
Senior Vice President and Portfolio Manager

February 7, 2000

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--NATURAL RESOURCES FOCUS FUND
TOTAL RETURN BASED ON A $10,000 INVESTMENT--CLASS A SHARES
--------------------------------------------------------------------------------
[NATURAL RESOURCES FOCUS FUND GRAPH]

A line graph depicting the growth of an investment in the Fund's Class A Shares compared to growth of an investment in the Standard & Poor's Industrials Index, the Lipper Natural Resources Average and the Consumer Price Index. Beginning and ending values are:

                                                   12/89           12/99
Natural Resources Focus Fund+--
Class A Shares*                                   $10,000         $12,970
Standard & Poor's Industrials
Index++                                           $10,000         $56,772
Lipper Natural Resources
Average+++                                        $10,000         $18,073
Consumer Price Index++++                          $10,000         $13,354

*Assuming transaction costs and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses.
+Natural Resources Focus Fund invests primarily in a portfolio of equity securities of domestic and foreign companies with substantial natural resource assets.
++This unmanaged Index measures the pattern of movements of the common stocks of 400 large industrial companies and their weighting by capitalization.
+++This unmanaged Index is comprised of all US mutual funds classified by Lipper Analytical Services as natural resource-related funds.
++++This unmanaged Index is the most widely used Index of price changes over time and is designed to measure changes in the typical market basket of purchases by urban consumers.
Past performance is not predictive of future performance.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--NATURAL RESOURCES FOCUS FUND
AVERAGE ANNUAL TOTAL RETURN--CLASS A SHARES
--------------------------------------------------------------------------------

PERIOD COVERED                                                % RETURN
----------------------------------------------------------------------
Year Ended 12/31/99                                           +26.77%
----------------------------------------------------------------------
Five Years Ended 12/31/99                                     + 3.74
----------------------------------------------------------------------
Ten Years Ended 12/31/99                                      + 2.64
----------------------------------------------------------------------

MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--NATURAL RESOURCES FOCUS FUND
RECENT PERFORMANCE RESULTS*
--------------------------------------------------------------------------------

                                                                6 MONTH         12 MONTH
                                                              TOTAL RETURN    TOTAL RETURN
------------------------------------------------------------------------------------------
Class A Shares                                                   +0.78%          +26.77%
------------------------------------------------------------------------------------------

* Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--NATURAL RESOURCES FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1999
--------------------------------------------------------------------------------

                               SHARES                                                                       PERCENT OF
          INDUSTRY              HELD                          COMMON STOCKS                      VALUE      NET ASSETS
----------------------------------------------------------------------------------------------------------------------
ALUMINUM                          2,978      Alcoa Inc. ....................................  $   247,174       1.7%
----------------------------------------------------------------------------------------------------------------------
CANADIAN INDEPENDENTS            10,800      Alberta Energy Company Ltd. ...................      335,473       2.3
                                 15,000      Anderson Exploration Ltd. .....................      178,608       1.2
                                 19,800      +Baytex Energy Ltd. ...........................      120,273       0.8
                                 28,000      +Canadian Hunter Exploration Ltd. .............      459,032       3.1
                                  6,500      +Canadian Natural Resources Ltd. ..............      158,159       1.1
                                 11,800      Canadian Occidental Petroleum Ltd. ............      232,139       1.6
                                  8,509      +Northrock Resources Ltd. .....................       56,386       0.4
                                 12,200      +Rio Alto Exploration Ltd. ....................      171,795       1.2
                                  8,000      +Talisman Energy Inc. .........................      203,769       1.4
                                                                                              -----------     -----
                                                                                                1,915,634      13.1
----------------------------------------------------------------------------------------------------------------------
CHEMICALS                         4,800      Air Products and Chemicals, Inc. ..............      161,100       1.1
----------------------------------------------------------------------------------------------------------------------
COAL                              4,000      CONSOL Energy Inc. ............................       40,500       0.3
----------------------------------------------------------------------------------------------------------------------
DIVERSIFIED RESOURCES             3,900      Ashland Inc. ..................................      128,456       0.9
COMPANIES                         8,800      +UCAR International Inc. ......................      156,750       1.1
                                                                                              -----------     -----
                                                                                                  285,206       2.0
----------------------------------------------------------------------------------------------------------------------
INTEGRATED OIL COMPANIES          3,000      Amerada Hess Corporation.......................      170,250       1.2
                                  5,400      Chevron Corporation............................      467,775       3.2
                                  3,100      Conoco Inc. (Class A)..........................       76,725       0.5
                                  5,400      Conoco Inc. (Class B)..........................      134,325       0.9
                                  4,300      ENI SpA (ADR)*.................................      237,037       1.6
                                  5,800      Exxon Mobil Corporation........................      467,262       3.2
                                  6,800      Murphy Oil Corporation.........................      390,150       2.7
                                  1,600      Phillips Petroleum Company.....................       75,200       0.5
                                  2,900      Royal Dutch Petroleum Company (NY Registered
                                               Shares)......................................      175,269       1.2
                                  1,800      +Stone Energy Corporation......................       64,125       0.5
                                  6,800      USX-Marathon Group.............................      167,875       1.2
                                                                                              -----------     -----
                                                                                                2,425,993      16.7
----------------------------------------------------------------------------------------------------------------------
METALS & MINING                 215,200      M.I.M. Holdings Limited........................      220,862       1.5
                                 13,700      Noranda, Inc. .................................      183,461       1.3
                                  1,500      Phelps Dodge Corporation.......................      100,687       0.7
                                 14,750      +Stillwater Mining Company.....................      470,156       3.2
                                 44,300      WMC Limited....................................      243,255       1.7
                                 26,300      +Zimbabwe Platinum Mines Limited...............       12,035       0.1
                                                                                              -----------     -----
                                                                                                1,230,456       8.5
----------------------------------------------------------------------------------------------------------------------
OIL & GAS PRODUCERS               5,700      Anadarko Petroleum Corporation.................      194,513       1.3
                                  9,000      Apache Corporation.............................      332,438       2.3
                                  4,500      +Barrett Resources Corporation.................      132,469       0.9
                                  3,912      Burlington Resources Inc. .....................      129,341       0.9
                                  4,400      Cabot Oil & Gas Corporation (Class A)..........       70,675       0.5
                                  4,350      +Chieftain International, Inc. ................       75,038       0.5
                                 10,625      Devon Energy Corporation.......................      349,297       2.4
                                 18,100      EOG Resources, Inc. ...........................      317,881       2.2
                                  3,466      Kerr-McGee Corporation.........................      214,892       1.5
                                 14,300      Paramount Resources Ltd. ......................      167,806       1.1
                                 23,800      +Quicksilver Resources Inc. ...................      104,125       0.7
                                  2,900      Texaco Inc. ...................................      157,506       1.1
                                  6,800      Unocal Corporation.............................      228,225       1.6
                                  5,900      Vastar Resources, Inc. ........................      348,100       2.4
                                                                                              -----------     -----
                                                                                                2,822,306      19.4
----------------------------------------------------------------------------------------------------------------------
OIL SERVICES                      6,600      +BJ Services Company...........................      275,963       1.9
                                  5,400      Baker Hughes Incorporated......................      113,738       0.8
                                  4,200      Coflexip SA (ADR)*.............................      157,500       1.1
                                  4,700      +Cooper Cameron Corporation....................      230,006       1.6
                                  6,900      Ensign Resource Service Group, Inc. ...........      159,557       1.1
                                  6,200      Helmerich & Payne, Inc. .......................      135,238       0.9
                                  4,900      McDermott International, Inc. .................       44,406       0.3
                                  6,800      +Noble Drilling Corporation....................      222,700       1.6
                                 10,000      Precision Drilling Corporation.................      255,401       1.8
                                  7,800      +R&B Falcon Corporation........................      103,350       0.7

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--NATURAL RESOURCES FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1999 (CONCLUDED)
--------------------------------------------------------------------------------

                               SHARES                                                                       PERCENT OF
          INDUSTRY              HELD                          COMMON STOCKS                      VALUE      NET ASSETS
----------------------------------------------------------------------------------------------------------------------
OIL SERVICES                      8,200      +Stolt Comex Seaway, SA........................  $    90,200       0.6%
(CONCLUDED)                       4,100      +Stolt Comex Seaway, SA (ADR)*.................       45,100       0.3
                                  5,900      +Weatherford International, Inc. ..............      235,631       1.6
                                                                                              -----------     -----
                                                                                                2,068,790      14.3
----------------------------------------------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS          19,000      Abitibi-Consolidated Inc. .....................      221,647       1.5
                                  5,766      Aracruz Celulose SA (ADR)*.....................      151,357       1.0
                                 17,300      Canfor Corporation.............................      201,815       1.4
                                 56,100      Smurfit Jefferson Group PLC....................      167,983       1.2
                                  6,980      +Smurfit-Stone Container Corporation...........      170,574       1.2
                                 27,500      +St. Laurent Paperboard Inc. ..................      365,414       2.5
                                 31,800      +Tembec Inc. 'A'...............................      353,406       2.4
                                                                                              -----------     -----
                                                                                                1,632,196      11.2
----------------------------------------------------------------------------------------------------------------------
PIPELINES                         4,500      The Coastal Corporation........................      159,469       1.1
                                  5,300      Equitable Resources, Inc. .....................      176,888       1.2
                                                                                              -----------     -----
                                                                                                  336,357       2.3
----------------------------------------------------------------------------------------------------------------------
REFINING                          3,700      Sunoco, Inc. ..................................       86,950       0.6
----------------------------------------------------------------------------------------------------------------------
STEEL                            26,000      The LTV Corporation............................      107,250       0.7
----------------------------------------------------------------------------------------------------------------------
                                             TOTAL COMMON STOCKS (COST--$12,300,322)           13,359,912      91.9
----------------------------------------------------------------------------------------------------------------------
                                FACE
                               AMOUNT                     SHORT-TERM SECURITIES
----------------------------------------------------------------------------------------------------------------------

US GOVERNMENT AGENCY
OBLIGATIONS**                 $1,184,000     Federal Home Loan Banks, 1.50% due 1/03/2000...    1,183,852       8.2
----------------------------------------------------------------------------------------------------------------------
                                             TOTAL SHORT-TERM SECURITIES (COST--$1,183,852)     1,183,852       8.2
----------------------------------------------------------------------------------------------------------------------
                                             TOTAL INVESTMENTS (COST--$13,484,174)..........   14,543,764     100.1
                                             LIABILITIES IN EXCESS OF OTHER ASSETS..........       (8,461)     (0.1)
                                                                                              -----------     -----
                                             NET ASSETS.....................................  $14,535,303     100.0%
                                                                                              ===========     =====
----------------------------------------------------------------------------------------------------------------------

* American Depositary Receipts (ADR).

** US Government Agency Obligations are traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Fund.

+ Non-income producing security.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--NATURAL RESOURCES FOCUS FUND STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 1999
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (identified cost--$13,484,174)........              $14,543,764
Dividends receivable........................................                   12,771
Prepaid expenses and other assets...........................                    1,170
                                                                          -----------
Total assets................................................               14,557,705
                                                                          -----------
--------------------------------------------------------------------------------------
LIABILITIES:
Payables:
  Investment adviser........................................  $  8,740
  Capital shares redeemed...................................     2,617         11,357
                                                              --------
Accrued expenses and other liabilities......................                   11,045
                                                                          -----------
Total liabilities...........................................                   22,402
                                                                          -----------
--------------------------------------------------------------------------------------
NET ASSETS..................................................              $14,535,303
                                                                          ===========
--------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class A Shares of Common Stock, $.10 par value, 100,000,000
  shares authorized+........................................              $   153,372
Paid-in capital in excess of par............................               17,441,744
Accumulated realized capital losses on investments and
  foreign currency transactions--net........................               (1,810,614)
Accumulated distributions in excess of realized capital
  gains on investments and foreign currency
  transactions--net.........................................               (2,308,824)
Unrealized appreciation on investments and foreign currency
  transactions--net.........................................                1,059,625
                                                                          -----------
NET ASSETS..................................................              $14,535,303
                                                                          ===========
--------------------------------------------------------------------------------------
NET ASSET VALUE:
Class A--Based on net assets of $14,535,303 and 1,533,716
  shares outstanding........................................              $      9.48
                                                                          ===========
--------------------------------------------------------------------------------------

   + The Fund is also authorized to issue 100,000,000 Class B Shares.

     See Notes to Financial Statements.

     ---------------------------------------------------------------------------
     MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--NATURAL RESOURCES FOCUS FUND STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 1999
 -------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends (net of $12,600 foreign withholding tax)..........                $   230,754
Interest and discount earned................................                     22,041
                                                                            -----------
Total income................................................                    252,795
                                                                            -----------
---------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees....................................  $    99,600
Custodian fees..............................................       17,682
Professional fees...........................................        9,890
Transfer agent fees.........................................        5,010
Accounting services.........................................        3,125
Printing and shareholder reports............................        2,035
Pricing services............................................        1,660
Directors' fees and expenses................................          331
Other.......................................................          647
                                                              -----------
Total expenses..............................................                    139,980
                                                                            -----------
Investment income--net......................................                    112,815
                                                                            -----------
---------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS & FOREIGN
  CURRENCY TRANSACTIONS--NET:
Realized loss from:
  Investments--net..........................................   (1,810,175)
  Foreign currency transactions--net........................       (3,876)   (1,814,051)
                                                              -----------
Change in unrealized appreciation/depreciation on:
  Investments--net..........................................    5,296,166
  Foreign currency transactions--net........................         (264)    5,295,902
                                                              -----------   -----------
Net realized and unrealized gain on investments and foreign
  currency transactions.....................................                  3,481,851
                                                                            -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........                $ 3,594,666
                                                                            ===========
---------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--NATURAL RESOURCES FOCUS FUND STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                  FOR THE YEAR ENDED
                                                                     DECEMBER 31,
                                                              ---------------------------
             INCREASE (DECREASE) IN NET ASSETS:                  1999            1998
-----------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................  $   112,815    $    282,701
Realized loss on investments and foreign currency
  transactions--net.........................................   (1,814,051)     (2,061,246)
Change in unrealized appreciation/depreciation on
  investments and foreign currency transactions--net........    5,295,902      (1,338,941)
                                                              -----------    ------------
Net increase (decrease) in net assets resulting from
  operations................................................    3,594,666      (3,117,486)
                                                              -----------    ------------
-----------------------------------------------------------------------------------------
DIVIDENDS & DISTRIBUTIONS TO SHAREHOLDERS:
Investment income--net:
  Class A...................................................     (341,600)       (450,433)
Realized gain on investments--net:
  Class A...................................................           --      (1,396,020)
In excess of realized gain on investments--net:
  Class A...................................................           --      (2,282,798)
                                                              -----------    ------------
Net decrease in net assets resulting from dividends and
  distributions to shareholders.............................     (341,600)     (4,129,251)
                                                              -----------    ------------
-----------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Net decrease in net assets derived from capital share
  transactions..............................................   (4,257,841)     (4,192,551)
                                                              -----------    ------------
-----------------------------------------------------------------------------------------
NET ASSETS:
Total decrease in net assets................................   (1,004,775)    (11,439,288)
Beginning of year...........................................   15,540,078      26,979,366
                                                              -----------    ------------
End of year*................................................  $14,535,303    $ 15,540,078
                                                              ===========    ============
-----------------------------------------------------------------------------------------
* Undistributed investment income--net......................  $        --    $    231,997
                                                              ===========    ============
-----------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--NATURAL RESOURCES FOCUS FUND FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

THE FOLLOWING PER SHARE DATA AND RATIOS HAVE
BEEN DERIVED FROM INFORMATION PROVIDED IN THE                                          CLASS A
FINANCIAL STATEMENTS.                                            ---------------------------------------------------
                                                                           FOR THE YEAR ENDED DECEMBER 31,
                                                                 ---------------------------------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:                           1999+      1998+      1997       1996       1995
--------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year.........................      $  7.65    $ 10.66    $ 13.12    $ 11.95    $ 10.82
                                                                 -------    -------    -------    -------    -------
Investment income--net.....................................          .07        .12        .14        .18        .20
Realized and unrealized gain (loss) on investments and
  foreign currency transactions--net.......................         1.95      (1.50)     (1.68)      1.40       1.15
                                                                 -------    -------    -------    -------    -------
Total from investment operations...........................         2.02      (1.38)     (1.54)      1.58       1.35
                                                                 -------    -------    -------    -------    -------
Less dividends and distributions:
  Investment income--net...................................         (.19)      (.18)      (.06)      (.20)      (.19)
  Realized gain on investments--net........................           --       (.55)      (.86)      (.21)      (.03)
  In excess of realized gain on investments--net...........           --       (.90)        --         --         --
                                                                 -------    -------    -------    -------    -------
Total dividends and distributions..........................         (.19)     (1.63)      (.92)      (.41)      (.22)
                                                                 -------    -------    -------    -------    -------
Net asset value, end of year...............................      $  9.48    $  7.65    $ 10.66    $ 13.12    $ 11.95
                                                                 =======    =======    =======    =======    =======
--------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:*
Based on net asset value per share.........................       26.77%    (15.30%)   (12.52%)    13.52%     12.65%
                                                                 =======    =======    =======    =======    =======
--------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses...................................................         .91%       .88%       .81%       .78%       .78%
                                                                 =======    =======    =======    =======    =======
Investment income--net.....................................         .74%      1.36%       .99%      1.43%      1.75%
                                                                 =======    =======    =======    =======    =======
--------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of year (in thousands).....................      $14,535    $15,540    $26,979    $45,197    $43,102
                                                                 =======    =======    =======    =======    =======
Portfolio turnover.........................................       60.83%     29.65%     20.93%     31.11%     30.15%
                                                                 =======    =======    =======    =======    =======
--------------------------------------------------------------------------------------------------------------------

   * Total investment returns exclude insurance-related fees and expenses.

        + Based on average shares outstanding.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--NATURAL RESOURCES FOCUS FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 18 separate funds. Each fund offers two classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Class A and Class B Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class and Class B Shares bear certain expenses related to the distribution of such shares. Natural Resources Focus Fund (the "Fund") is classified as "non-diversified," as defined in the Investment Company Act of 1940. The Fund's financial statements are prepared in accordance with generally accepted accounting principles, which may require the use of management accruals and estimates. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the closing bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. Portfolio securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Futures contracts are valued at the settlement price at the close of the applicable exchange. Short-term investments are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company.

  (b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts.

- Options--The Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

  Written and purchased options are non-income producing investments.

- Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a

--------------------------------------------------------------------------------

realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

- Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

  (c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets and liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

  (d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

  (e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

  (f) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for post-October losses.

  (g) Reclassification--Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, current year's permanent book/tax differences of $3,437 have been reclassified between undistributed net investment income and accumulated net realized capital losses and $225 has been reclassified between paid-in capital in excess of par and undistributed net investment income. These reclassifications have no effect on net assets or net asset value per share.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner.

  MLAM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the funds. For such services, the Fund pays a monthly fee at the annual rate of .65% of the average daily value of the Fund's net assets.

  MLAM and Merrill Lynch Life Agency, Inc. ("MLLA") have entered into an agreement that limits the operating expenses paid by the Fund, exclusive of any distribution fees imposed on Class B Shares, to 1.25% of its average daily net assets. Any such expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by MLAM which, in turn, will be reimbursed by MLLA.

  For the year ended December 31, 1999, Merrill Lynch, Pierce, Fenner & Smith Incorporated, a subsidiary of ML & Co., earned $5,366 in commissions on the execution of portfolio security transactions

  Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  Merrill Lynch Funds Distributor, a division of Princeton Funds Distributor, Inc. ("PFD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc., is the Fund's distributor.

  Accounting services are provided to the Fund by MLAM at cost.

  Certain officers and/or directors of the Company are officers and/or directors of MLAM, PSI, FDS, PFD, and/or ML & Co.

--------------------------------------------------------------------------------

3. INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 1999 were $8,851,415 and $12,397,380, respectively.

  Net realized losses for the year ended December 31, 1999 and net unrealized gains as of December 31, 1999 were as follows:

------------------------------------------------------------------
                                          Realized     Unrealized
                                           Losses         Gains
------------------------------------------------------------------
Long-term investments..................  $(1,810,175)  $ 1,059,590
Foreign currency transactions..........       (3,876)           35
                                         -----------   -----------
Total..................................  $(1,814,051)  $ 1,059,625
                                         ===========   ===========
------------------------------------------------------------------

  At December 31, 1999, net unrealized appreciation for Federal income tax purposes aggregated $1,054,349, of which $2,014,979 related to appreciated securities and $960,630 related to depreciated securities. At December 31, 1999, the aggregate cost of investments for Federal income tax purposes was $13,489,415.

4. CAPITAL SHARE TRANSACTIONS:

  Transactions in capital shares were as follows:

-----------------------------------------------------------------
Class A Shares for the Year Ended                       Dollar
December 31, 1999                          Shares       Amount
-----------------------------------------------------------------
Shares sold.............................    16,215    $   147,005
Shares issued to shareholders in
 reinvestment of dividends..............    42,468        341,600
                                          --------    -----------
Total issued............................    58,683        488,605
Shares redeemed.........................  (555,904)    (4,746,446)
                                          --------    -----------
Net decrease............................  (497,221)   $(4,257,841)
                                          ========    ===========
-----------------------------------------------------------------

-----------------------------------------------------------------
Class A Shares for the Year Ended                       Dollar
December 31, 1998                          Shares       Amount
-----------------------------------------------------------------
Shares sold.............................    15,178    $   129,809
Shares issued to shareholders in
 reinvestment of dividends and
 distributions..........................   456,271      4,129,251
                                          --------    -----------
Total issued............................   471,449      4,259,060
Shares redeemed.........................  (971,059)    (8,451,611)
                                          --------    -----------
Net decrease............................  (499,610)   $(4,192,551)
                                          ========    ===========
-----------------------------------------------------------------

5. CAPITAL LOSS CARRYFORWARD:

At December 31, 1999, the Fund had a net capital loss carryforward of approximately $4,114,000, of which $1,939,000 expires in 2006 and $2,175,000 expires in 2007. This amount will be available to offset like amounts of any future taxable gains.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--NATURAL RESOURCES FOCUS FUND INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------
THE BOARD OF DIRECTORS AND SHAREHOLDERS,
NATURAL RESOURCES FOCUS FUND OF
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Natural Resources Focus Fund of Merrill Lynch Variable Series Funds, Inc. as of December 31, 1999, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1999 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Natural Resources Focus Fund of Merrill Lynch Variable Series Funds, Inc. as of December 31, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
February 10, 2000

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--PRIME BOND FUND
DECEMBER 31, 1999--ANNUAL REPORT
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

FISCAL YEAR IN REVIEW

  For the 12 months ended December 31, 1999, the Fund's Class A Shares had a total return of -2.35% compared to a total return of -1.89% for the unmanaged Merrill Lynch Corporate Master Index and an average total return of -1.96% for the Lipper Corporate A Rated Annuity Group. Overall, Fund performance benefited from the Fund's 35% allocation to corporate bonds rated BBB/Baa by the major rating agencies. However, Fund performance was negatively impacted as a result of its holdings in two bonds, Frontier Corp. and Flowers Industries Inc. With respect to Frontier Corp., this company was acquired by Global Crossing in 1999. Although well-known, Global Crossing had a non-investment grade rating on their bonds, which caused Frontier's investment-grade rated bonds to suffer spread widening and price erosion. Flowers Industries, which makes Mrs. Smith's pies and Keebler cookies, was hurt by manufacturing problems that arose when the company implemented a new automation process. As a result, market share suffered and profitability was negatively impacted. In both cases, we believe that these bonds can recover during the coming year since both companies possess strong business models.

THE ENVIRONMENT

  During the six-month period ended December 31, 1999, the fixed-income markets remained very volatile as interest rates continued to trend higher. Investor expectations that the Federal Reserve Board would move to tighten monetary policy in the face of strong economic growth around the world, led to the rise in Treasury yields. Although inflationary pressures were relatively well contained, the Federal Reserve Board raised interest rates 0.75% during the period in response to significant improvements in productivity, the growth of gross domestic product (GDP) and the correlating effect it has had on the labor market. This shift in monetary policy served to reverse the accommodative policy that was implemented during the financial crises of 1998.

  Despite second quarter GDP growth of 1.8%, the US economy continued to move forward at a strong pace, as highlighted by the strong rebound in third quarter GDP to 5.7%. Consumer spending continued to lead the way, although recent reports related to housing and auto purchases are beginning to show the effect of higher interest rates. Consumers continued to benefit from low unemployment rates and the wealth effect generated from a strong stock market, although much of the gains have been limited to only a few sectors with performance in many of the established industries lagging. Overseas, Asian countries at the heart of the crises in 1998 continue to recover. This global recovery has, at times, led to fears of a rekindling of inflation. Commodities, such as copper, plywood and other building materials, and chemicals gained in price. More importantly, the price of oil surged, spurred on mainly by an agreement by the Organization of Petroleum Exporting Countries to limit production, but also on expectations of increased demand by recovering economies. Wage inflation continued to be of concern given the level of unemployment that the economy has achieved. However, inflation as measured by both the producer price index and consumer price index remains well within acceptable levels, for the most part, with productivity measurements still extremely favorable. Beyond the gain in interest rates, the market environment was still being influenced by a flight from quality. This is in stark reversal of the flight to quality trades we saw in the third quarter of 1998.

  On the corporate bond front, by mid-year underwriting activity increased significantly as issuers sought to get their funding programs in before the final quarter of 1999. Corporate yield spreads relative to US Treasury securities widened across all sectors during the period from May through September. With respect to sector performance, Yankee or foreign issues outperformed the domestic issues, and bonds rated BBB outperformed those rated A or better on both a price and total return basis. However, since late September, corporate yield spreads tightened following a sooner-than-expected drop in new underwriting activity. Furthermore, investors began to pump new money into the investment-grade sector, given the higher yields and strong relative value attributes.

PORTFOLIO MATTERS

  The Fund's investment strategy remained somewhat conservative given the outlook for higher interest rates and wider yield spreads. From a duration perspective, we continued to maintain a duration that was modestly short (0.15 year-0.25 year) as compared to the benchmark Merrill Lynch Corporate Master Index. Initially, it was our strategy to bring

--------------------------------------------------------------------------------

duration closer to the Index when yields would climb closer to the high end of the expected range. By early August, we began to reallocate a portion of assets away from securities with a spread to US Treasury issues and into cash and Treasury securities, in preparation for year-end liquidity needs. Initially, we shifted approximately 10% of the Fund into this sector, although improved fundamentals within the investment-grade market prompted a partial reallocation back into high-grade, large benchmark issues. By period-end, we reduced the Fund's allocation to cash and Treasury issues down to the 5% area.

  With respect to the Fund's corporate holdings, we remained committed to the bigger, more liquid issues as well as those issues with higher coupons. As part of our liquidity strategy, we attempted to consolidate industry holdings into the benchmark issues. Although this comes at modest yield concessions, we believed this was the prudent course of action given the uncertainty surrounding the Year 2000. Given the increased supply and higher interest rate environment, many of the new corporate transactions were done at larger-than-anticipated yield spread concessions in order to attract investors. In view of the temporary supply factor and wider spreads, we believed corporate bonds possessed some very attractive long-term relative value attributes. Accordingly, during the final quarter of 1999, we continued to redirect excess assets back to corporate bonds in an effort to seek to enhance current income.

  With respect to security-specific issues, we held an overweighted position in electric utilities, finance companies, cable and media entities, retailers, energy-related issuers, airlines and defense contractors and information technology entities for most of the period. During the latter part of the period, we began to reduce the Fund's holdings in defense issues, high-end retailers, airlines and real estate investment trusts. On the other hand, we concentrated on adding to positions in domestic banks, supermarkets, railroads and metals/mining companies. We also continued to underweight property and casualty insurers and health care companies.

INVESTMENT OUTLOOK

  Going forward, we have formulated an investment strategy based on our belief that the long-term trend will be toward lower interest rates and a flatter yield curve as the economy slows during the second half of 2000. With respect to corporate bonds, we are looking for yield spread relationships to exhibit further improvement as we proceed through the first quarter of 2000. However, in the near term, the Treasury market will remain under pressure as the Federal Reserve Board is likely to move short-term interest rates higher in the coming months.

IN CONCLUSION

  We appreciate your investment in Prime Bond Fund of Merrill Lynch Variable Series Funds, Inc., and we look forward to sharing our investment outlook and strategies with you in our next report to shareholders.

Sincerely,

/s/ Terry K. Glenn
Terry K. Glenn
President and Director

/s/ Christopher G. Ayoub
Christopher G. Ayoub
Senior Vice President and Portfolio Manager

February 7, 2000

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--PRIME BOND FUND
TOTAL RETURN BASED ON A $10,000 INVESTMENT--CLASS A SHARES
--------------------------------------------------------------------------------

A line graph depicting the growth of an investment in the Fund's Class A Shares compared to growth of an investment in the Merrill Lynch Corporate Master Index. Beginning and ending values are:

                                                   12/89        12/99
Prime Bond Fund+--
Class A Shares*                                   $10,000      $20,044
Merrill Lynch Corporate
Master Index++                                    $10,000      $22,277

*Assuming transaction costs and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses.
+Prime Bond Fund invests primarily in long-term corporate bonds rated A or better by either Standard & Poor's Corp. or Moody's Investors Service, Inc. ++This unmanaged broad-based Index is comprised of all industrialized bonds rated BBB3 or higher, of all maturities.
Past performance is not predictive of future performance.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--PRIME BOND FUND
AVERAGE ANNUAL TOTAL RETURN--CLASS A SHARES
--------------------------------------------------------------------------------
PERIOD COVERED                                                          % RETURN
--------------------------------------------------------------------------------
Year Ended 12/31/99                                                       -2.35%
--------------------------------------------------------------------------------
Five Years Ended 12/31/99                                                  +7.04
--------------------------------------------------------------------------------
Ten Years Ended 12/31/99                                                   +7.20
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--PRIME BOND FUND
RECENT PERFORMANCE RESULTS*
--------------------------------------------------------------------------------

                                                                6 MONTH         12 MONTH
                                                              TOTAL RETURN    TOTAL RETURN
------------------------------------------------------------------------------------------
Class A Shares                                                   +0.13%          -2.35%

--------------------------------------------------------------------------------

* Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Insurance-related fees and expenses are not reflected in these returns.

Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--PRIME BOND FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1999
--------------------------------------------------------------------------------

                             S&P     MOODY'S      FACE
        INDUSTRY           RATINGS   RATINGS     AMOUNT                    CORPORATE BONDS & NOTES                VALUE
---------------------------------------------------------------------------------------------------------------------------
ASSET-BACKED                AAA       Aaa      $ 3,000,000      Aames Mortgage Trust, 5.912%
SECURITIES+--7.7%                                                 due 9/15/2028(a)...........................  $  2,959,350
                            NR*       Aaa        5,000,000      Bear Stearns Commercial Mortgage Securities,
                                                                  1999-WF2-A2, 7.08%
                                                                  due 6/15/2009..............................     4,880,009
                            NR*       Baa2       6,000,000      Bistro Trust 1998-1000, 6.58%
                                                                  due 3/26/2001(b)...........................     5,823,960
                            BB        Aaa        5,000,000      FUNCM 1999-C2-C1-A2, 6.645%
                                                                  due 4/15/2009..............................     4,724,550
                            AAA       Aaa        5,762,591      Federal Home Loan Mortgage Corporation, 6.30%
                                                                  due 5/15/2026..............................     5,469,143
                            A         A3         6,000,000      First Dominion Funding I, 6.254%
                                                                  due 7/10/2013(a)(b)........................     5,664,375
                            AAA       Aaa        5,500,000      IMC Home Equity Loan Trust, 6.36%
                                                                  due 8/20/2022(a)...........................     5,409,745
                            AAA       Aaa        3,000,000      Nationslink Funding Corporation, 6.476%
                                                                  due 7/20/2008(a)...........................     2,814,271
                            AAA       Aaa        4,000,000      Saxon Asset Securities Trust Series 1999-3,
                                                                  7.55% due 10/25/2026.......................     3,987,320
                                                                                                               ------------
                                                                                                                 41,732,723
---------------------------------------------------------------------------------------------------------------------------
BANKS & THRIFTS--8.3%                                           Bank of New York Co., Inc.:
                            A         A2         4,000,000      7.625% due 7/15/2002.........................     4,053,080
                            A         A2         2,000,000      7.875% due 11/15/2002........................     2,040,060
                            A         Aa3          500,000      Boatman's Bancshares, 9.25% due 11/01/2001...       518,145
                            A         A1         1,000,000      Chase Manhattan Corporation, 7% due
                                                                  11/15/2009.................................       962,150
                            A+        A1         2,000,000      First Interstate, 11.25%
                                                                  due 3/27/2001..............................     2,107,160
                            A-        A2         3,500,000      Firstar Bank NA, 7.125%
                                                                  due 12/01/2009.............................     3,387,860
                            BBB+      a2         8,000,000      Fleet Capital Trust II, 7.92%
                                                                  due 12/11/2026.............................     7,359,120
                            BBB+      A3         3,000,000      Great Western Bank, 9.875%
                                                                  due 6/15/2001..............................     3,110,100
                            A-        a1         1,000,000      HSBC Americas Capital Trust, 7.808%
                                                                  due 12/15/2026(b)..........................       883,281
                            A         A2         3,000,000      HSBC Americas Inc., 7%
                                                                  due 11/01/2006.............................     2,891,070
                            A-        A2         1,750,000      Key Bank NA, 7.55%
                                                                  due 9/15/2006..............................     1,745,607
                            A-        a2         3,000,000      Mellon Capital II, 7.995%
                                                                  due 1/15/2027..............................     2,842,230
                                                                Merita Bank Ltd.:
                            A-        A2         1,500,000      6.50% due 1/15/2006..........................     1,418,505
                            A-        A2         2,500,000      6.50% due 4/01/2009..........................     2,282,450
                            A-        A2         2,000,000      National City Corp., 5.75%
                                                                  due 2/01/2009..............................     1,749,880
                            A         Aa3        5,000,000      NationsBank Corp., 6.50%
                                                                  due 8/15/2003..............................     4,891,300
                            BBB-      Baa3       3,000,000      Providian National Bank, 6.65%
                                                                  due 2/01/2004..............................     2,832,300
                                                                                                               ------------
                                                                                                                 45,074,298
---------------------------------------------------------------------------------------------------------------------------
FINANCE--12.0%              AA-       Aa3        7,000,000      Associates Corporation NA, 6.25%
                                                                  due 11/01/2008.............................     6,456,660
                            A-        a1         6,100,000      CIT Capital Trust I, 7.70%
                                                                  due 2/15/2027..............................     5,500,126
                            BBB+      Baa1       2,500,000      Comdisco Inc., 6%
                                                                  due 1/30/2002..............................     2,423,125
                            AA-       Aa3        4,350,000      Commercial Credit Co., 10%
                                                                  due 5/15/2009..............................     5,060,485
                                                                Ford Motor Company:
                            A+        A1         2,000,000      7.45% due 7/16/2031..........................     1,924,080
                            A+        A1         2,000,000      8.90% due 1/15/2032..........................     2,250,880
                                                                Ford Motor Credit Co.:
                            A+        A1         3,000,000      8.20% due 2/15/2002..........................     3,068,400
                            A+        A1         7,000,000      6.55% due 9/10/2002..........................     6,909,350
                            A+        A1         2,500,000      7.75% due 3/15/2005..........................     2,546,150
                            A+        A1         6,500,000      7.375% due 10/28/2009........................     6,417,125
                            AAA       Aaa        3,245,000      General Electric Capital Corp., 8.125%
                                                                due 5/15/2012................................     3,419,354
                                                                General Motors Acceptance Corp.:
                            A         A2         2,000,000      6.85% due 6/17/2004..........................     1,971,080
                            A         A2         3,000,000      5.85% due 1/14/2009..........................     2,650,380

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--PRIME BOND FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1999 (CONTINUED)
--------------------------------------------------------------------------------

                             S&P     MOODY'S      FACE
        INDUSTRY           RATINGS   RATINGS     AMOUNT                    CORPORATE BONDS & NOTES                VALUE
---------------------------------------------------------------------------------------------------------------------------
FINANCE                     A         A2       $ 4,000,000      General Motors Corporation, 8.80%
(CONCLUDED)                                                       due 3/01/2021..............................  $  4,399,040
                            A         A2         1,500,000      Household Finance Corporation, 6%
                                                                  due 5/01/2004..............................     1,413,390
                            A+        A1         3,000,000      Newcourt Credit Group, 6.875%
                                                                  due 2/16/2005..............................     2,938,860
                            A+        Aa3        6,000,000      Norwest Corp., 6.50%
                                                                  due 6/01/2005..............................     5,769,900
                                                                                                               ------------
                                                                                                                 65,118,385
---------------------------------------------------------------------------------------------------------------------------
FINANCE--OTHER--                                                Bear Stearns Companies, Inc.:
10.6%                       A         A2         4,250,000      6.75% due 4/15/2003..........................     4,163,470
                            A         A2         3,000,000      7.625% due 12/07/2009........................     2,945,760
                            A         aa3        2,000,000      Citigroup Capital II, 7.75%
                                                                  due 12/01/2036.............................     1,822,360
                            AA-       Aa2        1,000,000      Citigroup Inc., 9.50%
                                                                  due 3/01/2002..............................     1,048,320
                            BBB+      Baa3       4,000,000      Conseco Inc., 9%
                                                                  due 10/15/2006.............................     4,122,000
                            A-        A3         4,500,000      Donaldson, Lufkin & Jenrette Inc., 6.875%
                                                                  due 11/01/2005.............................     4,349,970
                            BBB+      Baa1       2,500,000      Duke-Weeks Realty LP, 7.75%
                                                                  due 11/15/2009.............................     2,425,850
                            BBB+      A3         1,000,000      ERP Operating LP, 7.125%
                                                                  due 10/15/2017.............................       872,900
                            A+        A2         1,500,000      Equitable Life Assurance Society of the US,
                                                                  7.70% due 12/01/2015(b)....................     1,467,364
                            AAA       Aaa        1,600,000      Florida Windstorm Underwriters, 7.125%
                                                                  due 2/25/2019(b)...........................     1,468,389
                                                                Lehman Brothers Holdings, Inc.:
                            A         A3         4,000,000      7% due 5/15/2003.............................     3,946,720
                            A         A3         1,000,000      7.125% due 9/15/2003.........................       983,800
                            A         A3         1,000,000      6.625% due 2/05/2006.........................       944,760
                            A         A3         1,500,000      6.625% due 2/15/2008.........................     1,391,730
                            BBB       Baa3       1,000,000      Mack-Cali Realty LP, 7.25%
                                                                  due 3/15/2009..............................       927,830
                                                                Morgan Stanley Group:
                            A+        Aa3        3,500,000      8.875% due 10/15/2001........................     3,605,525
                            A+        Aa3          500,000      6.125% due 10/01/2003........................       481,180
                                                                Paine Webber Group Inc.:
                            BBB+      Baa1       3,000,000      9.25% due 12/15/2001.........................     3,103,710
                            BBB+      Baa1       2,000,000      8.875% due 3/15/2005.........................     2,098,900
                            A+        A2         4,500,000      Prudential Insurance Co., 6.375% due
                                                                  7/23/2006(b)...............................     4,195,733
                                                                Salomon Smith Barney Holdings, Inc.:
                            A         Aa3        2,000,000      5.875% due 2/01/2001.........................     1,979,620
                            A         Aa3        2,000,000      6.625% due 11/15/2003........................     1,957,060
                            BBB+      Baa1       4,000,000      Simon Debartolo LP, 6.75%
                                                                  due 6/15/2005..............................     3,720,800
                            BBB       Baa2       3,200,000      Spieker Properties LP, 7.35%
                                                                  due 12/01/2017.............................     2,828,480
                            BBB       Baa3       1,000,000      Susa Partnership LP, 7.45%
                                                                  due 7/01/2018..............................       853,980
                                                                                                               ------------
                                                                                                                 57,706,211
---------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL--CONSUMER        A+        A1         5,000,000      Anheuser-Busch Companies Inc., 7.375% due
GOODS--3.3%                                                       7/01/2023..................................     4,624,650
                            BBB-      Ba1        4,000,000      Flowers Industries Inc., 7.15%
                                                                  due 4/15/2028..............................     2,768,920
                            A+        A1         3,500,000      Hershey Foods Co., 8.80%
                                                                  due 2/15/2021..............................     3,754,415
                            A         A1         3,000,000      PepsiCo, Inc., 5.75%
                                                                  due 1/02/2003..............................     2,886,360
                            A         A2         4,000,000      Phillip Morris Companies, Inc., 9%
                                                                  due 1/01/2001..............................     4,055,200
                                                                                                               ------------
                                                                                                                 18,089,545
---------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL--                                                    Amerada Hess Corporation:
ENERGY--7.0%                BBB       Baa1       1,500,000      7.375% due 10/01/2009........................     1,463,865
                            BBB       Baa1       2,000,000      7.875% due 10/01/2029........................     1,950,600
                            BBB+      Baa1       5,385,000      Apache Corporation, 7%
                                                                  due 2/01/2018..............................     4,891,626
                            AA+       Aa1        2,000,000      BP America Inc., 9.375%
                                                                  due 11/01/2000.............................     2,043,960
                            A-        A3         5,000,000      Burlington Resources, 7.375%
                                                                  due 3/01/2029..............................     4,678,050

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--PRIME BOND FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1999 (CONTINUED)
--------------------------------------------------------------------------------

                             S&P     MOODY'S      FACE
        INDUSTRY           RATINGS   RATINGS     AMOUNT                    CORPORATE BONDS & NOTES                VALUE
---------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL--ENERGY          BBB       Baa2     $ 2,500,000      Coastal Corp., 6.375%
(CONCLUDED)                                                       due 2/01/2009..............................  $  2,274,575
                            A-        A3         3,000,000      Conoco Inc., 6.95%
                                                                  due 4/15/2029..............................     2,706,120
                            AA-       Aa3        3,000,000      Dresser Industries, Inc., 7.60%
                                                                  due 8/15/2096..............................     2,862,570
                            BBB       Baa2       5,000,000      El Paso Energy Corporation, 6.75%
                                                                  due 5/15/2009..............................     4,668,000
                            BBB+      Baa2       2,000,000      Enron Corp., 6.625%
                                                                  due 11/15/2005.............................     1,908,000
                            A-        A3         2,000,000      Murphy Oil Corporation, 7.05%
                                                                  due 5/01/2029..............................     1,797,540
                            BBB       Baa3       2,000,000      Occidental Petroleum Corp. (MOPPRS), 6.40%
                                                                  due 4/01/2013(a)...........................     1,928,280
                            BBB-      Baa2       5,000,000      Williams Companies, Inc., 7.625%
                                                                  due 7/15/2019..............................     4,804,700
                                                                                                               ------------
                                                                                                                 37,977,886
---------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL--                A         A2         3,500,000      AlliedSignal Inc., 6.20%
MANUFACTURING--4.9%                                               due 2/01/2008..............................     3,226,125
                            A+        A1         2,000,000      DaimlerChrysler NA Holdings, 7.20%
                                                                  due 9/01/2009..............................     1,964,480
                            BBB-      Baa3       4,500,000      Equistar Chemicals LP, 8.75%
                                                                  due 2/15/2009..............................     4,446,990
                            NR*       NR*        3,000,000      Jones Apparel Group, 7.875%
                                                                  due 6/15/2006..............................     2,912,679
                            BBB-      Baa3       2,500,000      Martin Marietta Corp., 6.50%
                                                                  due 4/15/2003..............................     2,398,925
                            A         A1         2,500,000      PPG Industries Inc., 7.05%
                                                                  due 8/15/2009..............................     2,433,800
                            BBB+      Baa1       2,000,000      Sun Microsystems Inc., 7.50%
                                                                  due 8/15/2006..............................     1,995,820
                            BBB       Baa2       2,000,000      Union Carbide Corp., 6.25%
                                                                  due 6/15/2003..............................     1,935,820
                            A+        A2         5,000,000      United Tech Corp., 7.50%
                                                                  due 9/15/2029..............................     4,886,500
                            A         A2           700,000      Xerox Corporation, 6.25%
                                                                  due 11/15/2026.............................       671,748
                                                                                                               ------------
                                                                                                                 26,872,887
---------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL--OTHER--0.1%     BBB-      Baa3         500,000      Northrop-Grumman Corp., 8.625%
                                                                  due 10/15/2004.............................       516,615
---------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL--                A         A2         4,000,000      Carnival Corp., 7.70%
SERVICES--11.7%                                                   due 7/15/2004..............................     4,037,760
                                                                Comcast Cable Communications:
                            BBB       Baa2       3,000,000      6.20% due 11/15/2008.........................     2,713,080
                            BBB       Baa2       2,000,000      8.875% due 5/01/2017.........................     2,166,940
                            BBB+      Baa1       8,000,000      Computer Associates International, 6.25%
                                                                  due 4/15/2003..............................     7,642,000
                                                                Dillard's Inc.:
                            BBB       Baa1       3,000,000      9.125% due 8/01/2011.........................     3,137,850
                            BBB       Baa1       1,500,000      7.85% due 10/01/2012.........................     1,420,050
                            A         A2         1,628,553      +Disney Custom Repackaged Asset Vehicle-403,
                                                                  6.85%
                                                                  due 1/10/2007(b)...........................     1,598,425
                            BBB-      Baa3       5,500,000      Fred Meyer Inc., 7.45%
                                                                  due 3/01/2008..............................     5,355,900
                            A-        A3         1,500,000      Hertz Corporation, 7.625%
                                                                  due 8/15/2007..............................     1,499,820
                            AAA       Aaa        3,000,000      Johnson & Johnson, 8.72%
                                                                  due 11/01/2024.............................     3,282,900
                            BBB-      Baa3       4,500,000      J Seagrams & Sons, 7%
                                                                  due 4/15/2008..............................     4,277,700
                            A+        A1           615,000      May Department Stores Co., 8.30%
                                                                due 7/15/2026................................       609,059
                            A         A2         4,000,000      Nordstrom, Inc., 6.95%
                                                                  due 3/15/2028..............................     3,534,280
                            A-        A3         7,000,000      Sears Roebuck Acceptance Corp., 6.82%
                                                                  due 10/17/2002.............................     6,845,930
                            AA-       A2         2,500,000      TCI Communications Inc., 8.75%
                                                                  due 8/01/2015..............................     2,727,425
                            BBB       Baa2       4,000,000      Time Warner Entertainment Co., 8.375%
                                                                  due 3/15/2023..............................     4,158,920

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--PRIME BOND FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1999 (CONTINUED)
--------------------------------------------------------------------------------

                             S&P     MOODY'S      FACE
        INDUSTRY           RATINGS   RATINGS     AMOUNT                    CORPORATE BONDS & NOTES                VALUE
---------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL--                BBB       Ba1      $ 1,000,000      USA Waste Services, 6.50%
SERVICES (CONCLUDED)                                              due 12/15/2002.............................  $    926,120
                            AA        Aa2        7,000,000      Wal-Mart Stores, Inc., 8.50%
                                                                  due 9/15/2024..............................     7,453,670
                                                                                                               ------------
                                                                                                                 63,387,829
---------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL--                BBB+      Baa2       2,750,000      Burlington Northern Santa Fe, 6.75%
TRANSPORTATION--4.5%                                              due 3/15/2029..............................     2,378,750
                            BBB       Baa2       5,500,000      CSX Corp., 7.90%
                                                                  due 5/01/2017..............................     5,450,005
                            AA+       Aa3        5,000,000      Continental Airlines, 7.056%
                                                                  due 9/15/2009..............................     4,753,000
                            BBB-      Baa3       3,500,000      Delta Airlines, 9.75%
                                                                  due 5/15/2021..............................     3,913,315
                                                                Southwest Airlines Co.:
                            A-        A3         3,000,000      9.40% due 7/01/2001..........................     3,093,090
                            A-        A3         4,000,000      8% due 3/01/2005.............................     4,032,080
                            A-        A3         1,000,000      7.875% due 9/01/2007.........................       998,870
                                                                                                               ------------
                                                                                                                 24,619,110
---------------------------------------------------------------------------------------------------------------------------
SUPRANATIONAL**--0.3%       AAA       Aaa        1,500,000      International Bank for Reconstruction &
                                                                  Development, 5.625% due 3/17/2003(1).......     1,448,640
---------------------------------------------------------------------------------------------------------------------------
UTILITIES--                 AA+       Aa3        2,450,000      Ameritech Capital Funding, 6.45%
COMMUNICATIONS--6.5%                                              due 1/15/2018..............................     2,161,537
                            BB        Ba2        7,725,000      Frontier Corp., 6%
                                                                  due 10/15/2013(a)..........................     7,129,248
                            AA-       A2         6,000,000      GTE California, Inc., 8.07%
                                                                  due 4/15/2024..............................     5,820,300
                                                                GTE Corp.:
                            A         Baa1       1,500,000      9.375% due 12/01/2000........................     1,536,105
                            A         Baa1       1,500,000      6.84% due 4/15/2018..........................     1,372,425
                            AAA       Aa2        3,000,000      Indiana Bell Telephone Co., Inc., 7.30%
                                                                  due 8/15/2026..............................     2,850,420
                            A-        A3         5,300,000      MCI WorldCom Inc., 6.125%
                                                                  due 4/15/2012(a)...........................     5,214,034
                                                                Southwestern Bell Telecommunications Corp.:
                            AA        Aa2        1,000,000      6.625% due 4/01/2005.........................       978,210
                            AA        Aa2        2,000,000      6.375% due 11/15/2007........................     1,880,740
                                                                Sprint Capital Corporation:
                            BBB+      Baa1       1,500,000      5.70% due 11/15/2003.........................     1,423,275
                            BBB+      Baa1       2,500,000      6.125% due 11/15/2008........................     2,266,700
                            A+        A2         3,000,000      US West Communications, 7.20%
                                                                  due 11/01/2004(b)..........................     2,982,306
                                                                                                               ------------
                                                                                                                 35,615,300
---------------------------------------------------------------------------------------------------------------------------
UTILITIES--                 AAA       Aaa        8,000,000      Cleveland Electric/Toledo Edison, 7.13%
ELECTRIC--7.1%                                                    due 7/01/2007..............................     7,639,360
                            BBB+      Baa1       2,000,000      Commonwealth Edison, 7%
                                                                  due 7/01/2005..............................     1,965,200
                            BBB+      Baa1       2,000,000      Conectiv Inc., 6.73%
                                                                  due 6/01/2006..............................     1,937,660
                            A         A3         2,500,000      Duke Capital Corp., 7.50%
                                                                  due 10/01/2009.............................     2,470,900
                            AA-       Aa3        5,950,000      Florida Power Corp., 6.875%
                                                                  due 2/01/2008..............................     5,746,748
                            A         A1         3,000,000      Mississippi Power Co., 6.05%
                                                                  due 5/01/2003..............................     2,915,070
                            BBB-      Baa3       3,000,000      Niagara Mohawk Power Corp., 7.75%
                                                                  due 10/01/2008.............................     2,995,890
                            AA-       A1         1,500,000      Pacific Gas & Electric Corp., 6.25%
                                                                  due 8/01/2003..............................     1,459,530
                            A-        A3         2,000,000      Pennsylvania Power & Light Co., 6.125%
                                                                due 5/01/2006(a).............................     1,985,100
                            BBB       Baa3       2,000,000      Texas Utilities Company, 5.94%
                                                                  due 10/15/2011(a)..........................     1,966,040
                            A         A2         7,500,000      Virginia Electric & Power Co., 8.625%
                                                                  due 10/01/2024.............................     7,532,250
                                                                                                               ------------
                                                                                                                 38,613,748
---------------------------------------------------------------------------------------------------------------------------
YANKEE CORPORATES**--6.5%   A+        A1         6,000,000      Australia & New Zealand Banking Group Ltd.,
                                                                  7.55% due 9/15/2006(1).....................     5,940,000
                            A-        A3         5,000,000      BHP Finance USA, 8.50%
                                                                  due 12/01/2012(1)..........................     5,189,900
                            BBB       Baa2       1,500,000      Canadian National Railway Co., 6.90%
                                                                  due 7/15/2028(3)...........................     1,324,170
                            BBB+      Baa3       4,000,000      Fairfax Financial Holdings Ltd., 7.375%
                                                                  due 4/15/2018(1)...........................     3,169,120

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--PRIME BOND FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1999 (CONCLUDED)
--------------------------------------------------------------------------------

                             S&P     MOODY'S      FACE
        INDUSTRY           RATINGS   RATINGS     AMOUNT                    CORPORATE BONDS & NOTES                VALUE
---------------------------------------------------------------------------------------------------------------------------
YANKEE                      A+        A1       $ 2,000,000      Ford Capital BV, 9.50%
CORPORATES**                                                    due 6/01/2010(1).............................  $  2,247,880
(CONCLUDED)                 A-        A3         4,000,000      Israel Electric Corp. Ltd., 7.75%
                                                                  due 3/01/2009(3)(b)........................     3,867,584
                            A         A2         5,000,000      Norsk Hydro A/S, 6.70%
                                                                  due 1/15/2018(3)...........................     4,415,500
                            BBB       Baa3       5,000,000      Petro Geo-Services ASA, 7.125%
                                                                  due 3/30/2028(3)...........................     4,400,450
                            A+        Aa3        2,000,000      Sony Corporation, 6.125%
                                                                  due 3/04/2003(3)...........................     1,949,900
                            BBB       Baa2       1,000,000      Telecom de Puerto Rico, 6.15%
                                                                  due 5/15/2002(3)...........................       974,306
                            A-        A2         1,000,000      Trans-Canada Pipelines, 6.43%
                                                                  due 3/15/2029(3)...........................       960,600
                            A         A2         1,000,000      WMC Finance (USA) Ltd., 6.75%
                                                                  due 12/01/2006(1)..........................       940,040
                                                                                                               ------------
                                                                                                                 35,379,450
---------------------------------------------------------------------------------------------------------------------------
YANKEE                                                          Korea Development Bank(1):
SOVEREIGN**--2.8%           BBB       Baa2       3,000,000      7.125% due 4/22/2004.........................     2,923,980
                            BBB       Baa2       2,500,000      7.375% due 9/17/2004.........................     2,451,650
                            AA-       Aa3        1,000,000      Province of Manitoba, 5.50%
                                                                  due 10/01/2008(2)..........................       884,880
                            A+        A2         3,500,000      Province of Quebec, 8.80%
                                                                  due 4/15/2003(2)...........................     3,678,815
                            BBB       Baa2       5,000,000      Republic of Korea, 8.875%
                                                                  due 4/15/2008(2)...........................     5,244,100
                                                                                                               ------------
                                                                                                                 15,183,425
---------------------------------------------------------------------------------------------------------------------------
                                                                TOTAL CORPORATE BONDS & NOTES
                                                                (COST--$531,148,199)--93.3%                     507,336,052
---------------------------------------------------------------------------------------------------------------------------
                                                                          US GOVERNMENT OBLIGATIONS
---------------------------------------------------------------------------------------------------------------------------
US GOVERNMENT                                                   US Treasury Bonds & Notes:
OBLIGATIONS--1.8%           AAA       Aaa        3,000,000      5.50% due 5/31/2003..........................     2,920,770
                            AAA       Aaa        1,000,000      4.75% due 2/15/2004..........................       943,280
                            AAA       Aaa        1,000,000      7.25% due 5/15/2004..........................     1,030,160
                            AAA       Aaa        2,600,000      6% due 8/15/2009.............................     2,518,750
                            AAA       Aaa        1,000,000      6.125% due 11/15/2027........................       930,620
                            AAA       Aaa        2,000,000      5.25% due 2/15/2029..........................     1,653,740
---------------------------------------------------------------------------------------------------------------------------
                                                                TOTAL US GOVERNMENT OBLIGATIONS
                                                                (COST--$10,454,125)--1.8%                         9,997,320
---------------------------------------------------------------------------------------------------------------------------
                                                                SHORT-TERM SECURITIES
---------------------------------------------------------------------------------------------------------------------------
REPURCHASE                                      17,103,000      Warburg Dillon Read LLC, purchased on
AGREEMENTS***--3.2%                                               12/31/1999 to yield 2.70% to 1/03/2000.....    17,103,000
---------------------------------------------------------------------------------------------------------------------------
                                                                TOTAL SHORT-TERM SECURITIES
                                                                (COST--$17,103,000)--3.2%                        17,103,000
---------------------------------------------------------------------------------------------------------------------------
                                                                TOTAL INVESTMENTS
                                                                (COST--$558,705,324)--98.3%..................   534,436,372
                                                                OTHER ASSETS LESS LIABILITIES--1.7%..........     9,141,134
                                                                                                               ------------
                                                                NET ASSETS--100.0%...........................  $543,577,506
                                                                                                               ============
---------------------------------------------------------------------------------------------------------------------------

* Not Rated.

** Corresponding industry groups for foreign securities:
   (1) Financial Institution
 (2) Government Entity
 (3) Industrial

*** Repurchase Agreements are fully collateralized by US Government & Agency
    Obligations.

+ Subject to principal paydowns.

(a) Floating rate note.

(b) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

    Ratings of issues shown have not been audited by Deloitte & Touche LLP.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--PRIME BOND FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 1999
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (identified cost--$558,705,324).......               $534,436,372
Cash........................................................                        236
Receivables:
  Interest..................................................  $9,776,803
  Capital shares sold.......................................         985      9,777,788
                                                              ----------
Prepaid expenses and other assets...........................                     42,029
                                                                           ------------
Total assets................................................                544,256,425
                                                                           ------------
---------------------------------------------------------------------------------------
LIABILITIES:
Payables:
  Capital shares redeemed...................................     373,589
  Investment adviser........................................     222,390        595,979
                                                              ----------
Accrued expenses and other liabilities......................                     82,940
                                                                           ------------
Total liabilities...........................................                    678,919
                                                                           ------------
---------------------------------------------------------------------------------------
NET ASSETS..................................................               $543,577,506
                                                                           ============
---------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class A Shares of Common Stock, $.10 par value, 100,000,000
  shares authorized+........................................               $  4,880,490
Paid-in capital in excess of par............................                587,443,026
Undistributed investment income--net........................                         32
Accumulated realized capital losses on investments--net.....                (24,477,090)
Unrealized depreciation on investments--net.................                (24,268,952)
                                                                           ------------
NET ASSETS..................................................               $543,577,506
                                                                           ============
---------------------------------------------------------------------------------------
NET ASSET VALUE:
Class A--Based on net assets of $543,577,506 and 48,804,900
  shares outstanding........................................               $      11.14
                                                                           ============
---------------------------------------------------------------------------------------

+ The Fund is also authorized to issue 100,000,000 Class B Shares.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--PRIME BOND FUND
STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 1999
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest and discount earned................................                $ 40,158,575
Other income................................................                      16,825
                                                                            ------------
Total income................................................                  40,175,400
                                                                            ------------
----------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees....................................  $ 2,403,511
Accounting services.........................................      111,006
Professional fees...........................................       63,462
Custodian fees..............................................       49,269
Printing and shareholder reports............................       47,518
Directors' fees and expenses................................       13,033
Pricing services............................................       12,346
Transfer agent fees.........................................        5,010
Other.......................................................        7,939
                                                              -----------
Total expenses..............................................                   2,713,094
                                                                            ------------
Investment income--net......................................                  37,462,306
                                                                            ------------
----------------------------------------------------------------------------------------
REALIZED & UNREALIZED LOSS ON INVESTMENTS--NET:
Realized loss on investments--net...........................                 (15,646,836)
Change in unrealized appreciation/depreciation on
  investments--net..........................................                 (35,545,222)
                                                                            ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS........                $(13,729,752)
                                                                            ============
----------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--PRIME BOND FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                     FOR THE YEAR ENDED
                                                                        DECEMBER 31,
                                                                ----------------------------
INCREASE (DECREASE) IN NET ASSETS:                                  1999            1998
--------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................    $ 37,462,306    $ 35,431,023
Realized gain (loss) on investments--net....................     (15,646,836)      7,560,501
Change in unrealized appreciation/depreciation on
  investments--net..........................................     (35,545,222)     (1,000,179)
                                                                ------------    ------------
Net increase (decrease) in net assets resulting from
  operations................................................     (13,729,752)     41,991,345
                                                                ------------    ------------
--------------------------------------------------------------------------------------------
DIVIDENDS TO SHAREHOLDERS:
Investment income--net:
  Class A...................................................     (40,541,994)    (35,531,406)
                                                                ------------    ------------
Net decrease in net assets resulting from dividends to
  shareholders..............................................     (40,541,994)    (35,531,406)
                                                                ------------    ------------
--------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Net increase in net assets derived from capital share
  transactions..............................................       3,548,694      60,070,576
                                                                ------------    ------------
--------------------------------------------------------------------------------------------
NET ASSETS:
Total increase (decrease) in net assets.....................     (50,723,052)     66,530,515
Beginning of year...........................................     594,300,558     527,770,043
                                                                ------------    ------------
End of year*................................................    $543,577,506    $594,300,558
                                                                ============    ============
--------------------------------------------------------------------------------------------
* Undistributed investment income--net......................    $         32    $  3,079,720
                                                                ============    ============
--------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--PRIME BOND FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

THE FOLLOWING PER SHARE DATA AND RATIOS HAVE
BEEN DERIVED FROM INFORMATION PROVIDED IN THE                                     CLASS A
FINANCIAL STATEMENTS.                                   -----------------------------------------------------------
                                                                      FOR THE YEAR ENDED DECEMBER 31,
                                                        -----------------------------------------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:                   1999        1998         1997         1996         1995
-------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year....................  $  12.25    $  12.11     $  11.91     $  12.45     $  11.12
                                                        --------    --------     --------     --------     --------
Investment income--net................................       .77         .77          .78          .80          .82
Realized and unrealized gain (loss) on investments--
  net.................................................     (1.05)        .15          .20         (.55)        1.34
                                                        --------    --------     --------     --------     --------
Total from investment operations......................      (.28)        .92          .98          .25         2.16
                                                        --------    --------     --------     --------     --------
Less dividends from investment income--net............      (.83)       (.78)        (.78)        (.79)        (.83)
                                                        --------    --------     --------     --------     --------
Net asset value, end of year..........................  $  11.14    $  12.25     $  12.11     $  11.91     $  12.45
                                                        ========    ========     ========     ========     ========
-------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:*
Based on net asset value per share....................    (2.35%)      7.85%        8.64%        2.21%       20.14%
                                                        ========    ========     ========     ========     ========
-------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses..............................................      .47%        .48%         .47%         .49%         .50%
                                                        ========    ========     ========     ========     ========
Investment income--net................................     6.53%       6.35%        6.62%        6.67%        7.00%
                                                        ========    ========     ========     ========     ========
-------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of year (in thousands)................  $543,578    $594,301     $527,770     $538,394     $489,838
                                                        ========    ========     ========     ========     ========
Portfolio turnover....................................    97.14%     103.24%       89.22%       91.88%       90.12%
                                                        ========    ========     ========     ========     ========
-------------------------------------------------------------------------------------------------------------------

*Total investment returns exclude insurance-related fees and expenses.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--PRIME BOND FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 18 separate funds. Each fund offers two classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Class A Shares and Class B Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class and Class B Shares bear certain expenses related to the distribution of such shares. Prime Bond Fund (the "Fund") is classified as "diversified," as defined in the Investment Company Act of 1940. The Fund's financial statements are prepared in accordance with generally accepted accounting principles, which may require the use of management accruals and estimates. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the closing bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. Portfolio securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Short-term securities are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company.

  (b) Repurchase agreements--The Fund invests in US Government securities pursuant to repurchase agreements. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks to market such securities and, if necessary, receives additional securities daily to ensure that the contract is fully collateralized. If the counterparty defaults and the fair value of the collateral declines, liquidation of the collateral by the Fund may be delayed or limited.

  (c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

  (d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

  (e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend date.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner.

  MLAM is responsible for the management of the Company's funds and portfolios and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the funds. For such services, the Fund pays a monthly fee based upon the aggregate daily value of net assets of the Fund and the Company's High Current Income Fund at the following annual rates:
 .50% of such average daily net assets not exceeding $250 million; .45% of such average daily net assets in excess of $250 million but not more than $500 million; .40% of such average daily net assets in excess of $500 million but not more than $750 million; and .35% of such average daily net assets in excess of $750 million. For the year ended December 31, 1999, the aggregate average daily net assets of the Fund and the Company's High Current Income Fund was approximately $1,084,230,000.

  MLAM and Merrill Lynch Life Agency, Inc. ("MLLA") have entered into an agreement that

--------------------------------------------------------------------------------

limits the operating expenses paid by the Fund, exclusive of any distribution fees imposed on Class B Shares, to 1.25% of its average daily net assets. Any such expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by MLAM which, in turn, will be reimbursed by MLLA.

  For the year ended December 31, 1999, the Fund paid Merrill Lynch Pricing Service, an affiliate of Merrill Lynch, Pierce, Fenner & Smith, Incorporated, $5,344 for providing security price quotations to compute the net asset value of the Fund.

  Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  Merrill Lynch Funds Distributor, a division of Princeton Funds Distributor, Inc. ("PFD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc., is the Fund's distributor.

  Accounting services are provided to the Fund by MLAM at cost.
  Certain officers and/or directors of the Company are officers and/or directors of MLAM, PSI, FDS, PFD, and/or ML & Co.
3. INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 1999 were $534,941,173 and $543,745,810, respectively.

  Net realized losses for the year ended December 31, 1999 and net unrealized losses as of December 31, 1999 were as follows:

------------------------------------------------------------------
                                         Realized      Unrealized
                                          Losses         Losses
------------------------------------------------------------------
Long-term investments................  $(15,646,836)  $(24,268,952)
                                       ------------   ------------
Total................................  $(15,646,836)  $(24,268,952)
                                       ============   ============
------------------------------------------------------------------

  At December 31, 1999, net unrealized depreciation for Federal income tax purposes aggregated $24,435,588, of which $1,374,305 related to appreciated securities and $25,809,893 related to depreciated securities. At December 31, 1999, the aggregate cost of investments for Federal income tax purposes was $558,871,960.

4. CAPITAL SHARE TRANSACTIONS:

Transactions in capital shares were as follows:

-----------------------------------------------------------------
Class A Shares for the Year Ended                       Dollar
December 31, 1999                        Shares         Amount
-----------------------------------------------------------------
Shares sold..........................   2,013,890    $ 23,706,106
Shares issued to shareholders in
 reinvestment of dividends...........   3,502,823      40,541,994
                                       ----------    ------------
Total issued.........................   5,516,713      64,248,100
Shares redeemed......................  (5,243,367)    (60,699,406)
                                       ----------    ------------
Net increase.........................     273,346    $  3,548,694
                                       ==========    ============
-----------------------------------------------------------------

-----------------------------------------------------------------
Class A Shares for the Year Ended                       Dollar
December 31, 1998                        Shares         Amount
-----------------------------------------------------------------
Shares sold..........................   5,551,338    $ 67,504,987
Shares issued to shareholders in
 reinvestment of dividends...........   2,934,639      35,531,406
                                       ----------    ------------
Total issued.........................   8,485,977     103,036,393
Shares redeemed......................  (3,540,230)    (42,965,817)
                                       ----------    ------------
Net increase.........................   4,945,747    $ 60,070,576
                                       ==========    ============
-----------------------------------------------------------------

5. CAPITAL LOSS CARRYFORWARD:

At December 31, 1999, the Fund had a net capital loss carryforward of approximately $21,021,000, of which $7,112,000 expires in 2002, $855,000 expires in 2003, $681,000 expires in 2005 and $12,373,000 expires in 2007. This amount will be available to offset like amounts of any future taxable gains.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--PRIME BOND FUND
INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------
THE BOARD OF DIRECTORS AND SHAREHOLDERS,
PRIME BOND FUND OF
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Prime Bond Fund of Merrill Lynch Variable Series Funds, Inc. as of December 31, 1999, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1999 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Prime Bond Fund of Merrill Lynch Variable Series Funds, Inc. as of December 31, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
February 10, 2000

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--QUALITY EQUITY FUND
DECEMBER 31, 1999--ANNUAL REPORT
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

  The US economy finished 1999 with strong growth, low inflation, accelerating productivity, strong earnings and rising real wages. At its meeting on November 16, 1999, the Federal Reserve Board announced its move to tighten interest rates by 25 basis points (0.25%), essentially putting short-term interest rates back to where they were before the three quarter-point cuts that were made in the fall of 1998. Monetary policy was kept steady at the central bank's last meeting in 1999 on December 21 over Year 2000 concerns, but indications point to further tightening in early 2000. (The Federal Reserve Board did raise the Federal Funds rate by 0.25% on February 2, 2000.)

  US stock markets rebounded in October and advanced on a technology-driven rally in November. Significant strength in small-capitalization stocks also emerged in November, particularly in the small cap growth sector. Overall, US stock markets ended the year at new highs. In the fixed-income area, the 30-year Treasury bond yield hit a two-year high over concerns of the continued strength of the economy and potential future action by the Federal Reserve Board.

FISCAL YEAR IN REVIEW

  For the year ended December 31, 1999, the Fund's Class A Shares had a total return of +31.43%. This compares to the +21.04% total return for the unmanaged Standard & Poor's 500 (S&P 500) Index for the same 12-month period.

  During 1999, the US equity market was characterized by outperformance of a narrow group of common stocks, particularly technology-related sectors. For the 12 months ended December 31, 1999, the Fund benefited by having the largest concentration of its US equity assets in the technology group. In the foreign equity sector, we focused on the shares of companies in "new economy" sectors, such as telecommunications equipment and technology. This strategy proved rewarding, given the similar outperformance of equities in these sectors relative to markets outside of the United States during 1999.

PORTFOLIO MATTERS

  As of December 31, 1999, the Fund's asset allocation was: US equities, 73% of net assets; foreign equities, 22%; and cash reserves, 5%.

  We increased the foreign equity sector from 11% of net assets to 22% during the six months ended December 31, 1999. Our strategy was to continue to focus on the shares of companies that we believed offered the best potential to outperform the US equity market as reflected by the benchmark S&P 500 Index. Technology continued to account for the major portion of foreign equity assets. Positions included Nortel Networks Corporation, Nokia Oyj, STMicro-electronics NV, Telefonaktiebolaget LM Ericsson, Flextronics International Ltd. and Sony Corporation.

  We reduced the Fund's position in US equities from 91% of net assets to 73%. Technology remained the largest single group represented in the portfolio, accounting for nearly one-third of the portfolio's US equity assets. This commitment reflects our continuing emphasis on the shares of companies where we believe a consistent and above-average rate of earnings growth has the potential to be extended over the next several years and where valuations appear reasonable relative to earnings growth potential. Consistent with this focus is the Fund's significant commitments in the consumer staples, communications services, financial and health care sectors.

IN CONCLUSION

  We appreciate your investment in Quality Equity Fund of Merrill Lynch Variable Series Funds, Inc., and we look forward to sharing our investment outlook and strategies with you in our next report to shareholders.

Sincerely,

/s/ Terry K. Glenn
Terry K. Glenn
President and Director

/s/ Thomas R. Robinson
Thomas R. Robinson
Senior Vice President and Portfolio Manager

February 7, 2000

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--QUALITY EQUITY FUND
TOTAL RETURN BASED ON A $10,000 INVESTMENT--CLASS A SHARES
--------------------------------------------------------------------------------

A line graph depicting the growth of an investment in the Fund's Class A Shares compared to growth of an investment in the Standard & Poor's 500 Index. Beginning and ending values are:

                                                   12/89        12/99
Quality Equity Fund+--
Class A Shares*                                   $10,000         $41,376
Standard & Poor's 500 Index++                     $10,000         $53,277

*Assuming transaction costs and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses.
+Quality Equity Fund, which uses a fully managed investment policy, invests primarily in common stocks of large-capitalization companies, as well as investment-grade debt and convertible securities.
++This unmanaged broad-based Index is comprised of common stocks.
Past performance is not predictive of future performance.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--QUALITY EQUITY FUND
AVERAGE ANNUAL TOTAL RETURN--CLASS A SHARES
--------------------------------------------------------------------------------
PERIOD COVERED                                                          % RETURN
--------------------------------------------------------------------------------
Year Ended 12/31/99                                                      +31.43%
--------------------------------------------------------------------------------
Five Years Ended 12/31/99                                                 +22.12
--------------------------------------------------------------------------------
Ten Years Ended 12/31/99                                                  +15.26
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--QUALITY EQUITY FUND
RECENT PERFORMANCE RESULTS*
--------------------------------------------------------------------------------

                                                                6 MONTH         12 MONTH
                                                              TOTAL RETURN    TOTAL RETURN
------------------------------------------------------------------------------------------
Class A Shares                                                   +16.10%         +31.43%
------------------------------------------------------------------------------------------

* Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--QUALITY EQUITY FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1999                  (IN US DOLLARS)
--------------------------------------------------------------------------------

                                   SHARES                                                                   PERCENT OF
INDUSTRY                             HELD                        STOCKS                         VALUE       NET ASSETS
----------------------------------------------------------------------------------------------------------------------
AEROSPACE & DEFENSE                98,525      United Technologies Corporation...........    $  6,404,125       0.7%
----------------------------------------------------------------------------------------------------------------------
APPLICATION DEVELOPMENT           114,000      +Siebel Systems, Inc. ....................       9,604,500       1.0
SOFTWARE
----------------------------------------------------------------------------------------------------------------------
BANKING                           201,736      Bank of America Corporation...............      10,124,625       1.0
                                  209,700      The Bank of New York Company, Inc. .......       8,388,000       0.9
                                   44,800      The Chase Manhattan Corporation...........       3,480,400       0.4
                                                                                             ------------     -----
                                                                                               21,993,025       2.3
----------------------------------------------------------------------------------------------------------------------
BEVERAGES                          52,000      The Coca-Cola Company.....................       3,029,000       0.3
                                  251,500      PepsiCo, Inc. ............................       8,865,375       0.9
                                                                                             ------------     -----
                                                                                               11,894,375       1.2
----------------------------------------------------------------------------------------------------------------------
BROADCASTING--CABLE               364,034      AT&T Corp.-Liberty Media Group (Class
                                                 A)......................................      20,658,929       2.2
----------------------------------------------------------------------------------------------------------------------
BROADCASTING--MEDIA                48,800      +Clear Channel Communications, Inc. ......       4,355,400       0.5
----------------------------------------------------------------------------------------------------------------------
BUSINESS SERVICES                  26,600      +Oracle Corporation.......................       2,979,200       0.3
----------------------------------------------------------------------------------------------------------------------
CABLE                             548,900      +Charter Communications, Inc. (Class A)...      12,007,187       1.3
----------------------------------------------------------------------------------------------------------------------
CHEMICALS                          91,900      E.I. du Pont de Nemours and Company.......       6,053,913       0.6
                                  210,700      Rohm and Haas Company.....................       8,572,856       0.9
                                                                                             ------------     -----
                                                                                               14,626,769       1.5
----------------------------------------------------------------------------------------------------------------------
COMMERCIAL SERVICES               104,500      +Convergys Corporation....................       3,213,375       0.3
----------------------------------------------------------------------------------------------------------------------
COMMUNICATIONS                     84,000      +Network Associates, Inc. ................       2,236,500       0.2
----------------------------------------------------------------------------------------------------------------------
COMPUTER SERVICES                  31,800      +America Online, Inc. ....................       2,398,912       0.3
                                  273,000      +Cisco Systems, Inc. .....................      29,228,062       3.0
                                                                                             ------------     -----
                                                                                               31,626,974       3.3
----------------------------------------------------------------------------------------------------------------------
COMPUTERS                          79,800      Compaq Computer Corporation...............       2,159,587       0.2
                                   92,000      +EMC Corporation..........................      10,051,000       1.1
                                   24,200      +Gateway Inc. ............................       1,743,913       0.2
                                   83,665      International Business Machines
                                                 Corporation.............................       9,035,820       0.9
                                  131,000      +Sun Microsystems, Inc. ..................      10,136,125       1.1
                                  194,100      Tandy Corporation.........................       9,547,294       1.0
                                                                                             ------------     -----
                                                                                               42,673,739       4.5
----------------------------------------------------------------------------------------------------------------------
CONGLOMERATES                      55,700      Honeywell International Inc. .............       3,213,194       0.3
----------------------------------------------------------------------------------------------------------------------
CONSUMER PRODUCTS                 197,400      The Dial Corporation......................       4,799,287       0.5
----------------------------------------------------------------------------------------------------------------------
COSMETICS                          50,000      The Gillette Company......................       2,059,375       0.2
----------------------------------------------------------------------------------------------------------------------
ELECTRICAL & ELECTRONICS           29,500      +The AES Corporation......................       2,205,125       0.2
----------------------------------------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT              235,100      General Electric Company..................      36,381,725       3.8
----------------------------------------------------------------------------------------------------------------------
ELECTRONICS                        10,900      +Broadcom Corporation (Class A)...........       2,968,206       0.3
                                  100,950      Intel Corporation.........................       8,303,138       0.9
                                   38,600      Texas Instruments Incorporated............       3,739,375       0.4
                                                                                             ------------     -----
                                                                                               15,010,719       1.6
----------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES                218,350      Associates First Capital Corporation
                                                 (Class A)...............................       5,990,978       0.6
                                  205,400      Citigroup Inc. ...........................      11,412,537       1.2
                                  206,200      Wells Fargo Company.......................       8,338,213       0.9
                                                                                             ------------     -----
                                                                                               25,741,728       2.7
----------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES--              145,630      Household International, Inc. ............       5,424,718       0.6
CONSUMER
----------------------------------------------------------------------------------------------------------------------
FOODS                             199,300      +Keebler Foods Company....................       5,605,313       0.6
----------------------------------------------------------------------------------------------------------------------
FOREIGN--AUSTRALIA*               286,400      The News Corporation Limited (Convertible
                                                 Preferred)(ADR)**(11)...................       9,576,500       1.0
----------------------------------------------------------------------------------------------------------------------
FOREIGN--CANADA*                  239,600      Nortel Networks Corporation(4)............      24,199,600       2.5
----------------------------------------------------------------------------------------------------------------------
FOREIGN--FINLAND*                 135,300      Nokia Oyj(4)..............................      24,524,478       2.5
                                   68,900      UPM-Kymmene Oyj(9)........................       2,775,292       0.3
                                                                                             ------------     -----
                                                                                               27,299,770       2.8
----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--QUALITY EQUITY FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1999 (CONTINUED)      (IN US DOLLARS)
--------------------------------------------------------------------------------

                                   SHARES                                                                   PERCENT OF
INDUSTRY                             HELD                        STOCKS                         VALUE       NET ASSETS
----------------------------------------------------------------------------------------------------------------------
FOREIGN--FRANCE*                   34,000      Banque Nationale de Paris (BNP)(3)........    $  3,136,201       0.3%
                                  135,200      +STMicroelectronics NV (NY Registered
                                                 Shares)(10).............................      20,474,350       2.2
                                                                                             ------------     -----
                                                                                               23,610,551       2.5
----------------------------------------------------------------------------------------------------------------------
FOREIGN--GERMANY*                  40,700      Deutsche Bank AG (Registered)(3)..........       3,436,584       0.3
                                   54,800      Dresdner Bank AG (Registered)(3)..........       2,979,914       0.3
                                                                                             ------------     -----
                                                                                                6,416,498       0.6
----------------------------------------------------------------------------------------------------------------------
FOREIGN--JAPAN*                    21,000      Kyocera Corporation(6)....................       5,445,738       0.6
                                      556      Nippon Telegraph & Telephone Corporation
                                                 (NTT)(11)...............................       9,521,480       1.0
                                   94,500      Sony Corporation (ADR)**(1)...............      26,908,875       2.8
                                  123,000      Toyota Motor Corporation (ADR)**(2).......      11,977,125       1.2
                                                                                             ------------     -----
                                                                                               53,853,218       5.6
----------------------------------------------------------------------------------------------------------------------
FOREIGN--NETHERLANDS*              52,600      +ASM Lithography Holding NV(6)............       5,842,392       0.6
----------------------------------------------------------------------------------------------------------------------
FOREIGN--SINGAPORE*               260,800      +Flextronics International Ltd.(6)........      11,996,800       1.2
----------------------------------------------------------------------------------------------------------------------
FOREIGN--SWEDEN*                   99,100      Telefonaktiebolaget LM Ericsson 'B'(11)...       6,381,881       0.7
----------------------------------------------------------------------------------------------------------------------
FOREIGN--UNITED KINGDOM*          262,400      AstraZeneca Group PLC(5)..................      10,877,177       1.2
                                1,449,900      BP Amoco PLC(8)...........................      14,569,168       1.5
                                  292,500      Shell Transport & Trading Company
                                                 (ADR)**(7)..............................      14,405,625       1.5
                                  320,000      SmithKline Beecham PLC(5).................       4,080,698       0.4
                                                                                             ------------     -----
                                                                                               43,932,668       4.6
----------------------------------------------------------------------------------------------------------------------
HEALTHCARE--PRODUCTS &            114,900      Columbia/HCA Healthcare Corporation.......       3,368,006       0.3
SERVICES
----------------------------------------------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS                242,900      Colgate-Palmolive Company.................      15,788,500       1.6
                                   61,000      The Procter & Gamble Company..............       6,683,313       0.7
                                                                                             ------------     -----
                                                                                               22,471,813       2.3
----------------------------------------------------------------------------------------------------------------------
INFORMATION PROCESSING            254,300      +Unisys Corporation.......................       8,121,706       0.8
----------------------------------------------------------------------------------------------------------------------
INSTRUMENTS--SCIENTIFIC            88,700      Millipore Corporation.....................       3,426,038       0.4
----------------------------------------------------------------------------------------------------------------------
INSURANCE                         111,600      AXA Financial, Inc. ......................       3,780,450       0.4
                                   88,875      American International Group, Inc. .......       9,609,609       1.0
                                                                                             ------------     -----
                                                                                               13,390,059       1.4
----------------------------------------------------------------------------------------------------------------------
INTERNETWORKING                     9,900      +InfoSpace.com, Inc. .....................       2,117,981       0.2
                                   27,600      +Inktomi Corporation......................       2,446,050       0.3
                                   15,700      +Internet Capital Group, Inc. ............       2,662,131       0.3
                                                                                             ------------     -----
                                                                                                7,226,162       0.8
----------------------------------------------------------------------------------------------------------------------
LASER SYSTEMS & COMPONENTS        166,000      +JDS Uniphase Corporation.................      26,767,500       2.8
----------------------------------------------------------------------------------------------------------------------
MACHINERY & EQUIPMENT              34,600      Caterpillar Inc. .........................       1,628,362       0.2
----------------------------------------------------------------------------------------------------------------------
MEDICAL TECHNOLOGY                 93,050      Johnson & Johnson.........................       8,665,281       0.9
----------------------------------------------------------------------------------------------------------------------
METALS                            134,000      Alcoa Inc. ...............................      11,122,000       1.2
----------------------------------------------------------------------------------------------------------------------
NATURAL RESOURCES                 152,300      Burlington Resources Inc. ................       5,035,419       0.5
----------------------------------------------------------------------------------------------------------------------
OIL & GAS PRODUCERS               261,450      Enron Corp. ..............................      11,601,844       1.2
----------------------------------------------------------------------------------------------------------------------
OIL--INTEGRATED                   150,893      Exxon Mobil Corporation...................      12,156,317       1.3
----------------------------------------------------------------------------------------------------------------------
OIL SERVICES                       94,300      Schlumberger Limited......................       5,304,375       0.5
                                   18,256      Transocean Sedco Forex Inc. ..............         615,015       0.1
                                                                                             ------------     -----
                                                                                                5,919,390       0.6
----------------------------------------------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS            82,100      International Paper Company...............       4,633,519       0.5
----------------------------------------------------------------------------------------------------------------------
PETROLEUM                         163,800      Unocal Corporation........................       5,497,538       0.6
----------------------------------------------------------------------------------------------------------------------
PHARMACEUTICALS                    58,525      American Home Products Corporation........       2,308,080       0.2
                                  158,550      Bristol-Myers Squibb Company..............      10,176,928       1.0
                                  119,750      Cardinal Health, Inc. ....................       5,733,031       0.6
                                   22,800      Eli Lilly and Company.....................       1,516,200       0.2

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--QUALITY EQUITY FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1999 (CONCLUDED)      (IN US DOLLARS)
--------------------------------------------------------------------------------

                                   SHARES                                                                   PERCENT OF
INDUSTRY                             HELD                        STOCKS                         VALUE       NET ASSETS
----------------------------------------------------------------------------------------------------------------------
PHARMACEUTICALS                   164,810      Merck & Co., Inc. ........................    $ 11,052,571       1.2%
(CONCLUDED)                       213,800      Pfizer Inc. ..............................       6,935,138       0.7
                                  123,700      Pharmacia & Upjohn, Inc. .................       5,566,500       0.6
                                                                                             ------------     -----
                                                                                               43,288,448       4.5
----------------------------------------------------------------------------------------------------------------------
RADIO & TELEVISION                221,200      +AMFM Inc. ...............................      17,308,900       1.8
----------------------------------------------------------------------------------------------------------------------
RESTAURANTS                       195,000      McDonald's Corporation....................       7,860,938       0.8
----------------------------------------------------------------------------------------------------------------------
RETAIL                             80,400      +Federated Department Stores, Inc. .......       4,065,225       0.5
                                  193,600      +Safeway Inc. ............................       6,884,900       0.7
                                  211,000      Wal-Mart Stores, Inc. ....................      14,585,375       1.5
                                                                                             ------------     -----
                                                                                               25,535,500       2.7
----------------------------------------------------------------------------------------------------------------------
RETAIL SPECIALTY                  161,100      Lowe's Companies, Inc. ...................       9,625,725       1.0
----------------------------------------------------------------------------------------------------------------------
SEMICONDUCTORS                    124,000      Motorola, Inc. ...........................      18,259,000       1.9
----------------------------------------------------------------------------------------------------------------------
SOFTWARE                           13,900      +i2 Technologies, Inc. ...................       2,705,288       0.3
                                  291,400      +Microsoft Corporation....................      34,002,738       3.5
                                   46,200      +Symantec Corporation.....................       2,708,475       0.3
                                    8,300      +Yahoo! Inc. .............................       3,591,306       0.4
                                                                                             ------------     -----
                                                                                               43,007,807       4.5
----------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS                 85,000      +3Com Corporation.........................       3,989,688       0.4
                                  249,079      AT&T Corp. ...............................      12,640,759       1.3
                                   58,500      +Adelphia Business Solutions, Inc. .......       2,767,781       0.3
                                  102,000      +Amdocs Limited...........................       3,519,000       0.4
                                  108,700      +American Tower Corporation (Class A).....       3,322,144       0.3
                                   59,900      BCE Inc. .................................       5,402,231       0.6
                                  179,600      GTE Corporation...........................      12,673,025       1.3
                                   52,000      +Global TeleSystems Group, Inc. ..........       1,800,500       0.2
                                   87,500      Lucent Technologies Inc. .................       6,546,094       0.7
                                  215,400      +MCI WorldCom, Inc. ......................      11,416,200       1.2
                                                                                             ------------     -----
                                                                                               64,077,422       6.7
----------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS &               65,400      +Global Crossing Ltd. ....................       3,265,912       0.3
EQUIPMENT
----------------------------------------------------------------------------------------------------------------------
TRANSPORTATION SERVICES            37,900      United Parcel Service, Inc. (Class B).....       2,615,100       0.3
----------------------------------------------------------------------------------------------------------------------
UTILITIES--COMMUNICATIONS         297,152      SBC Communications Inc. ..................      14,486,160       1.5
----------------------------------------------------------------------------------------------------------------------
UTILITIES--ELECTRIC & GAS         124,600      +Calpine Corporation......................       7,974,400       0.8
----------------------------------------------------------------------------------------------------------------------
WIRELESS COMMUNICATIONS--          34,800      +Nextel Communications, Inc. (Class A)....       3,586,575       0.4
DOMESTIC PAGING & CELLULAR
                                   54,300      Sprint Corp. (PCS Group)..................       5,565,750       0.6
                                                                                             ------------     -----
                                                                                                9,152,325       1.0
----------------------------------------------------------------------------------------------------------------------
                                               TOTAL STOCKS (COST--$614,855,762)              915,313,751      95.5
----------------------------------------------------------------------------------------------------------------------
                                 FACE
                                AMOUNT                   SHORT-TERM SECURITIES
----------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER***           $43,528,000      General Motors Acceptance
                                                 Corp., 5% due 1/03/2000.................      43,509,863       4.6
----------------------------------------------------------------------------------------------------------------------
                                               TOTAL SHORT-TERM SECURITIES
                                               (COST--$43,509,863).......................      43,509,863       4.6
----------------------------------------------------------------------------------------------------------------------
                                               TOTAL INVESTMENTS (COST--$658,365,625)....     958,823,614     100.1
                                               LIABILITIES IN EXCESS OF OTHER ASSETS.....        (510,503)     (0.1)
                                                                                             ------------     -----
                                               NET ASSETS................................    $958,313,111     100.0%
                                                                                             ============     =====
----------------------------------------------------------------------------------------------------------------------

* Corresponding industry groups for foreign securities:

  (1) Appliances

  (2) Automobiles

  (3) Banking

  (4) Communications Equipment

  (5) Drugs

  (6) Electronics Components

   (7) Oil--Integrated

   (8) Oil--Related

   (9) Paper & Forest Products

  (10) Semiconductors

  (11) Telecommunications

** American Depositary Receipts (ADR).

*** Commercial Paper is traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Fund.

+ Non-income producing security.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--QUALITY EQUITY FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 1999
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (identified cost--$658,365,625).......             $958,823,614
Cash........................................................                      844
Receivables:
  Dividends.................................................  $482,863
  Capital shares sold.......................................     9,905        492,768
                                                              --------
Prepaid expenses and other assets...........................                   55,038
                                                                         ------------
Total assets................................................              959,372,264
                                                                         ------------
-------------------------------------------------------------------------------------
LIABILITIES:
Payables:
  Capital shares redeemed...................................   575,681
  Investment adviser........................................   375,476        951,157
                                                              --------
Accrued expenses............................................                  107,996
                                                                         ------------
Total liabilities...........................................                1,059,153
                                                                         ------------
-------------------------------------------------------------------------------------
NET ASSETS..................................................             $958,313,111
                                                                         ============
-------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class A Shares of Common Stock, $.10 par value, 100,000,000
  shares authorized+........................................             $  2,399,830
Paid-in capital in excess of par............................              635,986,731
Undistributed investment income--net........................                   23,994
Undistributed realized capital gains on investments and
  foreign currency transactions--net........................               19,444,876
Unrealized appreciation on investments and foreign currency
  transactions--net.........................................              300,457,680
                                                                         ------------
NET ASSETS..................................................             $958,313,111
                                                                         ============
-------------------------------------------------------------------------------------
NET ASSET VALUE:
Class A--Based on net assets of $958,313,111 and 23,998,302
  shares outstanding........................................             $      39.93
                                                                         ============
-------------------------------------------------------------------------------------

   + The Fund is also authorized to issue 100,000,000 Class B Shares.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--QUALITY EQUITY FUND
STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 1999
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends (net of $139,887 foreign withholding tax).........                 $  7,628,996
Interest and discount earned................................                    1,036,007
                                                                             ------------
Total income................................................                    8,665,003
                                                                             ------------
-----------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees....................................  $  3,724,200
Accounting services.........................................       158,957
Custodian fees..............................................        96,033
Printing and shareholder reports............................        93,021
Professional fees...........................................        87,456
Directors' fees and expenses................................        18,059
Pricing services............................................         8,344
Transfer agent fees.........................................         5,150
Other.......................................................        13,397
                                                              ------------
Total expenses..............................................                    4,204,617
                                                                             ------------
Investment income--net......................................                    4,460,386
                                                                             ------------
-----------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN ON INVESTMENTS & FOREIGN CURRENCY
  TRANSACTIONS--NET:
Realized gain from:
  Investments--net..........................................   120,451,009
  Foreign currency transactions--net........................       570,281    121,021,290
                                                              ------------
Change in unrealized appreciation/depreciation on:
  Investments--net..........................................   114,788,478
  Foreign currency transactions--net........................        94,483    114,882,961
                                                              ------------   ------------
Net realized and unrealized gain on investments and foreign
  currency transactions.....................................                  235,904,251
                                                                             ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........                 $240,364,637
                                                                             ============
-----------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--QUALITY EQUITY FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                   FOR THE YEAR ENDED
                                                                      DECEMBER 31,
                                                              -----------------------------
             INCREASE (DECREASE) IN NET ASSETS:                   1999            1998
-------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................  $   4,460,386   $   8,231,369
Realized gain on investments and foreign currency
  transactions--net.........................................    121,021,290      80,712,384
Change in unrealized appreciation/depreciation on
  investments and foreign currency transactions--net........    114,882,961      36,226,100
                                                              -------------   -------------
Net increase in net assets resulting from operations........    240,364,637     125,169,853
                                                              -------------   -------------
-------------------------------------------------------------------------------------------
DIVIDENDS & DISTRIBUTIONS TO SHAREHOLDERS:
Investment income--net:
  Class A...................................................    (12,176,029)     (8,061,972)
In excess of investment income--net:
  Class A...................................................       (546,276)             --
Realized gain on investments--net:
  Class A...................................................   (181,024,012)   (115,958,721)
                                                              -------------   -------------
Net decrease in net assets resulting from dividends and
  distributions to shareholders.............................   (193,746,317)   (124,020,693)
                                                              -------------   -------------
-------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net assets derived from capital
  share transactions........................................     48,797,714     (13,316,065)
                                                              -------------   -------------
-------------------------------------------------------------------------------------------
NET ASSETS:
Total increase (decrease) in net assets.....................     95,416,034     (12,166,905)
Beginning of year...........................................    862,897,077     875,063,982
                                                              -------------   -------------
End of year*................................................  $ 958,313,111   $ 862,897,077
                                                              =============   =============
-------------------------------------------------------------------------------------------
* Undistributed investment income--net......................  $      23,994   $   7,715,643
                                                              =============   =============
-------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--QUALITY EQUITY FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

THE FOLLOWING PER SHARE DATA AND RATIOS HAVE
BEEN DERIVED FROM INFORMATION PROVIDED IN THE                                         CLASS A+
FINANCIAL STATEMENTS.                                          -------------------------------------------------------
                                                                           FOR THE YEAR ENDED DECEMBER 31,
                                                               -------------------------------------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:                          1999       1998        1997        1996        1995
----------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year.......................      $  38.12   $  38.42    $  32.83    $  32.76    $  27.74
                                                               --------   --------    --------    --------    --------
Investment income--net...................................           .19        .34         .41         .58         .58
Realized and unrealized gain on investments and foreign
  currency transactions--net.............................         10.46       4.80        6.94        4.44        5.48
                                                               --------   --------    --------    --------    --------
Total from investment operations.........................         10.65       5.14        7.35        5.02        6.06
                                                               --------   --------    --------    --------    --------
Less dividends and distributions:
  Investment income--net.................................          (.56)      (.35)       (.22)       (.66)       (.45)
  In excess of investment income--net....................          (.02)        --          --          --          --
  Realized gain on investments--net......................         (8.26)     (5.09)      (1.54)      (4.29)       (.59)
                                                               --------   --------    --------    --------    --------
Total dividends and distributions........................         (8.84)     (5.44)      (1.76)      (4.95)      (1.04)
                                                               --------   --------    --------    --------    --------
Net asset value, end of year.............................      $  39.93   $  38.12    $  38.42    $  32.83    $  32.76
                                                               ========   ========    ========    ========    ========
----------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:*
Based on net asset value per share.......................        31.43%     15.58%      23.70%      17.90%      22.61%
                                                               ========   ========    ========    ========    ========
----------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses.................................................          .49%       .49%        .48%        .49%        .51%
                                                               ========   ========    ========    ========    ========
Investment income--net...................................          .52%       .95%       1.16%       1.89%       1.94%
                                                               ========   ========    ========    ========    ========
----------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of year (in thousands)...................      $958,313   $862,897    $875,064    $794,275    $644,551
                                                               ========   ========    ========    ========    ========
Portfolio turnover.......................................        77.73%    100.29%     100.08%      88.30%     140.32%
                                                               ========   ========    ========    ========    ========
----------------------------------------------------------------------------------------------------------------------

   * Total investment returns exclude insurance-related fees and expenses.

   + Based on average shares outstanding.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--QUALITY EQUITY FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 18 separate funds. Each fund offers two classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Class A and Class B Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class and Class B Shares bear certain expenses related to the distribution of such shares. Quality Equity Fund (the "Fund") is classified as "diversified," as defined in the Investment Company Act of 1940. The Fund's financial statements are prepared in accordance with generally accepted accounting principles, which may require the use of management accruals and estimates. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the closing bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. Portfolio securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Options written are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price. Short-term securities are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company.

  (b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts.

- Options--The Fund may write covered call options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium received is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received (or gain or loss to the extent the cost of the closing transaction exceeds the premium received).

  Written options are non-income producing investments.

  (c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets and liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

  (d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

  (e) Security transactions and investment income--Security transactions are recorded on

--------------------------------------------------------------------------------

the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

  (f) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Distributions in excess of investment income are due primarily to differing tax treatments for foreign currency transactions.

  (g) Reclassification--Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, current year's permanent book/tax differences of $570,270 have been reclassified between undistributed net realized capital gains and undistributed net investment income. These reclassifications have no effect on net assets or net asset value per share.

2. INVESTMENT ADVISORY AGREEMENT AND
TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner. MLAM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the funds.

  For such services, the Fund pays a monthly fee at the following annual rates:
 .500% of the Fund's average daily net assets not exceeding $250 million; .450% of average daily net assets in excess of $250 million but not exceeding $300 million; .425% of average daily net assets in excess of $300 million but not exceeding $400 million; and .400% of average daily net assets in excess of $400 million.

  MLAM and Merrill Lynch Life Agency, Inc. ("MLLA") have entered into an agreement which limits the operating expenses paid by the Fund, exclusive of any distribution fees imposed on Class B Shares, to 1.25% of its average daily net assets. Any such expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by MLAM which, in turn, will be reimbursed by MLLA.

  For the year ended December 31, 1999, Merrill Lynch, Pierce, Fenner & Smith Incorporated, a subsidiary of ML & Co., earned $164,943 in commissions on the execution of portfolio security transactions.

  Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  Merrill Lynch Funds Distributor, a division of Princeton Funds Distributor, Inc. ("PFD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc., is the Fund's distributor.

  Accounting services are provided to the Fund by MLAM at cost.

  Certain officers and/or directors of the Company are officers and/or directors of MLAM, PSI, FDS, PFD, and/or ML & Co.

3. INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 1999 were $651,530,132 and $832,566,790, respectively.

  Net realized gains (losses) for the year ended December 31, 1999 and net unrealized gains (losses) as of December 31, 1999 were as follows:

---------------------------------------------------------------------
                                         Realized        Unrealized
                                      Gains (Losses)   Gains (Losses)
---------------------------------------------------------------------
Long-term investments...............   $120,451,201     $300,457,989
Short-term investments..............           (192)              --
Forward foreign exchange
 contracts..........................        (74,962)              --
Foreign currency transactions.......        645,243             (309)
                                       ------------     ------------
Total...............................   $121,021,290     $300,457,680
                                       ============     ============
---------------------------------------------------------------------

  At December 31, 1999, net unrealized appreciation for Federal income tax purposes aggregated $300,289,778, of which $321,281,090 related to appreciated securities and $20,991,312 related to depreciated securities. At December 31, 1999, the aggregate cost of investments for Federal income tax purposes was $658,533,836.

--------------------------------------------------------------------------------

4. CAPITAL SHARE TRANSACTIONS:

Transactions in capital shares were as follows:
---------------------------------------------------------

Class A Shares for the Year Ended                      Dollar
December 31, 1999                        Shares        Amount
-----------------------------------------------------------------
Shares sold..........................     189,776   $   6,857,700
Shares issued to shareholders in
 reinvestment of dividends and
 distributions.......................   5,277,783     193,746,317
                                       ----------   -------------
Total issued.........................   5,467,559     200,604,017
Shares redeemed......................  (4,103,233)   (151,806,303)
                                       ----------   -------------
Net increase.........................   1,364,326   $  48,797,714
                                       ==========   =============
-----------------------------------------------------------------

---------------------------------------------------------

Class A Shares for the Year Ended                      Dollar
December 31, 1998                        Shares        Amount
-----------------------------------------------------------------
Shares sold..........................     384,573   $  13,339,188
Shares issued to shareholders in
 reinvestment of dividends and
 distributions.......................   3,754,789     124,020,693
                                       ----------   -------------
Total issued.........................   4,139,362     137,359,881
Shares redeemed......................  (4,278,868)   (150,675,946)
                                       ----------   -------------
Net decrease.........................    (139,506)  $ (13,316,065)
                                       ==========   =============
-----------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--QUALITY EQUITY FUND
INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------
THE BOARD OF DIRECTORS AND SHAREHOLDERS,
QUALITY EQUITY FUND OF
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Quality Equity Fund of Merrill Lynch Variable Series Funds, Inc. as of December 31, 1999, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1999 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Quality Equity Fund of Merrill Lynch Variable Series Funds, Inc. as of December 31, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
February 10, 2000

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--RESERVE ASSETS FUND
DECEMBER 31, 1999--ANNUAL REPORT
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

  For the year ended December 31, 1999, the Reserve Assets Fund's Class A Shares had a net annualized yield of 4.76%. For the six-month period ended December 31, 1999, the Fund's Class A Shares had a net annualized yield of 4.96%. The Fund's Class A Shares' 7-day yield as of December 31, 1999 was 5.36%. The average portfolio maturity was 55 days at December 31, 1999, compared to 71 days at June 30, 1999.

THE ENVIRONMENT

  The US economy finished 1999 with strong growth, low inflation, accelerating productivity, strong earnings and rising real wages. At its meeting on November 16, 1999, the Federal Reserve Board announced its move to tighten interest rates by 25 basis points (0.25%), essentially putting short-term interest rates back to where they were before the three quarter-point cuts that were made in the fall of 1998. Monetary policy was kept steady at the central bank's last meeting in 1999 on December 21 over Year 2000 concerns, but indications point to further tightening in early 2000. (The Federal Reserve Board did raise the Federal Funds rate by 0.25% on February 2, 2000.)

  US stock markets rebounded in October and advanced on a technology-driven rally in November. Significant strength in small-capitalization stocks also emerged in November, particularly in the small cap growth sector. Overall, US stock markets ended the year at new highs. In the fixed-income area, the two-year Treasury note yield hit a two-year high over concerns of the continued strength of the economy and potential future action by the Federal Reserve Board. Against the background of still higher interest rates, we positioned the Fund more conservatively. We expect to continue to concentrate new investments in the one-month and three-month areas as we wait for a clearer economic picture to emerge.

  The Fund's composition at the end of December and as of our last report to shareholders is detailed below:

-------------------------------------------------------
                                   12/31/99    6/30/99
-------------------------------------------------------
Bank Notes.......................    10.0%       13.7%
Certificates of Deposit..........     1.2         1.2
Certificates of
  Deposit--Yankee................     2.9         2.8
Commercial Paper.................    40.4        34.8
Corporate Notes..................    33.4        35.2
Funding Agreements...............     4.8         4.7
Repurchase Agreements............     1.0          --
US Government, Agency &
  Instrumentality Obligations--
  Discount.......................      --         2.1
US Government, Agency &
  Instrumentality Obligations--
  Non-Discount...................     5.6         6.2
Other Assets Less Liabilities....     0.7          --
Liabilities in Excess of Other
  Assets.........................      --        (0.7)
                                    -----       -----
Total............................   100.0%      100.0%
                                    =====       =====
-------------------------------------------------------

IN CONCLUSION

  We appreciate your investment in Reserve Assets Fund of Merrill Lynch Variable Series Funds, Inc., and we look forward to sharing our investment outlook with you in our next report to shareholders.

Sincerely,

/s/ Terry K. Glenn
Terry K. Glenn
President and Director

/s/ David Chesney
David J. Chesney
Vice President and Portfolio Manager

February 7, 2000
--------------------------------------------------------
We are pleased to announce that David J. Chesney is responsible for the day-to-day management of Reserve Assets Fund. Mr. Chesney was Vice President and analyst of Merrill Lynch Convertible Fund, Inc. from 1997 to 1999. From 1994 to 1997, he was an analyst in the fixed-income department.
--------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--RESERVE ASSETS FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                 FACE                                                 INTEREST    MATURITY
                                AMOUNT                        ISSUE                    RATE*        DATE        VALUE
------------------------------------------------------------------------------------------------------------------------
BANK NOTES--10.0%             $  650,000      American Express Centurion Bank+......   5.70 %     4/24/2000  $   649,759
                                 250,000      First USA Bank, NA+...................   6.551      1/21/2000      250,048
                                 500,000      Harris Trust & Savings+...............   5.66       4/06/2000      500,036
                                 250,000      KeyBank NA+...........................   6.478      2/21/2000      249,976
                                 200,000      NationsBank NA+.......................   5.67       3/16/2000      199,959
                                 250,000      NationsBank NA+.......................   5.66       4/05/2000      249,975
------------------------------------------------------------------------------------------------------------------------
                                              TOTAL BANK NOTES (COST--$2,099,696)                              2,099,753
------------------------------------------------------------------------------------------------------------------------
CERTIFICATES OF                  250,000      Fleet National Bank+..................   5.65       4/17/2000      249,966
DEPOSIT--1.2%
------------------------------------------------------------------------------------------------------------------------
                                              TOTAL CERTIFICATES OF DEPOSIT (COST--$249,966)                     249,966
------------------------------------------------------------------------------------------------------------------------
CERTIFICATES OF                  250,000      Bayerische Hypo-und-Vereinsbank AG....   5.27       3/03/2000      249,618
DEPOSIT--YANKEE--2.9%            250,000      Commerzbank AG, NY....................   5.085      2/17/2000      249,573
                                 100,000      Societe Generale, NY..................   5.18       2/28/2000       99,853
------------------------------------------------------------------------------------------------------------------------
                                              TOTAL CERTIFICATES OF DEPOSIT--YANKEE
                                              (COST--$599,953)                                                   599,044
------------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER--40.4%          250,000      Alpine Securitization Corporation.....   6.17       1/19/2000      249,342
                                 250,000      Amsterdam Funding Corporation.........   6.52       1/11/2000      249,630
                                 250,000      Amsterdam Funding Corporation.........   6.80       1/11/2000      249,630
                                 250,000      Amsterdam Funding Corporation.........   5.92       1/13/2000      249,594
                                 282,000      Apreco, Inc. .........................   5.87       2/03/2000      280,572
                                 250,000      Asset Securitization Cooperative
                                                Corp. ..............................   6.00       1/18/2000      249,383
                                 250,000      Asset Securitization Cooperative
                                                Corp................................   6.571      3/13/2000      250,000
                                 250,000      Atlantis One Funding Corp. ...........   6.50       2/17/2000      247,969
                                 300,000      Bear Stearns Companies, Inc. .........   5.79       3/09/2000      296,704
                                 250,000      Bear Stearns Companies, Inc. .........   5.88       3/22/2000      246,713
                                 330,000      CSW Credit Inc. ......................   6.00       2/01/2000      328,405
                                 250,000      Corporate Receivables Corp. ..........   6.05       1/19/2000      249,342
                                 250,000      Edison Asset Securitization, LLC......   5.80       2/29/2000      247,743
                                 391,000      Edison Asset Securitization, LLC......   5.95       2/29/2000      387,469
                                 375,000      Finova Capital Corp. .................   5.90       1/20/2000      373,952
                                 140,000      Finova Capital Corp. .................   6.05       2/03/2000      139,291
                                 281,000      Greenwich Funding Corp. ..............   6.25       1/14/2000      280,463
                                 596,000      Knight-Ridder, Inc. ..................   6.00       2/18/2000      591,357
                                 300,000      Lehman Brothers Holdings Inc. ........   5.90       2/16/2000      297,760
                                 742,000      Lehman Brothers Holdings Inc. ........   5.95       3/21/2000      732,369
                                 755,000      Old Line Funding Corp. ...............   6.40       1/11/2000      753,926
                               1,000,000      Park Avenue Receivables Corp. ........   6.561      2/11/2000      999,979
                                 252,000      Tulip Funding Corp. ..................   6.19       1/26/2000      251,060
                                 250,000      Variable Funding Capital Corp. .......   6.40       1/10/2000      249,689
------------------------------------------------------------------------------------------------------------------------
                                              TOTAL COMMERCIAL PAPER (COST--$8,452,413)                        8,452,342
------------------------------------------------------------------------------------------------------------------------
CORPORATE NOTES--33.4%           240,000      AT&T Capital Corporation..............   7.50      11/15/2000      241,173
                                 250,000      American Honda Finance Corp.+.........   6.476      8/01/2000      249,957
                                 250,000      Associates Corporation of North
                                                America+............................   7.45       3/28/2000      250,884
                                 150,000      Associates Corporation of North
                                                America.............................   6.375      6/15/2000      150,038
                                 150,000      Bear Stearns Companies, Inc.+.........   6.561      1/20/2000      150,001
                                 250,000      The CIT Group Holdings, Inc. .........   6.70       5/02/2000      250,529
                                 250,000      The CIT Group Holdings, Inc.+.........   5.80       9/15/2000      249,829
                                 500,000      Caterpillar Inc.+.....................   6.228      1/20/2000      499,984
                                 250,000      Chase Manhattan Corp.+................   6.37      12/08/2000      250,615
                                 250,000      Countrywide Home Loans, Inc.+.........   6.225      2/09/2000      250,000
                                 250,000      Deutsche Bank AG, NY..................   7.00       7/10/2000      250,650
                                 500,000      Finova Capital Corp. .................   8.13       4/26/2000      502,610
                                 550,000      Ford Motor Credit Company.............   8.375      1/15/2000      550,346
                                 200,000      Ford Motor Credit Company+............   5.70       5/05/2000      200,000
                                 150,000      Ford Motor Credit Company.............   6.85       8/15/2000      150,311
                                 250,000      General Electric Capital Corp.+.......   5.185      4/17/2000      249,903
                                 250,000      General Electric Capital Corp.+.......   6.111      5/03/2000      250,052

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--RESERVE ASSETS FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1999 (CONCLUDED)
--------------------------------------------------------------------------------

                                 FACE                                                 INTEREST    MATURITY
                                AMOUNT                        ISSUE                    RATE*        DATE        VALUE
------------------------------------------------------------------------------------------------------------------------
CORPORATE NOTES               $  100,000      General Electric Capital Corp.+.......   5.39 %     5/12/2000  $   100,008
(CONCLUDED)                      150,000      General Motors Acceptance Corp.+......   6.158      7/20/2000      149,971
                                 100,000      General Motors Acceptance Corp.+......   6.26      12/01/2000      100,062
                                 100,000      General Motors Acceptance Corp.+......   6.136      2/27/2001       99,917
                                 250,000      Goldman Sachs Group, Inc. ............   6.55      12/22/2000      250,000
                                 100,000      Goldman Sachs Group, Inc.+............   5.39       1/12/2001      100,000
                                 200,000      Household Finance Corp.+..............   4.85       3/13/2000      199,751
                                 500,000      Household Finance Corp.+..............   6.095      5/15/2000      499,960
                                 250,000      New Court Credit Group Inc.+..........   6.83      12/01/2000      250,453
                                 200,000      PepsiCo, Inc. ........................   5.875      6/01/2000      199,809
                                 250,000      Wells Fargo & Co. ....................   5.225      4/10/2000      249,597
                                 100,000      Xerox Credit Corp.+...................   5.62       4/06/2000       99,980
------------------------------------------------------------------------------------------------------------------------
                                              TOTAL CORPORATE NOTES (COST--$7,001,672)                         6,996,390
------------------------------------------------------------------------------------------------------------------------
FUNDING AGREEMENTS--4.8%       1,000,000      Jackson National Life Insurance
                                                Co.+................................   6.496      5/01/2000    1,000,000
------------------------------------------------------------------------------------------------------------------------
                                              TOTAL FUNDING AGREEMENTS (COST--$1,000,000)                      1,000,000
------------------------------------------------------------------------------------------------------------------------
US GOVERNMENT, AGENCY &          100,000      Federal Home Loan Mortgage
INSTRUMENTALITY                               Corporation...........................   5.25       1/19/2001       98,805
  OBLIGATIONS--
NON-DISCOUNT--5.6%               200,000      Federal National Mortgage
                                                Association.........................   5.07      12/14/2000      197,606
                                  75,000      Federal National Mortgage
                                                Association.........................   5.21       1/26/2001       74,088
                                 250,000      Student Loan Marketing Association+...   5.908      2/04/2000      249,995
                                 250,000      Student Loan Marketing Association+...   6.216      9/29/2000      249,965
                                 100,000      US Treasury Notes.....................   4.625     11/30/2000       98,750
                                 100,000      US Treasury Notes.....................   4.625     12/31/2000       98,562
                                 100,000      US Treasury Notes.....................   4.50       1/31/2001       98,344
------------------------------------------------------------------------------------------------------------------------
                                              TOTAL US GOVERNMENT, AGENCY & INSTRUMENTALITY
                                              OBLIGATIONS--NON-DISCOUNT (COST--$1,174,977)                     1,166,115
------------------------------------------------------------------------------------------------------------------------
REPURCHASE                       215,000      Nomura Securities International, Inc.,
AGREEMENTS**--1.0%                            purchased on 12/31/1999 to yield 5% to
                                                1/03/2000...........................                             215,000
------------------------------------------------------------------------------------------------------------------------
                                              TOTAL REPURCHASE AGREEMENTS (COST--$215,000)                       215,000
------------------------------------------------------------------------------------------------------------------------
                                              TOTAL INVESTMENTS
                                              (COST--$20,793,677)--99.3%............                          20,778,610
                                              OTHER ASSETS LESS LIABILITIES--0.7%...                             154,238
                                                                                                             -----------
                                              NET ASSETS--100.0%....................                         $20,932,848
                                                                                                             ===========
------------------------------------------------------------------------------------------------------------------------

* Commercial Paper and certain US Government, Agency & Instrumentality Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Fund. Other securities bear interest at the rates shown, payable at fixed dates or upon maturity. The interest rates on variable rate securities are adjusted periodically based upon appropriate indexes; the interest rates shown are the rates in effect at December 31, 1999.

** Repurchase Agreements are fully collateralized by US Government & Agency Obligations.

+ Variable rate notes.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--RESERVE ASSETS FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 1999
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (identified cost--$20,793,677*).......              $20,778,610
Cash........................................................                    2,554
Receivables:
  Interest..................................................  $164,294
  Capital shares sold.......................................    38,704        202,998
                                                              --------
Prepaid expenses and other assets...........................                    1,583
                                                                          -----------
Total assets................................................               20,985,745
                                                                          -----------
-------------------------------------------------------------------------------------
LIABILITIES:
Payables:
  Capital shares redeemed...................................    36,469
  Investment adviser........................................     9,864         46,333
                                                              --------
Accrued expenses and other liabilities......................                    6,564
                                                                          -----------
Total liabilities...........................................                   52,897
                                                                          -----------
-------------------------------------------------------------------------------------
NET ASSETS..................................................              $20,932,848
                                                                          ===========
-------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class A Shares of Common Stock, $.10 par value, 500,000,000
  shares authorized+........................................              $ 2,094,792
Paid-in capital in excess of par............................               18,853,123
Unrealized depreciation on investments--net.................                  (15,067)
                                                                          -----------
NET ASSETS..................................................              $20,932,848
                                                                          ===========
-------------------------------------------------------------------------------------
NET ASSET VALUE:
Class A--Based on net assets of $20,932,848 and 20,947,915
  shares outstanding........................................              $      1.00
                                                                          ===========
-------------------------------------------------------------------------------------

* As of December 31, 1999, net unrealized depreciation for Federal income tax purposes amounted to $15,075, of which $917 related to appreciated securities and $15,992 related to depreciated securities. The aggregate cost of investments at December 31, 1999 for Federal income tax purposes was $20,793,685.

+ The Fund is also authorized to issue 500,000,000 Class B Shares.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--RESERVE ASSETS FUND
STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 1999
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest and discount earned................................              $1,107,804
------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees....................................  $104,515
Custodian fees..............................................    10,697
Professional fees...........................................    10,610
Transfer agent fees.........................................     5,006
Accounting services.........................................     2,267
Printing and shareholder reports............................     1,300
Directors' fees and expenses................................       505
Other.......................................................       503
                                                              --------
Total expenses..............................................                 135,403
                                                                          ----------
Investment income--net......................................                 972,401
                                                                          ----------
------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS--NET:
Realized gain on investments--net...........................                   1,061
Change in unrealized appreciation/depreciation on
  investments--net..........................................                 (15,102)
                                                                          ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........              $  958,360
                                                                          ==========
------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--RESERVE ASSETS FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                        FOR THE YEAR
                                                                     ENDED DECEMBER 31,
                                                                ----------------------------
INCREASE (DECREASE) IN NET ASSETS:                                  1999            1998
--------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................    $    972,401    $  1,083,752
Realized gain on investments--net...........................           1,061           6,717
Change in unrealized appreciation/depreciation on
  investments--net..........................................         (15,102)           (453)
                                                                ------------    ------------
Net increase in net assets resulting from operations........         958,360       1,090,016
                                                                ------------    ------------
--------------------------------------------------------------------------------------------
DIVIDENDS & DISTRIBUTIONS TO SHAREHOLDERS:
Investment income--net:
  Class A...................................................        (972,401)     (1,083,752)
Realized gain on investments--net:
  Class A...................................................          (1,061)         (6,717)
                                                                ------------    ------------
Net decrease in net assets resulting from dividends and
  distributions to shareholders.............................        (973,462)     (1,090,469)
                                                                ------------    ------------
--------------------------------------------------------------------------------------------
CLASS A CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares............................       9,779,215       9,448,388
Net asset value of shares issued to shareholders in
  reinvestment of dividends and distributions...............         973,472       1,090,589
                                                                ------------    ------------
                                                                  10,752,687      10,538,977
Cost of shares redeemed.....................................     (11,142,863)    (10,302,620)
                                                                ------------    ------------
Net increase (decrease) in net assets derived from capital
  share transactions........................................        (390,176)        236,357
                                                                ------------    ------------
--------------------------------------------------------------------------------------------
NET ASSETS:
Total increase (decrease) in net assets.....................        (405,278)        235,904
Beginning of year...........................................      21,338,126      21,102,222
                                                                ------------    ------------
End of year.................................................    $ 20,932,848    $ 21,338,126
                                                                ============    ============
--------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--RESERVE ASSETS FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

THE FOLLOWING PER SHARE DATA AND RATIOS HAVE BEEN DERIVED FROM                        CLASS A
INFORMATION PROVIDED IN THE FINANCIAL STATEMENTS.               ---------------------------------------------------
                                                                          FOR THE YEAR ENDED DECEMBER 31,
                                                                ---------------------------------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:                          1999       1998       1997       1996       1995
-------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year...........................   $  1.00    $  1.00    $  1.00    $  1.00    $  1.00
                                                                -------    -------    -------    -------    -------
Investment income--net.......................................     .0464      .0496      .0506      .0501      .0543
Realized and unrealized gain (loss) on investments--net......    (.0006)     .0003      .0001     (.0005)     .0018
                                                                -------    -------    -------    -------    -------
Total from investment operations.............................     .0458      .0499      .0507      .0496      .0561
                                                                -------    -------    -------    -------    -------
Less dividends and distributions:
  Investment income--net.....................................    (.0464)    (.0496)    (.0506)    (.0501)    (.0543)
  Realized gain on investments--net..........................    (.0001)    (.0003)    (.0001)    (.0001)    (.0004)
                                                                -------    -------    -------    -------    -------
Total dividends and distributions............................    (.0465)    (.0499)    (.0507)    (.0502)    (.0547)
                                                                -------    -------    -------    -------    -------
Net asset value, end of year.................................   $  1.00    $  1.00    $  1.00    $  1.00    $  1.00
                                                                =======    =======    =======    =======    =======
-------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:*
Based on net asset value per share...........................     4.76%      5.10%      5.19%      5.13%      5.61%
                                                                =======    =======    =======    =======    =======
-------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses.....................................................      .65%       .68%       .62%       .61%       .61%
                                                                =======    =======    =======    =======    =======
Investment income and realized gain on investments--net......     4.66%      4.96%      5.06%      4.96%      5.47%
                                                                =======    =======    =======    =======    =======
-------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of year (in thousands).......................   $20,933    $21,338    $21,102    $22,885    $25,550
                                                                =======    =======    =======    =======    =======
-------------------------------------------------------------------------------------------------------------------

* Total investment returns exclude insurance-related fees and expenses.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--RESERVE ASSETS FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 18 separate funds. Each fund offers two classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Class A and Class B Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class and Class B Shares bear certain expenses related to the distribution of such shares. Reserve Assets Fund (the "Fund") is classified as "diversified," as defined in the Investment Company Act of 1940. The Fund's financial statements are prepared in accordance with generally accepted accounting principles, which may require the use of management accruals and estimates. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Portfolio securities with remaining maturities of greater than sixty days, for which market quotations are readily available, are valued at market value. As securities transition from sixty-one to sixty days to maturity, the difference between the valuation existing on the sixty-first day before maturity and maturity value is amortized on a straight-line basis to maturity. Securities maturing sixty days or less from their date of acquisition are valued at amortized cost, which approximates market value. For the purposes of valuation, the maturity of a variable rate security is deemed to be the next coupon date on which the interest rate is to be adjusted. Other investments for which market quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Company's Board of Directors.

  (b) Repurchase agreements--The Fund invests in US Government securities pursuant to repurchase agreements. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks to market such securities and, if necessary, receives additions to such securities daily to ensure that the contract is fully collateralized. If the counterparty defaults and the fair value of the collateral declines, liquidation of the collateral by the Fund may be delayed or limited.

  (c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

  (d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

  (e) Dividends and distributions--The Fund declares dividends daily and reinvests monthly such dividends (net of non-resident alien tax and back-up withholding tax) in additional shares of beneficial interest at net asset value. Dividends and distributions are declared from the total of net investment income and net realized gain or loss on investments.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner.

  MLAM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the funds. For such services, the Fund pays a monthly fee at the following annual rates: .500% of the Fund's average daily net assets not exceeding $500 million; .425% of average daily net assets in excess of $500 million but not exceeding $750 million; .375% of average daily net assets in excess of $750 million but not exceeding $1 billion; .350% of average daily net assets in excess of $1 billion but not exceeding $1.5 billion; .325% of average daily net assets in excess of $1.5 billion but not exceeding $2 billion; .300% of average daily net assets in excess of $2 billion but not exceeding $2.5 billion and .275% of average daily net assets in excess of $2.5 billion.

  MLAM and Merrill Lynch Life Agency, Inc. ("MLLA") have entered into an agreement

--------------------------------------------------------------------------------

which limits the operating expenses paid by the Fund, exclusive of any distribution fees imposed on Class B Shares, to 1.25% of its average daily net assets. Any such expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by MLAM which, in turn, will be reimbursed by MLLA.

  Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  Merrill Lynch Funds Distributor, a division of Princeton Funds Distributor, Inc. ("PFD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc., is the Fund's distributor.

  Accounting services are provided to the Fund by MLAM at cost.

  Certain officers and/or directors of the Company are officers and/or directors of MLAM, PSI, FDS, PFD, and/or ML & Co.

3. CAPITAL SHARE TRANSACTIONS:

The number of shares sold, reinvested and redeemed during the periods corresponds to the amounts included in the Statements of Changes in Net Assets for net proceeds from sale of shares, value of shares reinvested and cost of shares redeemed, respectively, since shares are recorded at $1.00 per share.

--------------------------------------------------------------------------------

MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--RESERVE ASSETS FUND
INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------
THE BOARD OF DIRECTORS AND SHAREHOLDERS,
RESERVE ASSETS FUND OF
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Reserve Assets Fund of Merrill Lynch Variable Series Funds, Inc. as of December 31, 1999, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1999 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Reserve Assets Fund of Merrill Lynch Variable Series Funds, Inc. as of December 31, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
February 10, 2000

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--SPECIAL VALUE FOCUS FUND
DECEMBER 31, 1999--ANNUAL REPORT
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

  The US economy finished 1999 with strong growth, low inflation, accelerating productivity, strong earnings and rising real wages. At its meeting on November 16, 1999, the Federal Reserve Board announced its move to tighten interest rates by 25 basis points (0.25%), essentially putting short-term interest rates back to where they were before the three quarter-point cuts that were made in the fall of 1998. Monetary policy was kept steady at the central bank's last meeting in 1999 on December 21 over Year 2000 concerns, but indications point to further tightening in early 2000. (The Federal Reserve Board did raise the Federal Funds rate by 0.25% on February 2, 2000.)

  US stock markets rebounded in October and advanced on a technology-driven rally in November. Significant strength in small-capitalization stocks also emerged in November, particularly in the small cap growth sector. Overall, US stock markets ended the year at new highs. In the fixed-income area, the 30-year Treasury bond yield hit a two-year high over concerns of the continued strength of the economy and potential future action by the Federal Reserve Board.

FISCAL YEAR IN REVIEW

  For the 12 months ended December 31, 1999, Special Value Focus Fund sharply outperformed the unmanaged Russell 2000 Index. Total returns for the Fund's Class A and Class B Shares were +34.15% and +33.99%, respectively. These returns compare to the total return of +21.26% for the Russell 2000 Index for the same period. Positive sector positioning and strong stock selection combined to produce favorable investment results for the year.

  Individual stocks that most benefited the Fund's investment results for the year included APAC Customer Services Inc., VISX, Incorporated and DSP Communications, Inc. Shares of APAC Customer Services appreciated sharply in the final months of the year on improved fundamentals in the teleservices business and the launch of an Internet-based customer service initiative. Shares of VISX, Incorporated, a provider of systems for laser vision correction, also contributed favorably to investment results. VISX shares rallied on market share advances and strong industry growth in laser vision correction procedures. We dramatically reduced the Fund's position in VISX as the stock reached our valuation objective and concerns surfaced with the entry of a new competitor into the US market. DSP Communications, Inc., a designer of chipsets used primarily in wireless devices, also benefited the Fund's investment results. Demand for DSP's wireless chipsets surged and the company was acquired by Intel Corp. at a substantial premium.

  During the fiscal year, the Fund's investment results were hindered by an investment in shares of CHS Electronics, Inc., an international distributor of microcomputers and related products. We eliminated the Fund's entire position in CHS Electronics after the discovery of accounting irregularities at the company. We reinvested the proceeds into distribution stocks where we had greater confidence in the near-term earnings outlook.

  Within the Russell 2000 Index, the technology, utility and producer durables sectors posted sharp gains for the year, while the consumer staples, financial services and transportation sectors declined. On balance, sector positioning had a positive effect on the Fund's investment results for the fiscal year. The portfolio was overweighted in the technology sector, which outperformed the benchmark index. Relative to the Russell 2000 Index, the Fund's underweighting in financial services and consumer staples stocks further benefited investment results. Approximately one-third of the Fund's total return in excess of the Russell 2000 Index was the result of sector positioning. The remaining two-thirds was attributable to positive stock selection.

  As small-capitalization stocks surged during the year, we realized gains in stocks that had reached our internal price objectives, and re-deployed the proceeds in stocks trading near the low end of their historical valuation ranges. Notable changes to the Fund's investment positioning included an increase in consumer discretionary stocks. We added a mix of retail, educational services, customer relationship management and temporary staffing stocks to the portfolio. We made minor reductions in the weight of the energy, materials processing and producers durables sectors.

  Despite the strong recent performance of the Russell 2000 Index, we continued to find many attractive small-capitalization investment opportunities. The returns of the past year are remarkable because performance gains were

--------------------------------------------------------------------------------

more heavily concentrated in high growth companies. Many small-capitalization companies with solid earnings and moderate growth prospects are still trading at extremely attractive valuation levels.

IN CONCLUSION

  We thank you for your continued investment in Special Value Focus Fund of Merrill Lynch Variable Series Funds, Inc., and we look forward to reviewing our outlook and strategy with you again in our next report to shareholders.

Sincerely,

/s/ LOGO TO COME
Terry K. Glenn
President and Director

/S/ LOGO TO COME
Daniel V. Szemis
Senior Vice President and Co-Portfolio Manager

/s/ LOGO TO COME
R. Elise Baum
Senior Vice President and Co-Portfolio Manager

February 7, 2000

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--SPECIAL VALUE FOCUS FUND
TOTAL RETURN BASED ON A $10,000 INVESTMENT--CLASS A AND CLASS B SHARES
--------------------------------------------------------------------------------
SPECIAL VALUE FOCUS FUND GRAPH

A line graph depicting the growth of an investment in the Fund's Class A Shares compared to growth of an investment in the Russell 2000 Small Stock Index. Beginning and ending values are:

                                                   12/89          12/99
Special Value Focus Fund+--
Class A Shares*                                   $10,000        $31,516
Russell 2000 Small Stock Index++                  $10,000        $35,164

A line graph depicting the growth of an investment in the Fund's Class B Shares compared to growth of an investment in the Russell 2000 Small Stock Index. Beginning and ending values are:

                                                   10/23/97**        12/99
Special Value Focus Fund+--
Class B Shares*                                   $10,000         $11,126
Russell 2000 Small Stock Index++                  $10,000         $11,524

*Assuming transaction costs and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses.
**Commencement of operations.
+Special Value Focus Fund invests primarily in common stocks of small companies and emerging growth companies regardless of size.
++This unmanaged Index is comprised of approximately 2,000 smaller-capitalization common stocks from various industrial sectors.
Past performance is not predictive of future performance.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--SPECIAL VALUE FOCUS FUND
AVERAGE ANNUAL TOTAL RETURN--CLASS A SHARES
--------------------------------------------------------------------------------
PERIOD COVERED                                                          % RETURN
--------------------------------------------------------------------------------
Year Ended 12/31/99                                                      +34.15%
--------------------------------------------------------------------------------
Five Years Ended 12/31/99                                                 +17.19
--------------------------------------------------------------------------------
Ten Years Ended 12/31/99                                                  +12.17
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--SPECIAL VALUE FOCUS FUND
AVERAGE ANNUAL TOTAL RETURN--CLASS B SHARES
--------------------------------------------------------------------------------
PERIOD COVERED                                                          % RETURN
--------------------------------------------------------------------------------
Year Ended 12/31/99                                                      +33.99%
--------------------------------------------------------------------------------
Inception (10/23/97) through 12/31/99                                     + 5.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--SPECIAL VALUE FOCUS FUND
RECENT PERFORMANCE RESULTS*
--------------------------------------------------------------------------------

                                                                6 MONTH         12 MONTH
                                                              TOTAL RETURN    TOTAL RETURN
------------------------------------------------------------------------------------------
Class A Shares                                                   +12.18%         +34.15%
------------------------------------------------------------------------------------------
Class B Shares                                                   +12.15          +33.99
------------------------------------------------------------------------------------------

* Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--SPECIAL VALUE FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                SHARES                                                                     PERCENT OF
SECTOR*                          HELD                        COMMON STOCKS                     VALUE       NET ASSETS
---------------------------------------------------------------------------------------------------------------------
AUTO & TRANSPORTATION
---------------------------------------------------------------------------------------------------------------------
                                  196,700    Air Express International Corporation........  $  6,355,869       1.2%
                                  344,700    Circle International Group, Inc. ............     7,540,312       1.4
                                   71,900    +Forward Air Corporation.....................     3,114,169       0.6
                                  191,000    +Gentex Corporation..........................     5,300,250       1.0
                                  502,500    +Keystone Automotive Industries, Inc. .......     2,936,484       0.5
                                  208,300    +Landair Corporation.........................     1,041,500       0.2
                                   67,700    Meritor Automotive, Inc. ....................     1,311,687       0.3
                                  894,700    +Miller Industries, Inc. ....................     2,572,262       0.5
                                                                                            ------------     -----
                                                                                              30,172,533       5.7
---------------------------------------------------------------------------------------------------------------------
CONSUMER DISCRETIONARY
---------------------------------------------------------------------------------------------------------------------
                                1,476,700    +APAC Customer Services Inc. ................    20,581,506       3.9
                                  222,000    +Ambassadors International, Inc. ............     2,428,125       0.5
                                  786,100    +Boise Cascade Office Products Corp. ........    11,791,500       2.2
                                  265,000    +Boron, LePore & Associates, Inc. ...........     1,722,500       0.3
                                  532,700    +Buffets, Inc. ..............................     5,327,000       1.0
                                  331,200    +Caribiner International, Inc. ..............     1,200,600       0.2
                                  164,100    +The Cheesecake Factory Incorporated.........     5,733,244       1.1
                                  878,000    +Danka Business Systems PLC (ADR)**..........    11,029,875       2.1
                                  130,000    +Education Management Corporation............     1,811,875       0.3
                                1,114,850    +HA-LO Industries, Inc. .....................     8,361,375       1.6
                                1,005,100    Heilig-Meyers Company........................     2,764,025       0.5
                                  121,700    +ITI Technologies, Inc. .....................     3,643,394       0.7
                                  194,300    +The Men's Warehouse, Inc. ..................     5,707,562       1.1
                                  293,100    +Micro Warehouse, Inc. ......................     5,404,031       1.0
                                  338,867    +Midway Games Inc. ..........................     8,111,629       1.5
                                  134,000    +Modis Professional Services, Inc. ..........     1,909,500       0.4
                                  554,000    +PETsMART, Inc. .............................     3,116,250       0.6
                                  551,800    +Paxson Communications Corporation...........     6,587,113       1.2
                                  558,600    Pier 1 Imports, Inc. ........................     3,561,075       0.7
                                  307,600    +SITEL Corporation...........................     2,153,200       0.4
                                  576,500    +Safety-Kleen Corp. .........................     6,521,656       1.2
                                  173,800    +Snyder Communications, Inc. ................     3,345,650       0.6
                                  447,400    +Stein Mart, Inc. ...........................     2,544,588       0.5
                                  140,900    Strayer Education, Inc. .....................     2,782,775       0.5
                                  182,000    +Suiza Foods Corporation.....................     7,211,750       1.3
                                  301,200    +United Rentals (North America), Inc. .......     5,158,050       1.0
                                  420,200    +Veterinary Centers of America, Inc. ........     5,410,075       1.0
                                  668,100    +WMS Industries Inc. ........................     8,768,813       1.6
                                   81,500    +West TeleServices Corporation...............     1,991,656       0.4
                                                                                            ------------     -----
                                                                                             156,680,392      29.4
---------------------------------------------------------------------------------------------------------------------
ENERGY
---------------------------------------------------------------------------------------------------------------------
                                  115,100    +Barrett Resources Corporation...............     3,388,256       0.6
                                  210,000    +Basin Exploration, Inc. ....................     3,688,125       0.7
                                   65,800    +Evergreen Resources, Inc. ..................     1,283,100       0.3
                                  150,700    +Louis Dreyfus Natural Gas Corp. ............     2,731,437       0.5
                                   50,000    +Plains Resources Inc. ......................       625,000       0.1
                                  207,000    +Tom Brown, Inc. ............................     2,768,625       0.5
                                                                                            ------------     -----
                                                                                              14,484,543       2.7
---------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES
---------------------------------------------------------------------------------------------------------------------
                                   47,350    American National Insurance Company..........     3,012,644       0.6
                                  609,500    +Billing Concepts Corp. .....................     3,923,656       0.7
                                  130,800    Brandywine Reality Trust.....................     2,141,850       0.4
                                   74,800    Camden Property Trust........................     2,047,650       0.4
                                  380,000    Capitol Federal Financial....................     3,705,000       0.7
                                  353,136    Charter One Financial, Inc. .................     6,753,726       1.3
                                   50,500    Commerce Bancorp, Inc. ......................     2,042,094       0.4
                                   81,400    FelCor Lodging Trust Inc. ...................     1,424,500       0.3

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--SPECIAL VALUE FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1999 (CONTINUED)
--------------------------------------------------------------------------------

                                SHARES                                                                     PERCENT OF
SECTOR*                          HELD                        COMMON STOCKS                     VALUE       NET ASSETS
---------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES (CONCLUDED)
---------------------------------------------------------------------------------------------------------------------
                                  166,000    Frontier Insurance Group, Inc. ..............  $    570,625       0.1%
                                  160,800    Investment Technology Group, Inc. ...........     4,623,000       0.9
                                   44,500    Kimco Realty Corporation.....................     1,507,437       0.3
                                  723,600    Meditrust Companies..........................     3,979,800       0.7
                                  115,300    National Data Corporation....................     3,912,994       0.7
                                  187,100    PXRE Group Limited...........................     2,432,300       0.4
                                  291,000    Peoples Heritage Financial Group, Inc. ......     4,365,000       0.8
                                  188,800    +Primark Corporation.........................     5,251,000       1.0
                                  133,000    Roslyn Bancorp, Inc. ........................     2,435,563       0.4
                                                                                            ------------     -----
                                                                                              54,128,839      10.1
---------------------------------------------------------------------------------------------------------------------
HEALTHCARE
---------------------------------------------------------------------------------------------------------------------
                                  909,400    +Caremark Rx, Inc. ..........................     4,603,837       0.9
                                  276,000    +Covance Inc. ...............................     2,984,250       0.6
                                  392,600    +EndoSonics Corporation......................     1,717,625       0.3
                                   24,200    +Gilead Sciences, Inc. ......................     1,306,800       0.3
                                    9,000    +Incyte Pharmaceuticals, Inc. ...............       532,125       0.1
                                   95,600    Mentor Corporation...........................     2,473,650       0.5
                                  291,000    +Nabi........................................     1,327,687       0.3
                                   45,700    +Neurogen Corporation........................       756,906       0.1
                                  193,900    +Novoste Corporation.........................     3,223,588       0.6
                                  705,200    +Orthodontic Centers of America, Inc. .......     8,418,325       1.6
                                   20,900    +PAREXEL International Corporation...........       246,881       0.0
                                   56,100    +Pharmaceutical Product Development, Inc. ...       666,188       0.1
                                   95,600    +Pharmacopeia, Inc. .........................     2,156,975       0.4
                                   66,700    ++Quintiles Transnational Corp. .............     1,242,288       0.2
                                  175,000    +Scios Inc. .................................       716,406       0.1
                                  273,400    Scottish Annuity & Life Holdings, Ltd. ......     2,221,375       0.4
                                   85,500    +Sierra Health Services, Inc. ...............       571,781       0.1
                                  160,000    +Sunrise Assisted Living, Inc. ..............     2,200,000       0.4
                                   16,000    +VISX, Incorporated..........................       828,000       0.2
                                                                                            ------------     -----
                                                                                              38,194,687       7.2
---------------------------------------------------------------------------------------------------------------------
MATERIALS & PROCESSING
---------------------------------------------------------------------------------------------------------------------
                                  276,900    AK Steel Holding Corporation.................     5,226,487       1.0
                                  278,800    A.M. Castle & Company........................     3,310,750       0.6
                                  152,200    Carpenter Technology Corporation.............     4,175,987       0.8
                                  357,000    Commonwealth Industries, Inc. ...............     4,596,375       0.9
                                  161,100    Gibraltar Steel Corporation..................     3,665,025       0.7
                                  124,900    +Insituform Technologies, Inc. (Class A).....     3,497,200       0.7
                                  382,000    Intermet Corporation.........................     4,440,750       0.8
                                   72,600    Kaydon Corp. ................................     1,946,587       0.4
                                  124,800    +Novamerican Steel, Inc. ....................     1,060,800       0.2
                                  299,800    +Paxar Corporation...........................     2,529,563       0.5
                                  191,100    Quanex Corporation...........................     4,873,050       0.9
                                   70,500    Rock-Tenn Company (Class A)..................     1,039,875       0.2
                                  697,476    Ryerson Tull, Inc. ..........................    13,557,190       2.5
                                  464,600    +Shiloh Industries, Inc. ....................     5,110,600       0.9
                                   21,000    The Timken Company...........................       429,188       0.1
                                  669,200    Watsco, Inc. ................................     7,737,625       1.4
                                   95,200    +Wolverine Tube, Inc. .......................     1,344,700       0.2
                                                                                            ------------     -----
                                                                                              68,541,752      12.8
---------------------------------------------------------------------------------------------------------------------
MISCELLANEOUS
---------------------------------------------------------------------------------------------------------------------
                                  639,200    +Metromedia International Group, Inc. .......     3,036,200       0.6
                                  136,000    +Sinclair Broadcast Group, Inc. (Class A)....     1,657,500       0.3
                                                                                            ------------     -----
                                                                                               4,693,700       0.9
---------------------------------------------------------------------------------------------------------------------
PRODUCER DURABLES
---------------------------------------------------------------------------------------------------------------------
                                   53,000    +ANTEC Corporation...........................     1,934,500       0.4
                                  365,350    Applied Industrial Technologies, Inc. .......     6,073,944       1.1

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--SPECIAL VALUE FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1999 (CONCLUDED)
--------------------------------------------------------------------------------

                                SHARES                                                                     PERCENT OF
SECTOR*                          HELD                        COMMON STOCKS                     VALUE       NET ASSETS
---------------------------------------------------------------------------------------------------------------------
PRODUCER DURABLES
(CONCLUDED)
---------------------------------------------------------------------------------------------------------------------
                                  110,700    +BE Aerospace, Inc. .........................  $    934,031       0.2%
                                  116,000    +BI Incorporated.............................       877,250       0.2
                                  400,600    +Brown & Sharpe Manufacturing Company (Class
                                               A).........................................       851,275       0.2
                                  253,100    +DONCASTERS PLC (ADR)**......................     2,277,900       0.4
                                  259,800    +ESCO Electronics Corporation................     3,020,175       0.6
                                  174,400    +Kent Electronics Corporation................     3,967,600       0.7
                                  251,700    Oakwood Homes Corporation....................       802,294       0.1
                                   72,600    The Ryland Group, Inc. ......................     1,674,338       0.3
                                   84,300    +Toll Brothers, Inc. ........................     1,570,088       0.3
                                   95,000    +Triumph Group, Inc. ........................     2,297,813       0.4
                                                                                            ------------     -----
                                                                                              26,281,208       4.9
---------------------------------------------------------------------------------------------------------------------
TECHNOLOGY
---------------------------------------------------------------------------------------------------------------------
                                  238,500    +Anixter International Inc. .................     4,919,062       0.9
                                  166,010    +Aspen Technology, Inc. .....................     4,388,889       0.8
                                   68,700    +Black Box Corporation.......................     4,602,900       0.9
                                   90,000    +C.P. Clare Corporation......................       922,500       0.2
                                  106,600    +Cognos, Inc. ...............................     4,876,950       0.9
                                   38,500    +Documentum, Inc. ...........................     2,305,187       0.4
                                  120,500    +FileNET Corporation.........................     3,087,812       0.6
                                  324,800    IKON Office Solutions, Inc. .................     2,212,700       0.4
                                  554,044    +InterVoice, Inc. ...........................    12,881,523       2.4
                                  718,100    +Mentor Graphics Corporation.................     9,380,181       1.8
                                  585,000    +NetManage, Inc. ............................     2,888,438       0.5
                                    7,800    +NetOptix Corporation........................       520,650       0.1
                                  113,200    Newport Corporation..........................     5,051,550       0.9
                                   59,700    +PairGain Technologies, Inc. ................       843,263       0.2
                                   65,000    +Pegasystems Inc. ...........................       727,188       0.1
                                  278,603    +Peoplesoft Inc. ............................     5,937,716       1.1
                                  376,600    +Phoenix Technologies Ltd. ..................     5,884,375       1.1
                                  374,900    +Planar Systems Inc. ........................     2,436,850       0.4
                                   72,200    +Rational Software Corporation...............     3,546,825       0.7
                                  191,000    +Read-Rite Corporation.......................       895,313       0.2
                                  427,700    +Sensormatic Electronics Corporation.........     7,458,019       1.4
                                  167,500    +Sterling Commerce, Inc. ....................     5,705,469       1.1
                                  616,251    +Structural Dynamics Research Corporation....     7,857,200       1.5
                                  352,400    +Sybase, Inc. ...............................     5,968,775       1.1
                                  158,200    Telxon Corporation...........................     2,531,200       0.5
                                                                                            ------------     -----
                                                                                             107,830,535      20.2
---------------------------------------------------------------------------------------------------------------------
                                             TOTAL COMMON STOCKS (COST--$486,483,709)        501,008,189      93.9
---------------------------------------------------------------------------------------------------------------------
                                 FACE
                                AMOUNT                   SHORT-TERM SECURITIES
---------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER***           $24,440,000    General Motors Acceptance Corp., 5% due
                                               1/03/2000..................................    24,429,817       4.6
                                8,000,000    Paccar Financial Corp., 6.60% due 1/10/2000..     7,985,333       1.5
---------------------------------------------------------------------------------------------------------------------
                                             TOTAL SHORT-TERM SECURITIES
                                               (COST--$32,415,150)                            32,415,150       6.1
---------------------------------------------------------------------------------------------------------------------
                                             TOTAL INVESTMENTS (COST--$518,898,859).......   533,423,339     100.0
                                             LIABILITIES IN EXCESS OF OTHER ASSETS........      (234,504)      0.0
                                                                                            ------------     -----
                                             NET ASSETS...................................  $533,188,835     100.0%
                                                                                            ============     =====
---------------------------------------------------------------------------------------------------------------------

* Holdings are classified into the economic sectors found in the Russell 2000 Index.

** American Depositary Receipts (ADR).

*** Commercial Paper is traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Fund.

+ Non-income producing security.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--SPECIAL VALUE FOCUS FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 1999
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (identified cost--$518,898,859).......               $533,423,339
Cash........................................................                    534,607
Receivables:
  Securities sold...........................................  $2,825,719
  Capital shares sold.......................................     457,556
  Dividends.................................................     181,313      3,464,588
                                                              ----------
Prepaid expenses and other assets...........................                     32,936
                                                                           ------------
Total assets................................................                537,455,470
                                                                           ------------
---------------------------------------------------------------------------------------
LIABILITIES:
Payables:
  Securities purchased......................................   3,146,299
  Capital shares redeemed...................................     695,199
  Investment adviser........................................     358,711
  Distributor...............................................         534      4,200,743
                                                              ----------
Accrued expenses and other liabilities......................                     65,892
                                                                           ------------
Total liabilities...........................................                  4,266,635
                                                                           ------------
---------------------------------------------------------------------------------------
NET ASSETS..................................................               $533,188,835
                                                                           ============
---------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class A Shares of Common Stock, $.10 par value, 100,000,000
  shares authorized.........................................               $  2,263,530
Class B Shares of Common Stock, $.10 par value, 100,000,000
  shares authorized.........................................                     19,776
Paid-in capital in excess of par............................                489,029,213
Accumulated distributions in excess of investment
  income--net...............................................                   (102,477)
Undistributed realized capital gains on investments--net....                 27,454,313
Unrealized appreciation on investments--net.................                 14,524,480
                                                                           ------------
NET ASSETS..................................................               $533,188,835
                                                                           ============
---------------------------------------------------------------------------------------
NET ASSET VALUE:
Class A--Based on net assets of $528,571,251 and 22,635,300
  shares outstanding........................................               $      23.35
                                                                           ============
Class B--Based on net assets of $4,617,584 and 197,764
  shares outstanding........................................               $      23.35
                                                                           ============
---------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--SPECIAL VALUE FOCUS FUND
STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 1999
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends...................................................               $  2,634,101
Interest and discount earned................................                  2,346,931
                                                                           ------------
Total income................................................                  4,981,032
                                                                           ------------
---------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees....................................  $3,304,754
Accounting services.........................................      82,733
Custodian fees..............................................      56,965
Printing and shareholder reports............................      50,080
Professional fees...........................................      49,810
Directors' fees and expenses................................       8,579
Transfer agent fees.........................................       5,010
Distribution fees--Class B..................................       3,271
Pricing services............................................       1,766
Other.......................................................       6,080
                                                              ----------
Total expenses..............................................                  3,569,048
                                                                           ------------
Investment income--net......................................                  1,411,984
                                                                           ------------
---------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN ON INVESTMENTS--NET:
Realized gain on investments--net...........................                 41,465,516
Change in unrealized appreciation/depreciation on
  investments--net..........................................                 93,096,217
                                                                           ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........               $135,973,717
                                                                           ============
---------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--SPECIAL VALUE FOCUS FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                      FOR THE YEAR ENDED
                                                                         DECEMBER 31,
                                                              ----------------------------------
INCREASE (DECREASE) IN NET ASSETS:                                1999               1998
------------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................  $  1,411,984      $     625,435
Realized gain on investments--net...........................    41,465,516         44,232,014
Change in unrealized appreciation/depreciation on
  investments--net..........................................    93,096,217        (71,727,863)
                                                              ------------      -------------
Net increase (decrease) in net assets resulting from
  operations................................................   135,973,717        (26,870,414)
                                                              ------------      -------------
------------------------------------------------------------------------------------------------
DIVIDENDS & DISTRIBUTIONS TO SHAREHOLDERS:
Investment income--net:
  Class A...................................................    (2,027,342)        (1,476,063)
  Class B...................................................       (10,062)              (726)
In excess of investment income--net:
  Class A...................................................      (101,971)                --
  Class B...................................................          (506)                --
Realized gain on investments--net:
  Class A...................................................   (57,708,553)      (109,791,778)
  Class B...................................................      (239,993)           (56,535)
                                                              ------------      -------------
Net decrease in net assets resulting from dividends and
  distributions to shareholders.............................   (60,088,427)      (111,325,102)
                                                              ------------      -------------
------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Net increase in net assets derived from capital share
  transactions..............................................     9,518,990        104,118,352
                                                              ------------      -------------
------------------------------------------------------------------------------------------------
NET ASSETS:
Total increase (decrease) in net assets.....................    85,404,280        (34,077,164)
Beginning of year...........................................   447,784,555        481,861,719
                                                              ------------      -------------
End of year*................................................  $533,188,835      $ 447,784,555
                                                              ============      =============
------------------------------------------------------------------------------------------------
* Undistributed (accumulated distributions in excess of)
  investment income--net....................................  $   (102,477)     $     625,420
                                                              ============      =============
------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--SPECIAL VALUE FOCUS FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

THE FOLLOWING PER SHARE DATA AND RATIOS HAVE
BEEN DERIVED FROM INFORMATION PROVIDED IN THE                                        CLASS A+
FINANCIAL STATEMENTS.                                        --------------------------------------------------------
                                                                         FOR THE YEAR ENDED DECEMBER 31,
                                                             --------------------------------------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:                        1999        1998        1997        1996        1995
---------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year.....................      $  19.95    $  27.75    $  26.22    $  27.98    $  19.26
                                                             --------    --------    --------    --------    --------
Investment income--net.................................           .06         .03         .09         .13         .17
Realized and unrealized gain (loss) on
  investments--net.....................................          6.03       (1.41)       2.80        1.84        8.64
                                                             --------    --------    --------    --------    --------
Total from investment operations.......................          6.09       (1.38)       2.89        1.97        8.81
                                                             --------    --------    --------    --------    --------
Less dividends and distributions:
  Investment income--net...............................          (.09)       (.09)       (.08)       (.14)       (.09)
  In excess of investment income--net..................          (.01)         --          --          --          --
  Realized gain on investments--net....................         (2.59)      (6.33)      (1.28)      (3.59)         --
                                                             --------    --------    --------    --------    --------
Total dividends and distributions......................         (2.69)      (6.42)      (1.36)      (3.73)       (.09)
                                                             --------    --------    --------    --------    --------
Net asset value, end of year...........................      $  23.35    $  19.95    $  27.75    $  26.22    $  27.98
                                                             ========    ========    ========    ========    ========
---------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:*
Based on net asset value per share.....................        34.15%      (6.50%)     11.72%       8.11%      45.90%
                                                             ========    ========    ========    ========    ========
---------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses...............................................          .81%        .81%        .80%        .81%        .81%
                                                             ========    ========    ========    ========    ========
Investment income--net.................................          .32%        .13%        .32%        .50%        .72%
                                                             ========    ========    ========    ========    ========
---------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of year (in thousands).................      $528,571    $446,510    $481,614    $453,029    $339,921
                                                             ========    ========    ========    ========    ========
Portfolio turnover.....................................        89.90%      56.29%     147.06%      80.84%      96.79%
                                                             ========    ========    ========    ========    ========
---------------------------------------------------------------------------------------------------------------------

* Total investment returns exclude insurance-related fees and expenses. + Based on average shares outstanding.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--SPECIAL VALUE FOCUS FUND
FINANCIAL HIGHLIGHTS (CONCLUDED)
--------------------------------------------------------------------------------

                                                                                    CLASS B++
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE                   ----------------------------------------------------
BEEN DERIVED FROM INFORMATION PROVIDED IN THE                           FOR THE
FINANCIAL STATEMENTS.                                                 YEAR ENDED
                                                                     DECEMBER 31,                 FOR THE PERIOD
                                                               -------------------------        OCT. 23, 1997+ TO
INCREASE (DECREASE) IN NET ASSET VALUE:                         1999              1998            DEC. 31, 1997
-------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period........................   $ 19.94           $ 27.74             $  31.23
                                                               -------           -------             --------
Investment income (loss)--net...............................       .03                --+++              (.01)
Realized and unrealized gain (loss) on investments--net.....      6.03             (1.39)               (3.48)
                                                               -------           -------             --------
Total from investment operations............................      6.06             (1.39)               (3.49)
                                                               -------           -------             --------
Less dividends and distributions:
  Investment income--net....................................      (.06)             (.08)                  --
  In excess of investment income--net.......................        --+++             --                   --
  Realized gain on investments--net.........................     (2.59)            (6.33)                  --
                                                               -------           -------             --------
Total dividends and distributions...........................     (2.65)            (6.41)                  --
                                                               -------           -------             --------
Net asset value, end of period..............................   $ 23.35           $ 19.94             $  27.74
                                                               =======           =======             ========
-------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share..........................    33.99%            (6.52%)             (11.18%)++
                                                               =======           =======             ========
-------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
Expenses....................................................      .96%              .97%                 .96%*
                                                               =======           =======             ========
Investment income (loss)--net...............................      .17%              .02%                (.24%)*
                                                               =======           =======             ========
-------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)....................   $ 4,618           $ 1,275             $    248
                                                               =======           =======             ========
Portfolio turnover..........................................    89.90%            56.29%              147.06%
                                                               =======           =======             ========
-------------------------------------------------------------------------------------------------------------------

* Annualized.
** Total investment returns exclude insurance-related fees and expenses. + Commencement of operations.
++ Based on average shares outstanding.
+++ Amount is less than $.01 per share.
++ Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--SPECIAL VALUE FOCUS FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 18 separate funds. Each fund offers two classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies, that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Class A and Class B Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class and Class B Shares bear certain expenses related to the distribution of such shares. Special Value Focus Fund (the "Fund") is classified as "diversified," as defined in the Investment Company Act of 1940. The Fund's financial statements are prepared in accordance with generally accepted accounting principles, which may require the use of management accruals and estimates. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the closing bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. Portfolio securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Options written are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price. Short-term securities are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company.

  (b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity and debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- Options--The Fund may write covered call options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium received is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received (or gain or loss to the extent the cost of the closing transaction exceeds the premium received).

  Written options are non-income producing investments.

  (c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

  (d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

  (e) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Distributions in excess of net investment income are due primarily to differing tax treatments for post-October losses.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner. The Company has also entered into a Distribution

--------------------------------------------------------------------------------

Agreement and Distribution Plan with Merrill Lynch Funds Distributor ("MLFD" or the "Distributor"), a division of Princeton Funds Distributor, Inc. ("PFD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

  MLAM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the funds. For such services, the Fund pays a monthly fee at the annual rate of .75% of the average daily value of the Fund's net assets.

  Pursuant to the Distribution Plan adopted by the Company, in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor an ongoing distribution fee each month at the annual rate of .15% of the average daily value of the Fund's Class B net assets.
  MLAM and Merrill Lynch Life Agency, Inc. ("MLLA") have entered into an agreement that limits the operating expenses paid by the Fund, exclusive of any distribution fees imposed on Class B Shares, to 1.25% of its average daily net assets. Any such expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by MLAM which, in turn, will be reimbursed by MLLA.
  For the year ended December 31, 1999, Merrill Lynch, Pierce, Fenner & Smith Incorporated, a subsidiary of ML & Co., earned $132,225 in commissions on the execution of portfolio security transactions.

  Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.
  Accounting services are provided to the Fund by MLAM at cost.
  Certain officers and/or directors of the Company are officers and/or directors of MLAM, PSI, FDS, PFD, and/or ML & Co.

3. INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 1999 were $356,387,009 and $360,186,931, respectively.
  Net realized gains (losses) for the year ended December 31, 1999 and net unrealized gains as of December 31, 1999 were as follows:

------------------------------------------------------------------
                                          Realized
                                            Gains      Unrealized
                                          (Losses)        Gains
------------------------------------------------------------------
Long-term investments..................  $41,465,595   $14,524,480
Short-term investments.................          (79)           --
                                         -----------   -----------
Total..................................  $41,465,516   $14,524,480
                                         ===========   ===========
------------------------------------------------------------------

  At December 31, 1999, net unrealized appreciation for Federal income tax purposes aggregated $13,682,054, of which $89,150,516 related to appreciated securities and $75,468,462 related to depreciated securities. At December 31, 1999, the aggregate cost of investments for Federal income tax purposes was $519,741,285.

4. CAPITAL SHARE TRANSACTIONS:

Net increase in net assets derived from capital share transactions were $9,518,990 and $104,118,352 for the years ended December 31, 1999 and December 31, 1998, respectively.

  Transactions in capital shares were as follows:

--------------------------------------------------------------------
Class A Shares for the Year Ended                         Dollar
December 31, 1999                          Shares         Amount
--------------------------------------------------------------------
Shares sold............................   1,944,306    $ 39,665,650
Shares issued to shareholders in
 reinvestment of dividends and
 distributions.........................   3,187,384      59,837,866
                                         ----------    ------------
Total issued...........................   5,131,690      99,503,516
Shares redeemed........................  (4,877,558)    (92,692,960)
                                         ----------    ------------
Net increase...........................     254,132    $  6,810,556
                                         ==========    ============
--------------------------------------------------------------------

--------------------------------------------------------------------
Class A Shares for the Year Ended                         Dollar
December 31, 1998                          Shares         Amount
--------------------------------------------------------------------
Shares sold............................   3,050,526    $ 58,185,991
Shares issued to shareholders in
 reinvestment of dividends and
 distributions.........................   5,216,495     111,267,844
                                         ----------    ------------
Total issued...........................   8,267,021     169,453,835
Shares redeemed........................  (3,241,298)    (66,488,266)
                                         ----------    ------------
Net increase...........................   5,025,723    $102,965,569
                                         ==========    ============
--------------------------------------------------------------------

--------------------------------------------------------------------
Class B Shares for the Year Ended                         Dollar
December 31, 1999                          Shares         Amount
--------------------------------------------------------------------
Shares sold............................     155,450    $  3,156,822
Shares issued to shareholders in
 reinvestment of dividends and
 distributions.........................      12,596         250,561
                                         ----------    ------------
Total issued...........................     168,046       3,407,383
Shares redeemed........................     (34,175)       (698,949)
                                         ----------    ------------
Net increase...........................     133,871    $  2,708,434
                                         ==========    ============
--------------------------------------------------------------------

--------------------------------------------------------------------
Class B Shares for the Year Ended                         Dollar
December 31, 1998                          Shares         Amount
--------------------------------------------------------------------
Shares sold............................      66,283    $  1,367,600
Shares issued to shareholders in
 reinvestment of dividends and
 distributions.........................       2,686          57,259
                                         ----------    ------------
Total issued...........................      68,969       1,424,859
Shares redeemed........................     (14,012)       (272,076)
                                         ----------    ------------
Net increase...........................      54,957    $  1,152,783
                                         ==========    ============
--------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--SPECIAL VALUE FOCUS FUND
INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

THE BOARD OF DIRECTORS AND SHAREHOLDERS,
SPECIAL VALUE FOCUS FUND OF
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Special Value Focus Fund of Merrill Lynch Variable Series Funds, Inc. as of December 31, 1999, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1999 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Special Value Focus Fund of Merrill Lynch Variable Series Funds, Inc. as of December 31, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
February 10, 2000

--------------------------------------------------------------------------------

                     [This page intentionally left blank.]

--------------------------------------------------------------------------------

                     [This page intentionally left blank.]

--------------------------------------------------------------------------------

                     [This page intentionally left blank.]

---------------------------------------------------------
MERRILL LYNCH
VARIABLE SERIES FUNDS, INC.
---------------------------------------------------------
PRINCIPAL OFFICE OF THE FUNDS
Box 9011
Princeton, NJ 08543-9011
DISTRIBUTOR
Princeton Funds Distributor, Inc.
CUSTODIAN
For all Funds except Developing Capital
Markets Focus Fund:
The Bank of New York
110 Washington Street
New York, NY 10286
For Developing Capital Markets Focus Fund:
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109
TRANSFER AGENT
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863

                                         DIRECTORS AND OFFICERS

                                         Terry K. Glenn

                                                       Kevin M. Rendino

                                         President

                                                       Senior Vice President

                                         Joe Grills

                                                       Thomas R. Robinson

                                         Director

                                                       Senior Vice President

                                         Walter Mintz

                                                       Walter D. Rogers

                                         Director

                                                       Senior Vice President

                                         Robert S. Salomon Jr.

                                                       Kurt Schansinger

                                         Director

                                                       Senior Vice President

                                         Melvin R. Seiden

                                                       Robert M. Shearer

                                         Director

                                                       Senior Vice President

                                         Stephen B. Swensrud

                                                       Daniel V. Szemis

                                         Director

                                                       Senior Vice President

                                         Arthur Zeikel

                                                       David Chesney

                                         Director

                                                       Vice President

                                         Christopher G. Ayoub

                                                       Robert F. Murray

                                                       Vice President

                                         Senior Vice President

                                         R. Elise Baum

                                                       Jacqueline L. Rogers

                                         Senior Vice President

                                                       Vice President

                                                       Donald C. Burke

                                         Lawrence R. Fuller

                                         Senior Vice President

                                                       Vice President and

                                                       Treasurer

                                         Vincent T. Lathbury III

                                         Senior Vice President

                                                       Allan J. Oster

                                                       Secretary

                                         Kevin J. McKenna

                                         Senior Vice President

                                         Eric S. Mitofsky

                                         Senior Vice President

                                         Joseph T. Monagle Jr.

                                         Senior Vice President

                                         Grace Pineda

                                         Senior Vice President

--------------------------------------------------------------------------------

  This report is only for distribution to shareholders of one of the Funds of Merrill Lynch Variable Series Funds, Inc. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of non-money market fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. An investment in the Domestic Money Market Fund or Reserve Assets Fund is neither insured nor guaranteed by the US Government. There can be no assurance that the money market Funds will be able to maintain a stable net asset value of $1.00 per share. Statements and other information herein are as dated and are subject to change.

Merrill Lynch Variable Series Funds, Inc.
Box 9011
Princeton, NJ
08543-9011
                                                                    #16897-12/99